                                                                    EXHIBIT 10.1


[BANKONE LOGO]


                    AMENDED AND RESTATED CREDIT AGREEMENT

                                    among

                      PHYSICIAN RELIANCE NETWORK, INC.,
                                as Borrower,

                           BANK ONE, TEXAS, N.A.,
                                  as Agent,
                        NATIONS BANK OF TEXAS, N.A.,
                                 as Co-Agent

                                     and

                           BANK ONE, TEXAS, N.A.,
                         NATIONSBANK OF TEXAS, N.A.,
                               BANQUE PARIBAS,
            COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
                           THE FUJI BANK LIMITED,
                              MELLON BANK, N.A.
                       PNC BANK, NATIONAL ASSOCIATION
                                     and
                    SUN TRUST BANK, CENTRAL FLORIDA, N.A.
       (AND THE OTHER LENDERS, IF ANY, FROM TIME TO TIME PARTY HERETO)
                                 as Lenders





                          Dated as of June 11, 1997

                              TABLE OF CONTENTS



ARTICLE 1 - Definitions     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.2      Other Definitional Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 1.3      Accounting Terms and Determinations . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 1.4      Financial Covenants and Reporting . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE 2 - Facility      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 2.1      Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 2.2      Revolving Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 2.3      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 2.4      Interest Rate Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 2.5      Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 2.6      Mandatory Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 2.7      Termination of Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 2.8      Procedure for Borrowing and Disbursement  . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 2.9      Manner of Payments; Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 2.10     Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 2.11     Reimbursements to the Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 2.12     Facility Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 2.13     Funding/Booking Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 2.14     Pro Rata Treatment Among the Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 2.15     Sharing of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 2.16     Non-Receipt of Funds By Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 2.17     Special Provisions for LIBOR Balance Pricing  . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 2.18     Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 2.19     Computations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

ARTICLE 3 - Collateral    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 3.1      Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 3.2      First Priority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 3.3      Perfection and Protection of the Lenders' Interests . . . . . . . . . . . . . . . . . . . .  28
         Section 3.4      Subsidiary Pledge Agreements and Guaranties . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 3.5      New Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

ARTICLE 4 - Conditions    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 4.1      Items to Be Delivered By Borrower Upon Execution of this Agreement  . . . . . . . . . . . .  29
         Section 4.2      Advances Under the Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

ARTICLE 5 - Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 5.1      Corporate Names; Trade Names  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 5.2      Chief Executive Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 5.3      Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 5.4      Power and Authority; Validity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

         Section 5.5      No Conflicting Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 5.6      Share Ownership . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 5.7      Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 5.8      Litigation and Judgments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 5.9      Compliance With Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 5.10     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 5.11     Title to Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 5.12     Service Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 5.13     Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 5.14     Full Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 5.15     Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 5.16     Employee Relations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 5.17     Employee Benefit Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 5.18     Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 5.19     Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 5.20     Margin Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 5.21     Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 5.22     Public Utility Holding Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 5.23     Outstanding Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 5.24     Representations and Warranties Cumulative . . . . . . . . . . . . . . . . . . . . . . . . .  37

ARTICLE 6 - Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 6.1      Reporting Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 6.2      Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 6.3      Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 6.4      Corporate Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 6.5      Operating Budget. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 6.6      Proxy Statements, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 6.7      Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 6.8      Notification of Contingent Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 6.9      Notification of Material Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 6.10     Notification of Acquisitions and New Subsidiaries . . . . . . . . . . . . . . . . . . . . .  41
         Section 6.11     Notification Regarding Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 6.12     Payment of Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 6.13     Compliance With Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 6.14     Compliance With Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 6.15     Service Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 6.16     Agreements With Providers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 6.17     Fees, Costs and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 6.18     Affiliate Subordination Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 6.19     Change of Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 6.20     Maintenance of Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 6.21     Ownership, Management Change: Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 6.22     Ownership, Change: Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 6.23     Employee Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 6.24     Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

         Section 6.25     Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

ARTICLE 7 - Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 7.1      Prohibition Against Liens On Collateral . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 7.2      Prohibition Against Liens On Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 7.3      Sale of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 7.4      Continuity of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 7.5      Dissolution, Liquidation, Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 7.6      Prohibition Against Certain Acquisition Indebtedness  . . . . . . . . . . . . . . . . . . .  45
         Section 7.7      Transactions With Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 7.8      Dividends, Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 7.9      Redemptions and Acquisitions of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 7.10     Loans to Officers, Directors and Shareholders . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 7.11     Limitation on Non-Material Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . .  46

ARTICLE 8 - Financial Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 8.1      Current Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 8.2      Consolidated Net Worth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 8.3      Fixed Charge Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 8.4      Leverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 8.5      Funded Debt to Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 8.6      Capital Expenditures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

ARTICLE 9 - Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 9.1      Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

ARTICLE 10 - Remedies     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Section 10.1     Refusal of Funding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Section 10.2     Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Section 10.3     Cash Collateral; Injunctive Relief  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 10.4     Enforcement Costs; Injunctive Relief  . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 10.5     Waiver of Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 10.6     Setoff  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 10.7     Performance By Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 10.8     Non-Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 10.9     Application of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

ARTICLE 11 - Agent        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 11.1     Agreements Among the Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

ARTICLE 12 - Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         Section 12.1     Effective Date; Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         Section 12.2     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         Section 12.3     Agent's Records; Account Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 12.4     Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         Section 12.5     Non-applicability of Chapter 15 of the Texas Credit Code  . . . . . . . . . . . . . . . . .  61

         Section 12.6     Judgment Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         Section 12.7     Interest Limitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         Section 12.8     Continuing Rights of the Lenders In Respect of Obligations  . . . . . . . . . . . . . . . .  62
         Section 12.9     Fees, Costs and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 12.10    Acceptance and Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 12.11    Waiver of Trial By Jury . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 12.12    Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 12.13    Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 12.14    Agent for the Benefit of the Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 12.15    Further Assurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 12.16    Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 12.17    Entirety and Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 12.18    Parties Bound . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 12.19    Exhibits and Schedules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 12.20    Cumulative Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 12.21    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 12.22    Multiple Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 12.23    Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 12.24    Covenants Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 12.25    Amendment and Restatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

                                   SCHEDULES


Schedule 5.1         -    Trade Names; Mergers; Acquisitions
Schedule 5.6(a)      -    Borrower's Capital Stock
Schedule 5.6(b)      -    Subsidiaries and Ownership of Subsidiaries
Schedule 5.8         -    Litigation and Judgments
Schedule 5.12        -    Service Agreements
Schedule 5.19        -    Indebtedness and Capital Leases
Schedule 7.2         -    Permitted Liens

                                    EXHIBITS


Exhibit A        -     Form of Revolving Note
Exhibit B        -     Form of Assignment and Acceptance
Exhibit C        -     Form of Interest Notice
Exhibit D        -     Form of Compliance Certificate
Exhibit E        -     Form of Guaranty
Exhibit F        -     Form of Pledge Agreement
Exhibit G        -     Form of Pledging Subsidiary Pledge Agreement

                     AMENDED AND RESTATED CREDIT AGREEMENT

    This Amended and Restated Credit Agreement ("Agreement"), dated as of June 11, 1997, is executed and entered into by and among PHYSICIAN RELIANCE NETWORK, INC., a Texas corporation ("Borrower"), each of the lending institutions which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto or any permitted successor or assignee thereof permitted pursuant to Section 2.18 (individually, a "Lender" and collectively, the "Lenders"), BANK ONE, TEXAS, N.A., a national banking association, as agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, "Agent") and NATIONSBANK OF TEXAS, N.A., a national banking association, as co-agent.

                                   RECITALS:

    A. Borrower, Bank One, Texas, N.A. (as a lender and as agent) and NationsBank of Texas, N.A. (as a lender) are parties to the Original Loan Agreement (as defined herein), pursuant to which the "Lenders" (as defined in the Original Loan Agreement) extended a $90,000,000 revolving credit facility to Borrower.

    B. Borrower has requested that the Original Loan Agreement be amended to increase the revolving credit facility from $90,000,000 to $140,000,000, the proceeds of which shall be used by Borrower for the purposes of (a) refinancing the indebtedness owed by Borrower under the Original Loan Agreement and increasing the revolving credit facility, (b) financing equipment and real estate purchases, permitted acquisitions and the development of oncology treatment centers, and (c) providing working capital available for Borrower's general corporate purposes; and

    C. The Lenders have agreed to provide such increase in the revolving credit facility to Borrower upon and subject to the terms and conditions set forth in this Agreement and the other Loan Documents (as defined herein).

    NOW THEREFORE, for and in consideration of the premises and the mutual covenants herein contained, the sufficiency of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

                                   ARTICLE 1

                                  Definitions

    Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

    "Adjusted Base Rate" means a rate equal to the sum of (i) the Base Rate plus (ii) the Applicable Margin.

    "Adjusted LIBOR Rate" means with respect to each Interest Period for a LIBOR Rate Advance, on any day thereof, an amount equal to the sum of (i) the quotient of (a) the LIBOR Rate with respect to such Interest Period divided by
(b) the remainder of 1.0 less the LIBOR Reserve

Requirement in effect on such day, plus (ii) the Applicable Margin. Each determination by Agent of the Adjusted LIBOR Rate shall, in the absence of manifest error, be conclusive and binding.

    "Advance" means a loan made to Borrower under the Facility.

    "Affiliate" means, as to any Person, any other Person (i) that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such Person, or (ii) that directly or indirectly beneficially owns or holds fifty percent (50%) or more of any class of Voting Stock of such Person or (iii) fifty percent (50%) or more of the Voting Stock of which is directly or indirectly beneficially owned or held by the Person in question. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise; provided that in no event shall Agent or any Lender be deemed an Affiliate of Borrower or any of its Subsidiaries.

    "Affiliate Subordination Agreement" means a subordination agreement respecting an Affiliate of Borrower as prescribed by Section 6.19.

    "Agent" means BANK ONE, TEXAS, N.A., a national banking association, as administrative agent for the Lenders under this Agreement, whose principal place of business is located at 1717 Main Street, Dallas, Texas 75201, or such successor administrative agent as may be appointed pursuant to Section 11.1(h).

    "Agreement" means this Amended and Restated Credit Agreement and all exhibits, schedules and addenda hereto, and any renewal, extension, amendment, modification, restatement or supplement hereof.

    "Applicable Laws" means all laws, regulations and orders applicable to any Person and their respective operations and property, including, without limitation, all current and future judicial, legislative, regulatory, administrative, common law and governmental instructions, interpretations, approvals, certifications, permits and opinions relating to Medicare and Medicaid and similar items issued or promulgated by governmental agencies, departments, offices, commissions, boards, bureaus or instrumentalities of the U.S. or the State of Texas, or any political subdivision, and all Environmental Requirements.

    "Applicable Margin" means (i) in respect of the Base Rate Balance, zero percent (0.0%) and (ii) in respect of the LIBOR Balance, the percentage corresponding to Borrower's Leverage Ratio as set forth in the table below:

========================================================================================
 Leverage Ratio                                                            Applicable
 --------------                                                            ----------
                                                                             Margin
                                                                             ------
========================================================================================
 Less than or equal to 1.00 to 1.00                                             0.70%
----------------------------------------------------------------------------------------
 Greater than 1.00 to 1.00, but less than or equal to 1.50 to 1.00              0.90%
----------------------------------------------------------------------------------------
 Greater than 1.50 to 1.00, but less than or equal to 2.00 to 1.00              1.125%
----------------------------------------------------------------------------------------

========================================================================================
 Leverage Ratio                                                            Applicable
 --------------                                                            ----------
                                                                             Margin
                                                                             ------
========================================================================================
 Greater than 2.00 to 1.00, but less than or equal to 2.50 to 1.00              1.375%
----------------------------------------------------------------------------------------
 Greater than 2.50 to 1.00                                                      1.625%
========================================================================================


With respect to the period beginning on the Closing Date and ending on the next following date of adjustment of the Applicable Margin (as set forth below), for purposes of determining the Applicable Margin in respect of the LIBOR Balance the Leverage Ratio shall be measured and determined according to Borrower's financial statements dated as of March 31, 1997, and thereafter, the Leverage Ratio shall be determined according to the latest of the subsequent financial statements delivered to Agent under Section 6.1 of this Agreement. After the Closing Date, each change, if any, in the Applicable Margin shall be deemed effective as of the first day of the calendar month next following the calendar month in which such financial statements are delivered to Agent.

    "Assignee" means an Eligible Assignee acceptable to and approved by Agent, and Borrower, to whom a Lender, as an Assigning Lender, assigns all or any portion of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance as provided by Section 2.18.

    "Assigning Lender" means any Lender that assigns all or any portion of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance as provided by Section 2.18.

    "Assignment and Acceptance" means an Assignment and Acceptance Agreement, in substantially the form of Exhibit "B" hereto, entered into pursuant to
Section 2.18 between a Lender, as an Assigning Lender, and an Assignee, and accepted by Agent.

    "Availability" at any time means an amount determined by taking the lesser of the Credit Limit or the Commitment Availability, and then subtracting the Facility Balance.

    "Bank One" means Bank One, Texas, N.A., a national bank in its individual corporate capacity, with its principal place of business located at 1717 Main Street, Dallas, Texas 75201.

    "Base Rate" means the higher of (a) the rate of interest from time to time announced by Bank One as its "Base Rate" or "Prime Rate," or (b) the Federal Funds Rate plus one-half of one percent (0.50%). The Base Rate may not be the lowest or best rate of interest at any time charged by Bank One to any customer.

    "Base Rate Advance" means an Advance that bears interest based upon the Adjusted Base Rate.

    "Base Rate Balance" means any portion of the Facility Balance bearing interest at the Adjusted Base Rate pursuant to the terms of this Agreement.

    "Borrower" means PHYSICIAN RELIANCE NETWORK, INC., a Texas corporation, whose chief executive office is located at Two Lincoln Centre, 5420 LBJ Freeway, Suite 900, Dallas, Texas 75240, and its successors and permitted assigns.

    "Borrower Pledge Agreement" means the pledge and security agreement executed by Borrower, granting to Agent for the ratable benefit of the Lenders a continuing pledge, security interest and lien in and to all Capital Stock now or hereafter owned by Borrower in all present and future Material Subsidiaries, Research and IMC in the form of Exhibit F attached hereto, as such agreement may be renewed, extended, modified, amended, restated or supplemented from time to time.

    "Business Day" means (a) any calendar day except Saturday, Sunday and those legal public holidays specified in 5 U.S.C. Section 6103(a), as it may be amended from time to time, and (b) with respect to all Advances, payments, conversions, continuations, Interest Periods and notices in connection with the LIBOR Balance or any LIBOR Rate Advance, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in U.S. dollar deposits are carried out in the London interbank Eurodollar market.

    "Cancer Center" means a facility for the provision of medical care and related services, and which is owned or leased by Borrower and occupied by a Provider.

    "Capital Expenditures" means expenditures which are classified as capital expenditures according to GAAP and expressly excludes any consideration paid in connection with the acquisition of all or substantially all of the assets or Capital Stock of another Person.

    "Capital Stock" means corporate stock and any and all shares, partnership interests, membership interests, equity interests, rights, securities or other equivalent evidences of ownership (however designated) issued by any entity (whether a corporation, partnership, limited liability company, limited partnership or other type of entity).

    "Capitalization" means, at any time, the sum of Funded Debt plus Consolidated Net Worth.

    "Claim" means a claim (whether directly, as assignee, by law or otherwise) for payment or reimbursement from a Payor in respect of the rendition of medical care and related services, or the sale or rental of equipment, inventory or other supplies or merchandise in connection therewith, to a Patient by or on behalf of a Provider which gives rise to an account or a receivable, and all security or guaranties for same, and all proceeds of any of the foregoing. "Claim" includes, without limitation, any such claims under Medicare or Medicaid and all Claims from time to time provided for purchase by Borrower from a Provider under any Service Agreement.

    "Closing Date" means the effective date specified in the preamble of this Agreement.

    "Code" means the Uniform Commercial Code in effect in the State of Texas.

    "Collateral" has the meaning set forth in Section 3.1.

    "Commitment Availability" means an amount determined by multiplying Borrower's EBITDA for the preceding four fiscal quarters by three (3). The Commitment Availability shall be certified to Agent in the Compliance Certificate delivered to Agent pursuant to Section 6.1(d). Each change, if any, in the Commitment Availability shall be deemed effective as of the first day of the calendar month next following the calendar month in which financial statements are delivered to Agent pursuant to Section 6.1 of this Agreement. As of the Closing Date the Commitment Availability shall be determined by reference to Borrower's financial statements dated March 31, 1997.

    "Committed Maximum" means, as to any Lender at any time, the dollar amount specified adjacent to its name on the signature pages hereof or, if such Lender is a party to an Assignment and Acceptance, the amount set forth in the most recent Assignment and Acceptance of such Lender.

    "Committed Percentage" means, as to any Lender at any time, the percentage determined by dividing the Committed Maximum of such Lender by the Credit Limit at such time.

    "Confidential Information" means any financial statements, business plans and projections (denoted as such) of Borrower or any of its Subsidiaries, any Service Agreement and medical records of a Patient, and such other nonpublic information about Borrower or any of its Subsidiaries which is delivered to Agent or any Lender in connection with the Facility by Borrower or any of its Subsidiaries and which is marked and identified as "Confidential" or otherwise is designated by Borrower or such Subsidiary as confidential at the time such information is disclosed to Agent or the Lenders.

    "Consequential Loss" means, as to any Lender, with respect to Borrower's payment, or conversion to a different Interest Option, of all or any portion of the LIBOR Balance on a day other than the last day of the Interest Period related thereto, any loss, cost or expense incurred by such Lender in redepositing such principal amount, including, without limitation, the sum of
(i) the interest which, but for such payment, such Lender would have earned in respect of such principal amount so paid, for the remainder of the Interest Period applicable to such sum, reduced, if such Lender is able to redeposit such principal amount so paid for the balance of such Interest Period, by the interest earned by such Lender as a result of so redepositing such principal amount plus (ii) any expense or penalty incurred by such Lender on redepositing such principal amount.

    "Consolidated Net Worth" means, at any time, shareholders equity for Borrower and its Subsidiaries, determined according to GAAP.

    "Contract Rate" at any time means the Adjusted Base Rate with respect to the Base Rate Balance or, the Adjusted LIBOR Rate with respect to the LIBOR Balance, as the case may be, in effect at any time pursuant to an Interest Notice or otherwise pursuant to the terms of this Agreement, provided that at any time when an Event of Default is in existence, the Contract Rate otherwise applicable shall increase to a floating annual rate of interest equal to the lesser of (i) the sum of the Base Rate plus two percent (2.0%) or (ii) the Maximum Rate, effective beginning upon written notice to Borrower by Agent and continuing until such time, if any, as such Event of Default is cured to Agent's satisfaction, waived or until such increase may be rescinded by Agent in its discretion.

    "Contract Term" means the period beginning on the Closing Date and continuing through and including the Maturity Date.

    "Contractual Debt" means all indebtedness and other obligations for borrowed money (including, without limitation, Subordinated Debt) or the deferred purchase price of goods or services, including, without limitation, obligations under capital leases. Contractual Debt excludes the unfunded portion, if any, from time to time under the Facility, but includes the unfunded portion, if any, from time to time under any other credit agreement.

    "Credit Limit" at any time means an amount equal to the lesser of (i) One Hundred Forty Million Dollars ($140,000,000) or (ii) the aggregate Committed Maximum for all Lenders.

    "Current Ratio" means, at any time, the ratio of current assets to current liabilities, each determined according to GAAP.

    "Determining Lenders" means, as of the date of any determination, any combination of Lenders (excluding however, any Lender that is in default of any obligations to make funds available to Agent pursuant to Section 2.8(b)) having at least sixty-six and two thirds percent (66.67%) of the Facility Balance, provided that if at any time there is no principal outstanding under the Facility, "Determining Lenders" means any combination of Lenders whose combined Committed Percentages equal at least sixty-six and two thirds percent (66.67%) of the Credit Limit.

    "EBITDA" means, for any period, earnings before interest, taxes, depreciation and amortization, determined for such period according to GAAP.

    "Eligible Assignee" means any Person that is an Exempt Person.

    "Environmental Damages" means all costs, judgments, good faith settlements, claims, damages, losses, penalties, fines, liabilities, encumbrances, liens, costs and expenses, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, and reasonable attorneys' fees costs and expenses in connection therewith, which are incurred at any time as a result of (a) the handling of Hazardous Materials by or on behalf of Borrower or any Guarantor, or (b) the existence of conditions giving rise to any violation of Environmental Requirements. Such Environmental Damages include, without limitation, (i) all reasonable costs incurred in connection with the investigation or remediation of Hazardous Materials or violations of Environmental Requirements which are necessary to comply with any Environmental Requirements, including, without limitation, reasonable fees incurred for the services of attorneys, consultants, contractors, experts and laboratories, and all other reasonable costs incurred in the preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work, (ii) damages for personal injury, injury to property or natural resources occurring on or off of affected real property, consequential damages, the cost of demolition and rebuilding of any improvements on real property, and interest and penalties, and (iii) liability to any third party or governmental agency to reimburse, indemnify or provide contribution to such person or agency. With respect to any parcel of real property owned by Borrower, or any of its Subsidiaries, Environmental Damages does not include any of the foregoing which
(1) is based solely upon, or arises solely from, conditions or actions which first occur or come into existence, at a time, if any, after ownership, possession, control and management of any such property has been transferred to a Person (not including Borrower, any of its Subsidiaries, or any Person directly or indirectly affiliated or related to, or controlled by, or who is an agent or nominee of, any of them) in a transaction which itself does not give rise to or result in an Event of Default under the Loan Documents and (2) which are not caused (directly or indirectly) by Borrower, any of its Subsidiaries, or any Person directly or indirectly affiliated or related to, or controlled by, or who is an agent or nominee of, any of them.

    "Environmental Requirements" means all legislative, regulatory, administrative and common law requirements relating to the protection of human health and safety or the environment, including, without limitation, applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, judgments, orders, judicial opinions, approvals, authorizations, concessions, franchise and similar items issued or promulgated by governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the U.S., any state or any political subdivision.

    "Equipment" collectively means all of Borrower's equipment, furniture, furnishings, art work and removable fixtures now owned or hereafter acquired, of whatever nature and wherever located, all materials used or consumed in connection therewith and all tools, parts, accessories, processes, plans, manuals and specifications relating thereto.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all regulations issued pursuant thereto and published interpretations thereunder.

    "ERISA Affiliate" means any Person which, together with Borrower, would be treated as a single employer under Section 4001 of ERISA or Section 414 of the IRC.

    "Event of Default" has the meaning set forth in Section 9.1.


    "Exempt Person" means any Person (not an individual) who either (a) is organized under the laws of, and located and principally operating within, the U.S., or any state thereof or (b) has on file with Agent such currently effective duly executed form(s) or statement(s) which may, from time to time be prescribed by law and which, pursuant to applicable provisions of an (i) income tax treaty between the U.S. and the country of residence of such Person or (ii) the IRC, as amended, or any applicable rules or regulations in effect under either, permits Agent to disburse to such Person payments under this Agreement free of any obligation or liability for withholding.

    "Facility" means the loan facility established by the Lenders in favor of Borrower pursuant to this Agreement, and any and all renewals, extensions or modifications thereof.

    "Facility Balance" at any time means the aggregate unpaid balance of outstanding principal under the Facility.

    "Federal Funds Rate" means the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System in effect at the Federal Reserve Bank in Dallas, Texas as determined on any basis reasonably selected by Agent. The Federal Funds Rate applicable each day shall be the Federal Funds Rate reported as applicable to Federal Funds transactions on that date. In the case of Saturday, Sunday or any legal holiday, the Federal Funds Rate shall be the rate applicable to federal funds transactions on the immediately preceding day for which the Federal Funds Rate is determined.

    "Fixed Charge Coverage Ratio" means for any period, the ratio of (A) EBITDA (not including any minority interests), plus rental expense, divided by (B) Fixed Charges.

    "Fixed Charges" means the sum of interest expense, current maturities of long term debt and current obligations on long term capital leases, required dividends on preferred stock, rental expense and taxes (exclusive of refunds or other credits).

    "Funded Debt" means, at any time, the sum of (i) Contractual Debt, (ii) the aggregate amount of mandatory redemption obligations of Borrower in respect of any of its Capital Stock, (iii) the aggregate amount of unfunded letters of credit outstanding for which Borrower is obligated to the issuer thereof for reimbursement, (iv) the aggregate amount, if any, for which Borrower is obligated under guaranty agreements, capital maintenance and cash flow support agreements, and other contingent debt obligations.

    "Funding Period" means the period beginning on the Closing Date and ending at the close of Agent's business on the Business Day preceding the Maturity Date.

    "GAAP" means generally accepted accounting principles existing as of the effective date of this Agreement as promulgated by opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements of the Financial Accounting Standards Board, consistently applied.

    "Guarantor" means each of Borrower's present or future Material Subsidiaries, Research and IMC, and each other Person that hereafter executes a Guaranty, respectively, and "Guarantors" means all of such Persons, collectively.

    "Guaranty" means a guaranty agreement, in the form of Exhibit E attached hereto, executed and delivered by a Guarantor to and in favor of Agent for the benefit of Agent and the Lenders, pursuant to which such Guarantor guarantees the payment and performance of the Obligations as required by Section 3.4 hereof and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

    "Hazardous Materials" means any chemical substances, pollutants, contaminants, materials, or wastes, or combinations thereof, whether solid, liquid or gaseous in nature, the presence of which requires or may require investigation or remediation under any federal, state or local statute, regulations, ordinance, order, action, policy or common law or which poses or threatens to pose a hazard to the health or safety of persons on or about real property affected by Borrower's or any of its Subsidiaries' activities, including, without limitation, material (i) which is or becomes defined as a "hazardous waste," "hazardous substance," "pollutant or contaminant" under any Environmental Requirements, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. section 9601 et seq.) or the Resource Conservation and

Recovery Act (42 U.S.C. section 6901 et seq.) or (ii) which contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, urea formaldehyde foam insulation or radon gas.

    "IMC" means Innovative Medical Communications, Inc., a Texas corporation, whose chief executive office is located at Two Lincoln Centre, 5420 LBJ Freeway, Suite 900, Dallas, Texas 75240.

    "Indemnified Claims" means any and all claims (including, without limitation, claims for recoupment or recovery of overpayments by a Payor), demands, actions, causes of action, judgments, obligations, liabilities, losses, damages and consequential damages, penalties, fines, costs, fees, expenses and disbursements (including, without limitation, fees and expenses of attorneys and other professional consultants and experts in connection with investigation or defense) of every kind, known or unknown, existing or hereafter arising, foreseeable or unforeseeable, which may be imposed upon, threatened or asserted against, or incurred or paid by, any Indemnified Person at any time and from time to time, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Loan Documents (including, without limitation, enforcement of the Lenders' rights thereunder or defense of Agent's actions thereunder), including, but not limited to, economic loss, property damage, personal injury or death occurring in connection with, any act performed or omitted to be performed under any Loan Document, any breach by Borrower, any Guarantor or any Pledging Subsidiary of any representation, warranty, covenant, agreement or condition contained in any Loan Document or any Event of Default as defined in this Agreement. Indemnified Claims includes, without limitation, Environmental Damages. Indemnified Claims does not include any claims arising from the gross negligence or willful misconduct of an Indemnified Person.

    "Indemnified Persons" collectively means Agent and each Lender, and their respective officers, directors, shareholders, employees, agents, attorneys and representatives, and any Person owned or controlled by, or which owns or controls, or is under common control or is otherwise affiliated with, Agent or any Lender, and any successor or assignee of Agent or any Lender.

    "Interest Notice" means a notification by Borrower to Agent, in the form attached hereto as Exhibit C, giving notice of Borrower's election and exercise of an Interest Option, therein specifying the Interest Option selected, the amount of the Facility Balance to bear interest at the rate selected and, if the Adjusted LIBOR Rate is specified, the length of the applicable Interest Period.

    "Interest Option" means an option exercised by Borrower as provided by
Section 2.4 to designate any portion of the Facility Balance to accrue interest according to the Adjusted Base Rate or the Adjusted LIBOR Rate.

    "Interest Payment Date" means, with respect to the Base Rate Balance, the first day of each January, April, July and October, and the Maturity Date, and, with respect to the LIBOR Balance, the last day of each corresponding Interest Period, provided that with respect to any portion of the LIBOR Balance with an Interest Period in excess of three (3) months, Interest Payment Date shall also include the first day following the last day of the third month of such Interest Period.

    "Interest Period" means, with respect to any LIBOR Balance, a period commencing on the date specified in the applicable Interest Notice as the date on which the principal amount of such LIBOR Balance begins to accrue interest at the Adjusted LIBOR Rate (or, in the case of a successive Interest Period, commencing on the Business Day following the last day of the immediately preceding Interest Period), and ending one (1), two (2), three (3) or six (6) months thereafter as Borrower shall elect in accordance with Section 2.4; provided that (a) any Interest Period which would otherwise end on a day which is not a LIBOR Business Day shall be extended to end on the next succeeding LIBOR Business Day unless such day falls in the next succeeding calendar month in which case the Interest Period shall end on the next preceding LIBOR Business Day, and (b) any Interest Period which would otherwise end after the Maturity Date shall instead end on the Maturity Date.

    "Interest Recapture Amount" means, on any date, the amount, if any, by which (i) the amount of all interest that would have accrued to such date on the principal of the Facility Balance at the Contract Rate, without limitation by the Maximum Rate, exceeds (ii) the aggregate amount of interest that actually accrued on the Facility Balance to such date pursuant to the terms of this Agreement.

    "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

    "Lender" means (i) each lending institution which is a party to this Agreement as shown on the signature pages hereof, (ii) each Assignee that hereafter becomes a party to this Agreement by execution of an Assignment and Acceptance and (iii) each of the successors of any Person in clauses (i) and
(ii) preceding.

    "Lender Facility Balance" for a Lender, at any time, means an amount equal to the unpaid principal balance of Advances owing to such Lender at such time.

    "Leverage Ratio" means, for any period, a ratio (i) the numerator of which is Funded Debt as of such period end and (ii) the denominator of which is the result of (a) EBITDA calculated for such period less (b) minority interests calculated for such period.

    "LIBOR Additional Costs" means such additional amount or amounts, if any, as Agent or any Lender shall reasonably determine will compensate Agent or such Lender for actual costs incurred by Agent or such Lender in maintaining Adjusted LIBOR Rates on the LIBOR Balance, or any portion thereof, as a result of any change, after the Closing Date, in any applicable law, rule or regulation or in the interpretation or administration thereof, or the compliance by Agent or such Lender with any request or directive from any domestic or foreign governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) or by any domestic or foreign court changing the basis of taxation of payments to Agent or such Lender in respect of the LIBOR Balance or any other fees or amounts payable under this Agreement (other than taxes imposed on all or any portion of the overall net income of Agent or such Lender by the State of Texas or the U.S. government), or imposition, modification or application of any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, credit extended by, or any other acquisition of funds for loans by Agent or such Lender, or imposing on Agent or such Lender, as the case may be, or on the London interbank Eurodollar market, any other condition affecting this Agreement or the LIBOR Balance so as to increase the cost to Agent or such Lender in making or maintaining Adjusted LIBOR Rates with respect to the LIBOR Balance or any portion thereof, respectively, or to reduce the amount of any sum received or receivable by Agent or such Lender under this Agreement (whether of principal, interest or otherwise), by an amount deemed by Agent or such Lender to be material, but without duplication for the LIBOR Reserve Requirement.

    "LIBOR Balance" means any portion of the Facility Balance that bears interest at the Adjusted LIBOR Rate pursuant to the terms of this Agreement.

    "LIBOR Business Day" means a day on which dealings in U.S. dollars are carried out in the London interbank Eurodollar market.

    "LIBOR Rate" means, with respect to each Interest Period, the rate of interest per annum (determined as of 11:00 a.m. (London, England time) two (2) LIBOR Business Days prior to the first day of such Interest Period and rounded upward, if necessary, to the nearest one-one hundredth of one percent) at which deposits in U.S. dollars are offered by the major London clearing banks, as reported by Knight-Ridder news service (or such other similar news reporting service to which Agent may subscribe at the time such LIBOR Rate is determined), in the London interbank Eurodollar market for a period of time equal or comparable to such Interest Period and in an amount equal or comparable to the principal amount of the LIBOR Balance to which such Interest Period relates.

    "LIBOR Rate Advance" means any Advance that bears interest based upon the Adjusted LIBOR Rate.

    "LIBOR Reserve Requirement" means, as of any day, that percentage (expressed as a decimal fraction) which is in effect on such day, as provided by the Board of Governors of the Federal Reserve System (or any successor governmental body) for determining the reserve requirements (including, without limitation, basic, supplemental, marginal and emergency reserves) under Regulation D with respect to "Eurocurrency liabilities" as currently defined in Regulation D, or under any similar or successor regulation. For purposes of this definition, any LIBOR Balances hereunder shall be deemed "Eurocurrency liabilities" under Regulation D without benefit of or credit for prorations, exemptions or offsets under Regulation D. Agent's determination of the LIBOR Reserve Requirement shall be conclusive.

    "Loan Documents" means this Agreement, the Revolving Notes, the Guarantees, the Pledge Agreements and any other documents, agreements or instruments at any time executed by Borrower, any Guarantor or any Pledging Subsidiary in connection with any of the foregoing, and also includes any and all renewals, restatements, extensions, modifications, supplements or amendments of any of the foregoing.

    "Material Adverse Effect" means (i) a materially adverse effect on the business, assets, operations, prospects or condition, financial or otherwise, of Borrower, or (ii) a materially adverse effect on the business, assets, operations, prospects or condition, financial or otherwise, of any Guarantor which, taken together with the financial condition and operations of Borrower and its Subsidiaries as a whole, is material, or (iii) material impairment of the ability of Borrower or any Guarantor to perform any material obligation under the Loan Documents.

    "Material Subsidiary" means TOPS and any other Subsidiary of Borrower, present or future, which at any time after the Closing Date has (i) total assets in excess of $5,000,000, or (ii) gross revenue in excess of $5,000,000 during any twelve (12) month period, and "Material Subsidiaries" means all of such Persons, collectively.

    "Maturity Date" means the date which is the fifth anniversary of the Closing Date.

    "Maximum Rate" means the greater of (i) the "monthly ceiling" as referred to and in effect from time to time under the provisions of Tex. Rev. Civ. Stat. Ann. art. 5069-1.04(c), as amended, or (ii) the maximum rate of interest permitted from day to day by any other applicable state or federal law.

    "Medicaid" means the federal-state medical assistance program established under Title XIX of the Social Security Act, as amended, and administered by the State of Texas, and all regulations, interpretations and instructions thereunder, as the same may be amended from time to time.

    "Medicare" means the federal Health Insurance for the Aged and Disabled program established by Title XVIII of the Social Security Act, and all regulations, interpretations and instructions thereunder, as the same may be amended from time to time.

    "Net Worth Adjustment" means, at any time, commencing with the fiscal quarter ending June 30, 1997, the aggregate amount of the Net Worth Increase determined as of such time.

    "Net Worth Increase" means, for any period, an amount (not less than zero) equal to fifty percent (50.0%) of net income (determined according to GAAP) for such period, plus one hundred percent (100%) of the net proceeds received by Borrower upon the issuance or sale of any shares of its Capital Stock.

    "Obligations" means (i) all obligations and indebtedness now or hereafter owing by Borrower under this Agreement or otherwise arising in connection with this Agreement or any of the other Loan Documents, including, without limitation, all loan repayment obligations, accrued interest and fees, costs and expenses as provided by this Agreement or any of the other Loan Documents, and any other amounts from time to time owing by Borrower to Agent or the Lenders in connection therewith, (ii) any and all renewals and extensions of the foregoing, or any part thereof and (iii) all obligations of Borrower for losses, damages, expenses or any other liabilities of any kind that any of Agent or the Lenders may suffer by reason of a breach by Borrower of any obligation, covenant or undertaking with respect to the Loan Documents.

    "Original Loan Agreement" means that certain Amended and Restated Loan and Security Agreement dated effective December 31, 1995, among Borrower, Bank One (in its capacity as "Administrative Lender" for itself and the other "Lenders" party thereto) and the "Lenders" party thereto.

    "Patient" means a natural person who is the recipient of medical care and related services, or the sale or rental of equipment, inventory or other supplies or merchandise in connection therewith, from a Provider.

    "Payor" means the U.S., the State of Texas or any other state (or any governmental agency, intermediary, carrier or agent thereof, respectively), or any insurance company, health maintenance organization, preferred provider organization, health care plan or other commercial entity obligated to make payment or reimbursement in respect of a Claim.

    "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

    "Person" means any individual, corporation, limited liability company, joint venture, general or limited partnership, trust, unincorporated organization, governmental entity or agency or other similar entity.

    "Plan" means (i) any "employee benefit plan," as defined in Section 3(3) of ERISA, established or maintained by Borrower, any of its Subsidiaries or any of their ERISA Affiliates now or during any of the preceding six years, and (ii) any other plan established or maintained now or during any of the preceding six years by any of Borrower, its Subsidiaries or their ERISA Affiliates for its employees which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the IRC.

    "Pledge Agreements" means the Borrower Pledge Agreement and the Pledging Subsidiary Pledge Agreements, collectively, and "Pledge Agreement" means any of such Pledge Agreements, individually.

    "Pledging Subsidiary" means any Subsidiary of Borrower which is required to execute a Pledge Agreement pursuant to the terms of this Agreement.

    "Pledging Subsidiary Pledge Agreement" means each pledge and security agreement executed or to be executed by a Subsidiary of Borrower which as of the Closing Date or at any time thereafter is an owner of Capital Stock which constitutes Collateral under this Agreement, granting to Agent for the ratable benefit of the Lenders a continuing pledge, security interest and lien in and to all such Capital Stock now or hereafter owned by such Person, in the form of Exhibit G attached hereto, as such agreement may be renewed, extended, modified, amended, restated or supplemented from time to time.

    "Principal Office" means the principal office of Agent which is presently located at 1717 Main Street, Dallas, Texas 75201.

    "Prohibited Transaction" means any transaction described in Section 406 of ERISA which is not exempt under Section 408 of ERISA and any transaction described in Section 4975(c) of the IRC which is not exempt under Section 4974(c)(2) or Section 4975(d) of the IRC, or by the transitional rules of
Section 414(c) and Section 2003(c) of ERISA.

    "Pro Rata Percentage" means, for any Lender, a percentage determined by dividing the Lender Facility Balance of such Lender by the Facility Balance.

    "Provider" means any Person who lawfully (i) provides medical care and related services to or for a Patient or (ii) provides for the sale, rental or other use of equipment, inventory or other supplies or merchandise in connection with medical care and related services provided to a Patient. "Provider" includes Borrower and also includes, without limitation, TOPA and any other Person with whom Borrower is party to a Service Agreement.

    "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System in effect as of the Closing Date and shall include any amendment to such regulation or successor or other regulation relating to reserve requirements applicable to member banks of the Federal Reserve System.

    "Reportable Event" means (i) any transaction described in Section 406 of ERISA or the regulations thereunder for which the 30-day notice is not waived by said regulations, (ii) a withdrawal from a plan described in Section 4063 or
Section 4064 of ERISA, or (iii) a cessation of operations described in Section 4062(f) of ERISA.

    "Research" means PRN Research, Inc., a Texas corporation and wholly owned Subsidiary of Borrower whose chief executive office is located at Two Lincoln Centre, 5420 LBJ Freeway, Suite 900, Dallas, Texas 75240

    "Revolving Note" means any promissory note executed by Borrower in favor of a Lender in the form of Exhibit A attached hereto, and any and all renewals, extensions, amendments, modifications, replacements, restatements or supplements thereof and all substitutions therefor (including any promissory note executed by Borrower pursuant to Section 2.18), and "Revolving Notes" means all of such promissory notes, collectively.

    "Service Agreement" means an agreement between Borrower and a Provider, in form and substance reasonably satisfactory to Agent, pursuant to which Borrower lawfully agrees to purchase from such Provider, and such Provider lawfully agrees to sell, transfer and assign to Borrower, all of such Provider's right, title and interest in accounts, receivables and Claims from time to time owned by and owing to such Provider, and all related security agreements, financing statements and other agreements incident thereto. "Service Agreement" includes, without limitation, the TOPA Service Agreement, and any amendment, modification, renewal or extension of any Service Agreement.

    "Subordinated Debt" means all indebtedness of Borrower or any of Borrower's Subsidiaries which by its terms is subordinate in right of payment and claim in favor of Lender pursuant to an Affiliate Subordination Agreement or other agreement in form and substance satisfactory to Agent.

    "Subsidiary" means, with respect to any Person, any corporation or other entity at any time appropriate for inclusion in the consolidated financial statements of such Person determined according to GAAP, including, without limitation, any Person which would be a "subsidiary" of any Subsidiary hereunder, and "Subsidiaries" means all such Persons, collectively.

    "TOPA" means Texas Oncology, P.A., a Texas professional association, and its permitted successors and assigns.

    "TOPA Service Agreement" means the certain Service Agreement dated October 1, 1993, between Borrower and TOPA, as amended, and also includes any renewal, extension, modification, amendment, restatement or supplement thereof.

    "TOPS" means TOPS Pharmacy Services, Inc., a Texas corporation and wholly owned Subsidiary of Borrower, whose chief executive office is located at Two Lincoln Centre, 5420 LBJ Freeway, Suite 900, Dallas, Texas 75240.

    "Type" means any type of Advance (i.e. a Base Rate Advance or a LIBOR Rate Advance).

    "Unused Facility Commitment Fee Rate" means, with respect to the fees payable by Borrower pursuant to Section 2.12(b), the percentage corresponding to Borrower's Leverage Ratio, determined for each period by reference to the financial statements delivered by Borrower in accordance with Section 6.1 during such period as set forth in the table below:

========================================================================================
                     Leverage Ratio                                         Commitment
                     --------------                                             Fee
                                                                            ----------
========================================================================================
 Less than or equal to 1.00 to 1.00                                             0.225%
----------------------------------------------------------------------------------------
 Greater than 1.00 to 1.00, but less than or equal to 1.50 to 1.00              0.275%
----------------------------------------------------------------------------------------
 Greater than 1.50 to 1.00, but less than or equal to 2.00 to 1.00              0.325%
----------------------------------------------------------------------------------------
 Greater than 2.00 to 1.00, but less than or equal to 2.50 to 1.00              0.375%
----------------------------------------------------------------------------------------
 Greater than 2.50 to 1.00                                                      0.400%
========================================================================================

    "U.S." means the United States of America.

    "Voting Stock" means sufficient shares or other ownership interests of Capital Stock of a Person (however designated) having ordinary voting power for the election of a majority of the members of its board of directors or other governing body (not including shares having such power only in the event of a contingency).

    Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the Code, unless otherwise defined herein, shall have the meanings specified in the Code.

    Section 1.3  Accounting Terms and Determinations.

         (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 6.1. All financial information delivered to Agent pursuant to Section 6.1 shall be prepared in accordance with GAAP applied on a basis consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 6.1(a).

         (b) Borrower shall deliver to Agent at the same time as the delivery of any annual or quarterly financial statement under Section 6.1 (i) a description, in reasonable detail, of any material variation between the application of GAAP employed in the preparation of the immediately prior annual or quarterly financial statements and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

    Section 1.4 Financial Covenants and Reporting. Except as expressly provided otherwise, the financial covenants contained in Article 8 shall be calculated on a consolidated basis for Borrower and its Subsidiaries in accordance with GAAP consistent with such accounting principles applied in the preparation of the audited financial statements referred to in Section 6.1.

                                   ARTICLE 2

                                    Facility

    Section 2.1 Advances. Subject to the terms, conditions and other provisions of this Agreement, each Lender severally agrees to make one or more revolving loans to Borrower from time to time during the Funding Period, provided, however, that the Lender Facility Balance owing to any Lender at any time shall not exceed an amount equal to the lesser of such Lender's Committed Maximum or its Committed Percentage of the Credit Limit, and provided further, that the Facility Balance shall not at any time exceed an amount equal to the lesser of (a) the Credit Limit or (b) the Commitment Availability. Subject to the foregoing limitations and the other terms and conditions of this Agreement, Borrower may borrow, repay and reborrow the principal under the Facility from time to time during the Funding Period. No Advances shall be made after expiration of the Funding Period.

    Section 2.2 Revolving Notes. Advances made by each Lender shall be evidenced by a single Revolving Note dated the Closing Date, or the date of the most recent Assignment and Acceptance applicable to such Lender, payable to the order of such Lender in a principal amount equal to such Lender's Committed Maximum and otherwise duly completed. Each Lender is hereby authorized by Borrower to endorse on a schedule (or a continuation thereof) attached to the Revolving Note of such Lender, to the extent applicable, the date, amount and Type of and the Interest Period for each Advance made by such Lender to Borrower hereunder and the amount of each payment or prepayment of principal of such Advances received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of Borrower under such Revolving Note or this Agreement in respect of such Advances.

    Section 2.3 Interest. Interest shall accrue on the Facility Balance from day to day outstanding at a rate equal to the lesser of the Contract Rate or the Maximum Rate. Each change in the Maximum Rate or the Base Rate shall become effective without prior notice automatically as of the opening of business on the Business Day of such change. Unpaid principal, if any, remaining unpaid on the Maturity Date shall accrue interest from and after such date at an annual rate equal to the Maximum Rate.

    Section 2.4 Interest Rate Option. Subject to the provisions hereof, Borrower shall have the option to have designated portions of the Facility Balance bear interest at a Contract Rate determined according to the Adjusted Base Rate or the Adjusted LIBOR Rate, provided however, that any portion of the Facility Balance designated to bear interest at a Contract Rate determined according to the Adjusted LIBOR Rate for any particular Interest Period shall not be for less than $1,000,000 of unpaid principal or an integral multiple thereof, and no more than six (6) Interest Periods shall be allowed to exist at any one time. Any such option shall be exercised in the manner provided below:

         (a) At Time of Borrowing. Contemporaneously with each request for an Advance, Borrower shall give Agent an Interest Notice indicating the Interest Option selected with respect to the principal balance of such Advance. If the required Interest Notice shall not have been timely received by Agent, Borrower shall be deemed to have selected a rate based on the Adjusted Base Rate and to have given Agent notice of such selection.

         (b) At Expiration of Interest Periods. Not less than two (2) LIBOR Business Days prior to the termination of any Interest Period for any LIBOR Rate Advance, Borrower shall give Agent an Interest Notice indicating the Interest Option to be applicable to such LIBOR Rate Advance upon the expiration of such Interest Period if Borrower elects to have such LIBOR Rate Advance continued as part of the LIBOR Balance. If the required Interest Notice shall not have been timely received by Agent prior to the expiration of such Interest Period, Borrower shall be deemed to have selected a rate based upon the Adjusted Base Rate to be applicable to such LIBOR Rate Advance upon the expiration of such Interest Period and to have given Agent notice of such selection.

         (c) Conversion From Adjusted Base Rate. Subject to the other provisions of this Agreement, during any period in which any Base Rate Balance is in existence, Borrower shall have the right, on any LIBOR Business Day, to convert all or a portion thereof to a LIBOR Rate Advance by giving Agent an Interest Notice of such conversion not less than two (2) LIBOR Business Days prior to the date of such conversion.

Agent, at its option, may accept telephonic instructions as an Interest Notice (provided that Borrower agrees that any such telephonic request shall promptly be confirmed to Agent by Borrower delivering a written Interest Notice to Agent) and Agent hereby is authorized and directed to honor all telephonic or other oral Interest Notices from any Person authorized by Borrower to request an Advance. Borrower agrees to indemnify and hold Agent and the Lenders harmless from any loss or liability incurred by any of them in connection with honoring any telephonic or other oral Interest Notices. All written Interest Notices are effective only upon receipt by Agent. Each Interest Notice, whether written or oral, shall be irrevocable and binding upon Borrower.

    Section 2.5 Payments. Borrower shall pay to Agent for the account of each Lender the outstanding principal of the Facility Balance and the accrued interest under the Facility as follows:

         (a) Accrued interest shall be payable in arrears on each Interest Payment Date.

         (b) Principal outstanding at the expiration of the Funding Period shall be due and payable, and shall be repaid in full, on the Maturity Date.

         (c) Borrower shall have the right to prepay the Obligations in full at any time without penalty. Borrower's right to prepay the Obligations is subject to each of the following: (i) not less than one (1) Business Day prior to any prepayment of the Base Rate Balance and two (2) LIBOR Business Days prior to any prepayment of the LIBOR Balance not corresponding with the last day of an Interest Period, Borrower shall give Agent written or oral notice indicating whether such prepayment is to be applied to the Base Rate Balance or a particular portion of the LIBOR Balance; (ii) each prepayment of principal under the Revolving Notes shall be in an amount equal to $1,000,000 or an integral multiple of $1,000,000 in excess thereof (or any lesser amount if such amount is equal to the remaining balance owed under the Facility); (iii) if the notice referenced in clause (i) is not timely received by Agent, Borrower shall be deemed to have selected to prepay the Base Rate Balance and, if any sums remain after satisfying all of the Base Rate Balance, the remaining sums shall be applied to any portion of the LIBOR Balance that Agent determines in its sole discretion;
    (iv) Borrower agrees to indemnify and hold Agent harmless from any loss or liability incurred by Agent in connection with honoring telephonic or other oral notices indicating how a prepayment is to be applied; and (v) if Borrower makes any payment of principal with respect to any portion of the LIBOR Balance on any day prior to the last day of the corresponding Interest Period, Borrower shall pay Agent, on demand, the Consequential Loss incurred as a result of the timing of such payment (a certificate of Agent delivered to Borrower with such demand and setting forth the basis for the determination of the Consequential Loss shall, in the absence of manifest error, be conclusive and binding as to such determination and amount).

         (d) If on each Interest Payment Date or any other date on which interest payments are required hereunder, the Lenders do not receive interest on the Facility Balance computed at the Contract Rate because the Contract Rate exceeds or has exceeded the Maximum Rate, then upon the written demand of Agent, Borrower shall pay to Agent for the account of the Lenders, in addition to the interest otherwise required to be paid hereunder, on each Interest Payment Date after such demand, the Interest Recapture Amount (calculated as of such later Interest Payment Date); provided that in no event shall Borrower be required to pay, for any period, interest at a rate exceeding the Maximum Rate effective during such period.

    Section 2.6 Mandatory Prepayments. Borrower shall make a prepayment to Agent in respect of the Obligations as follows:

         (a) Within one (1) Business Day after the occurrence of the Facility Balance exceeding an amount equal to the lesser of (i) the Credit Limit or
    (ii) the Commitment Availability, Borrower shall pay to Agent the amount of such excess;

         (b) Within five (5) Business Days, Borrower shall pay to Agent, for the benefit of the Lenders, the net proceeds of any sale of real or personal property of Borrower or any

    Subsidiary (including, without limitation, the sale of (i) any Cancer Center or (ii) the Capital Stock or all or substantially all of the assets of any Subsidiary), excluding sales of assets in the ordinary course of Borrower's and its Subsidiaries' business; and

         (c) Within five (5) Business Days, Borrower shall pay to Agent Agent, for the benefit of the Lenders, the net proceeds of (i) any issuance or sale of Capital Stock of Borrower or (ii) any agreement with respect to issuing debt securities or any other loan agreement entered into by Borrower pursuant to which Borrower will be the debtor thereunder, provided such new indebtedness is not debt issued pursuant to Section 7.2 or Section 7.6.

    Section 2.7 Termination of Facility. Subject to the provisions of Article 10, the Facility shall terminate and all outstanding principal, unpaid accrued interest and other obligations in respect thereof shall be due and payable in full on the Maturity Date. Borrower shall have the right to terminate or reduce in part the unused portion of the aggregate Committed Maximum at any time and from time to time, provided that (i) Borrower shall give notice to Agent of each such termination or reduction not less than three (3) Business Days prior to the effective date of such termination or reduction and (ii) each partial reduction or termination shall be in an aggregate amount at least equal to $2,000,000 or an integral of $2,000,000 in excess thereof. The aggregate Committed Maximum may not be reinstated after it has been terminated or reduced.

    Section 2.8  Procedure for Borrowing and Disbursement.

         (a) In order to receive an Advance, Borrower shall, not later than 11:00 a.m. (Dallas, Texas time) on any day specified in this Section 2.8(a), notify Agent of a request for an Advance by means of an Interest Notice or other notice acceptable to Agent, therein designating the amount of the Advance requested and the date on which funding is requested. Each request for an Advance shall be delivered to Agent (i) in the case of an Advance designated to accrue interest at a Contract Rate according to the Adjusted Base Rate, at least one (1) Business Day prior to the Business Day on which funding of such Advance is requested and (ii) in the case of an Advance designated to accrue interest at a Contract Rate according to the Adjusted LIBOR Rate, at least two (2) LIBOR Business Days prior to the Business Day on which funding of such Advance is requested. Such notice may be made in writing, by telephone or by telecopy or other electronic means and, unless otherwise agreed by Agent, shall be irrevocable upon receipt by Agent. Each notice must be supported by a Compliance Certificate which shall have been timely delivered to Agent as required by
    Section 6.1(d).

         (b) Agent shall promptly notify the Lenders of each notice received from Borrower under Section 2.8(a). Not later than 10:00 a.m. (Dallas, Texas time) on the date any Advance is to be made, each Lender shall deliver to Agent, in accordance with its instructions, immediately available funds in an amount equal to such Lender's Committed Percentage of such Advance.

         (c) Subject to the terms and conditions of this Agreement, Agent shall fund the requested Advance on behalf of the Lenders by disbursing to Borrower the respective amounts delivered to Agent by the Lenders in accordance with the terms of this Agreement.

    Section 2.9  Manner of Payments; Application.

         (a) All payments of principal, accrued interest, fees and other amounts payable by Borrower under this Agreement and the other Loan Documents shall be made to Agent at Agent's Principal Office for the account of Agent and each Lender and in immediately available funds, without setoff, deduction or counterclaim, on the date such payment is due. Payments received on any day that is not a Business Day or after 1:00 p.m. (Dallas, Texas time) on any Business Day shall be deemed made as of the next succeeding Business Day.

         (b) If less than the full amount payable by Borrower at any time is received by Agent, Agent shall apply such amounts in the following order of priority: (i) payment of expenses of Agent incurred on behalf of the Lenders then due and payable, if any, (ii) payment of any fees, costs or expenses for which Borrower is obligated under this Agreement (including, without limitation, commitment fees, unused commitment fees or administration fees due and payable under Section 2.12 and fees, costs and expenses as provided by Section 12.9), (iii) payment of accrued interest due and payable in respect of the Facility Balance, and (iv) payment of principal due and payable in respect of the Facility Balance. Notwithstanding the foregoing, during the existence and continuation of an Event of Default, Agent may apply such amounts to the Obligations in such order and manner as Agent may determine in its sole discretion subject to
    Section 2.15.

         (c) Whenever any payment under any of the Loan Documents shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day. Any such extension of time for payment shall be included in computing accrued interest or other amounts due in connection with such payment.

         (d) Collected funds received by Agent for the account of the Lenders in respect of amounts due under the Loan Documents shall be delivered promptly to the Lenders in immediately available funds by depositing same to each such Lender's account with Agent or otherwise by mutual agreement between Agent and each such Lender, provided that any such amounts otherwise payable to any Lender that is in default of its obligation to make funds available to Agent under Section 2.8(b) shall instead be retained by Agent and applied to such obligations.

    Section 2.10 Use of Proceeds. The initial Advance under the Facility shall be used to renew and refinance the "Obligations" owing by Borrower under the Original Loan Agreement, which initial Advance shall be deemed allocated among the Lenders hereunder pro rata in accordance with their respective Committed Percentage (and the proceeds of such Advance shall be paid to the Lenders to whom such "Obligations" are owing to the extent necessary to achieve such allocation). All proceeds of Advances after the initial Advance described in this Section shall be used to finance Borrower's continuing operations, including, equipment and real property purchases for Cancer Centers, acquisitions permitted pursuant to Section 7.5, the development of oncology treatment centers and practices and working capital for Borrower's general corporate purposes. Proceeds of all such Advances shall be disbursed as directed by Borrower. None of the proceeds of any Advance may be used by Borrower (i) to purchase or carry any "margin stock" (as such term is defined in regulations of the Board of Governors of the Federal Reserve System) or to acquire any security in any transaction that is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended or (ii) for any purpose not directly related to the development, ownership, management or operation of Cancer Centers and oncology treatment centers and practices or the operations of Borrower in connection with such operations.

    Section 2.11 Reimbursements to the Lenders. In the event any Lender shall sustain or incur any loss or reasonable expenses as a result of failure by Borrower to borrow any Advance after having given notice of a request for such Advance under Section 2.8(a) (whether by reason of election by Borrower not to proceed or failure to satisfy any conditions required by Article 4), Borrower agrees to pay to Agent for the benefit of such Lender, upon demand by such Lender, an amount sufficient to compensate such Lender for such losses and expenses. At the request of Borrower, such Lender shall provide a certificate itemizing such losses and expenses.

    Section 2.12 Facility Fees. Subject to Section 12.7, in consideration of the Facility, Borrower agrees to pay:

         (a) To Agent, for the account of the Lenders, an unused commitment fee determined by multiplying the Unused Facility Commitment Fee Rate by the amount by which the Credit Limit exceeds the average daily Facility Balance, calculated for each complete fiscal quarter of Borrower (or portion thereof beginning on the Contract Date or ending on the Maturity
    Date) during the Contract Term and payable in arrears on the first day of each January, April, July and October, and on the Maturity Date;

         (b) To Agent, for the account of the Bank One as Agent and a Lender the fees specified in the fee letter agreement between Agent and Borrower dated April 4, 1997, which fees shall be payable in such amounts and on such dates as are specified therein; and

         (c) To each other Lender for its own account the fees (if any) specified in any agreement between such Lender and Borrower, which fees shall be payable in such amounts and on such dates as are specified in such agreement.

    Section 2.13 Funding/Booking Advances. Each Lender may book amounts in respect of Advances made by such Lender at any office or branch office of such Lender as such Lender shall determine in its discretion.

    Section 2.14 Pro Rata Treatment Among the Lenders. Except to the extent otherwise provided in this Agreement: (i) each Advance shall be made pro rata among the Lenders according to their respective Committed Percentage; (ii) all payments and prepayments of principal, interest and other amounts made by Borrower under this Agreement and the other Loan Documents received by Agent shall be for the account of the Lenders in accordance with their respective Pro Rata Percentage (or in the event the Facility Balance is zero, the Committed Percentage) as of the time of such payment or prepayment; (iii) the conversion of one Type of Advance to another Type of Advance

(other than conversions provided for by Section 2.17) and the continuation of an Advance as the same Type of Advance shall be made pro rata among the Lenders according to the amounts of their respective Committed Percentage; (iv) Interest Periods for Advances of a particular Type shall be allocated among the Lenders pro rata according to their respective Committed Percentages.

    Section 2.15 Sharing of Payments. Any Lender that obtains any payment of principal, interest or other amounts on the Obligations in excess of its Pro Rata Percentage (or in the event the Facility Balance is zero, the Committed Percentage) of all payments made by Borrower with respect to the Obligations (whether such payment is received voluntarily or involuntarily, or due to the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise) shall hold such excess in trust for the benefit of all of the other Lenders, and shall promptly deliver such excess amount to Agent for the benefit of the other Lenders. Upon receipt of any such excess amount, Agent shall distribute such amount ratably among the other Lenders to the end that all such payments made by Borrower shall be shared among the Lenders according to each Lender's respective Pro Rata Percentage (or in the event the Facility Balance is zero, the Committed Percentage). Nothing contained herein shall require any Lender to exercise any right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right of setoff, banker's lien, counterclaim or similar right with respect to any other indebtedness, liability or obligation of Borrower.

    Section 2.16 Non-Receipt of Funds By Agent. Unless Agent shall have been notified in writing by a Lender that such Lender does not intend to make its Committed Percentage of an Advance available to Agent as required by
Section 2.8(b) (which notice shall be effective only upon its actual receipt by Agent in such manner and at such time as affords Agent a reasonable opportunity to act on such notice prior to Agent's disbursement of such Advance), Agent may assume (with no requirement to make or verify such assumption) that such Lender has made such amount available to Agent as required by Section 2.8(b), and may in reliance upon such assumption (but without any obligation to do so) disburse such Advance to Borrower, including the applicable amount on behalf of such Lender corresponding to its Committed Percentage. If such amount is not in fact made available to Agent by such Lender prior to the time Agent disburses such Advance to Borrower then, until such amount is received by Agent from such Lender, such amount shall be payable to Agent by Borrower and such Lender, jointly and severally, on demand, together with interest thereon for each day during the period commencing on the date such amount was disbursed to Borrower and continuing until such amount is paid in full to Agent, at a per annum rate equal to (i) the rate prescribed by Section 2.3 in the case of Borrower and
(ii) the Federal Funds Rate in the case of such Lender, and in each case also together with all losses, costs or expenses, if any, incurred by Agent as a result of failure of such Lender to perform its obligations under Section 2.8(b). No Lender shall be liable for any other Lender's failure to fund an Advance.

    Section 2.17     Special Provisions for LIBOR Balance Pricing.

         (a) Inadequacy of LIBOR Balance Pricing. If Agent determines that, by reason of circumstances affecting the interbank Eurodollar market generally, deposits in U.S. dollars (in the applicable amounts) are not being offered to U.S. financial institutions in the interbank Eurodollar market for an Interest Period requested by Borrower, or that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to Agent or the Lenders of making a LIBOR Rate Advance or maintaining a LIBOR Balance for the applicable Interest Period, Agent shall give notice thereof to Borrower and the Lenders, and the Lenders shall not be required to fund any Advance as a LIBOR Rate Advance. Until Agent notifies Borrower and the Lenders that the circumstances giving rise to such suspension no longer exist (i) the right of Borrower to select an Interest Option based upon the LIBOR Rate shall be suspended, and (ii) Borrower shall convert each LIBOR Rate Advance to the Base Rate Balance in accordance with the provisions hereof on the last day of the then-current Interest Period applicable to each such LIBOR Rate Advance.

         (b) Illegality. Notwithstanding any other provision of this Agreement, if the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Lender to make a LIBOR Rate Advance or maintain a LIBOR Balance, such Lender shall so notify Borrower and Agent. Upon receipt of such notice, Borrower shall convert each LIBOR Rate Advance outstanding to such Lender to the Base Rate Balance, on either (i) the last day of the then-current Interest Period applicable to each such LIBOR Rate Advance if such Lender may lawfully continue to maintain and fund the LIBOR Balance to such day, or (ii) immediately, if such Lender may not lawfully continue to maintain the LIBOR Balance to such day.

         (c) Additional Costs. Borrower agrees to pay to Agent or any Lender all LIBOR Additional Costs incurred by Agent or such Lender within ten (10) days of receipt by Borrower from Agent or such Lender of a statement setting forth the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding upon Borrower absent manifest error. Failure on the part of Agent or any Lender to demand compensation for any LIBOR Additional Costs in any Interest Period shall not constitute a waiver of Agent's or such Lender's right to demand compensation for any LIBOR Additional Costs incurred during any such Interest Period or in any other subsequent or prior Interest Period.

         (d) Capital Adequacy. If at any time after the Closing Date, and from time to time, Agent or any Lender determines that the adoption, implementation or modification of any applicable law, rule or regulation regarding taxation, required levels of reserves, deposits, insurance or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation, administration or compliance of Agent or any Lender with any of such requirements, has or would have the effect of (i) increasing Agent's or any Lender's costs relating to the obligation hereunder, or (ii) reducing the yield or rate of return of any Lender on the Facility Balance to a level below that which such Lender could have achieved but for the adoption, implementation or modification of any such requirements, then (subject to Section 12.7) within fifteen (15) days of any request by Agent or such Lender (with a copy to Agent), Borrower shall pay to Agent, for the benefit of such Lender, such additional amount or amounts as (in such Lender's sole judgment, after good faith and reasonable computation) will compensate such Lender for such increase in costs or reduction in yield or rate of return. No failure by Agent or Lender to immediately demand payment of any additional amounts payable under this Section shall constitute a waiver of any right to demand payment of such amount or amounts at any subsequent time. A certificate of such Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges in excess of the Maximum Rate.

    Section 2.18 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither Borrower nor any Guarantor may assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent and the Lenders.

         (a) Each of Borrower, Agent and the Lenders agree that any Lender, as an Assigning Lender, may at any time assign to one or more Eligible Assignees, as Assignees, all or a ratable portion of all of the Assigning Lender's rights and obligations under this Agreement and the other Loan Documents with the prior written consent of Borrower (such consent to not be unreasonably withheld) and Agent (such consent to not be unreasonably withheld) and, provided that no consent shall be necessary if an Event of Default exists at the time of such assignment) and payment by Assignee to Agent, for its own account, of all out-of-pocket costs or expenses incurred by Agent in connection with such assignment (including, without limitation, attorneys' fees incurred in connection with negotiation, documentation and closing same) plus a processing fee in the amount of $5,000; provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of the Assigning Lender's rights and obligations under this Agreement and the other Loan Documents, (ii) except in the case of an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents, the amount of the Committed Maximum of the Assigning Lender being assigned pursuant to any such assignment (determined as of the effective date of such assignment) shall in no event be less than $10,000,000 and (iii) the Assigning Lender and the Assignee shall execute and deliver to Agent, for its acceptance and recording, an Assignment and Acceptance, together with the Assigning Lender's Revolving Note subject to such assignment and the referenced processing fee. Any consent of Borrower or Agent required in the foregoing sentence of this Section 2.18(a) shall not be required if: (1) such assignment is to an Affiliate of the Assigning Lender and otherwise complies with the terms and conditions hereof; or (2) an Event of Default under the terms of this Agreement has occurred and is continuing at the time of such assignment which otherwise complies with the terms and conditions hereof. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance (which effective date shall be at least five (5) Business Days after the execution thereof or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by Agent), (A) the Assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (B) the Assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Assigning Lender shall cease to be a party thereto, provided that the Assigning Lender's rights under Article 2, Article 11 and Article 12 accrued through the effective date of the Assignment and Acceptance shall continue).

         (b) By executing and delivering an Assignment and Acceptance, the Assigning Lender and the Assignee thereunder confirm to and agree with each other and with Agent and each other Lender as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition or results of operation of Borrower, any Guarantor or any of their Subsidiaries or the performance or observance by Borrower, any Guarantor or any Pledging Subsidiary of its obligations under the Loan Documents; (iii) such Assignee confirms that it has received a copy of the Loan Documents, together with copies of the latest financial statements delivered to Agent hereunder and such other documents and information as it has deemed appropriate in order make its own independent credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon Agent or such Assigning Lender, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such Assignee appoints and authorizes Agent to take such action on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (vii) such Assignee represents and confirms that it is an Eligible Assignee.

         (c) Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Committed Percentage and Committed Maximum of, and principal amount of the Facility Balance owing to, each Lender from time to time. The entries in such register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Agent and the Lenders may treat each Person whose name is recorded in such register as a Lender hereunder for all purposes under the Loan Documents. Such register shall be available for inspection by Borrower or any Lender at any reasonable time, and from time to time, upon reasonable prior notice, and Agent shall deliver a photocopy of such register to any Lender from time to time upon the request of such Lender.

         (d) Upon its receipt of an Assignment and Acceptance executed by the Assigning Lender and the Assignee, representing that it is an Eligible Assignee, together with the Revolving Note subject to such Assignment and Acceptance and full payment of all out-of-pocket costs and expenses and the processing fee tendered by the Assigning Lender and Assignee as herein provided, Agent shall, if such Assignee is acceptable to Agent and such Assignment and Acceptance has been properly completed and is in the form prescribed by this Agreement, (i) accept such Assignment and Acceptance,
    (ii) record the information contained therein and (iii) give prompt written notice thereof to Borrower. Promptly upon request of Agent and in any event within five (5) Business Days after its receipt of such notice Borrower, at its expense, shall execute and deliver to Agent, in exchange for the surrendered Revolving Note, a new promissory note payable to the order of the Assignee in an amount equal to the Committed Maximum assumed by the Assignee pursuant to such Assignment and Acceptance and, if the Assigning Lender has retained a portion of the Facility Balance, a new promissory note payable to the order of the Assigning Lender in an amount equal to the Committed Maximum retained by the Assigning Lender (each such promissory note shall constitute a "Revolving Note" for purposes of the Loan Documents). Such new Revolving Notes shall be in an aggregate face amount of the surrendered Revolving Note, shall re-evidence the indebtedness, liabilities and obligations previously evidenced by the surrendered Revolving Note, shall be dated the effective date of such Assignment and Acceptance, and shall otherwise be in the form of Exhibit A hereto.

         (e) Notwithstanding the requirements of clause (d) above, if Agent shall be required by law to deduct and withhold taxes or other charges imposed by any jurisdiction from any amounts payable to any Lender with respect to the Facility Balance because such Lender is not an Exempt Person, Agent shall be entitled to do so, with all such withheld amounts nevertheless being deemed paid to such Lender. Each Lender agrees to indemnify Agent against, defend and hold Agent harmless from any such taxes, charges, interest, penalties and attorneys' fees arising from any failure of Agent to deduct and withhold any such taxes or charges from payments made to such Lender in reliance upon any representation or document made or provided by such Lender to Agent, it being agreed that Agent shall be absolutely and unconditionally entitled to accept any such representation or document as being true and correct in all respects and to fully rely thereon without any obligation or responsibility to investigate the same. Each Lender party to this Agreement as of the Closing Date represents to Agent that it is an Exempt Person and that Agent is not obligated under applicable law to deduct and withhold any taxes or charges on any sums paid to such Lender pursuant to this Agreement. Each Lender (including any Assignee that becomes a Lender after the Closing Date) agrees that upon request by Agent at any time it shall deliver to Agent evidence reasonably satisfactory to Agent substantiating that such Lender is an Exempt Person and that Agent is not obligated under applicable law to deduct or withhold taxes or other charges on sums paid to such Lender with respect to the Facility Balance or otherwise.

         (f) Any Lender may sell participations to one or more banks or other institutions in or to all or a portion of its rights under this Agreement and the other Loan Documents, provided, however, that (i) such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to Borrower for the performance of such obligations, (iii) such Lender shall remain the holder of its Revolving Note for all purposes, (iv) each of Borrower, the Guarantors and the Pledging Subsidiaries shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) such Lender shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Loan Document, other than (if and to the extent that such Lender so agrees) the right to vote upon or consent to (A) any increase of the aggregate Committed Maximum of the Lenders, (B) any change in the rate of interest to be paid on the Facility Balance or the terms of payment of interest on the Facility Balance, (C) any change in the Maturity Date, and
    (D) any release of Borrower, any Guarantor or any Pledging Subsidiary from its liability and obligations under the Loan Documents to which it is a party.

         (g) Any Lender may assign and pledge the Revolving Note held by it to any Federal Reserve lender or the U.S. Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve lender; provided that any payment made by Borrower for the benefit of such assigning and/or pledging Lender in accordance with the terms of this Agreement and the other Loan Documents shall satisfy Borrower's obligations under this Agreement and the other Loan Documents in respect thereof to the extent of such payment. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

    Section 2.19 Computations. Interest and fees payable by Borrower hereunder and under the other Loan Documents shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless in the case of interest such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be. For the purpose of calculating the Facility Balance in order to determine the Availability, payments of principal shall be deemed to be paid by 1:00 p.m. (Dallas, Texas time) on the Business Day that such payment is actually received by Agent, provided, however, for the purpose of calculating interest payable by Borrower with respect to the Facility Balance, payments from any source other than a wire transfer of immediately available funds shall be deemed to be applied upon receipt of such payments in good funds by Agent, and the amount of interest payable will be adjusted by Agent from time to time accordingly, unless such calculation would result in an interest rate in excess of the Maximum Rate. Notwithstanding any other provision of this Agreement, if any item presented for collection by Agent is not honored, Agent may reverse any provisional credit which has been given for the item and make appropriate adjustments to the amount of interest and principal due.

                                   ARTICLE 3

                                   Collateral

    Section 3.1 Collateral. To secure the full and complete payment and performance of the Obligations, Borrower will, and will cause each of its Subsidiaries (as applicable) to, grant to Agent for the benefit of itself and the Lenders according to their respective Pro Rata Percentage (or in the event the Facility Balance is zero, the Committed Percentage) interests a continuing security interest and lien in and to all of the Capital Stock, and the proceeds of such Capital Stock, of each of

Borrower's present or future Material Subsidiaries, Research and IMC pursuant to the terms of the Pledge Agreements (the "Collateral").

    Section 3.2 First Priority. Borrower represents to Agent and the Lenders that, except as granted to Agent pursuant to the Pledge Agreements, no other security interests, liens, assignments or other encumbrances exist with respect to any of the Collateral. Agent's security interests, liens and assignments in the Collateral are, and at all times shall be and remain, first, prior and senior to any other interests therein, except as otherwise may be expressly agreed by Agent and the Lenders in writing.

    Section 3.3 Perfection and Protection of the Lenders' Interests. Borrower shall perform, or shall cause any of its Subsidiaries to perform, at its expense, all action reasonably requested by Agent at any time to perfect, maintain, protect and enforce the security interests, liens and assignments granted under the Pledge Agreements, including, without limitation, executing and filing financing statements and amendments thereof, in form and substance reasonably satisfactory to Agent, delivering to Agent the originals of all items the possession of which is necessary for perfection of such security interests, duly endorsed or assigned to Agent without restriction, and such other steps as are deemed reasonably necessary by Agent to maintain such security interests, and perfection thereof, in full force and effect. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the security interests and liens in the Collateral under the Pledge Agreements shall continue in full force and effect.

    Section 3.4 Subsidiary Pledge Agreements and Guaranties. The Lenders have determined that extensions of credit to Borrower under this Agreement are conditioned upon additional credit support from the Guarantors and additional security support from the owners of any of the Collateral. Accordingly, Borrower shall cause (i) each of its present or future Material Subsidiaries, Research and IMC to execute and deliver to Agent, for the ratable benefit of the Lenders, a Guaranty (supported by appropriate authorizing resolutions and certifications) pursuant to which such Guarantor shall guarantee the prompt payment and performance of the Obligations and (ii) with respect to each Person now or hereafter owning any Collateral, to execute and deliver to Agent, a Pledge Agreement (supported by appropriate authorizing resolutions and certifications) pursuant to which such Person shall grant to Agent, for the ratable benefit of the Lenders, a continuing security interest and lien in and to all of its right, title and interest in all Collateral owned by such Person to secure the Obligations. Borrower acknowledges that the requirements of this Section are in consideration of the availability of extensions of credit to Borrower under this Agreement and are not required by Agent or any Lender as a condition to the availability of any extension of credit to any Guarantor or other Person.

    Section 3.5 New Subsidiaries. After the Closing Date, contemporaneously with the creation or acquisition of any Material Subsidiary by Borrower or any of its Subsidiaries, or upon the occurrence of any Subsidiary of Borrower which was not previously a Material Subsidiary becoming a Material Subsidiary, Borrower shall (as applicable):

         (a) grant or cause to be granted to Agent, for the ratable benefit of itself and the Lenders, a perfected, first priority security interest in all Capital Stock of such new Material

    Subsidiary (to the extent such Capital Stock or other ownership interests are not already pledged to Agent) pursuant to a Pledge Agreement; and

         (b) cause each such new Material Subsidiary to guarantee the payment and performance of the Obligations by executing and delivering to Agent a Guaranty.

                                   ARTICLE 4

                                   Conditions

    Section 4.1 Items to Be Delivered By Borrower Upon Execution of this Agreement. The obligation of each Lender to fund its Committed Percentage of the initial Advance is subject to the conditions precedent that Agent shall have received, on or before the Closing Date, all of the following in form and substance satisfactory to Agent and, in the case of actions to be taken, evidence to the satisfaction of Agent that the following required actions have been taken:

         (a) Governmental Certificates. For each of Borrower, the Guarantors and any Pledging Subsidiary, each of the following, certified by the respective secretary, assistant secretary or other authorized officer as being true, correct and complete for such Person as of the Closing Date:
    (i) a copy of the articles of incorporation, articles of formation, articles of organization, limited partnership certificate or other similar document and all amendments thereto, of each such Person, accompanied by a certificate from the secretary of state of each such Person's respective state of organization, bearing a date no more than thirty (30) days prior to the Closing Date, to the effect that such copy is true, correct and complete, (ii) a copy of a certificate from the secretary of state of each such Person's respective state of organization, bearing a date no more than thirty (30) days prior to the Closing Date, that such Person is duly organized and validly existing in such state; (iii) a copy of a certificate from the appropriate governmental officials of all other jurisdictions where any such Person is qualified to transact business as a foreign business entity, each bearing a date no more than thirty (30) days prior to the Closing Date, that such Person is duly qualified to transact business in such jurisdiction to the extent required by the laws of such state; and
    (iv) a copy of a certificate from the appropriate governmental officials of the state of each such Person's organization and all other jurisdictions where any such Person is qualified to transact business as a foreign business entity, each bearing a date no more than thirty (30) days prior to the Closing Date, to the effect that such Person is in good standing with respect to payment of franchise and similar taxes;

         (b) Bylaws and Operating Agreements. A copy of the bylaws, operating agreement, partnership agreement or other similar governing documents and all amendments thereto, of Borrower, each of the Guarantors and any Pledging Subsidiary, respectively, accompanied by certificates from their respective secretary, assistant secretary or other authorized Person each dated the Closing Date, to the effect that such copy is true, correct and complete as of the Closing Date;

         (c) Incumbency. A certificate of incumbency from each of Borrower, the Guarantors and any Pledging Subsidiary, certified by such Person's president, corporate secretary or other authorized Person, certifying the name of each officer of such Person or other authorized individual (i) who is authorized to sign the Loan Documents to which such Person is or is to be a party (including, without limitation, any certificates contemplated therein), together with specimen signatures of each such officer or other authorized Person, and
    (ii) who will, until replaced by other officers or other authorized individuals duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

         (d) Resolutions. A copy of resolutions of each of Borrower, the Guarantors and any Pledging Subsidiary, in form and substance satisfactory to Agent and in each case approving the Loan Documents to be executed by such Person, authorizing the transactions contemplated thereby and authorizing and directing a named officer, officers or other authorized individual to sign and deliver all such Loan Documents, duly adopted by such Person's board of directors or other governing body, accompanied by a certificate of the secretary, assistant secretary or other authorized individual, dated the Closing Date, that such copy is a true, correct and complete copy of such resolutions and that such resolutions have not been amended, modified or revoked in any respect and are in full force and effect as of the Closing Date;

         (e) Credit Agreement. This Agreement, duly executed by the parties hereto;

         (f) Revolving Notes. The Revolving Notes, duly completed and executed by Borrower;

         (g) Guaranties. Each of the Guaranties, duly completed and executed by the appropriate Guarantor;

         (h) Pledge Agreements. Each of the Pledge Agreements, duly completed and executed by Borrower or, if applicable, a Pledging Subsidiary;

         (i) Stock Certificates. All certificates representing Capital Stock required to be pledged as security for the Obligations pursuant to the terms of this Agreement or any Pledge Agreement, in each case accompanied by appropriate stock powers executed in blank;

         (j) Financing Statements. All UCC-1 financing statements or UCC-3 statements of amendment, if any, required by Agent in connection with perfection of the security interests granted to Agent under the Pledge Agreements, duly executed by Borrower or, if applicable, a Pledging Subsidiary, as the case may be, together with written acknowledgments from the Secretary of State of Texas confirming filing of such financing statements or amendments and, if requested by Agent, written results of a search of the records of such office (performed by such office, or by a Person acceptable to Agent) reflecting that no Person claims any prior interest in any Collateral;

         (k) Insurance. Evidence of insurance in compliance with the requirements of Section 6.24 of this Agreement;

         (l) Payment of Fees and Expenses. Borrower shall have paid all fees due on or before the Closing Date as specified in this Agreement or in any letter agreement between Borrower and Agent or any Lender (including, without limitation, the letter agreement between Borrower and Agent dated as of April 4, 1997), and all fees and expenses of or incurred by Agent and its counsel to the extent billed on or before the Closing Date and payable pursuant to this Agreement;

         (m) Regulatory Approvals. Evidence satisfactory to Agent that all filings, consents or approvals with or of any governmental authority necessary to consummate the transactions contemplated by the Loan Documents have been obtained;

         (n) Compliance with Laws. On the Closing Date, each Person that is a party to this Agreement or any of the other Loan Documents shall have complied in all material respects with all governmental requirements necessary or appropriate to consummate the transactions contemplated by this Agreement and the other Loan Documents;

         (o) No Prohibitions. No governmental requirement shall prohibit the consummation of the transactions contemplated by this Agreement or any other Loan Document, and no order, judgment or decree of any governmental authority or arbitrator, and no litigation or other proceeding, shall be pending or threatened which would enjoin, prohibit, restrain or otherwise adversely affect the consummation of the transactions contemplated by this Agreement and the other Loan Documents or otherwise have a Material Adverse Effect;

         (p) No Material Adverse Change. As of the Closing Date, no material adverse change shall have occurred with respect to the financial condition or performance, businesses, operations, capitalization, liabilities or prospects of Borrower or any of its Subsidiaries, taken as a whole, in each case since March 31, 1997;

         (q) Loan Disbursement. Loan disbursement instructions from Borrower to Agent with respect to the disbursement of the proceeds of the initial Advance on the Closing Date, which instructions shall provide that the proceeds thereof necessary to pay Bank One and NationsBank of Texas, N.A. in full, as contemplated by Section 2.10, shall be disbursed directly to such creditors and lienholders;

         (r) Opinions of Counsel. A favorable opinion of Passman & Jones, counsel for Borrower, the Guarantors and the Pledging Subsidiaries, in form and substance satisfactory to Agent;

         (s) Proceedings Satisfactory. All matters and proceedings taken in connection with this Agreement and the other Loan Documents shall be reasonably satisfactory to Agent and its counsel; and

         (t) Other Documents. Such other items as Agent or any Lender may request in order to perfect or protect its interests and rights under the Loan Documents.

Borrower shall deliver, or cause to be delivered, to Agent sufficient counterparts of each document (excluding the Revolving Notes) to be received by Agent under this Section 4.1 to permit Agent to distribute an original counterpart of each such document to each Person which is a Lender on the Closing Date.

    Section 4.2 Advances Under the Facility. The obligation of each Lender to fund its Committed Percentage of any Advance (including the initial Advance) is subject to the continued satisfaction of each of the following conditions which must be satisfied in Agent's discretion:

         (a) Borrower shall be current with respect to the delivery of all items as required under Section 4.1, and otherwise by the Loan Documents;

         (b) Agent shall have (i) received a current Compliance Certificate as required by Section 6.1(d) and (ii) confirmed the Availability;

         (c) The amount of such Advance shall not exceed the Availability, and upon funding such Advance, the Facility Balance shall not exceed the maximum amount allowed by the Loan Documents;

         (d) All of the representations and warranties contained in the Loan Documents shall be true, correct and complete in all material respects, except as supplemented pursuant to Section 6.9; and

         (e) No Event of Default shall have occurred and be continuing, or would result from such Advance and no other event or condition which would be the subject of a required notice under Section 6.11 shall be in existence.

Each request for an Advance by Borrower under the Facility shall constitute a representation and warranty by Borrower that the conditions precedent set forth in this Section have been satisfied (both as of the date of such notice and, unless Borrower otherwise notifies Agent prior to the date of such Advance, as of the date of such Advance). Any request for funding under the Facility at a time when any of the foregoing requirements is not satisfied may be declined by Agent without prior notice.

                                   ARTICLE 5

                         Representations and Warranties

    Borrower hereby represents and warrants to Agent and the Lenders that each of the following statements are and, after giving effect to the Advances contemplated hereunder, will be true, correct and complete.

    Section 5.1 Corporate Names; Trade Names. Borrower is conducting, transacting and carrying on its business under its corporate name shown in
Article 1 and such other names, if any, as may be specified in Schedule 5.1, and is not engaged in business under any other name. Except as provided in
Schedule 5.1, during the past five (5) years Borrower has not (i) done business under any other name, (ii) been party to a merger or consolidation or (iii) acquired any of the property included within the Collateral from any other Person.

    Section 5.2 Chief Executive Office. Borrower's chief executive office is located at the address specified for Borrower in Article 1.

    Section 5.3 Existence. Each of Borrower and the Guarantors is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified or licensed to transact business in each jurisdiction in which the failure to be so qualified could reasonably be expected to cause a Material Adverse Effect. Each Pledging Subsidiary is a corporation, partnership or other business entity, duly incorporated, organized or formed, validly existing and in good standing (as applicable) under the laws of the jurisdiction of its incorporation, organization or formation, and is duly qualified or licensed to transact business in each jurisdiction in which the failure to be so qualified could reasonably be expected to cause a Material Adverse Effect.

    Section 5.4 Power and Authority; Validity. Each of Borrower, the Guarantors and the Pledging Subsidiaries possesses all requisite power and authority to own, lease and operate its properties and to carry on its business as now being or as proposed to be conducted, and has the power, authority and legal right to execute, deliver and perform its obligations under the Loan Documents to which it is or may become a party. Each of such Loan Documents has been duly authorized by all necessary action by or on behalf of such Person and has been duly executed and delivered by each of Borrower, the Guarantors and the Pledging Subsidiaries, as applicable, and evidences valid and binding obligations enforceable in accordance with its respective terms (except to the extent, if any, that (i) such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability).

    Section 5.5 No Conflicting Agreements. The execution, delivery and performance of the Loan Documents by Borrower, any Guarantor or any Pledging Subsidiary will not violate the articles of incorporation or other organization documents or bylaws, operating agreements or other governing agreements of any such Person, nor constitute a default under, or result in a breach of, any contract, agreement, indenture, document or other instrument to which such Person is a party or which is applicable to its respective property. Neither Borrower, any Guarantor nor any Pledging Subsidiary is a party to any indenture, loan, credit agreement, stock purchase agreement or any lease or other agreement, document or instrument, or subject to any charter, corporate or other restriction, that would reasonably be expected to have a Material Adverse Effect. Neither Borrower, any Guarantor nor any Pledging Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, document or instrument binding on it or its properties, except for instances of noncompliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

    Section 5.6 Share Ownership. Each of Borrower's outstanding shares of Capital Stock has been duly and validly issued and is fully paid and nonassessable except as set forth in Schedule 5.6(a). To Borrower's knowledge, each Person owning more than ten percent (10%) of Borrower's Capital Stock (both legally and beneficially), whether individually or in connection with any agreement affecting the ownership or voting rights of such stock, is set forth on Schedule 5.6(a). On and as of the Closing Date, the authorized Capital Stock, and the outstanding shares thereof, of each Subsidiary of Borrower are as set forth in Schedule 5.6(b). The respective ownership of Borrower (and Borrower's Subsidiaries, as applicable) in the Capital Stock of each of its Subsidiaries (both legally and beneficially) is set forth in
Schedule 5.6(b), and each Subsidiary which is a Material Subsidiary is designated as such therein. All shares of Capital Stock of any Subsidiary owned by Borrower or any of its Subsidiaries are owned free and clear of any lien, pledge, security interest or other encumbrance (except as may be granted to Agent pursuant to the Pledge Agreements).

    Section 5.7 Financial Statements. Borrower has delivered to Agent and the Lenders (i) consolidated audited balance sheets and statements of income, retained earnings and cash flow of Borrower and its Subsidiaries as of and for the fiscal years ended December 31, 1995 and 1996, as audited by Arthur Andersen LLP and (ii) unaudited quarterly financial statements of Borrower and its Subsidiaries as of and for the fiscal quarter ended March 31, 1997. Such financial statements are true and correct, have been prepared in accordance with GAAP (with respect to such quarterly financial statements, subject to year-end audit adjustments) and fairly and accurately present in all material respects the financial condition of Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations of Borrower and its Subsidiaries for the respective periods indicated therein. As of the Closing Date, there has not been any material adverse change in the business, condition (financial or otherwise), performance (financial or otherwise), operations, prospects or properties of Borrower or any of its Subsidiaries since the effective date of the most recent audited financial statements referred to in this Section.

    Section 5.8 Litigation and Judgments. Except as set forth in Schedule 5.8 hereto, neither Borrower nor any of its Subsidiaries is a party to any pending lawsuits or proceedings before or by any state or federal court or governmental agency or instrumentality, and Borrower is not aware of any threatened or potential lawsuits, proceedings, claims or investigations against Borrower or any of its Subsidiaries. As of the Closing Date, there are no outstanding or unpaid judgments against Borrower or any of its Subsidiaries. Except as specifically set forth therein, none of the items in Schedule 5.8, in the event of any unfavorable or adverse determination, will result in or cause a Material Adverse Effect, and neither Borrower nor any of its Subsidiaries is exposed to any potential liability or adverse event or circumstance that would reasonably be expected to have a Material Adverse Effect.

    Section 5.9 Compliance With Laws. Neither Borrower nor any of its Subsidiaries is in violation of any Applicable Laws, or any other laws, regulations or orders in any respect which will result in or cause, or reasonably would be expected to result in or cause, a Material Adverse Effect.

    Section 5.10 Taxes. All tax returns or filings required to be filed (federal, state or local), including, without limitation, income, franchise, employment, property and sales tax returns, or extensions filed thereon, by Borrower and each of its Subsidiaries respectively, have been filed, and taxes imposed upon Borrower and each of its Subsidiaries which are due and payable have been paid. Neither Borrower nor any of its Subsidiaries is aware of any pending investigation of any such Person by any taxing authority or of any pending but unassessed tax liability of any such Person other than with respect to (a) ad valorem or other real property taxes not yet due and payable and (b) other taxes in an aggregate amount as to any such Person which would not, if an adverse determination were made with respect to such taxes, reasonably be expected to have a Material Adverse Effect. No tax liens have been filed and no claims are being asserted against Borrower or any of its Subsidiaries with respect to any taxes. As of the Closing Date, none of the income tax returns of Borrower or any of its Subsidiaries is under audit nor has Borrower or any of its Subsidiaries received any notice from any governmental authority of any pending audit of any of such tax returns. The charges, accruals and reserves on the books of Borrower and its Subsidiaries in respect of taxes or other governmental charges are in accordance with GAAP.

    Section 5.11 Title to Property. Each of Borrower and its Subsidiaries has good and indefeasible title to all property reflected in the financial statements previously delivered to Agent or purported to have been acquired since such date, except property sold or otherwise disposed of subsequent to such date in the ordinary course of business. Each of Borrower and its Subsidiaries possesses all patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights and copyrights which are necessary, required or appropriate for the operation of their respective businesses as now conducted and as proposed to be conducted without any known infringement or conflict by or against the rights of any other Person.

    Section 5.12 Service Agreements. Each of Borrower and its Subsidiaries as applicable, is party to one or more Service Agreements as set forth in
Schedule 5.12 hereto. Each such Service Agreement is in compliance with Applicable Laws in all material respects, is in full force and effect, to the best of Borrower's knowledge has been duly authorized by all necessary action on behalf of the Persons a party thereto and is valid and enforceable in accordance with its terms.

    Section 5.13 Consents. No governmental orders, permissions, consents, approvals or authorizations, are required to be obtained and no registrations or declarations are required to be filed in connection with the execution, delivery and performance of the Loan Documents or for the validity or enforceability thereof. Each of Borrower and its Subsidiaries has all required governmental approvals, agreements, consents, franchises, licenses and permits, if any, on account of its operations and activities and is in full compliance with the terms and conditions thereof, and all such agreements, consents, franchises, licenses and permits are in full force and effect. The operations of each of Borrower and its Subsidiaries are in all material respects in compliance with all Applicable Laws.

    Section 5.14 Full Disclosure. Each of Borrower and its Subsidiaries has disclosed to Agent and the Lenders all known material facts concerning the financial condition and business operations of such Person. All information furnished by Borrower or its Subsidiaries to Agent or any Lender was true and complete in all material respects at the time of delivery thereof, and there has been no material change in any such information except as may have been disclosed by such Person to Agent and the Lenders in writing. There is no fact known to Borrower or any of its Subsidiaries which would be reasonably expected to result in a Material Adverse Effect during the term of this Agreement.

    Section 5.15     Solvency.  As of, and immediately following the Closing
Date: (i) the fair saleable value of all assets of Borrower exceeds the amount of all of Borrower's existing debts and liabilities (including contingent liabilities), (ii) in Borrower's opinion, the assets of Borrower do not constitute an unreasonably small capital for the operation of Borrower's business as now conducted and as intended to be conducted, taking into account all known or projected capital requirements for such operations, (iii) Borrower does not intend to incur debts beyond its ability to pay such debts as they mature, and (iv) Borrower's cash flow is sufficient to pay all existing debts and liabilities as they become due.

    Section 5.16 Employee Relations. Neither Borrower nor any of its Subsidiaries is aware of any contemplated, threatened or pending strike, work stoppage or other labor dispute involving its employees or the employees of any of its Affiliates.

    Section 5.17 Employee Benefit Plan. Neither Borrower, any of its Subsidiaries nor any of their ERISA Affiliates, nor any Plan, is in material violation in form or in operation of any provision of ERISA or any other applicable state or federal law, including, without limitation, the requirements of the IRC. No Prohibited Transaction or Reportable Event has occurred with respect to any Plan which reasonably would be expected to result in a Material Adverse Effect. No notice of intent to terminate a Plan has been filed within the 24-month period preceding the date hereof, nor has any Plan been terminated under Section 4041(c) of ERISA since September 2, 1974. The PBGC has not instituted proceedings to terminate or appoint a trustee to administer a Plan, and no event has occurred and no condition exists which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan. Neither Borrower, any of its Subsidiaries nor any of their ERISA Affiliates has incurred or expects to incur any withdrawal liability to any multiemployer plan within the meaning of
Section 3(37) or Section 3001(a)(3) of ERISA or Section 414 of the IRC.
Neither Borrower, any of its Subsidiaries nor any of their ERISA Affiliates has any obligation to provide medical benefits or coverage to any former employee other than as required under Section 4980B of the IRC or Part 6 of Title I of ERISA. Each employee benefit plan subject to Section 4980B of the IRC has satisfied the applicable requirements of Section 4980B of the IRC. Each Plan meets the minimum funding requirements of IRC Section 412 and no waiver from the minimum funding requirements has been applied for or approved pursuant to
Section 412(d) of the IRC. The reporting and disclosure requirements of each Plan have been timely and completely satisfied. Neither Borrower, any of its Subsidiaries, any of their ERISA Affiliates nor any fiduciary of any Plan has engaged in conduct that would be a breach of any duty under Part 4, Subtitle B, Title I of ERISA. There are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of Borrower, any of its Subsidiaries or any of their ERISA Affiliates, threatened against, or with respect to, any Plan or its assets, if any. Each Plan which is a "welfare benefit plan," as described in Section 3(1) of ERISA, may be unilaterally amended or terminated in its entirety without liability except as to benefits accrued prior to such amendment. Termination of employment of any employee of Borrower, any of its Subsidiaries or any of their ERISA Affiliates would not result in payments which, in the aggregate, would result in imposition of the sanctions imposed under Section 280B or Section 4999 of the IRC.

    Section 5.18 Environmental Matters. To the best of Borrower's knowledge: (a) all of Borrower's and its Subsidiaries' activities and conduct of business related to the use and handling of Hazardous Materials, comply and have at all times complied with all Environmental Requirements in all material respects; (b) there are no storage tanks, dump sites or other materials or conditions on any real property owned or operated by Borrower or its Subsidiaries, or on any property adjacent thereto, which are in violation of Environmental Requirements; (c) neither Borrower, any of its Subsidiaries nor any prior owner of any real property owned or operated by Borrower or any of its Subsidiaries has received notice or other communication concerning any alleged violation of

Environmental Requirements, whether or not corrected to the satisfaction of the appropriate authority, or notice or other communication concerning alleged liability for Environmental Damages, and there exists no writ, injunction, decree, order, judgment or lien, nor any lawsuit, claim, proceeding citation, directive, summons or investigation, pending or threatened, relating to the ownership, use, maintenance or operation of Borrower's or its Subsidiaries' business or any associated real property, by any Person, or from alleged violation of Environmental Requirements; (d) each of Borrower and its Subsidiaries has all permits and licenses required to be issued to it by any governmental authority on account of any or all of its activities, and is in all material respects in compliance with the terms and conditions of all such permits and licenses, and no change in the facts or circumstances reported or assumed in the application for, or granting of, any such permits or licenses exists, and such permits and licenses are in full force and effect.

    Section 5.19 Debt. As of the Closing Date (and after giving effect to the initial Advance made on the Closing Date and the use of proceeds thereof), Borrower has no indebtedness for money borrowed or capital leases except for
(a) the Obligations and (b) the indebtedness (if any) disclosed on Schedule
5.19 hereto.

    Section 5.20 Margin Securities. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

    Section 5.21 Investment Company Act. Neither Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

    Section 5.22 Public Utility Holding Company Act. Neither Borrower nor any of its Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

    Section 5.23 Outstanding Securities. To Borrower's knowledge, as of the Closing Date, all outstanding securities (as defined in the Securities Act of 1933, as amended, or any successor thereto, and the rules and regulations of the Securities and Exchange Commission thereunder) of Borrower have been offered, issued, sold and delivered in all material respects in compliance with all Applicable Laws.

    Section 5.24 Representations and Warranties Cumulative. The representations and warranties contained in this Article 5 are in addition to all other representations and warranties provided in the Loan Documents.

                                   ARTICLE 6

                             Affirmative Covenants

    Borrower covenants and agrees that as long as the Obligations, or any part thereof, are outstanding or any Lender has any obligation to Borrower hereunder, subject to Section 11.1(c), unless otherwise allowed by prior written consent of Agent, Borrower will perform and observe, or cause to be performed and observed, the following covenants:

    Section 6.1 Reporting Requirements. Borrower will furnish to Agent and each Lender:

         (a) Borrower's Annual Financial Statements. As soon as practicable after the end of each fiscal year, and in any event within one hundred twenty (120) days thereafter, (i) the unqualified audited consolidated, and unaudited consolidating, balance sheet of Borrower and its Subsidiaries as of the end of such fiscal year, and the related audited consolidated, and unaudited consolidating, statement of income and retained earnings and statements of cash flow, in reasonable detail and in each case setting forth in comparative form the figures for the preceding fiscal year, prepared in accordance with GAAP and certified by Arthur Andersen LLP, certified public accountants, or such other independent certified public accounting firm of recognized standing acceptable to Agent, as fairly presenting the financial condition and results of operations of Borrower and its Subsidiaries, (ii) a certificate of such independent certified public accounting firm to Agent and the Lenders stating that, to their knowledge, no Event of Default has occurred and is continuing or, if in their opinion an Event of Default has occurred and is continuing, stating the nature thereof, and (iii) a copy of the report to management delivered to Borrower by such accountants and also by a statement signed by the president or chief financial officer of Borrower, respectively, representing to Agent and the Lenders that such financial statements are true and complete and fairly present the financial condition and results of operation of Borrower and its Subsidiaries.

         (b) TOPA's Annual Financial Statements. As soon as practicable after the end of each fiscal year, and in any event within one hundred fifty
    (150) days thereafter, (i) the unqualified audited consolidated, and unaudited consolidating, balance sheet of TOPA and its Subsidiaries as of the end of such fiscal year, and the related audited consolidated, and unaudited consolidating, statement of income and retained earnings and statements of cash flow, in reasonable detail and in each case setting forth in comparative form the figures for the preceding fiscal year, prepared in accordance with GAAP and certified by an independent certified public accounting firm of recognized standing acceptable to Agent, as fairly presenting the financial condition and results of operations of TOPA and its Subsidiaries.

         (c) Borrower's Interim Financial Statements. As soon as practicable after the end of each fiscal quarter, and in any event within forty-five
    (45) days thereafter, beginning with the fiscal quarter ending June 30, 1997, the Form 10-Q of Borrower and its Subsidiaries as of the end of such fiscal quarter and for the period from the beginning of the current fiscal year to the end of such fiscal quarter, containing on a consolidated and consolidating basis, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP (provided that notes shall not be required for such interim statements), subject to year-end audit adjustments. Such financial statements shall be accompanied by a statement signed by the president or chief financial officer of Borrower representing to Agent and the Lenders that such financial statements are true and complete and fairly present the financial condition of Borrower and its Subsidiaries and their results of operations, and that no event or condition that would be the subject of a required notice under Section 6.9 or Section 6.11 is in existence as of the date of delivery of such financial statements.

         (d) Compliance Certificate. Concurrently with the delivery of the information referred to in Section 6.1(a) or Section 6.1(c), Borrower shall deliver to Agent and each Lender a certificate in the form of Exhibit D attached hereto, signed by the president or chief financial officer of Borrower certifying to Agent and the Lenders, that (i) no event or condition that would be the subject of a required notice under Section 6.9 or Section 6.11 is in existence as of the date of such certificate, (ii) showing in reasonable detail the calculations demonstrating compliance with
    Article 8 and (iii) showing in reasonable detail the calculations required to determine the Commitment Availability and the resulting Availability. Such certificate shall be deemed to be a continuing representation and warranty pending any subsequent certification or notification by Borrower respecting its compliance or non-compliance with this Agreement, and Borrower acknowledges that Agent and the Lenders may rely upon the same in making Advances under the Facility.

    Section 6.2 Authority. Immediately following any effective change thereof (and at such other times, from time to time, at the request of Agent), Borrower shall certify to Agent the names and signatures of all Persons authorized to execute and deliver any documentation contemplated by or relating to any of the Loan Documents.

    Section 6.3 Books and Records. Borrower's and each Subsidiary's accounting policies and practices shall conform to GAAP in all material respects. Borrower shall keep and maintain proper, complete and consistent books of record and account respecting the Collateral and Borrower's affairs and financial condition in accordance with GAAP. If any changes in accounting principles from those used in the preparation of the financial statements referenced in Section 6.1 are hereafter required or permitted by GAAP and are adopted by Borrower, any of its Subsidiaries or TOPA with the concurrence of their respective independent certified public accountants and such changes in GAAP result in a change in the method of calculation or the interpretation of any of the financial covenants, standards or terms found in Section 6.1,
Article 8 or any other provision of this Agreement, Borrower and Determining Lenders agree to amend any such affected terms and provisions so as to reflect such changes in GAAP with the result that the criteria for evaluating Borrower's or its Subsidiaries' financial condition shall be the same after such changes in GAAP as if such changes in GAAP had not been made; provided that, until any necessary amendments have been made, the compliance certificate required to be delivered under Section 6.1(d) hereof demonstrating compliance with Article 8 shall include calculations setting forth the adjustments from the relevant items as shown in the current financial statements based on the changes to GAAP to the corresponding items based on GAAP as used in the financial statements referenced in Section 6.1 in order to demonstrate how such financial covenant compliance was derived from the current financial statements.

    Section 6.4 Corporate Existence. Each of Borrower and its Subsidiaries will preserve and maintain its corporate existence (except for mergers of Subsidiaries permitted by Section 7.5), good standing and authority to transact business in all jurisdictions in which the failure to be so qualified would cause a Material Adverse Effect, and shall maintain all of its properties, rights, privileges, licenses, permits, franchises, qualifications and rights that are necessary or desirable in the normal conduct of its business.

    Section 6.5  Operating Budget.   On or before the thirty-first (31st) day
of each fiscal year during the Contract Term, Borrower shall deliver to Agent and the Lenders an operating budget for such fiscal year, including, without limitation, projected statements of income and statements of cash flow, all in form reasonably satisfactory to Agent and including all material assumptions upon which such operating budget is based and such other information as is reasonably required by Agent (it being understood, however, that Borrower makes no representation or warranty that such operating budget will be met).

    Section 6.6 Proxy Statements, Etc. As soon as available, Borrower shall promptly furnish to Agent and the Lenders one copy of each financial statement, report, notice or proxy statement sent by Borrower or any of its Subsidiaries to its stockholders generally and one copy of each regular, periodic or special report, registration statement or prospectus filed by any such Person with any securities exchange or the Securities and Exchange Commission, or any successor agency, and of all press releases and other statements made by any such Person to the public concerning material developments in the business of such Person.

    Section 6.7 Information. In addition to information and items specifically required by the Loan Documents, Borrower shall promptly furnish to Agent such other information, documentation or projections respecting its or its Subsidiaries' business affairs, assets and liabilities as Agent may reasonably request.

    Section 6.8 Notification of Contingent Liabilities. Borrower shall notify Agent promptly upon entering into any guaranty or surety agreement or capital maintenance or cash flow support agreement or other contingent debt obligations or upon receiving notice or otherwise becoming aware of any pending or threatened lawsuit, claim, action, liability, investigation or proceeding before any governmental authority or arbitrator affecting Borrower or any of its Subsidiaries that would be treated as a contingent liability of such Person under GAAP and which (i) is in an amount in excess of $500,000, (ii) collectively during any twelve (12) month period is in an aggregate amount in excess of $2,000,000, or (iii) is reasonably expected to result in a Material Adverse Effect.

    Section 6.9 Notification of Material Changes. Within five (5) Business Days after becoming aware thereof, Borrower will notify Agent in writing of the occurrence of any of the following with respect to Borrower or any of its
Subsidiaries: (i) change of such Person's corporate name, (ii) change of such Person's address or principal place of business, (iii) change of the location of such Person's books and records, or (iv) use of any trade name, fictitious name or other assumed name by such Person. Borrower shall promptly notify Agent of any change in any other material fact or circumstance represented or warranted in any of the Loan Documents.

    Section 6.10 Notification of Acquisitions and New Subsidiaries. Concurrently with the delivery of each of the financial statements referred to in Section 6.1, or if sooner, within thirty (30) days of its occurrence, Borrower shall; (i) deliver to Agent notice of the consummation or anticipated consummation of any acquisition by Borrower of all of the assets or Capital Stock (or substantially all of the assets or Capital Stock) of any Person not previously reported to Agent; (ii) set forth in the notice referred to in clause (i) information relating to such acquisition, including, without limitation, (a) the Person acquired by Borrower or its Subsidiary, (b) all locations of such Person's operations, (c) the number and names of any physicians connected with or practicing in the acquired Person's operation, if applicable, (d) the gross revenues and EBITDA of such Person for the immediately preceding fiscal year and the most recent period to date since such fiscal year, and (e) the total consideration paid by Borrower or its Subsidiary as consideration for such acquisition; and (iii) deliver to Agent notice of the creation of any Subsidiary after the Closing Date by Borrower or any of its Subsidiaries.

    Section 6.11 Notification Regarding Default. Borrower shall immediately notify Agent in writing upon becoming aware of the existence of any condition or event which constitutes an Event of Default or any condition or event which, after notice, or lapse of time, or both, would constitute an Event of Default, therein specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect to such condition or event. Borrower shall immediately notify Agent in writing if Borrower knows, or reasonably expects, that an Event of Default will occur, therein specifying the nature of the anticipated Event of Default. Without limiting the foregoing, Borrower will also immediately notify Agent of any of the following: (i) Borrower's, any Guarantor's or any Pledging Subsidiary's board of directors or other governing body having authorized the filing by such Person of a petition in bankruptcy, and (ii) Borrower becoming aware that any covenant under this Agreement has been breached, or reasonably expects that any such covenant will be breached.

    Section 6.12 Payment of Taxes. Borrower shall promptly pay, or cause to be paid, when due, any and all taxes except such taxes as may be contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established according to GAAP. At Agent's request pending resolution of any such contest and prior to the delinquency of such tax, Borrower shall furnish to Agent a cash reserve, or a bond written by a reputable surety acceptable to Agent, in the amount of the tax, together with a reasonable additional sum to pay all projected costs, interest and penalties in connection therewith, conditioned that such tax, together with applicable interest, cost and penalties, if any, shall be timely paid to the extent required upon resolution of such contest. Borrower agrees that it shall immediately notify Agent of the initiation of any such contest and advise Agent from time to time of the status thereof. Borrower shall promptly pay any amounts adjudged to be due pursuant to any such contest, with all costs, penalties and interest thereon, before such judgment becomes final or any writ or order is issued under which the Collateral, or any portion thereof, may become subject to any lien or encumbrance.

    Section 6.13 Compliance With Laws. Borrower will, and will cause each of its Subsidiaries to, comply in all material respects at all times with all Applicable Laws and to maintain current all required governmental approvals, agreements, permits or licenses necessary for the operation of their respective businesses. At Agent's request, Borrower will, and will cause each of its Subsidiaries to, allow Agent to review evidence of such Person's compliance with Applicable Laws and allow Agent or any Lender to review all licenses, approvals, permits, agreements, orders, applications, correspondence to and from governmental or regulatory agencies and other documentation and records relevant to the status of such Person's compliance with Applicable Laws.

    Section 6.14 Compliance With Agreements. Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all agreements, indentures, mortgages or documents binding upon it or affecting its properties or businesses.

    Section 6.15 Service Agreements. Borrower will, and will cause each of its Subsidiaries to, promptly notify Agent upon entering into any Service Agreements other than those identified in Schedule 5.12 and identify the Provider that is a party thereto with Borrower or such Subsidiary, and, at Agent's request, Borrower will, and will cause each of its Subsidiaries to,
provide Agent with a copy thereof.   Borrower will, and will cause each of its
Subsidiaries to, promptly notify Agent of any amendment, modification or other revision to any Service Agreement; provided that, with respect to the TOPA Service Agreement, Borrower will provide Agent with not less than ten (10) Business Days prior notice, and such amendment, modification or other revision shall not, in Agent's sole discretion, be materially adverse to Borrower.

    Section 6.16 Agreements With Providers. All material agreements between Borrower, or any of Borrower's Subsidiaries, and any Provider with whom Borrower, or such Subsidiary, is a party to a Service Agreement shall at all times be maintained in effect.

    Section 6.17 Fees, Costs and Expenses. Borrower agrees to promptly pay within fifteen (15) days after demand all costs, fees and expenses as provided in Section 12.9.

    Section 6.18 Affiliate Subordination Agreements. At Agent's request, any present and future obligations due by Borrower to its officers, directors or Affiliates (excluding certain ordinary course items such as normal compensation and benefits, travel and expense reimbursements and other similar ordinary course items determined by agreement) shall be subordinate in right of payment and claim to the Obligations, pursuant to definitive subordination agreements executed by Borrower and such other Persons in form satisfactory to Agent.

    Section 6.19 Change of Fiscal Year. Borrower shall notify Agent at least ninety (90) days prior to the effective date of any change in Borrower's fiscal year.

    Section 6.20 Maintenance of Properties. Borrower will, and will cause each of its Subsidiaries to, maintain, keep and preserve all of its material properties necessary or appropriate in the proper conduct of its business in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals, replacements, betterments and improvements thereof.

    Section 6.21 Ownership, Management Change: Borrower. At all times after the Closing Date, not less than fifteen percent (15%) of Borrower's Voting Stock shall be owned, collectively or individually, by TOPA and the physicians who own the Capital Stock of TOPA. Promptly upon receiving knowledge thereof (and in any event within three (3) days of first receiving such knowledge), Borrower shall notify Agent in writing of any change, or pending change, in management of Borrower that does not include Merrick Reese in an active executive management capacity. In the event for any reason Borrower's management ceases to include Merrick Reese in an executive management capacity, then within ninety (90) days thereafter Borrower shall present to Agent and the Lenders a plan for staffing its executive management, and such plan shall be satisfactory to Agent and the Lenders in their respective discretion.

    Section 6.22 Ownership, Change: Subsidiaries. After the Closing Date, Borrower shall continue to maintain not less than its present ownership of the Capital Stock (legal and beneficial) of each of its Subsidiaries as set forth on Schedule 5.6(b), and except as approved in writing by the Determining Lenders, Borrower and its Subsidiaries, as applicable, shall own not less than one hundred percent (100%) of the Capital Stock of any Subsidiary acquired or created by Borrower or its Subsidiaries after the Closing Date.

    Section 6.23 Employee Benefit Plans. Borrower shall timely deliver the following to Agent: (i) a copy of any notice of noncompliance received by Borrower, any of its Subsidiaries or any of their ERISA Affiliates from the PBGC under Section 4041(b)(2)(c) of ERISA, within three (3) days after receipt of such notice; (ii) a copy of any notice received by Borrower, any of its Subsidiaries or any of their ERISA Affiliates, or the administrator of any Plan, that the PBGC has instituted proceedings to terminate such Plan or to appoint a trustee to administer such Plan, promptly upon receipt and in no event more than three (3) days after the receipt of such notice; (iii) a copy of any notice received by Borrower, any of its Subsidiaries or any of their ERISA Affiliates concerning the imposition of any withdrawal liability under
Section 4202 of ERISA, within ten (10) days after receipt thereof by such Person; (iv) a copy of any notification of intention to impose or assert withdrawal liability under ERISA against Borrower, any of its Subsidiaries or any of their ERISA Affiliates, promptly upon receipt thereof and in any event within three (days) of receipt thereof; and (v) a copy of any notice from the Internal Revenue Service regarding revocation or investigation of possible revocation of the qualified status of any Plan under the IRC, promptly upon receipt thereof and in any event within three (3) days after receipt thereof. If requested by Agent, Borrower shall timely deliver the following to Agent:
(1) a copy of all materials required to be filed by Borrower, any of its Subsidiaries or any of their ERISA Affiliates with the PBGC with respect to any Reportable Event, within ten (10) days after the earlier of the filing or the occurrence thereof; (2) a copy of any notice sent by Borrower, any of its Subsidiaries or any of their ERISA Affiliates to participants of a Plan of such Person's intent to terminate such Plan, no later than the date such notice is required to be provided to participants under Section 4041(a)(2) of ERISA; (3) a copy of each annual and other report with respect to each Plan or any trust created thereunder, promptly after the filing thereof with the U.S. Secretary of Labor or the PBGC by Borrower, any of its Subsidiaries or any of their ERISA Affiliates; and (4) such additional information concerning any of Borrower's, any of its Subsidiaries' or any of their ERISA Affiliates' employee benefit plans as may be reasonably requested by Agent. Borrower shall make, and shall cause each of its Subsidiaries or any of their ERISA Affiliates to make, prompt payment of all contributions required under all Plans to the extent required to meet the minimum funding standard set forth in ERISA with respect to such Plans, but shall reduce contributions or benefits if and to the extent necessary to avoid an Event of Default hereunder to the extent such reduction is not prohibited by applicable provisions of ERISA.

         Section 6.24 Insurance. Borrower will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all property of a character usually insured by responsible corporations or other entities engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations or other entities and carry such other insurance as is usually carried by such corporations or other entities. Within 60 days prior to the end of each fiscal year of Borrower, Borrower shall deliver to Agent a report in form and substance reasonably satisfactory to Agent summarizing all material insurance coverage maintained by each of Borrower and its Subsidiaries as of the date of such report and all material insurance coverage planned to be maintained by such Persons in the subsequent fiscal year.

         Section 6.25 Further Assurances. Borrower will, and will cause each of its Subsidiaries to, execute and deliver such further agreements, documents and instruments and take such further action as may be reasonably requested by Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents, to evidence the Obligations and to create, preserve, maintain and perfect the assignments, pledges, liens and security interests in the Collateral in favor of Agent, for the benefit of itself and the Lenders, and the required priority thereof.

                                   ARTICLE 7

                               Negative Covenants

         Borrower hereby covenants and agrees that as long as the Obligations, or any part thereof, are outstanding or any Lender has any obligation to Borrower hereunder, subject to Section 11.1(c), Borrower will perform and observe, or cause to be performed and observed, the following covenants:

         Section 7.1 Prohibition Against Liens On Collateral. Neither Borrower nor any of its Subsidiaries shall grant, create or allow to exist any security interest, assignment, lien, pledge or other encumbrance on any of such Person's property which constitutes Collateral other than security interests, assignments, liens, pledges or other encumbrances in favor of Agent, for the benefit of the Lenders.

         Section 7.2 Prohibition Against Liens On Assets. Neither Borrower nor any of its Subsidiaries shall create, incur, assume or otherwise suffer to exist any security interest, lien, pledge or other encumbrance, whether contractual, statutory or otherwise, on any asset of such Person other than (i) in favor of Agent for the benefit of the Lenders under this Agreement or any of the other Loan Documents, (ii) purchase money security interests granted by such Person to the transferor(s) of any property acquired by such Person, provided, that the aggregate amount secured by all such security interests shall not at any time exceed $10,000,000, (iii) as set forth in
Schedule 7.2, (iv) liens of mechanics, materialmen or other similar statutory liens securing obligations that are not yet due and are incurred in the ordinary course of Borrower's or its Subsidiaries' business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject to such liens and for which adequate reserves have been established according to GAAP, or (v) liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings which have the effect of preventing the forfeiture or sale of the property subject to such liens and for which adequate reserves have been established according to GAAP. Neither Borrower nor any of its Subsidiaries will enter into or otherwise become a party to any agreement (other than this Agreement) that prohibits or otherwise restricts the right of Borrower or any of its Subsidiaries to create, incur, assume or otherwise suffer to exist any security interest, lien, pledge or other encumbrance in favor of Agent for the benefit of the Lenders on any of its assets.

         Section 7.3 Sale of Assets. Neither Borrower nor its Subsidiaries will sell or dispose of any Collateral, nor will they sell or dispose of any other property other than (i) any Cancer Center and associated equipment located therein, provided that the aggregate book value (determined as the depreciated cost of such assets as reflected on such Person's financial statements according to GAAP) of all such Cancer Centers and associated equipment disposed of by Borrower and its Subsidiaries during any period of twelve (12) calendar months shall not exceed $10,000,000 and, provided further that the proceeds of any such sale shall be paid to Agent as a prepayment in accordance with Section 2.6 hereof and (ii) sales or dispositions in the ordinary course of business. TOPA will not sell or dispose of any of TOPA's property except to Borrower pursuant to a Service Agreement or otherwise in the ordinary course of business of TOPA; provided that, subject to Section 6.21, TOPA may sell or otherwise dispose of any of Borrower's Capital Stock owned by TOPA.

         Section 7.4 Continuity of Business. Neither Borrower nor any of its Subsidiaries shall cease or discontinue the ordinary course operation of its business, or enter into any new or different line of business not directly related to the business of management and operation of, or providing facilities for, physician practice groups and related ancillary operations.

         Section 7.5 Dissolution, Liquidation, Merger. Borrower shall not become a party to a merger or consolidation with another Person or acquire all or substantially all of the assets of another Person, except for a merger, consolidation or acquisition where (i) Borrower is the surviving entity, (ii) the total price paid by Borrower (whether in Capital Stock, cash or other property) as consideration for such merger, consolidation or acquisition does not exceed six percent (6.0%) of Borrower's Consolidated Net Worth measured as of the last day of the immediately preceding fiscal year end, (iii) the aggregate price paid by Borrower (whether in Capital Stock, cash or other property) as consideration for all such mergers, consolidations and acquisitions during any fiscal year does not exceed fifteen percent (15.0%) of Borrower's Consolidated Net Worth measured as of the last day of the immediately preceding fiscal year end, and (iv) all Obligations survive such merger or acquisition. Neither any of Borrower's Subsidiaries nor TOPA shall discontinue the ordinary course operation of their respective business, dissolve or liquidate, become a party to any merger or consolidation with any Person (other than a merger pursuant to which a Subsidiary of Borrower's is merged with and into Borrower as previously set forth in this Section or pursuant to which TOPA is the surviving entity of a merger or consolidation with another Person, excluding any of Borrower's Subsidiaries) or acquire all or substantially all of the assets of another Person.

         Section 7.6 Prohibition Against Certain Acquisition Indebtedness. Neither Borrower nor any of its Subsidiaries shall incur any indebtedness in connection with any acquisition, merger or consolidation, including, without limitation, the acquisition of all or substantially all of the Capital Stock or assets of any Person, other than indebtedness incurred in such a transaction which is subordinate in right of payment and claim to the Obligations hereunder and all rights of Agent and the Lenders under this Agreement and the other Loan Documents pursuant to a subordination agreement in form and substance satisfactory to Agent.

         Section 7.7 Transactions With Affiliates. Borrower will not enter into any transaction with an Affiliate (other than a wholly-owned Subsidiary) except in the ordinary course of business on terms no less favorable to Borrower, nor more favorable to such Affiliate, than would be obtainable in a comparable arm's length transaction with a Person who is not an Affiliate. Except for the sale of its Capital Stock to the extent not otherwise prohibited by this Agreement, Borrower will not enter into any transaction with an Affiliate involving an amount in excess of $1,000,000 unless such transaction is specifically approved by Borrower's board of directors as being an arm's length transaction on terms no less favorable to Borrower, nor more favorable to such Affiliate, than would be obtainable in a comparable arm's length transaction with a Person who is not an Affiliate. Neither Borrower nor any Subsidiary will directly or indirectly purchase or acquire any beneficial interest in, or any of the Capital Stock of, or evidence of indebtedness of or other security issued by, or make any loan, advance, extension of credit or contribution to the capital of, any Affiliate that is not a Guarantor or the Capital Stock of which is pledged to Agent pursuant to a Pledge Agreement, in excess of $5,000,000 at any time for any one of such Affiliates or $10,000,000 at any time for all of such Affiliates.

         Section 7.8 Dividends, Distributions. Borrower will not declare, pay or issue any dividends or other distributions in respect of its Capital Stock, except for dividends solely in the form of Capital Stock.

         Section 7.9 Redemptions and Acquisitions of Shares. Borrower will not make any payment on account of the purchase, redemption or other acquisition or retirement of any shares of its Capital Stock.

         Section 7.10 Loans to Officers, Directors and Shareholders. Neither Borrower nor any Guarantor will make any loans or advances to or for the benefit of any officer, director or shareholder except advances for routine expense allowances in the ordinary course of business, and will not make any loans, advances or extensions of credit to or for the benefit of any Affiliate except working capital advances, subject to Section 7.7 in the usual and ordinary course of business.

         Section 7.11 Limitation on Non-Material Subsidiaries. Borrower will not at any time permit more than five percent (5.0%) of either the assets or gross revenue of Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, to be owned or generated (as applicable) by Borrower's Subsidiaries which are not Material Subsidiaries; provided, however, upon execution and delivery of all documents, information, instruments and other items required to comply with Article 4 hereof by any Subsidiary of Borrower which is not a Material Subsidiary, Borrower may designate such Subsidiary as a Material Subsidiary for all purposes of this Agreement.

                                   ARTICLE 8

                              Financial Covenants

         Borrower covenants and agrees that as long as the Obligations or any part thereof, are outstanding or any Lender has any obligation to Borrower hereunder, subject to Section 11.1(c), Borrower will perform and observe the following covenants:

         Section 8.1 Current Ratio. As of the end of each fiscal quarter, Borrower will not permit its Current Ratio to be less than 1.5 to 1.0;

         Section 8.2 Consolidated Net Worth. As of the end of each fiscal quarter, Borrower will not permit its Consolidated Net Worth to be less than $275,000,000, plus the Net Worth Adjustment;

         Section 8.3 Fixed Charge Coverage Ratio. As of the end of each fiscal quarter, and calculated for the four fiscal quarters then ended, Borrower will not permit its Fixed Charge Coverage Ratio, to be less than 1.3 to 1.0;

         Section 8.4 Leverage Ratio. As of the end of each fiscal quarter, and calculated for the four fiscal quarters then ended, Borrower will not permit its Leverage Ratio to exceed 3.0 to 1.0;

         Section 8.5 Funded Debt to Capitalization. As of the end of each fiscal quarter, Borrower will not permit its ratio of Funded Debt to Capitalization to exceed 0.4 to 1.0; and

         Section 8.6 Capital Expenditures. For each of its fiscal years set forth in the table below, Borrower will not permit aggregate Capital Expenditures for Borrower and its Subsidiaries to exceed the amount corresponding to such fiscal year:

================================================================================

                  Fiscal Year End       Maximum Capital Expenditures
================================================================================
                 December 31, 1997               $ 90,000,000
--------------------------------------------------------------------------------

                 December 31, 1998               $ 99,000,000
--------------------------------------------------------------------------------

                 December 31, 1999               $108,900,000
--------------------------------------------------------------------------------

                 December 31, 2000               $119,790,000
--------------------------------------------------------------------------------

                 December 31, 2001               $131,769,000
--------------------------------------------------------------------------------

                 December 31, 2002               $144,945,900
================================================================================


                                   ARTICLE 9

                                Event of Default

         Section 9.1 Event of Default. Each of the following shall constitute an "Event of Default" under this Agreement:

                 (a) The failure of timely payment of the Obligations, or any part thereof, as they become due in accordance with the terms of the Loan Documents;

                 (b) Any violation, breach or default of any covenant, agreement or other obligation under this Agreement (excluding an Event of Default under Section 9.1(a)) or any of the other Loan Documents, provided that with respect to the occurrence of any such violation, breach or default arising under Sections 6.1, 6.2, 6.5, 6.8, 6.13, 6.14, 7.1, or 7.2 hereof, ten (10) Business Days shall first have passed after such occurrence, and with respect to any such violation, breach or default arising under Section 6.4 or 6.12, thirty (30) Business Days shall first have passed after such occurrence;

                 (c) Any representation or warranty made by Borrower, TOPA, any Guarantor or any Pledging Subsidiary in any Loan Document or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement or any other Loan Document shall be false, misleading or erroneous in any material respect when made;

                 (d) Default or breach by Borrower, or any Subsidiary of Borrower, or any Provider under a Service Agreement, or any other material agreement between Borrower, or any Subsidiary of Borrower, and such Provider that continues uncured or unwaived for a period beyond any applicable cure or grace period, if such default or breach could reasonably be expected to result in a Material Adverse Effect;

                 (e) Agent at any time believes, in accordance with the standards prescribed by the Code, that the prospect for payment or performance of the Obligations is materially impaired;

                 (f) The occurrence of any event or circumstance which the Determining Lenders believe has or will result in a Material Adverse Effect;

                 (g) The filing of any petition or proceeding by or against Borrower, TOPA, any Guarantor or any Pledging Subsidiary under the U.S. Bankruptcy Code, as amended from time to time, or any other applicable state or federal law relating to bankruptcy reorganization or other relief for debtors, or the appointment of a conservator, receiver, trustee or liquidator of all or a substantial part of the assets of Borrower, TOPA, any Guarantor or any Pledging Subsidiary (and, in the case of any such petition filed against Borrower, TOPA, any Guarantor or any Pledging Subsidiary, such petition or proceeding is not dismissed within sixty (60) days after the filing or commencement thereof);

                 (h) The use of any funds borrowed pursuant to this Agreement for any purpose other than as permitted in this Agreement;

                 (i) The filing or commencement of any attachment, sequestration, garnishment, execution or other action against or with respect to any of the Collateral;

                 (j) The filing or commencement of any attachment, sequestration, garnishment, execution or other action against or with respect to any property of Borrower, any Subsidiary of Borrower or TOPA which is not included within the Collateral if the outcome, pendency or effect thereof is reasonably expected to result in or cause a Material Adverse Effect, provided that such filing or commencement remains pending for thirty (30) or more days without being dismissed or stayed;

                 (k) Any breach or default in the payment or performance of any material obligation, or any defined event of default, under the terms, provisions or conditions of any contract or instrument pursuant to which Borrower, any of Borrower's Subsidiaries or TOPA has incurred any indebtedness or obligation or other liability to any Person, provided that such breach or default could reasonably be expected to result in a Material Adverse Effect;

                 (l) The entry of any judgment against Borrower or any of its Subsidiaries in an amount equal to or exceeding $500,000 which is not covered by insurance;

                 (m) The dissolution or liquidation of Borrower, or the taking of any action by the board of directors or shareholders of Borrower to dissolve or liquidate;

                 (n) The dissolution or liquidation of TOPA, any Guarantor or any Pledging Subsidiary or the taking of any action by the board of directors or shareholders of TOPA, any Guarantor or any Pledging Subsidiary to dissolve or liquidate;

                 (o) Repudiation or attempted termination or revocation by any Guarantor of its obligations under its Guaranty;

                 (p) Repudiation or attempted termination or revocation by any Pledging Subsidiary of its obligations under its Pledge Agreement (if applicable);

                 (q) With respect to Borrower, its Subsidiaries or any of their ERISA Affiliates, a Reportable Event or Prohibited Transaction with respect to any Plan which could, in the opinion of Agent, result in a Material Adverse Effect;

                 (r) With respect to Borrower, its Subsidiaries or any of their ERISA Affiliates, the filing of a notice of intent to terminate a Plan under a distress termination as described in section 4041(c) of ERISA which could, in the opinion of Agent, result in a Material Adverse Effect;

                 (s) With respect to Borrower, its Subsidiaries or any of their ERISA Affiliates, the receipt of a notice by the plan administrator of any Plan that the PBGC has instituted proceedings to terminate such Plan or appoint a trustee to administer such Plan, which could, in the opinion of Agent, result in a Material Adverse Effect;

                 (t) The withdrawal by Borrower, any of its Subsidiaries or any of their ERISA Affiliates from a multiemployer plan as defined in Section 3(37) or Section 4001(a)(3) of ERISA or Section 414 of the IRC if such action could, in the opinion of Agent, result in a Material Adverse Effect;

                 (u) The revocation by the Internal Revenue Service of the qualified status of any employee benefit plan if such action could, in the opinion of Agent, result in a Material Adverse Effect.

                 (v) Any qualification by a certified public accountant relative to any financial statement delivered to Agent pursuant to this Agreement that, viewed in the light of Borrower's operations as a whole, is not acceptable to Agent in its discretion;

                 (w) Suspension, revocation, termination or limitation of any required governmental approvals, agreements, permits or licenses referenced in Section 5.13, if such suspension, revocation, termination or limitation could, in the opinion of Agent or the Determining Lenders, result in a Material Adverse Effect.

                                    ARTICLE

                                    Remedies

         Section 10.1 Refusal of Funding. Neither Agent nor any Lender shall be obligated to make any Advance available to Borrower (i) at any time when any applicable condition for funding prescribed under this Agreement has not been fulfilled to Agent's or Determining Lenders' satisfaction, (ii) at any time when any Event of Default is in existence, or when any condition exists which after notice or lapse of time, or both, would constitute an Event of Default, (iii) if Agent has received any notice under Section 6.11 or if Agent or any Lender has knowledge of any event or condition which would be the subject of any notice required thereunder, or (iv) if Borrower, any Guarantor or any Pledging Subsidiary has repudiated or made any anticipatory breach of any of its obligations under the Loan Documents; and any Advance requested by Borrower at any such time may be declined by Agent or the Lenders (subject at all times, however, to Borrower's and the Lenders' obligations under Section 2.16), in whole or in part, in their sole discretion without prior notice.

         Section 10.2 Remedies. Should an Event of Default under Section 9.1(g) or Section 9.1(n) occur at any time, the entire outstanding principal amount and unpaid accrued interest of all Obligations shall automatically and immediately become due and payable in full, and the Facility shall terminate, without necessity of any notice, demand or any action by Agent. Should any other Event of Default occur at any time, Agent may in its discretion take any or all of the following actions: (i) declare the entire outstanding principal amount and unpaid accrued interest of all or any part of the Obligations to be immediately due and payable, (ii) terminate the Facility without notice to Borrower; (iii) commence such actions against Borrower as may be necessary to enforce the Obligations, or any part thereof; (iv) take such steps as Agent may deem appropriate to foreclose and enforce any and all security interests, liens and assignments now or hereafter granted to Agent to secure payment and performance of the Obligations, or any part thereof; or (v) exercise and avail itself of any and all other remedies as may be available under any of the Loan Documents or as otherwise may be available according to law. Agent at all times shall have the rights and remedies of a secured party under the Code, including, but not limited to, the right to take possession or enforce direct payment of the Collateral. Agent may demand, collect, receipt for, settle, compromise adjust, sue for, foreclose or otherwise realize upon Collateral as it may determine. In taking possession of any Collateral, Agent is authorized to enter upon any premises owned or leased by Borrower where any Collateral is located. At its option, Agent may require Borrower to assemble the Collateral and make it available to Agent at a place to be designated by Agent which is reasonably convenient to both Agent and Borrower. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent will give Borrower reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. For this purpose, it is agreed that at least ten (10) Business Days notice of the time of sale or other intended disposition of the Collateral delivered in accordance with Section 12.2 shall be deemed to be reasonable notice in conformity with the Code. Agent may adjourn or otherwise reschedule any public sale by announcement at the time and place specified in the notice of such public sale, and such sale may be made at the time and place as so announced without necessity of further notice. Agent shall not be obligated to sell or dispose of any Collateral, notwithstanding any prior notice of intended disposition. With respect to any instruments or chattel paper at any time included within any proceeds of the Collateral, Agent shall not have any duty or obligation to take steps to preserve rights against prior parties. All remedies exercised by Agent shall be deemed to be for the benefit of the Lenders according to their respective Pro Rata Percentage (or in the event the Facility Balance is zero, the Committed Percentage).

         Section 10.3 Cash Collateral; Injunctive Relief. All cash proceeds of Collateral from time to time existing, whether consisting of cash, checks or other similar items, at all times shall be subject to an express trust in favor of Agent for the benefit of the Lenders. All such proceeds shall be subject to Agent's continuing security interests, liens and assignments under this Agreement. Borrower is expressly prohibited from using, spending, retaining or otherwise exercising any dominion over such proceeds in any manner which is in breach of the provisions of this Agreement. Borrower acknowledges that the continuing security interest, lien, assignment and trust in favor of Agent, for the benefit of the Lenders, in the Collateral, and all proceeds thereof is a material inducement to the extension of credit to Borrower by the Lenders, without which the Lenders would not be willing to enter into this Agreement or extend such credit. Borrower acknowledges that any action by Borrower to hinder, delay or prohibit Agent from exercising the rights and remedies with respect to such Collateral, or proceeds thereof, granted by this Agreement would be wrongful to Agent and the Lenders, and would cause them irreparable harm for which they would have no adequate remedy at law. Accordingly, if Borrower should fail to comply with any request or demand made by Agent during the existence of an Event of Default to deliver to Agent any proceeds of Collateral, then, to the fullest extent allowed by law, Borrower agrees that Agent shall be entitled to injunctive relief to restrain any such action and require compliance with the requirements of this Agreement.

         Section 10.4 Enforcement Costs; Injunctive Relief. Upon demand by Agent or any Lender, Borrower shall pay any and all reasonable expenses, including, without limitation, legal expenses, reasonable attorneys' fees, court costs, collection costs and traveling expenses, incurred or paid by Agent or any such Lender in protecting or enforcing any of its rights hereunder, including its right to take possession, hold, store, prepare for sale, sell or otherwise dispose of the Collateral and collect the proceeds of any Collateral. Until reimbursed or otherwise paid, all such expenses shall be deemed to be included within the Obligations. After deducting all of such expenses, any remaining proceeds of collection or sale of the Collateral shall be applied in payment of the Obligations in such manner as Agent may determine, and the excess, if any, shall be disbursed by Agent in accordance with applicable law. Borrower expressly agrees that it shall remain liable for any deficiency.

         Section 10.5 Waiver of Notices. Except as otherwise expressly provided in this Agreement, Borrower expressly waives presentment, demand, notice of intention to accelerate, notice of acceleration, protest and any other notices of any kind with respect to the Obligations.

         Section 10.6 Setoff. Borrower irrevocably authorizes any Lender or any of its Affiliates to charge any account of Borrower maintained with such Lender or any of its Affiliates as may be necessary from time to time to pay any matured portion of the Obligations. Borrower agrees that each Lender or any of its Affiliates shall have a contractual right to setoff any and all deposits or other sums at any time credited by or due from such Lender or any of its Affiliates to Borrower against any part of the Obligations which are due and payable. Such right of setoff may be exercised at any time without prior notice, during any time when any Event of Default exists, whether or not Agent has accelerated the Obligations. Upon the occurrence of an Event of Default and for so long as the same shall remain in existence and not cured or waived, any Lender or any of its Affiliates shall be entitled in its discretion to hold any such deposits or other sums pending acceleration of the Obligations. Any setoff or charge exercised by a Lender or any of its Affiliates under this Section shall be subject to allocation or sharing among all the Lenders as provided by Section 2.15.

         Section 10.7 Performance By Agent. Should Borrower fail to perform any covenant, duty or agreement required by the Loan Documents, Agent may, at its sole option and election, perform or attempt to perform same on behalf of Borrower at Borrower's cost and expense, provided that Agent shall have no obligation or duty to take any such action. Borrower agrees to reimburse Agent for the reasonable amount of such costs and expenses on demand.

         Section 10.8 Non-Waiver. Forbearance or indulgence of any Event of Default or any other event or condition which is or would be the subject of a required notice under Section 6.11, at any time and from time to time, shall not be deemed a waiver of any rights of Agent or the Lenders under the Loan Documents. The acceptance by Agent at any time and from time to time of any partial payment of the Obligations shall not be deemed to be a waiver of any Event of Default then existing. No delay or omission by Lender in exercising any right or remedy shall impair such right or remedy, or be construed as a waiver thereof, nor shall any single or partial exercise of any such rights or remedies preclude other or further exercise thereof. Agent shall not be required or obligated to file suit or otherwise pursue any other Person for enforcement or collection of any of the Obligations or to take any action to realize upon any of the Collateral.

         Section 10.9 Application of Payments. During the existence of any Event of Default, all payments and proceeds of Collateral received by Agent shall be applied to the Obligations in Agent's discretion, and, subject to
Section 2.14, Agent shall have the right to adjust or reapply in another manner any such payments and proceeds as it may determine in its discretion.

                                   ARTICLE 11

                                     Agent

         Section 11.1 Agreements Among the Lenders. Agent, each Lender and Borrower agree as follows:

                 (a) Agent: Appointment; Powers. Each Lender hereby irrevocably, except as provided in clause (h) of this Section, appoints and authorizes Agent to act as its nominee on its behalf, and as the nominee on behalf of all the Lenders, in the name of Agent, the Lenders or any Lender, to take any one or more of the following actions: (i) administer the Facility in accordance with the Loan Documents, and act or refrain from acting under the Loan Documents in accordance with powers delegated to Agent under the Loan Documents and such other powers as are reasonably incidental thereto; (ii) execute and enter into the Loan Documents; (iii) hold the Loan Documents, and hold and enforce the Obligations and the security interests, liens and assignments in the Collateral granted under the Loan Documents; (iv) receive all information, requests, documents and other items furnished by Borrower under the Loan Documents and distribute such information, requests, documents and other items in accordance with the provisions of the Loan Documents; (v) take any actions as may be requested, instructed or consented to by the Determining Lenders (provided that unless the Loan Documents specifically provide for direction or consent by the Determining Lenders, Agent shall not be obligated to comply with any such instructions or seek any such consent); (vi) make Advances available to Borrower on behalf of the Lenders; (vii) distribute to each Lender its respective share of each payment received from Borrower or any Guarantor in respect of Advances, fees, reimbursements or other amounts payable under the Loan Documents (upon, and to the extent of receipt of, collected funds); and (viii) deliver to Borrower requests, demands, approvals and consents received from the Lenders as required under the Loan Documents. Except as otherwise expressly provided in this Agreement and the other Loan Documents, each Lender irrevocably authorizes Agent to take or refrain from taking such actions on the Lenders' behalf as Agent in its discretion determines necessary or appropriate in administering the Facility. Except as otherwise provided by this Agreement, Agent may take such action, or refrain from taking such action, in respect of the Obligations or the Collateral or in respect of administration of the Facility, as it may deem in its discretion to be advisable and in the best interests of the Lenders. Unless otherwise agreed by Agent, any action taken by Agent with the consent or at the direction of the Determining Lenders shall be deemed to have been taken for and on behalf of all the Lenders, including any Lender who may not have so consented or directed. Agent shall not be required to take action or exercise any remedy except to the extent expressly required by this Agreement upon direction of the Determining Lenders, provided that Agent shall not be required to take any action which Agent believes would expose it or the Lenders to personal liability, or which Agent believes is contrary to any of the Loan Documents or applicable law. Agent may (A) treat the payee of any Revolving Note as the owner and holder thereof until Agent receives written notice of assignment or transfer thereof signed by such payee and in form satisfactory to Agent, (B) employ and consult with legal counsel, independent public accountants and other experts and shall not be liable for any action taken or omitted to be taken in good faith in accordance with the advice of such counsel, accountants or experts, and (C) rely and act upon




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
         any resolution, notice, consent, certificate, affidavit, letter or other document or instrument or writing, or any telecopy, fax, telegram, telex or teletype, or any court order, or any conversation, which it believes to be genuine and correct and to have been signed or made by the proper Person. Agent shall be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Determining Lenders, and such instructions and any action or inaction by Agent pursuant thereto shall be binding on all the Lenders. Neither Agent nor its affiliates, officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken in connection with the Loan Documents except for gross negligence or willful misconduct. Agent may perform any of its duties under the Loan Documents by or through officers, directors, employees, attorneys or agents, and shall be entitled to seek and rely upon advice of counsel concerning all matters pertaining to its duties in respect of such performance. Agent shall have no duties or responsibilities except those expressly set forth in the Loan Documents. Agent shall not be a fiduciary or trustee on behalf of the Lenders or any Lender.

                 (b) Availability of Information. Agent will forward to the Lenders copies of all financial statements and reports of a material nature which are furnished by Borrower, TOPA or any Subsidiary of Borrower to Agent, other than those, if any, which by the terms of this Agreement are to be delivered directly to the Lenders, provided that Agent shall not have any liability to any Lender for failure to do so. Agent shall promptly notify the Lenders upon becoming aware of any Event of Default, provided that Agent shall not have any liability to the Lenders for failure to do so, and provided further that Agent shall not be deemed to have knowledge or notice of any Event of Default (other than failure of timely payment of principal, accrued interest or fees as required by the Loan Documents) unless it receives written notice from Borrower or any Lender specifying an event or condition and designating the same as an Event of Default. Upon request, Agent will make available to any Lender any documents, reports or other items from time to time received from Borrower and remaining in Agent's possession.

                 (c) Required Consent of the Lenders. Notwithstanding the authority granted to Agent elsewhere in this Agreement:

                          (i) The written consent of Agent and all the Lenders shall be required as a condition to the effectiveness of any of the following actions:

                                  (A)     to extend the Maturity Date or
                          postpone the date on which any installment of principal or interest is payable under this Agreement;

                                  (B)     to change any interest rate payable
                          by Borrower under this Agreement or the Unused Facility Commitment Fee Rate;

                                  (C) to increase the stated maximum amount which may be borrowed by Borrower under this Agreement;

                                  (D)      to release any Collateral or to
                          consent to allow any security interests, liens or encumbrances (other than as allowed by the Loan

                          Documents) on any Collateral, or to consent to allow the disposition (other than as expressly allowed by the Loan Documents) of any Collateral; or

                                  (E)      to release or discharge Borrower or
                          any Guarantor from any obligation to make payments of principal or accrued interest under the Loan Documents (other than in consideration for full payment and performance); and

                          (ii)    The written consent of Agent and the
                 Determining Lenders shall be required as a condition to the effectiveness of any of the following actions:

                                  (A) any agreement to waive or modify any covenants contained in Article 6, Article 7 or
                          Article 8 of this Agreement or any Event of Default contained in Article 9 of this Agreement, paragraph 2 of the Guarantees or Article 4 of the Pledge Agreements;

                                  (B) to consent to any material amendment of the TOPA Service Agreement;

                                  (C)      to grant any consent or make any
                          agreement which is expressly subject to the consent of the Determining Lenders, as may be specifically provided in any other Loan Document; or

                                  (D)      to foreclose or enforce any and all
                          security interests, liens and assignments in any Collateral.

                          (iii) Subject to Section 11.1(a) and upon written direction of any Lender, Agent agrees to request any information from Borrower, any Guarantor or any Pledging Subsidiary which may be requested by Agent under the Loan Documents, provided that in each instance, such written direction references this Section 11.1(c)(iii) and specifically identifies the requested action; and

                          (iv) Notwithstanding the provisions of Section 11.1(a), Agent agrees to take any of the following actions upon written direction of the Determining Lenders, provided that in each instance, such written direction references this
                 Section 11.1(c)(iv) and specifically identifies the requested action:

                                  (A)      apply payments received during the
                          existence and continuance of an Event of Default in any manner except as provided by Section 2.9(b) (provided that such exception shall not apply as to any priority of payment regarding any amount due in
                          Section 2.9(b) which are owed exclusively to Agent, and provided further that such exception shall be subject to the provisions of Section 2.15 at all times);

                                  (B)      request any Affiliate Subordination
                          Agreement, as provided by Section 6.18;

                                  (C)      request or direct Borrower, any
                          Guarantor or any Pledging Subsidiary to take any action which may be requested or directed by Agent under the Loan Documents;

                                  (D)      pursue any remedies provided by the
                          Loan Documents;

                                  (E) perform or take any action which may be taken by Agent under the Loan Documents; and

                                  (F)      take action at the request of the
                          Determining Lenders, as may be specifically provided in any other Loan Document.

Notwithstanding the foregoing, no consent of the Lenders or the Determining Lenders shall be required if Agent should be required to take any such action by court order or applicable law. Otherwise, except as provided or referenced above, Agent may amend, modify or waive any of the terms of the Loan Documents, consent to any action or failure to act by Borrower, or exercise or refrain from exercising any powers or rights which it may have under the Loan Documents or as a matter of law, without the requirement of prior notice to or consent of the Lenders or the Determining Lenders. Any consent requested by Agent from any Lender, and any directive, consent or refusal of consent given to Agent by any Lender, shall be communicated as provided in Section 12.2. In the event any action or consent requested by Agent or any Lender is not granted or refused within ten (10) days after such request, such consent shall be deemed to have been denied.

                 (d) Non-Receipt of Funds by Agent. Unless Agent shall have been notified by Borrower that it does not intend to make any payment required to be made by Borrower to Agent for the account of the Lenders (which notification shall be effective only if actually received by Agent prior to distributing funds to the Lenders in respect of such anticipated payment), Agent may assume (with no requirement to make or verify such assumption) that such payment has been made by Borrower and may, in reliance upon such assumption (but with no obligation to do so), distribute to each Lender an amount equal to its Pro Rata Percentage (or in the event the Facility Balance is zero, the Committed Percentage) thereof. If such payment is not in fact made to Agent by Borrower, the amount that was distributed by Agent to any Lender in respect thereof shall be returned to Agent on demand, together with interest thereon for each day during the period commencing on the date such amount was disbursed to such Lender and continuing until such amount is returned to Agent, at a per annum rate equal to the Federal Funds Rate.

                 (e) Limitation of Agent's Liability. Neither Agent nor any of its officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken in connection with the Loan Documents in conformity with instructions or consents of the Determining Lenders, or based upon its belief that such action or inaction is within the discretion or power conferred to Agent under the Loan Documents, nor shall Agent or any of such officers, directors, employees, attorneys or agents be liable for the consequences of any error of judgment, except for gross negligence or willful misconduct. No Lender, nor any of its officers, directors, employees, attorneys or agents, shall be liable for any action taken or omitted to be taken by Agent in connection with the Loan Documents or based upon its belief that such action or inaction is within the discretion or power conferred to Agent under the Loan Documents, nor shall such Lender or any of its officers, directors, employees, attorneys or agents be liable for the consequences of any error of judgment, except for gross negligence or willful misconduct. Agent shall not be responsible to the Lenders for the due execution, validity, effectiveness, enforceability or sufficiency of this Agreement or any of the other Loan Documents, or for any recitals, representations or warranties, reports or statements contained in the Loan Documents or furnished in connection therewith, or for the perfection or value of any Collateral or for any failure by any Person to perform any obligations under the Loan Documents. Agent shall have no liability to any Lender with respect to ascertaining or confirming performance or observation by Borrower, any Guarantor or any Pledging Subsidiary of any terms, covenants or conditions of any Loan Documents.

                 (f) Expenses. Each Lender agrees to reimburse Agent promptly upon demand for its pro rata share (calculated on the basis of its respective Committed Percentage) of any and all out-of-pocket expenses (including reasonable attorneys' fees) incurred by Agent in connection with the preparation, execution, delivery, administration (including, without limitation, amounts, if any, expended by Agent under Section 10.7), modification, amendment or enforcement of the Loan Documents, and legal advice in respect of rights or obligations thereunder (whether in connection with negotiations, legal proceedings or otherwise) to the extent that any such expenses are not paid or reimbursed to Agent by Borrower or from other sources within 60 days after request for payment or reimbursement is made to Borrower (provided that any such payment by any Lender to Agent shall be without prejudice to the right to contest such Lender's obligation to make such payment). To the extent any such expenses are recovered by Agent from Borrower or other sources after any such amounts have been paid to Agent by any Lender, the amount so recovered shall be refunded by Agent pro rata to each such paying Lender according to its respective payments.

                 (g) Indemnification. Each Lender hereby jointly and severally indemnifies and holds harmless Agent, pro rata according to its Committed Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and/or disbursements of any kind or nature whatsoever which may be imposed on, asserted against or incurred by Agent in any way with respect to any Loan Documents or any action taken or omitted by Agent under the Loan Documents, except to the extent the same is caused by gross negligence or willful misconduct by Agent (it being acknowledged that it is the express intention of the Lenders that such indemnification and hold harmless obligations shall include any such actions or inactions which are a result of negligence other than gross negligence). Prior to compliance with any instructions by the Determining Lenders under the Loan Documents, Agent shall be entitled to request further assurance of indemnification from the Determining Lenders in form satisfactory to Agent, and unless and until such further assurance is provided to Agent, Agent shall have no obligation to comply with such instructions and may disregard same.

                 (h) Replacement of Agent. Subject to the following, Agent may resign as Agent at any time by giving notice of such resignation to the Lenders and Borrower, and Agent may be removed for cause upon determination by the Determining Lenders. Should Agent resign as Agent, or be removed for cause upon determination of the Determining Lenders, or cease to be a Lender, then the Determining Lenders shall forthwith appoint another Lender to become Agent, whereupon such newly appointed Lender shall thereafter be Agent, and Borrower and the Lenders shall execute such documents as any Lender may reasonably request to reflect such change. Any resignation or removal of Agent shall become effective upon the appointment of a successor Agent (provided that if the Lenders fail for any reason to appoint a successor within sixty (60) days after such resignation or removal, Agent shall thereafter have no obligation to act as Agent hereunder). Any Lender appointed as successor Agent as provided above shall be deemed to accept such appointment, and such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities and duties of the resigning or removed Agent, and the resigning or removed Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation or removal as Agent, the provisions of this Article 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was Agent.

                 (i) Rights of Agent as Lender. With respect to its Committed Percentage, its portion of Advances, and its Revolving Note, any Lender who serves as Agent shall nonetheless continue to have the same rights as a Lender, in its individual corporate capacity as a Lender, as any other Lender and may exercise the same as though it were not acting as Agent, and unless the context indicates otherwise, the term "Lender" or "Lenders," wherever used in the Loan Documents shall include Agent in its individual corporate capacity as a Lender.

                 (j) Independent Credit Decisions. Each Lender represents, warrants and agrees that it has made its own credit analysis of Borrower and the Guarantors, and its own evaluation and valuation of the Collateral and has made its own decision to enter into this Agreement independently and without reliance on Agent or any other Lender and based on such documents and information as it has deemed appropriate. Each Lender further acknowledges and agrees that it will continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents, independently and without reliance upon Agent or any other Lender and based upon such documents and information as it shall deem appropriate at the time. Each Lender acknowledges that it shall have no right to rely upon Agent to keep it informed of the financial condition or creditworthiness of Borrower or any Guarantor or the condition, value, marketability or other conditions in respect of the Collateral. Upon written request by any Lender, Agent will make any documents, reports or other information received by Agent from Borrower and designated in such request available to such Lender. Otherwise, except as specifically provided in this Agreement, Agent shall not have any duty or responsibility to provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of Borrower or any Guarantor, or any of their respective Affiliates.

                 (k) Several Commitments. No Lender shall be obligated to fund any other Lender's portion of an Advance. In no event shall any Lender be required to make any loan which would result in the aggregate principal amount owing to such Lender under the Facility to exceed the lesser of its Committed Maximum or its Committed Percentage of the Credit

         Limit. Without its prior written consent, no Lender's Committed Maximum or Committed Percentage may be increased by any amount. Agent shall not be liable to Borrower or any other Lender for any act or omission by any other Lender, and no Lender shall be responsible to Borrower or any other Lender for any act or omission of any other Lender.

                 (l) Benefits. Borrower expressly acknowledges and agrees to the provisions of this Article 11, provided that none of the provisions of this Article shall inure to the benefit of Borrower or any Person other than Agent and the Lenders. Borrower shall not be entitled to rely upon, or to raise as a defense, any failure of Agent or any Lender to comply with such provisions. Subject to the requirements of Section 11.1(c)(i) and Section 11.1(c)(ii), Borrower shall be entitled to rely on actions, agreements and consents of Agent in connection with administering the Loan Documents as the actions, agreements and consents of all the Lenders.

                 (m) Limitation of Co-Agent's Obligations. Notwithstanding any reference in this Agreement to NationsBank as "Co-Agent," such designation shall not convey any of the obligations, responsibilities, rights, powers or duties of Agent on NationsBank unless such obligations, responsibilities, rights, powers or duties are expressly assumed by NationsBank through appointment of NationsBank as "Agent" pursuant to Section 11.1(h). As used in this clause (m), "NationsBank" means NationsBank of Texas, N.A.

                                   ARTICLE 12

                                 Miscellaneous

         Section 12.1 Effective Date; Termination. This Agreement shall be effective as of the effective date specified in the preamble of this Agreement. Notwithstanding any termination or notice of termination, the Obligations and all rights and benefits of Agent and the Lenders under the Loan Documents shall remain in full force and effect until the Obligations have been paid in full.

         Section 12.2 Notices. Any consent, approval, notice, request or demand from one party to another must be made in writing to be effective, and shall be deemed to have been given on the third Business Day after its deposit in the U.S. mail, postage prepaid and properly addressed, by certified or registered mail, return receipt requested, or on the Business Day on which it is actually delivered by messenger delivery, telecopy or other electronic transmission, whichever is earlier. The address of each party for the purposes hereof is as follows:

         Borrower:

         Physician Reliance Network, Inc.
         Two Lincoln Centre
         5420 LBJ Freeway, Suite 900
         Dallas, Texas 75240
         Attention: Merrick H. Reese, M.D.,
                    President and Chief Executive Officer
                    George P. McGinn, Jr., Esq.
                    Telecopy: (972) 387-0049

                 With copies to:

                 Physician Reliance Network, Inc.
                 Two Lincoln Centre
                 5420 LBJ Freeway, Suite 900
                 Dallas, Texas 75240
                 Attention: Patricia A. Secchio, Assistant Secretary
                 Telecopy: (972) 387-0049

                 Passman & Jones
                 1201 Elm Street, Suite 2500
                 Dallas, Texas 75270
                 Attention: Mitchell Baddour, Jr., Esq.
                 Telecopy: (214) 748-7949


         Agent:

         Bank One, Texas, N.A.
         1717 Main Street, Third Floor
         Dallas, Texas 75201
         Attention:  Healthcare Finance Group:  URGENT
         Telecopy:  (214) 290-2492

                 With a copy to:

                 Jenkens & Gilchrist, P.C.
                 1445 Ross Avenue, Suite 3200
                 Dallas, Texas 75202-2799
                 Attention: Terry G. Freeman, Esq.
                 Telecopy: (214) 855-4300


         Lenders:

         At the respective addresses shown adjacent to each Lender's name on the signature pages of this Agreement or the most recent Assignment and Acceptance executed by such Lender or such other address as may hereafter be designated and delivered in writing.

         Section 12.3 Agent's Records; Account Statements. Agent's records in respect of loans advanced, accrued interest, payments received and applied and other matters in respect of calculation of the amount of the Obligations shall be deemed conclusive absent demonstration of error. All statements of account rendered by Agent to Borrower relating to principal, accrued interest or costs owing by Borrower under this Agreement shall be presumed to be correct and accurate unless, within thirty (30) days after receipt thereof, Borrower shall notify Agent in writing of any claimed error therein.

         Section 12.4 Indemnity. BORROWER HEREBY INDEMNIFIES AND AGREES TO HOLD HARMLESS AND DEFEND ALL INDEMNIFIED PERSONS FROM AND AGAINST ANY AND ALL INDEMNIFIED CLAIMS. UPON NOTIFICATION AND DEMAND, BORROWER AGREES TO PROVIDE DEFENSE OF ANY INDEMNIFIED CLAIM AND PAY ALL COSTS AND EXPENSES OF COUNSEL SELECTED BY ANY INDEMNIFIED PERSON (AND REASONABLY ACCEPTABLE TO BORROWER) IN RESPECT THEREOF. ANY INDEMNIFIED PERSON AGAINST WHOM ANY INDEMNIFIED CLAIM MAY BE ASSERTED RESERVES THE RIGHT TO SETTLE OR COMPROMISE ANY SUCH INDEMNIFIED CLAIM AS SUCH INDEMNIFIED PERSON MAY DETERMINE IN ITS/HIS/HER SOLE DISCRETION, PROVIDED THAT THE OBLIGATIONS OF SUCH INDEMNIFIED PERSON, IF ANY, PURSUANT TO ANY SUCH SETTLEMENT OR COMPROMISE SHALL NOT BE DEEMED INCLUDED WITHIN THE INDEMNIFIED CLAIMS UNLESS BORROWER IS A PARTY TO, OR CONSENTS IN WRITING TO, SUCH SETTLEMENT OR COMPROMISE. THE INDEMNIFICATION PROVIDED FOR IN THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND SHALL CONTINUE FOR THE BENEFIT OF ALL INDEMNIFIED PERSONS. EACH INDEMNIFIED PERSON AGAINST WHOM AN INDEMNIFIED CLAIM IS ASSERTED SHALL PROMPTLY NOTIFY BORROWER OF ANY SUCH INDEMNIFIED CLAIM UPON RECEIVING KNOWLEDGE THEREOF, PROVIDED THAT FAILURE TO SO NOTIFY BORROWER SHALL NOT IMPAIR BORROWER'S OBLIGATIONS HEREUNDER UNLESS SUCH FAILURE PREJUDICES BORROWER'S DEFENSE OF SUCH INDEMNIFIED CLAIM.

         Section 12.5 Non-applicability of Chapter 15 of the Texas Credit Code. Chapter 15 of the Texas Credit Code shall not be applicable to this Agreement or the Facility.

         Section 12.6 Judgment Interest. It is agreed that any judgment entered by a court against Borrower for payment of the Obligations, or any part thereof, shall provide for post-judgment interest on the amount thereof at a rate equal to the Maximum Rate.

         Section 12.7 Interest Limitation. In no contingency or event whatsoever shall the amount of interest under the Loan Documents paid by Borrower, received by Agent or the Lenders, agreed to be paid by Borrower, or requested or demanded to be paid by Agent, exceed the Maximum Rate. In the event any such sums paid by Borrower would exceed the Maximum Rate, such excess amount shall automatically be applied to any unpaid principal or, if the amount of such excess exceeds said unpaid principal, such excess shall be paid to Borrower. All sums paid, or agreed to be paid, by Borrower which are or hereafter may be construed to be compensation for the use, forbearance or detention of money shall be amortized, prorated, spread and allocated in respect of the Obligations throughout the full Contract Term until the Obligations are paid in full. Notwithstanding any provisions contained in the Loan Documents, or in any notes or other related documents executed pursuant hereto, Agent and the Lenders shall never be entitled to receive, collect or apply as interest any amount in excess of the Maximum Rate and, in the event Agent or the Lenders ever receive, collect or apply any amount that otherwise would be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Borrower and Agent shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third-party expense rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the indebtedness was outstanding the total amount of interest at any time contracted for, charged or received. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law. Subject to the foregoing, Borrower hereby agrees that the actual effective rate of interest from time to time existing with respect to Advances under the Facility, taking into account all amounts agreed to by Borrower or charged or received by Agent under the Loan Documents which may be deemed to be interest under applicable law, shall be deemed to be a rate which is agreed to and stipulated by Borrower and Agent in accordance with applicable law.

         Section 12.8 Continuing Rights of the Lenders In Respect of Obligations. In the event any amount from time to time applied in reduction of the Obligations is subsequently set aside, avoided, declared invalid or recovered by Borrower or any trustee or in bankruptcy, or in the event any Lender is otherwise required to refund or repay any such amount pursuant to any applicable law, then the Obligations shall automatically be deemed to be revived and increased to the extent of such amount and the same shall continue to be secured by the Collateral as if such amount had not been so applied.

         Section 12.9 Fees, Costs and Expenses. Borrower agrees to pay all reasonable costs and expenses incurred by Agent and the Lenders in connection with the Loan Documents, including, without limitation: (i) negotiation, preparation and closing of the Loan Documents, including reasonable attorneys fees and disbursements, appraisal fees, search fees, filing and recording fees, transfer fees, documentation fees, taxes and all other similar fees and costs incurred; (ii) ongoing administration of the Loan Documents, including, without limitation, reasonable fees and costs incurred in consultation with attorneys, accountants or appraisers or in connection with any factual investigation,
(iii) negotiation, preparation and closing of any amendment, waiver or consent relating to the Loan Documents, including any fees or costs itemized in clause
(i) above, and (iv) enforcing any provision of the Loan Documents, collecting the Obligations, exercising any rights or remedies or pursuing or defending any claim arising out of, or in any way relating to the Loan Documents, including, without limitation, fees and costs of attorneys, experts or other consultants retained by Agent or any Lender in connection therewith and any other fees pursuant to Section 10.4. Borrower will pay any applicable stamp, registration, recordation and similar taxes, fees and charges in respect of the Collateral or perfection or maintenance of Lender's rights under the Loan Documents, and agrees to indemnify Agent and the Lenders against any liabilities resulting from any delay, deferral or omission in payment of any such taxes, fees or charges. All fees, costs and expenses for which Borrower is obligated under the Loan Documents shall be payable to Agent (or in the case of any costs or fees incurred by and payable to any Lender and recoverable by such Lender under this Section, then to such Lender) on demand.

         Section 12.10 Acceptance and Performance. This Agreement shall become effective only upon acceptance by Agent at its offices in Dallas, Dallas County, Texas. The Obligations are payable at Agent's Principal Office in Dallas, Dallas County, Texas. BORROWER, AGENT AND THE

LENDERS EACH AGREES THAT DALLAS COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THE LOAN DOCUMENTS, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE. BORROWER, AGENT, AND THE LENDERS EACH CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM.

         Section 12.11 Waiver of Trial By Jury. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST BORROWER, AGENT OR ANY LENDER ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH SUCH PARTY ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

         Section 12.12 Obligations. The rights of Agent and the Lenders in respect of the Obligations shall not be impaired by reason that the amount thereof at any time exceeds any stated maximum or other limitation provided herein.

         Section 12.13 Confidentiality. Agent and each Lender agrees to use reasonable precautions to keep confidential all Confidential Information, in accordance with its customary procedures for handling information of the nature involved, provided that nothing herein shall prohibit or limit the disclosure of any such information (i) to the extent authorized in writing by an officer of Borrower, any Guarantor or any Pledging Subsidiary, (ii) to Agent, any Lender (or any Affiliate of either), Borrower, any Guarantor, or any Pledging Subsidiary, or their respective counsel or accountants, (iii) to federal or state examiners, regulators or auditors, (iv) to the extent required by statute, rule, regulation or judicial process (provided that Agent agrees to make reasonable efforts to promptly advise Borrower of any request for such disclosure), (v) in connection with any litigation to which Agent or any Lender is a party (provided that Agent agrees to make reasonable efforts to promptly advise Borrower of any request for such disclosure), (vi) to any prospective Lender, or to any Assignee or participant, or prospective Assignee or participant, provided that such Person agrees to maintain any such information confidential to the extent required by this Section, (vii) which becomes public through no violation of the provisions of this Section, (viii) to the extent such information becomes available to Agent or any Lender through any Person other than Borrower, any Guarantor or any Pledging Subsidiary, without knowledge of violation of any confidentiality restrictions on such disclosure, and Agent or such Lender has no knowledge or written notice of any such violation at the time of Agent's or such Lender's disclosure thereof, or (ix) to the extent that, at the time of disclosure to Agent or any Lender, such information was already known by, or in the possession of, Agent or any Lender from sources other than Borrower, any Guarantor or any Pledging Subsidiary, without restriction on disclosure thereof.

         Section 12.14 Agent for the Benefit of the Lenders. All references in the Loan Documents to the security interests, liens and assignments granted, or to be granted, by Borrower or any Pledging

Subsidiary to or for Agent under the Loan Documents shall be deemed to mean such security interests, liens and assignments for the benefit of the Lenders, whether or not the context expressly so provides.

         Section 12.15 Further Assurance. Borrower agrees to execute and deliver such additional documentation, and cooperate with Agent and take such additional action as may be reasonably requested by Agent to create, maintain, perfect and protect the interests of Agent and the Lenders created, or intended to be created, under the Loan Documents. Borrower agrees to execute such additional documentation and take such action as may be reasonably requested by Agent to comply with any changes in laws, regulations or administrative rulings affecting the interests (including, without limitation, the validity, perfection or enforcement thereof) of Agent and the Lenders created, or intended to be created, under the Loan Documents, to the end that Agent and the Lenders shall maintain the rights and benefits intended for their benefit under the Loan Documents.

         Section 12.16 Governing Law. THIS AGREEMENT, AND ALL DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, PROVIDED THAT TO THE EXTENT FEDERAL LAW WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, THEN WITH RESPECT TO THE PROVISIONS OF ANY LAW WHICH PURPORT TO LIMIT THE AMOUNT OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED OR RECEIVED IN CONNECTION WITH ANY OF THE OBLIGATIONS, SUCH FEDERAL LAW SHALL APPLY.

         Section 12.17 Entirety and Amendments. This Agreement, together with the other Loan Documents, embodies the entire agreement between the parties relating to the subject matter hereof, and may be modified or amended only by an instrument in writing executed by an authorized officer of each party hereto.

         Section 12.18 Parties Bound. This Agreement shall be binding upon and inure to the benefit of Borrower, Agent and the Lenders, and their respective successors in interest and assigns. Borrower may not assign any right, power, duty or obligation under this Agreement, or any document or instrument executed in connection herewith, without the prior written consent of Agent. This Agreement is intended for the benefit of Borrower, Agent and the Lenders, and their respective successors in interest and assigns only, and may not be relied upon by any other Person.

         Section 12.19 Exhibits and Schedules. All Exhibits and Schedules referenced herein, and attached hereto, are incorporated in this Agreement and made a part hereof for all purposes.

         Section 12.20 Cumulative Rights. All rights and remedies of Agent under the Loan Documents are cumulative, and are in addition to rights and remedies otherwise available by law. Such rights and remedies may be exercised concurrently or successively, at such times as Agent may determine in its discretion. Borrower waives any right to require marshaling.

         Section 12.21 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future laws effective during the Contract Term, such provisions shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement. In such case, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected thereby.

         Section 12.22 Multiple Counterparts. This Agreement may be executed simultaneously in one or more multiple originals, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. A telecopy or other electronic transmission of a signature to this Agreement shall be deemed valid as an original.

         Section 12.23 Survival. All covenants, agreements, representations and warranties made by Borrower herein shall survive the execution, delivery and closing of this Agreement, and all documents executed in connection herewith, and shall not be affected by any investigation made by any party.

         Section 12.24 Covenants Cumulative. The covenants contained in Agreement are in addition to all other covenants provided in the other Loan Documents.

         Section 12.25 Amendment and Restatement. This Agreement is entered into for the purpose of amending and restating the Original Loan Agreement.
All rights, benefits, indebtedness, interest, liabilities and obligations of the parties to the Original Loan Agreement are hereby amended and restated in their entirety according to the terms and provisions set forth herein.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of the effective date specified in the preamble.

                                        BORROWER:

                                        PHYSICIAN RELIANCE NETWORK, INC.



                                        By:  /s/ GEORGE MCGINN
                                           ------------------------------------
                                        Name:    George McGinn
                                             ----------------------------------
                                        Title:   Ex. V.P.
                                              ---------------------------------

                                        AGENT:

                                        BANK ONE, TEXAS, N.A.


                                        By:  /s/ JAMES B. LUKOWICZ
                                           ------------------------------------
                                        Name:    James B. Lukowicz
                                             ----------------------------------
                                        Title:   VP
                                              ---------------------------------

                                        CO-AGENT:

                                        NATIONSBANK OF TEXAS, N.A.


                                        By:  /s/ BRAD W. DESPAIN
                                           ------------------------------------
                                        Name:    Brad W. DeSpain
                                             ----------------------------------
                                        Title:   Senior Vice President
                                              ---------------------------------

                                        LENDERS:

Committed Maximum: $40,000,000          BANK ONE, TEXAS, N.A.


1717 Main Street                        By:  /s/ JAMES B.LUKOWICZ
Dallas, Texas  75201                       ------------------------------------
Telecopy: (214) 290-2492                Name:    James B. Lukowicz
                                             ----------------------------------
                                        Title:   Vice President
                                              ---------------------------------

Committed Maximum: $25,000,000          NATIONSBANK OF TEXAS, N.A.


444 South Flower Street, Suite 4100     By:  /s/ BRAD W. DESPAIN
Los Angeles, California  90071-2942        ------------------------------------
Telecopy: (213) 624-5815                Name:    Brad W. DeSpain
                                             ----------------------------------
                                        Title:   Senior Vice President
                                              ---------------------------------
         With a copy to:
         Frank Hundley
         700 Louisiana Street, 8th Floor
         Houston, Texas  77002-2700
         Telecopy:  (713) 247-6719

Committed Maximum: $10,000,000          BANQUE PARIBAS


1200 Smith Street, Suite 3100           By:  /s/ GLENN E. MEALEY
Houston, Texas 77002                       ------------------------------------
Telecopy: (713) 659-5234                Name:    Glenn E. Mealey
                                             ----------------------------------
                                        Title:   Vice President
                                              ---------------------------------

                                        By:  /s/ LARRY ROBINSON
                                            -----------------------------------
                                        Name:    Larry Robinson
                                             ----------------------------------
                                        Title:   Vice President
                                              ---------------------------------

Committed Maximum:$15,000,000           COOPERATIEVE CENTRALE
                                        RAIFFEISEN-BOERENLEENBANK B.A.,
                                        "Rabobank Nederland," NEW YORK BRANCH


One Galleria Tower                      By:  /s/ DANA W. HEMENWAY
13355 Noel Road, Suite 1000                ------------------------------------
Dallas, Texas  75240                    Name:    Dana W. Hemenway
Telecopy:  (972) 419-6315                    ----------------------------------
                                        Title:   Vice President
                                              ---------------------------------

                                        By:  /s/ W. JEFFREY VOLLACK
                                            -----------------------------------
                                        Name:    W. Jeffrey Vollack
                                            -----------------------------------
                                        Title:   Vice President, Manager
                                              ---------------------------------

Committed Maximum: $10,000,000          THE FUJI BANK LIMITED


1 Houston Center, Suite 4100            By:  /s/ PHILLIP C. LAUINGER III
1221 McKinney                              ------------------------------------
Houston, Texas 77010                    Name:    Phillip C. Lauinger III
Telecopy: (713) 759-0048                     ----------------------------------
                                        Title:   Vice President & Manager
                                              ---------------------------------

Committed Maximum: $10,000,000          MELLON BANK, N.A.


2 Mellon Bank Center, Room 152-0270     By: /s/ COLLEEN MCCULLUM
Pittsburgh, Pennsylvania 15259-0001        ------------------------------------
Telecopy: (412) 234-9010                Name:   Colleen McCullum
                                             ----------------------------------
                                        Title:  Banking Officer
                                              ---------------------------------

Committed Maximum: $15,000,000          PNC BANK, NATIONAL
ASSOCIATION


1 PNC Plaza                             By: /s/ CONNIE R. FIELD
249 Fifth Avenue, 5th Floor                ------------------------------------
Pittsburgh, Pennsylvania 15222-2707     Name:   Connie R. Field
Telecopy: (713) 247-6719                     ----------------------------------
                                        Title:  Corporate Banking Officer
                                              ---------------------------------

Committed Maximum: $15,000,000          SUN TRUST BANK, CENTRAL FLORIDA, N.A.


200 South Orange Avenue, Tower 10       By: /s/ JANET P. SAMMONS
Mail Code FL O-1101                        ------------------------------------
Orlando, Florida 32801                  Name:   Janet P. Sammons
Telecopy: (407) 237-2491                     ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


STATE OF GEORGIA

COUNTY OF FULTON


         On the 6th day of June, 1997, personally appeared Janet P. Sammons as the Vice President of SunTrust Bank, Central Florida, N.A., and before me executed the attached Amended and Restated Credit Agreement dated as of June __, 1997, between Physician Reliance Network, Inc., as "Borrower", Bank One, Texas, N.A., as "Agent", and the other "Lenders" named herein, including SunTrust Bank, Central Florida, National Association, as a "Lender".

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


                              Marian C. Maldonado
                              Notary Public, Fulton County, Georgia
                              My Commission Expires Sept. 10, 1999
                              ------------------------------------------------
                              Signature of Notary Public, State of Georgia


                              Marian Maldonado
                              ------------------------------------------------
                              (Print, Type or Stamp Commissioned Name
                              of Notary Public)
                              Personally known [X]; OR Produced
                                               ---
                              Identification
                                            ----------------------------------
                              Type of Identification Produced
                                                             -----------------

                              ------------------------------------------------

                                 (Notary Seal)

                                  Schedule 5.1
                                     to the
                     Amended and Restated Credit Agreement

                       Trade Names, Mergers, Acquisitions



1. Borrower was incorporated as Physician Competitive Resource Corporation, Inc. and in April 1994 changed its name to Physician Reliance Network, Inc.

2. Borrower acquired the capital stock of TOPS Pharmacy Services, Inc. on July 1, 1993.

3.   In October 1993, North Texas Oncology Center, Inc. merged into Borrower.

                                Schedule 5.6(a)
                                     to the
                     Amended and Restated Credit Agreement




1.   Texas Oncology, P.A. owns in excess of 10% of Borrower's common stock.

                                Schedule 5.6(b)
                                     to the
                     Amended and Restated Credit Agreement


                   Subsidiaries and Ownership of Subsidiaries


Subsidiaries              % Owned   Shares outstanding    Material Subsidiaries
------------              -------   ------------------    ---------------------
TOPS Pharmacy
 Services, Inc.              100           3,000                  Yes

Innovative Medical
 Communications, Inc.         80           1,000                  No

PRN Research, Inc.           100           1,000                  No

                                  Schedule 5.8
                                     to the
                     Amended and Restated Credit Agreement


                           Litigation and Judgements

     In March 1996, Methodist Hospitals of Dallas ("Methodist") filed a lawsuit in the District Court of Dallas County, Texas against the Company and TOPA. This lawsuit asserts various claims, including claims of monopolization, conspiracy to monopolize, attempted monopolization, unfair competition, and tortious interference with actual and prospective contractual relationships. Methodist is seeking both injunctive relief and unspecified monetary and punitive damages. This matter is set for trial in February 1998. The Company has denied each of Methodist's claims, believes this lawsuit is without merit, and intends to vigorously defend itself. The Company is not aware of any governmental actions to assert claims against TOPA or the Company similar to those asserted by Methodist.

     On or about September 12, 1996, the Company was named as a defendant in a suit styled Alan Hinerfeld On Behalf of Himself and All Others Similarly Situated v. Physician Reliance Network, Inc., Merrick H. Reese, Joseph S. Bailes, Randall D. Kurtz, Robert W. Daly, Robert J. Whren, Merrill Lynch, Pierce Fenner & Smith, Inc., Smith Barney, Inc., Piper Jaffray Inc., and Cowen & Company, in the 14th Judicial District Court, Dallas County, Texas ("Hinerfeld"). On or about September 17, 1996, the Company was named as a defendant in a suit styled Susan Kaufman On Behalf of Herself and All Others Similarly Situated v. Physician Reliance Network, Inc., Texas Oncology, P.A., Merrick H. Reese, Joseph S. Bailes, J. Ernest Sims, Pamela Burgess, Randall D. Kurtz, Robert W. Daly and Robert J. Whren in the United States District Court for the Northern District of Texas, Dallas Division ("Kaufman"). On or about October 15, 1996, the Company was named as a defendant in a suit styled Robert
N. Abendschein, On Behalf of Himself and All Others Similarly Situated v. Physician Reliance Network, Inc., Texas Oncology, P.A., Merrick H. Reese, Joseph S. Bailes, Randall D. Kurtz, J. Ernest Sims, Robert J. Whren, Robert W. Daly and Pamela Burgess, in the 134th Judicial District Court, Dallas County, Texas ("Abendschein"). By order dated December 16, 1996, the Abendschein case was consolidated with the Hinerfeld action. On or about March 3, 1997, the Abendschein state court suit was dismissed without prejudice, and on or about March 11, 1997, plaintiff Abendschein joined the Kaufman Federal court suit. Pamela Burgess is no longer a named defendant in the Kaufman action. Kaufman seeks recovery on behalf of all persons who purchased shares of the Company's common stock on the open market from February 12, 1996, to July 11, 1996, and alleges claims under Sections 10b and 20(a) of the Federal Securities Exchange Act of 1934, and under Rule 10b-5 promulgated thereunder. Hinerfeld seeks recovery on behalf of persons who purchased stock between April 23, 1996, and July 11, 1996, in the April 1996 public offering of the

Company's common stock and alleges claims under Sections 11, 12(a)(2) and 15 of the Federal Securities Act of 1933 and the Texas Securities Revised Civil Statutes Section 581-33. As relief, Kaufman asserts that, if a class is certified, damages will exceed $64,482,458. Hinerfeld seeks unspecified monetary damages.

     On September 4, 1996, the Company was named as a defendant in a similar suit styled Charles J. Jackson v. Physician Reliance Network, Inc., Texas Oncology, P.A.; Smith Barney, Inc.; Cowen & Co., Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Piper Jaffray Inc.; Merrick H. Reese, M.D., Individually; Joseph S. Bailes, M.D., Individually; and J. Ernest Sims, Individually, in the 214th Judicial District Court, Nueces County, Texas ("Jackson"). Through an amended pleading, Jackson purports to represent a class of all persons who purchased and presently own shares of the Company's common stock from November 1994 through September 4, 1996. Jackson asserts claims under Sections 11 and 15 of the federal Securities Act and the Texas Securities Act. J. Ernest Sims is no longer a named defendant in the Jackson action, but Randall D. Kurtz has been named as a defendant. As relief, Jackson seeks $1,380 plus interest thereon as his costs for purchasing the Company's common stock. Jackson seeks unspecified monetary damages on behalf of the class. On or about April 15, 1997, Jackson was transferred to the 14th Judicial District Court, Dallas County, Texas. Responsive pleadings have been filed, plaintiffs have moved for class certification, and discovery has commenced in all three suits.

     In general, Jackson, Kaufman, and Hinerfeld assert that the Company has engaged in certain improper accounting practices, that the relationship between the Company and certain of the Affiliated Physician Groups violates federal and state law, and that certain of the Affiliated Physician Groups have charged the Medicare program amounts in excess of the cost of delivering certain services. The Company believes that the lawsuits are without merit and intends to vigorously defend itself. The Company is not aware of any governmental actions to assert claims against TOPA or the Company similar to those in this litigation.

                                 Schedule 5.12
                                     to the
                     Amended and Restated Credit Agreement


     Physician Reliance Network, Inc. is a party to the following Service
Agreements:


   State                        Practice
   -----                        --------
Arkansas   -  Oncology Associates, P.A. dated as of June 2, 1997

Illinois   -  Hematoloty-Oncology Associates of Illinois, L.L.C.
              dated as of December 9, 1996

Iowa       -  Iowa Cancer Care, P.L.C. dated as of April 1, 1995


Maryland   -  (1) Central Maryland Oncology Group, P.A.
                  dated as of January 1, 1996
              (2) John C. Downs, M.D., P.A.
                  dated as of January 1, 1996

Minnesota  -  Minnesota Oncology Hematology, P.A.
              dated as of July 12, 1996


Missouri   -  (1) Hematology-Oncology Associates of Columbia, Inc.
                  dated as of October 1, 1995
              (2) Murrell, Westgate & Bryer, Inc.
                  dated as of December 29, 1995
              (3) Donald C. Patterson, Inc.
                  dated as of November 6, 1996

New York   -  (1) Capital District Oncology, P.C.
                  dated as of June 1, 1996
              (2) Northeastern NY Regional Cancer Care, P.C.
                  dated as of September 16, 1996

Oregon     -  Oncology Associates of Oregon, P.C.
              dated as of September 1, 1995

Texas      -  Texas Oncology, P.A. dated as of January 1, 1996


Washington -  (1) Washington Cancer Center, P.C.
                  dated as of April 1, 1997
              (2) Spokane Oncology Hematology Associates, P.S.
                  dated as of November 1, 1995

                                 Schedule 5.19
                                     to the
                     Amended and Restated Credit Agreement


                        Indebtedness and Capital Leases




Name                   Original Amt.      3/31/97 Amt.       Mat. Date
----                   -------------      ------------       ---------
Iowa                   $750,000.00        $   455,201          3/l/99
Oregon                 $   750,000        $   499,985          9/1/99
Ft. Worth              $ 2,120,000        $ 1,125,109         1/15/99
Medical City           $   937,930        $   852,313          4/l/05
Missouri               $ 1,767,500        $ 1,289,790         10/1/99
Spokane                $ 1,000,000        $   786,641         11/1/00
Harth & Haley          $   150,000        $   150,000          4/l/98
MOHPA                  $ 6,300,000        $ 5,623,227          7/l/00
ID Assoc.              $ 1,700,000        $ 1,200,000         9/15/99
Patterson              $   267,301        $   267,301         11/6/99
Chicago-Shaw           $ 3,984,487        $ 3,984,487         12/8/00
Chicago-Dragon         $   996,000        $   996,000         12/8/00
Senyszyn               $    80,000        $    65,897          5/1/00
Horowitz               $   180,000        $   148,268          5/1/00
Gupta                  $   180,000        $   148,268          5/1/00
Coulter Leasing        $   157,500        $   121,180          4/l/01

                                  Schedule 7.2
                                     to the
                     Amended and Restated Credit Agreement


                                Permitted Liens


1. Liens arising by statute in respect of taxes which are not yet due and payable (and which are fully paid on or before their due date).

2. Landlord's liens which are subordinated in favor of Agent for the benfit of Lenders pursuant to a written subordination agreement in form satisfactory to Agent.

3.   Purchase money security interests in Equipment allowed in Section 7.2.

4. Credits in favor of Payors on Governmental Claims arising in the usual and ordinary course of business.

                                  EXHIBIT "A"

                             Form of Revolving Note

                                 REVOLVING NOTE


$__________                                                        _______, 1997

     FOR VALUE RECEIVED, the undersigned, PHYSICIAN RELIANCE NETWORK, INC., a Texas corporation ("Borrower"), hereby promises to pay to the order of ________________, a ____________________________, with its principal office located at ________________________________________________ ("Lender"), the
principal amount of _____________ DOLLARS ($__________) or such lesser amount as may from time to time be advanced and remain unpaid and outstanding hereunder, together with accrued interest as provided hereinbelow.

     This promissory note ("Note") is executed and delivered by Borrower pursuant to the certain Amended and Restated Credit Agreement dated as of June __, 1997 (the "Credit Agreement"), among Borrower, the "Lenders" referenced therein (the "Lenders"), Bank One, Texas, N.A., in its capacity as agent for the Lenders ("Agent") and NationsBank of Texas, N.A., in its capacity as co-agent, and is one of the Revolving Notes referenced therein. Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth for such term in the Credit Agreement.

     All loans from time to time requested by Borrower hereunder are subject to the terms and provisions of the Credit Agreement. Principal may be borrowed, repaid and reborrowed, from time to time during the Funding Period, subject to all terms and provisions of the Credit Agreement, provided that the maximum principal amount at any time outstanding under this Note shall not at any time exceed an amount equal to the lesser of Lender's Committed Maximum (the face amount hereof) or Lender's Committed Percentage of the Credit Limit. The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Facility as provided by the Credit Agreement. Lender's records shall be conclusive proof of loans, payments and interest accruals hereunder, absent proof by Borrower of manifest error.

     All unpaid principal and accrued interest under this Note shall be payable as provided in the Credit Agreement. Notwithstanding the foregoing, to the extent that any accrued interest is not paid prior to the fifth day following its due date as specified above, Agent may at its option (but with no obligation to do so), add the amount of such accrued interest to the unpaid principal due by Borrower under the Facility, in which event the aggregate amount thereof shall be treated as an Advance under the Facility and Lender's Committed Percentage thereof shall be deemed to be outstanding under this Note.

     If at any time, from time to time, the aggregate unpaid principal amount outstanding under this Note exceeds the maximum amount allowed to be outstanding hereunder, Borrower shall make an immediate payment of principal in an amount not less than the amount of such excess. All such amounts, if any, payable by Borrower shall be deemed to be payable on demand, and may be offset by Lender against any amount owing by Lender to Borrower, without prior notice to Borrower.

     Subject to the terms of the Credit Agreement, Borrower shall have the right to prepay this Note in full at any time without penalty.

     This Note in all respects is subject to the Credit Agreement, and Lender shall have all rights and remedies as provided therein (including, without limitation, the right to have Agent suspend or cease funding hereunder, or to accelerate this Note, on the conditions specified therein). All indebtedness, liabilities and obligations from time to time evidenced hereby are secured by continuing security interests and liens in all Collateral. Proceeds of the Collateral shall be subject to the provisions of the Credit Agreement.

     No delay by Agent or any Lender in the exercise of any power or right hereunder shall operate as a waiver or impair Lender's rights and remedies under this Note or the other Loan Documents. Borrower and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest and any other notice of any kind, and agrees that its liability hereunder shall not be affected by any renewals, extensions or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any security for the indebtedness, liabilities and obligations evidenced hereby.

     Borrower hereby promises to pay to Lender all reasonable fees, costs and expenses incurred by Lender in enforcement and collection of any amounts under this Note, including, without limitation, reasonable attorneys' fees.

     In no contingency or event whatsoever shall the amount of interest under this Note paid by Borrower, received by Lender, agreed to be paid by Borrower, or requested or demanded to be paid by Lender, exceed the Maximum Rate. In the event any such sums paid to Lender by Borrower would exceed the Maximum Rate, Lender shall automatically apply such excess to any unpaid principal or, if the amount of such excess exceeds said unpaid principal, such excess shall be paid to Borrower. All sums paid, or agreed to be paid, by Borrower hereunder which are or hereafter may be construed to be compensation for the use, forbearance or detention of money shall be amortized, prorated, spread and allocated in respect of the Obligations throughout the full Contract Term until the Obligations are paid in full. Notwithstanding any provisions contained in the other Loan Documents or herein, Lender shall never be entitled to receive, collect or apply as interest any amount in excess of the Maximum Rate and, in the event Lender ever receives, collects or applies any amount that otherwise would be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third-party expense rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the indebtedness was outstanding the total amount of interest at any time contracted for, charged or received. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law. Subject to the foregoing, Borrower hereby agrees that the actual effective rate of interest from time to time existing with respect to loans made by Lender to Borrower hereunder, including all amounts agreed to by Borrower or charged or received by Lender, which may be deemed to be interest under applicable law, shall be deemed to be a rate which is agreed to and stipulated by Borrower and Lender in accordance with applicable law.

     This Note may not be changed, amended or modified except in writing executed by Lender and Borrower and with the written consent of Agent.

     BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST BORROWER, AGENT OR LENDER ARISING OUT OF OR RELATING TO THIS NOTE. BORROWER ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, EXCEPT AS TO PROVISIONS RELATING TO THE RATE OF INTEREST TO BE CHARGED ON THE UNPAID PRINCIPAL HEREOF, IN WHICH CASE, TO THE EXTENT FEDERAL LAW OTHERWISE WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, SUCH FEDERAL LAW SHALL APPLY.



                                        PHYSICIAN RELIANCE NETWORK, INC.


                                        By:  /s/ MERRICK H. REESE
                                           -----------------------------
                                             Merrick H. Reese
                                             President

                                  EXHIBIT "B"

                       Form of Assignment and Acceptance

                           ASSIGNMENT AND ACCEPTANCE


     This Assignment and Acceptance is executed by ___________________________ ("Assignor") and __________________________ ("Assignee"), effective as of
_________________________, ____ (the "Effective Date"), as follows:


                                   RECITALS:

     A. Assignor is a "Lender" pursuant to the certain Amended and Restated Credit Agreement (the "Credit Agreement") dated June _, 1997, among Physician Reliance Network, Inc. ("Borrower"), the lenders named therein (together with their successors and assigns, the "Lenders"), Bank One, Texas, N.A., as agent for itself and the other Lenders ("Agent"), and NationsBank of Texas, N.A., as co-agent. Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

     B. Assignor and Assignee have agreed that Assignor shall transfer and assign to Assignee, and Assignee shall purchase and accept from Assignor, all or a portion of Assignor's right, title, interest and obligations under the Credit Agreement as provided, and on the terms, specified hereinbelow.

     NOW THEREFORE, for value received, Assignor and Assignee hereby agree as follows:

     1. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, a __________ percent (_%) interest in and to all of Assignor's right, title, interest and obligations under the Credit Agreement and the other Loan Documents as of the Effective Date, including, without limitation, such percentage interest in (i) the Committed Maximum of Assignor under the Credit Agreement as of the Effective Date and (ii) all Obligations owing to Assignor as of the Effective Date.

     2. Assignor (i) represents that as of the date hereof, Assignor's Committed Maximum is ___________ Dollars ($_______ ) and the outstanding principal balance of Advances owing to Assignor as of the Effective Date is $_______ , (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability or genuineness of the Credit Agreement or any other Loan Document, or the sufficiency or value of any Collateral, other than that it is the legal and beneficial owner of the interest being assigned by Assignor hereunder and that such interest is free and clear of any adverse claim, (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower, any Guarantor or any Pledging Subsidiary or the performance or observance by Borrower, any Guarantor or any Pledging Subsidiary of any of obligations under the Credit Agreement or any other Loan Document, and (iv) attaches the Revolving Note held by Assignor and requests that Agent exchange such Revolving Note for a new Revolving Note payable to the order of (i) Assignee, in form substantially the same, in a face amount equal to the Committed Maximum of Assignee purchased and assumed by Assignee hereunder and (b) to Assignor in a face amount equal to the Committed Maximum retained by Assignor, if any.

     3. The Committed Maximum of each of Assignor and Assignee upon and following the Effective Date is as follows, respectively:

     Assignor's Committed Maximum as of Effective Date:                    $_____________
     Percentage interest purchased by Assignee as of Effective Date:      x _____________%

     Resulting Committed Maximum of Assignee as of Effective Date:         $_____________
     Resulting Committed Maximum of Assignor as of Effective Date:         $_____________

     4. The Facility Balance owing to each of Assignor and Assignee upon and following the Effective Date is as follows, respectively:

Facility Balance owing to Assignor as of Effective Date:                    $_____________
Percentage interest purchased by Assignee as of Effective Date:            x _____________%
Resulting Facility Balance owing to Assignee as of Effective Date:          $_____________
Resulting Facility Balance owing to Assignor as of Effective Date:          $_____________

     5. Assignee (i) represents and warrants that it is an Eligible Assignee and has filed with Agent all forms, statements or other documentation, if any, as may be required by the Credit Agreement in order to qualify as an Eligible Assignee, (ii) represents and warrants that it is legally authorized to enter in this Agreement, (iii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered by Borrower thereunder, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, (iv) agrees that it will, independently and without reliance upon Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, (v) appoints and authorizes Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (vi) agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

     6. This Agreement, following execution by Assignor and Assignee, will be delivered to Agent for acceptance and recording. Upon such acceptance and recording, from and after the Effective Date, (i) Assignee shall be deemed to be a party to the Credit Agreement and all other Loan Documents to which a Lender is a party, and to the extent of the rights and obligations assigned to Assignee hereunder shall have all rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) Assignor shall, to the extent of the rights and obligations assigned to Assignee hereunder, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents. Upon such acceptance and recording, from and after the Effective Date, Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Revolving Note for periods prior to the Effective Date directly between themselves.

     7. This Agreement when signed by Assignor and Assignee and accepted by Agent, (i) shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America, (ii) shall be deemed effective prospectively as of the Effective Date and (iii) may be executed by counterpart, all of which together shall constitute the same agreement.

                                        ASSIGNOR:


_____________________________           _______________________________________
_____________________________
_____________________________
_____________________________           By:____________________________________
Telecopy:____________________           Name:__________________________________
                                        Title:_________________________________




                                        ASSIGNEE:

_____________________________           _______________________________________
_____________________________
_____________________________
_____________________________           By:____________________________________
Telecopy:____________________           Name:__________________________________
                                        Title:_________________________________




ACCEPTED BY:

BANK ONE, TEXAS, N.A.,
In its capacity as Agent
under the Credit Agreement


By:____________________________________
Name:__________________________________
Title:_________________________________

                                  EXHIBIT "C"

                            Form of Interest Notice

                       NOTICE OF BORROWINGS, CONVERSIONS,
                          CONTINUATIONS OR PREPAYMENTS


Date:___________

Bank One, Texas, N.A., as Agent
1717 Main Street, 3rd Floor
Dallas, Texas 75201

Gentlemen:

     Reference is made to the Amended and Restated Credit Agreement dated as of June __, 1997 (as the same may be amended and in effect from time to time, the "Credit Agreement"), among Physician Reliance Network, Inc. ("Borrower"), the lenders named therein (the "Lenders"), NationsBank of Texas, N.A., as Co-Agent, and Bank One, Texas, N.A., as Agent for the Lenders (in such capacity, "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     Borrower hereby gives you this Notice, irrevocably, pursuant to Section
2.8 of the Credit Agreement. Borrower hereby notifies you of the following (check and/or complete the applicable item):

__ (a) Advances.

          (i) Borrower requests an Advance in the amount of $__________ on _____________, ____.

          (ii) The Advance will be of the following Type:_________________.

          (iii) If the Advance will be a LIBOR Rate Advance, the Interest Period will be ____ month(s).

__ (b) [Conversion] [Continuation] of Advances.

          (i) Borrower requests [conversion] [continuation] of Advances in the amount of $____ on ______________, _____.

          (ii) The Type of Advances to be [converted] [continued] will be [Base Rate Advances] [LIBOR Rate Advances].

          (iii) The Advance resulting from the [conversion] [continuation] will be a [Base Rate Advance] [LIBOR Rate Advance].





NOTICE OF BORROWINGS, CONVERSIONS, CONTINUATIONS
OR PREPAYMENTS - Page 1

          (iv) If the Advance resulting from the [conversion] [continuation] will be a LIBOR Rate Advance, the Interest Period for such Advance will be ____ month(s).

__ (c) Prepayment.

          (i) Borrower will make a prepayment of the principal of the Facility Balance in the amount of $ ____ on _____________, ____.

          (ii) The Advances to be prepaid will be of the following Type: [Base Rate Advances] [LIBOR Rate Advances].

          (iii) If the Advances to be prepaid are LIBOR Rate Advances, they have an Interest Period of _____ month(s) that will end on _________,
     ____.


                                        PHYSICIAN RELIANCE NETWORK, INC.


                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________








NOTICE OF BORROWINGS, CONVERSIONS, CONTINUATIONS
OR PREPAYMENTS - Page 2

                                  EXHIBIT "D"

                         Form of Compliance Certificate

                             COMPLIANCE CERTIFICATE

     The undersigned, duly appointed and acting Vice President or Chief Financial Officer (as indicated below) of Physician Reliance Network, Inc., a Texas corporation ("Borrower"), being duly authorized, hereby delivers this Compliance Certificate ("Certificate") to Bank One Texas, N.A., in its capacity as Agent ("Agent") for itself and the other Lenders (as defined below), pursuant to Section 6.1 of the certain Amended and Restated Credit Agreement dated June __, 1997, among Borrower, Agent, NationsBank of Texas, N.A. (as a lender and co-agent) and the other lenders named therein (all such lenders being referred to collectively herein as the "Lenders"), as such agreement may be amended, restated, supplemented or otherwise modified from time to time (the "Credit Agreement "), reference to which hereby is made. Terms defined in the Credit Agreement, wherever used in this Certificate or the attachments hereto, shall have the same meanings as are prescribed by the Credit Agreement.

     1. Borrower hereby delivers to Agent the attached financial statements, dated as of___________, ____, required pursuant to Section 6.1 of the Credit Agreement. All of such financial statements are true and complete and fairly present the financial condition of Borrower and its Subsidiaries and their results of operations, and have been prepared in accordance with GAAP (except for the omission of footnotes) applied consistently throughout the periods reflected therein.

     2. The undersigned hereby states that, to the best of her/his knowledge and based on an examination sufficient to enable an informed statement [check one, as applicable]:

     ____ No Default or Event of Default exists as of the date hereof.

     ____ One or more Defaults or Events of Default has/have occurred or exist(s) as of the date hereof. Included within Exhibit "A" attached hereto is a written description specifying each such Default or Event of Default, its nature, when it occurred, whether it is continuing as of the date hereof and actions, if any, being taken by Borrower with respect thereto. Except as so specified, no Default or Event of Default exists as of the date hereof

     Except to the extent, if any, disclosed in this Certificate, no event or condition has occurred or exists which would be the subject of a required notice under either Section 6.8, Section 6.9, Section 6.10 or Section 6.11 of the Credit Agreement.

     3. Exhibit "B" attached hereto sets forth true and complete calculations
(a) of the Commitment Availability and (b) necessary to disclose the status of Borrower's compliance with the covenants contained in Article 8 ("Financial Covenants") of the Credit Agreement as of the effective date of the financial statements referenced in paragraph 1 above. No event or condition has occurred after such date or otherwise presently exists which is reasonably expected to cause or result in a Material Adverse Effect.

     4. This Certificate is delivered to Agent for the benefit of the Lenders under the Credit Agreement.

Signed this ___ day of ______________, ____.



                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________

                                  EXHIBIT "A"

                             COMPLIANCE CERTIFICATE
                                  DELIVERED TO
                             BANK ONE, TEXAS, N.A.
                            IN ITS CAPACITY AS AGENT
                                       BY
                        PHYSICIAN RELIANCE NETWORK, INC.
                      EFFECTIVE DATE:__________, _______

                         Defaults and Events of Default

                                  EXHIBIT "B"

                             COMPLIANCE CERTIFICATE
                                  DELIVERED TO
                             BANK ONE, TEXAS, N.A.
                            IN ITS CAPACITY AS AGENT
                                       BY
                        PHYSICIAN RELIANCE NETWORK, INC.

                      EFFECTIVE DATE: _____________, ____

The following is incorporated by reference as a part of the foregoing Compliance Certificate:

1.   Current Ratio. As of the end of each fiscal quarter, Borrower's Current
     Ratio shall not be less than 1.5 to 1.0. [Section 8.11]

          (a)  Current assets                                                       $_____________
          (b)  Current liabilities                                                   _____________
          (c)  Current Ratio [1(a) divided by 1(b)]                                  ______ to 1.0
          (d)  Compliance                                                            [ ]Yes [ ] No

2.   Consolidated Net Worth. As of the end of each fiscal quarter, Borrower's
     Consolidated Net Worth shall not be less than $275,000,000, plus the Net
     Worth Adjustment. [Section 8.2]

     (a)  Required Consolidated Net Worth (as of Closing Date)                       $____________
     (b)  Net Worth Adjustment                                                       $____________
     (c)  Minimum required Consolidated Net Worth [2(a)+ 2(b)]                       $____________
     (d)  Actual Consolidated Net Worth                                              $____________
     (e)  Compliance                                                                 [ ]Yes [ ] No

3. Fixed Charge Coverage Ratio. As of the end of each of fiscal quarter, Borrower's Fixed Charge Coverage Ratio shall not be less than 1.3 to 1.O.
     [Section 8.3]

     (a)  EBITDA
          (i)  Net income, plus                                       $____________
          (ii) Interest expense, plus                                 $____________
          (iii) Taxes, plus                                           $____________
          (iv) Depreciation and amortization                          $____________
          (v)  EBITDA [sum of 3(a)(i) through 3(a)(iv)], plus                        $____________
     (b)  Minority interests                                                         $____________
     (c)  Rental Expense                                                             $____________
     (d)  Adjusted EBITDA [3(a)(v) + 3(b) + 3(c)]                                    $____________
     (e)  Fixed Charges
          (i)  Interest expense, plus                                 $____________
          (ii) Current maturities on long term debt, plus $__________
          (iii) Current obligations on long term capital leases, plus $____________
          (iv) Required dividends on preferred stock, plus            $____________
          (v)  Taxes, plus $                                          $____________
          (vi) Minority interests                                     $____________
          (vii) Fixed Charges [sum of 3(e)(i) through 3(e)(vi)]                      $____________
     (f)  Fixed Charge Coverage Ratio [3(d) divided by 3(e)(vii)]                     _____ to 1.0
     (g)  Compliance                                                                  [ ]Yes [ ] No

4.   Leverage Ratio. As of the end of each of fiscal quarter, Borrower's
     Leverage Ratio shall not exceed 3.0 to 1.O. [Section 8.4]

     (a)  Funded Debt
          (i) Contractual Debt, plus                        $____________
          (ii) Capital Stock redemption obligations, plus   $____________
          (iii) Unfunded letters of credit, plus            $____________
          (iv) Contingent obligations                       $____________
          (v)  Funded Debt [sum of 4(a)(i) through 4(a)(iv)]                         $____________
     (b)  EBITDA (excluding minority interests) [3(a)(v)]                            $____________
     (c)  Leverage Ratio [4(a)(v) divided by 4(b)]                                    _____ to 1.0
     (d)  Compliance                                                                  [ ]Yes [ ] No

5. Funded Debt to Capitalization. As of the end of each of fiscal quarter, Borrower's Funded Debt to Capitalization Ratio shall not exceed 0.4 to
     1.O. [Section 8.5]

     (a)  Funded Debt [4(a)(v)]                                                      $____________
     (b)  Capitalization
          (i)  Funded Debt 14(a)(v)]                        $____________
          (ii) Consolidated Net Worth [2(d)]                $____________
          (iii) Capitalization [5(b)(i) + 5(b)(ii)]                                  $____________
     (c)  Funded Debt to Capitalization [5(a) divided by 5(b)(iii)]                   _____ to 1.0
     (d)  Compliance                                                                  [ ]Yes [ ] No

6. Capital Expenditures. For the fiscal year, Borrower's Capital Expenditures are not to exceed $________________. [Section 8.6]

     (a)  Actual Capital Expenditures                                                $____________
     (b)  Compliance                                                                  [ ]Yes [ ] No

7. Commitment Availability Effective as of the first day of ___________, the Commitment Availability is calculated as follows:

     (a)  EBITDA [3(a)(v)]                                                           $____________
                                                                                       x        3
     (b)  Commitment Availability [7(a) x 3]                                         $____________


                                  EXHIBIT E

                              Form of Guaranty

                               GUARANTY AGREEMENT

         This GUARANTY AGREEMENT (this "Guaranty"), dated _____________, is executed and delivered by ____________________________, a _________________
("Guarantor"), to and in favor of BANK ONE, TEXAS, N.A., a national banking association, as agent for itself and the other Lenders (as such term is hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, "Agent").

                                   RECITALS:

         A. Physician Reliance Network, Inc. ("Borrower"), the lenders named therein (together with their successors and assigns, the "Lenders"), Agent and NationsBank of Texas, N.A. (as a Lender and as co-agent) are, concurrently herewith, entering into that certain Amended and Restated Credit Agreement dated June ___, 1997 (as the same may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, the "Credit Agreement") and, in connection therewith, inter alia, Borrower is executing and delivering to each of the Lenders a Revolving Note (as defined in the Credit Agreement) which together with the other Revolving Notes executed and delivered by Borrower to the Lenders on the Closing Date (as defined in the Credit Agreement) in connection with the Credit Agreement are in the aggregate principal amount of $140,000,000 (such Revolving Notes, as they may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, are hereinafter individually called a "Note" and collectively called the "Notes"; the Credit Agreement, the Notes and the other Loan Documents (as defined in the Credit Agreement) and any and all amendments, modifications, renewals, extensions, restatements and/or supplements thereto from time to time, are hereinafter collectively called the "Loan Documents");

         B. Guarantor has directly and indirectly benefitted and will directly and indirectly benefit from the loans evidenced and governed by the Credit Agreement, the Notes and the other Loan Documents and the other transactions evidenced by and contemplated in the Loan Documents; and

         C. Execution and delivery of this Guaranty is a condition to Agent and the Lenders entering into the Credit Agreement and the funding of Advances pursuant thereto;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                   AGREEMENT:

         1.      Definitions.     Unless otherwise defined in this Guaranty,
all capitalized terms used in this Guaranty shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Guaranty of Indebtedness, Liabilities and Obligations. Guarantor hereby irrevocably and unconditionally guarantees (a) payment to Agent and the Lenders when due, whether at stated maturity, by acceleration or otherwise, of any and all Obligations (as such term is defined in the Credit Agreement), which Obligations include, without limitation, (i) any and all interest, penalties, fees and expenses (specifically including, but not limited to, attorneys' fees and expenses) which Borrower may now or at any time hereafter owe to Agent or any Lender (whether or not such interest, penalties, fees and expenses were originally contracted with Agent or any Lender or with another or others and whether or not such interest, penalties, fees and expenses are enforceable against Borrower) pursuant to the Credit Agreement, any Note or any other Loan Document plus (ii) the principal amount of any and all indebtedness, liabilities and other obligations, whether primary, absolute, secondary, direct, indirect, fixed, contingent, liquidated, unliquidated, secured or unsecured, matured or unmatured, joint, several or joint and several, due or to become due and whether arising by agreement, note, discount, acceptance, overdraft or otherwise, which Borrower may now or at any time hereafter owe to Agent or any Lender (whether or not such indebtedness, liabilities and obligations were originally contracted with Agent or any Lender or with another or others and whether or not such indebtedness, liabilities or obligations are enforceable against Borrower) pursuant to the Credit Agreement, any Note or any other Loan Document and (b) the faithful, prompt and complete compliance by Borrower with all terms, conditions, covenants, agreements and undertakings of Borrower under the Credit Agreement, any Note or any other Loan Document (the Obligations and the interest, penalties, fees, expenses, indebtedness, liabilities and obligations, etc. referred to in clauses (a) and
(b) preceding as to which payment, performance and compliance are guaranteed pursuant to this Guaranty are hereinafter individually and collectively called the "Guaranteed Obligations"); provided, however, notwithstanding anything to the contrary contained in this paragraph 2, the Guaranteed Obligations of Guarantor hereunder shall not exceed an aggregate amount equal to the greatest amount that would not render Guarantor's obligations under this Guaranty subject to avoidance under Sections 544, 548 or 550 of the Federal Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors; provided further, however, that for purposes of this proviso it shall be presumed that the Guaranteed Obligations of Guarantor under this Guaranty do not equal or exceed any aggregate amount which would render Guarantor's indebtedness, liabilities or obligations under this Guaranty subject to being so avoided, set aside or annulled, and the burden of proof to the contrary shall be on the party asserting to the contrary. Subject to, but without limiting the generality of the foregoing proviso, the provisions of this Guaranty are severable and, in any action or proceeding involving any state corporate law or any bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights, if the indebtedness, liabilities or obligations of Guarantor under this Guaranty would otherwise be held or determined to be void, invalid or unenforceable on account of the amount thereof under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount thereof shall, without any further action by Guarantor, Agent, any Lender or any other Person, be automatically limited and reduced to the greatest amount which is valid and enforceable as determined in such action or proceeding.

         Notwithstanding that Borrower may not be liable or obligated to Agent or any Lender for interest and/or attorneys' fees and expenses on, or in connection with, the Guaranteed Obligations from and after the Petition Date (as hereinafter defined) as a result of the provisions of the federal bankruptcy laws or otherwise, the Guaranteed Obligations for which Guarantor shall be liable and obligated under this Guaranty shall include (to the extent permitted by law or a court of competent jurisdiction) interest accruing on the Guaranteed Obligations at the highest rate provided for in the Credit Agreement from and after the date on which Borrower files for protection under the federal bankruptcy laws or from and after the date on which an involuntary proceeding is filed against Borrower under the federal bankruptcy laws (herein collectively referred to as the "Petition Date") and all attorneys' fees and expenses incurred by Agent or any Lender from and after the Petition Date in connection with the Guaranteed Obligations.

         3. Continuing Guaranty of Payment. This Guaranty is and shall be an absolute, irrevocable and continuing guaranty of payment, and not merely of collection, and from time to time or at any time the Guaranteed Obligations may be increased, reduced or paid in full without affecting the liability or obligation of Guarantor with respect to indebtedness, liabilities and obligations of Borrower to Agent or any Lender thereafter incurred. Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated (if a release or discharge has occurred), as the case may be, if at any time any payment (or any part thereof) to Agent or any Lender in respect of the Guaranteed Obligations is rescinded or must otherwise be restored by Agent or any Lender pursuant to any bankruptcy, insolvency, reorganization, receivership or other debtor relief granted to Borrower or its successors or assigns. In the event that Agent or any Lender must rescind or restore any payment received by Agent or any Lender, respectively, in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Agent or such Lender, respectively, shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Agent, Lenders and Guarantor that Guarantor's liabilities and obligations hereunder shall not be discharged except by the full and complete payment and performance of the Guaranteed Obligations and then only to the extent of such payment and performance. This Guaranty is independent of, and in addition and without modification to, and does not impair or in any way affect any other guaranty, endorsement or other agreement executed in favor of Agent or any Lender, and this Guaranty and Guarantor's liabilities and obligations under this Guaranty shall not be impaired or otherwise affected by the execution, delivery or performance by Guarantor or any other Person of any other guaranty, endorsement or other agreement.

         4. Absolute Guaranty. Guarantor's liabilities and obligations under this Guaranty shall be absolute and unconditional irrespective of, shall not be released, impaired, limited, reduced, conditioned upon or otherwise affected by and shall continue in full force and effect notwithstanding the occurrence of any event (other than an event consisting of payment and performance of such liabilities and obligations as provided in paragraph 3 hereof) at any time or from time to time, including, without limitation, any one or more of the following events specified in clauses (a) through (o) of this paragraph 4 below, and neither Agent nor any Lender shall be obligated or required to take or to refrain from taking any of such actions or inactions specified below and shall not have any liability, obligation or duty whatsoever with respect to such actions or inactions, it being acknowledged and agreed by Guarantor that all of such liabilities, obligations and duties (if any) of Agent or any Lender otherwise existing and all rights and remedies (if any) of Guarantor with respect thereto (whether such liabilities, obligations, duties, rights or remedies exist by virtue of agreement, common law, equity, statute or otherwise), and each and every defense which, under principles of guaranty or suretyship law, would otherwise operate to eliminate, impair, condition or restrict the liabilities and obligations of Guarantor for the Guaranteed Obligations, are hereby expressly waived by Guarantor:

                 (a) The taking or accepting of any security or other guaranty for any or all of the Guaranteed Obligations, whether heretofore, concurrently herewith or hereafter;

                 (b) Any failure to create or perfect or properly create or perfect any lien, security interest or assignment intended as security, or any release, surrender, exchange, substitution, subordination or loss of any security or guaranty at any time existing in connection with any or all of the Guaranteed Obligations for any reason;

                 (c) Any partial or full release of the liability or obligation of Guarantor under any other guaranty whether or not similar to this Guaranty;

                 (d) The entering into, delivery of, modification of, amendment to or waiver of compliance with the Credit Agreement, any Note or any other Loan Document, or any agreement, document or instrument evidencing, securing or otherwise affecting all or part of the Guaranteed Obligations, without the notification of Guarantor, the right of such notification being hereby specifically waived by Guarantor;

                 (e) The bankruptcy, insolvency, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust or relating to any other entity or Person) of Borrower, Guarantor or any other Person at any time liable or obligated for the payment of any or all of the Guaranteed Obligations, whether now existing or hereafter arising;

                 (f) Any renewal, extension, modification, refunding and/or rearrangement of the payment of any or all of the Guaranteed Obligations at any time and from time to time, whether on one or more occasions, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance or compromise that might be granted or given by Agent or any Lender to Borrower or Guarantor;

                 (g) Any neglect, delay, omission, failure or refusal of Agent or any Lender to (i) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or any collateral, security or guaranty therefor, whether under the Credit Agreement, any Note or any other Loan Document or otherwise, (ii) take or prosecute or properly or diligently take or prosecute any action for the collection of any or all of the Guaranteed Obligations against Borrower, Guarantor or any other guarantor of any or all of the Guaranteed Obligations and/or any other Person, (iii) foreclose or prosecute or properly or diligently foreclose or prosecute any action in connection with any agreement, document or instrument or arrangement evidencing, securing or otherwise affecting all or any part of the Guaranteed Obligations, or (iv) mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations;

                 (h) Any failure of Agent or any Lender to give notice to Borrower and/or Guarantor of, or obtain the consent of Borrower and/or Guarantor with respect to, (i) demand, presentment, protest, nonpayment, intention to accelerate, acceleration, lack of diligence or delay in collection of all or any part of the Guaranteed Obligations or any other matter, or the absence thereof, (ii) any renewal, extension or assignment of the Guaranteed Obligations or any part thereof, (iii) the disposition or release of all or any part of any security for the Guaranteed Obligations (whether or not such disposition is commercially reasonable) or (iv) any other action taken or refrained from being taken by Agent or any Lender against

         Borrower, it being agreed that (except as may be expressly provided in the other Loan Documents) that neither Agent nor any Lender shall be required to give Borrower or Guarantor any notice of any kind or to obtain Borrower's or Guarantor's consent under any circumstances whatsoever with respect to or in connection with the Guaranteed Obligations;

                 (i) The unenforceability, illegality or uncollectibility of all or any part of the Guaranteed Obligations against Borrower by reason of the fact that the interest contracted for, charged, collected or received in respect of the Guaranteed Obligations exceeds the maximum amount permitted by law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers, directors, partners, trustees or representatives creating the Guaranteed Obligations acted in excess of their authority, the Loan Agreement, any Note, or any other Loan Document evidencing the Guaranteed Obligations has been forged or otherwise is irregular or is not genuine or authentic, or expiration of the applicable statute of limitations with respect to the Guaranteed Obligations;

                 (j) Any payment by Borrower to Agent or any Lender is held to constitute a preferential transfer or a fraudulent conveyance or transfer under any applicable law, or for any reason Agent or any Lender is required to refund such payment or pay such amount to Borrower or any other Person;

                 (k) Any merger, reorganization, consolidation or dissolution of Borrower, any sale, lease or transfer of any or all of the assets of Borrower, or any change in name, business, location, composition, structure or any change in the shareholders, partners or members (whether by accession, secession, death, dissolution, transfer of assets or otherwise) of Borrower;

                 (l) Any failure of Agent or any Lender to notify Guarantor of the acceptance of this Guaranty or of the funding of Advances by any Lender in reliance on this Guaranty or of the failure of Borrower to make any payment due by Borrower to Agent or any Lender;

                 (m) Any existing or future offset, claim or defense of Borrower against Agent or any Lender or against payment of all or any part of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise;

                 (n) Any full or partial release of the liability of Borrower, any guarantor of all or any part of the Guaranteed Obligations or any other Person for all or any part of the Guaranteed Obligations, it being acknowledged and agreed by Guarantor that it may be required to pay the Guaranteed Obligations in full without assistance or support, whether from Borrower, any other guarantor or any other Person; or

                 (o) Any other action taken or omitted to be taken with respect to any of the Credit Agreement, any Note or any other Loan Document, the Guaranteed Obligations or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay all or any part of the Guaranteed Obligations pursuant to the terms hereof.

Without limiting the foregoing or Guarantor's liability under this Guaranty, to the extent that Agent and the Lenders (or any of them) have advanced funds or extended credit to Borrower and do not receive payments or benefits thereon in the amounts and at the times required or provided by or in connection with the Credit Agreement, any Notes or any other Loan Document, Guarantor is absolutely liable to make such payments and to confer such benefits on the Lenders on a timely basis.

         5. Representations and Warranties. In connection with this Guaranty, Guarantor hereby represents and warrants to Agent and the Lenders as follows:

                 (a) Guarantor and Borrower are members of an affiliated and integrated group of businesses and are engaged in related business and supporting lines of business; Guarantor has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Credit Agreement, the Notes and the other Loan Documents; this Guaranty is given by Guarantor in furtherance of the direct and indirect business interests and purposes of Guarantor, and is necessary to the conduct, promotion and attainment of the business interests of Borrower and Guarantor; and the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder;

                 (b) The execution and delivery of this Guaranty and the performance of and compliance with the terms hereof will not constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any material contract, agreement or instrument to which Guarantor is a party or which may be applicable to Guarantor or any of its assets;

                 (c) This Guaranty, when executed and delivered by Guarantor, will constitute the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity;

                 (d) As of the date of this Guaranty, and after giving effect to this Guaranty and the contingent obligation evidenced by this Guaranty, Guarantor is not, on either an unconsolidated basis or a consolidated basis with Borrower and Guarantor's subsidiaries, insolvent, as such term is used or defined in any applicable bankruptcy, fraudulent conveyance, fraudulent transfer or similar law, and Guarantor has and will have assets which, fairly valued, exceed its indebtedness, liabilities and obligations; Guarantor is not executing this Guaranty with any intention to hinder, delay or defraud any present or future creditor or creditors of Guarantor; Guarantor is not engaged in any business or transaction (including, without limitation, the execution of this Guaranty) which will leave Guarantor with unreasonably small capital or assets which are unreasonably small in relation to the business or transactions engaged in by Guarantor, and Guarantor does not intend to engage in any such business or transaction; Guarantor does not intend to incur, nor does Guarantor believe that it will incur, debts beyond Guarantor's ability to repay such debts as they mature;

                 (e) All acts and conditions required to be performed and satisfied prior to the creation and issuance of this Guaranty, and to constitute this Guaranty as the legal, valid and binding obligation of Guarantor in accordance with its terms, have been performed and satisfied in due and strict compliance with all applicable laws;

                 (f) Guarantor is familiar with, and has independently received and reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral (if any) intended to secure the Guaranteed Obligations; however, Guarantor is not relying on such financial condition or any such collateral (if any) as an inducement to enter into this Guaranty;

                 (g) Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any Person other than Guarantor will be liable to pay the Guaranteed Obligations;

                 (h) Except for the execution of the Credit Agreement, neither Agent, any Lender nor any other Person has made any representation, warranty or statement to, or promise, covenant or agreement with, Guarantor in order to induce Guarantor to execute this Guaranty; and

                 (i)      Guarantor is a Subsidiary of Borrower.

         6. Default. Upon the occurrence and during the continuation of an Event of Default, Guarantor shall, on demand by Agent and without further notice of dishonor and without notice of any kind (including, without limitation, notice of acceptance by Agent or any Lender of this Guaranty) having been given to Borrower, Guarantor or any other Person previous to such demand, promptly (i.e., not later than 1:00 p.m., Dallas, Texas time, on the date of such demand or, if such demand is made after 12:00 noon, on the next succeeding Business Day) pay, in immediately available funds, the full unpaid amount of the Guaranteed Obligations, or such lesser amount, if any, as may be specifically demanded by Agent from time to time, to Agent at Agent's Principal Office located in Dallas, Texas or at such other place as Agent may specify to Guarantor in writing. If acceleration of the time for payment of any amount payable by Borrower under or with respect to any of the Guaranteed Obligations is stayed or otherwise delayed upon the insolvency, bankruptcy or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be payable by Guarantor hereunder promptly on demand by Agent.

         7. Cumulative Remedies; No Election. If Guarantor is or becomes liable or obligated for the Guaranteed Obligations, by endorsement or otherwise, other than under this Guaranty, such liability or obligation shall not be in any manner impaired or affected hereby, and the rights and remedies of Agent or any Lender hereunder shall be cumulative of any and all other rights and remedies that Agent or such Lender may ever have against Guarantor. The exercise by Agent or any Lender of any right or remedy hereunder or under any other agreement, document or instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Without in any way limiting the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty or security to any and all other guaranties or security heretofore, concurrently herewith or hereafter executed and/or delivered by Guarantor to or in favor of Agent or any Lender relating to the Guaranteed Obligations, and nothing herein shall ever be deemed to in any way negate or replace any such other guaranties or security; provided, however, that Agent and the Lenders shall have all of their rights and remedies under this Guaranty irrespective of anything to the contrary contained in any such other guaranties or security. This Guaranty may be enforced from time to time as often as occasion therefor may arise, and it is agreed and understood that it shall not be necessary for Agent or any Lender, in order to enforce this Guaranty against Guarantor, first to exercise any rights or remedies against Borrower or any other Person or institute suit or exhaust any available rights or remedies against security in Agent's or any Lender's possession or under Agent's or any Lender's control, or to resort to any other sources or means of obtaining payment of the Guaranteed Obligations.

         8. Joint and Several Obligation. Guarantor agrees that Agent and the Lenders, in their sole discretion, may (a) bring suit against all guarantors or other Persons liable or obligated to Agent or any Lender or against any one or more of them, for interest, penalties, expenses, fees, indebtedness, liabilities and obligations owed to Agent or any Lender and apply any amounts obtained by Agent or any Lender in such a manner as Agent or any Lender may elect, (b) bring suit against all guarantors of the Guaranteed Obligations jointly and severally or against any one or more of them, (c) settle fully or in part with any one or more of such guarantors for such consideration as Agent or any Lender may deem proper, and (d) partially or fully release one or more of such guarantors from liability under any guaranty agreement, and that no such action shall impair the rights of Agent or any Lender to collect the Guaranteed Obligations (or the unpaid balance thereof) from other guarantors (including, without limitation, Guarantor), or any of them, not so sued, settled with, or released.

         9. Release of Collateral, etc. If all or any part of the Guaranteed Obligations is at any time secured, Guarantor agrees that Agent or any Lender may, at any time and from time to time in its discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security without impairing or diminishing the liabilities or obligations of Guarantor hereunder. Guarantor further agrees that, if Borrower or any other Person executes in favor of Agent or any Lender any collateral agreement, mortgage, deed of trust, collateral assignment, security agreement or other security instrument, the exercise by Agent or any Lender of any right or remedy thereby conferred on Agent or any Lender shall be wholly discretionary with Agent and such Lender, respectively, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of Guarantor hereunder. Guarantor further agrees that (except to the extent prohibited by applicable law notwithstanding an agreement of the parties to the contrary) neither Agent nor any Lender shall be liable for its failure to use diligence or care in the collection of the Guaranteed Obligations, in the creation or perfection of any lien, security interest or assignment intended as security or in preserving the liability of any Person liable or obligated on the Guaranteed Obligations, and Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof, and diligence in bringing suit against any Person liable on the Guaranteed Obligations or any part thereof.

         10. Binding Effect. This Guaranty is for the benefit of Agent and the Lenders and their successors and assigns, and in the event of an assignment by Agent or any Lender or its successors or assigns of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness, liabilities and obligations so assigned, may be transferred with such indebtedness, liabilities and obligations. This Guaranty is binding, not only upon Guarantor, but upon its successors and assigns.

         11. Waiver of Subrogation, Contribution and Other Rights. UPON PAYMENT BY GUARANTOR OF ANY SUMS IN RESPECT OF THE GUARANTEED OBLIGATIONS HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY AMOUNTS ADVANCED TO BORROWER BY GUARANTOR), ALL RIGHTS OF GUARANTOR AGAINST BORROWER OR ANY OTHER GUARANTOR OF THE GUARANTEED OBLIGATIONS ARISING AS A RESULT THEREFROM BY WAY OF RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION AND/OR OTHERWISE SHALL IN ALL RESPECTS BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT AND ENFORCEMENT TO THE PRIOR INDEFEASIBLE PAYMENT AND ENFORCEMENT IN FULL OF THE GUARANTEED OBLIGATIONS. GUARANTOR SHALL NOT HAVE, AND HEREBY IRREVOCABLY WAIVES, ANY AND ALL RIGHTS AND REMEDIES OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION AND/OR OTHERWISE AGAINST OR FROM BORROWER UNLESS AND UNTIL ALL OF THE GUARANTEED OBLIGATIONS HAVE BEEN PAID AND PERFORMED IN FULL. IN ADDITION TO THE FOREGOING, GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL CLAIMS OR OTHER RIGHTS AND REMEDIES IT MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST AGENT, ANY LENDER, BORROWER OR ANY OTHER PERSON UNDER CHAPTER 34 OF THE TEXAS BUSINESS AND COMMERCE CODE, UNDER RULES 31 AND 163 OF THE TEXAS RULES OF CIVIL PROCEDURE, UNDER SECTION 17.001 OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE AND UNDER ANY OTHER STATUTE OF ANY STATE OR OTHER JURISDICTION REQUIRING RECOURSE AGAINST THE PRIMARY OBLIGOR OR IMPOSING OTHER REQUIREMENTS AS A CONDITION TO RECOURSE AGAINST A GUARANTOR IF AND TO THE EXTENT THAT THE SAME MAY BE APPLICABLE TO THIS GUARANTY. Except as expressly otherwise provided in this paragraph 11, Guarantor shall have all rights of subrogation, reimbursement, exoneration, contribution and indemnification that may exist under currently applicable law.

         12. Subordination of Indebtedness and Liens. The payment of any and all principal of and interest on all indebtedness of Borrower, whether primary, absolute, secondary, direct, indirect, fixed, contingent, liquidated, unliquidated, secured or unsecured, matured or unmatured, joint, several or joint and several, now or hereafter existing, due or to become due to Guarantor (the "Guarantor Debt"), shall in all respects be subordinate and junior in right of payment and enforcement to the prior payment and enforcement in full of the Guaranteed Obligations as provided in this paragraph 12. Except as may be expressly permitted by the Credit Agreement, no payment shall be made on or with respect to the Guarantor Debt unless and until the Guaranteed Obligations shall have been paid and performed in full. In the event that Guarantor or any Affiliate of Guarantor shall receive any payment on account of the Guarantor Debt in violation of this paragraph 12, Guarantor will hold, or cause to be held (as the case may be), any amount so received in trust for the benefit of Agent and the Lenders and will forthwith deliver, or cause to be delivered (as the case may be), such payment to Agent, in the form received, to be applied to the Guaranteed Obligations. All assignments, liens, pledges and security interests (if any) securing payment of all or any part of the Guarantor Debt (the "Subordinated Liens") shall be and remain inferior and subordinate to the assignments, liens, pledges and security interests (if any) securing payment of all or any part of the Guaranteed Obligations, regardless of whether such Subordinated Liens presently exist or are hereafter created or when such Subordinated Liens were created, perfected, filed or recorded. Guarantor shall not exercise or enforce any creditors' rights or remedies that it may have against Borrower or foreclose, repossess, sequester or otherwise institute any action or proceeding (whether judicial or otherwise, including, without limitation, the commencement of, or joinder in, any bankruptcy, insolvency, reorganization, liquidation, receivership or other debtor relief law) to enforce any Subordinated Lien on any assets of Borrower or any other Person unless and until the Guaranteed Obligations shall have been irrevocably paid and performed in full. The terms and provisions of this paragraph 12 are given by Guarantor as additional rights, remedies and benefits to any and all other subordination agreements heretofore, concurrently herewith or hereafter executed by Guarantor to or in favor of Agent or any Lender, and nothing in this Guaranty shall ever be deemed to in any way negate or replace any other such previous, concurrent or subsequent subordination agreements. All promissory notes, accounts receivable ledgers and other evidences of the Guarantor Debt, and all mortgages, deeds of trust, security agreements, assignments and other security documents evidencing the Subordinated Liens, shall contain a specific written notice that the indebtedness and liens, evidenced thereby are subordinated as provided in this paragraph 12.

         13.     Right of Setoff.   Guarantor hereby grants to Agent and each
Lender a right of setoff upon any and all monies, securities or other property of Guarantor, and the proceeds therefrom, now or hereafter held or received by or in transit to Agent or any Lender from or for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Guarantor, and any and all claims of Guarantor against Agent or any Lender at any time existing. The right of setoff granted pursuant to this paragraph 13 shall be cumulative of and in addition to Agent's and each Lender's common law right of setoff.

         14. Further Assurances. Upon the request of Agent or any Lender, Guarantor will, at any time and from time to time, duly execute and deliver to Agent any and all such further agreements, documents and instruments, and supply such additional information, as may be necessary or advisable, in the reasonable opinion of Agent or any Lender, to obtain the full benefits of this Guaranty.

         15. Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance here from. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. No provision herein or in any other Loan Document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

         16. Modification in Writing. No modification, consent, amendment or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of Agent and Guarantor and then shall be effective only in the specific instance and for the specific purpose for which given.

         17. No Waiver, Etc. No notice to or demand on Guarantor or Agent in any case shall entitle Guarantor or Agent, respectively, to any other or further notice or demand in similar or other circumstances. No delay or omission by Agent, any Lender or Guarantor in exercising any right or remedy hereunder shall impair any such right or remedy or be construed as a waiver thereof or any acquiescence therein, and no single or partial exercise of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy hereunder.

         18. Cumulative Rights. All rights and remedies of Agent and the Lenders hereunder are cumulative of each other and of every other right or remedy which Agent or any Lender may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         19. Expenses. Guarantor agrees to pay on demand by Agent all costs and expenses incurred by Agent or any Lender in connection with the negotiation, preparation, execution and performance of the terms and provisions of this Guaranty and any and all amendments, modifications, renewals, restatements and/or supplements hereto from time to time, including, without limitation, the reasonable fees and expenses of legal counsel to Agent. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay to Agent all costs and expenses incurred by Agent or any Lender in the enforcement of this Guaranty from time to time, including, without limitation, the reasonable fees and expenses of all legal counsel to Agent and the Lenders.

         20. Applicable Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES).

         21. Waiver of Trial By Jury. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST GUARANTOR, AGENT OR ANY LENDER ARISING OUT OF OR RELATING TO THIS GUARANTY. EACH SUCH PARTY ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

         22. Notices. All notices and other communications required or permitted to be given under this Guaranty shall be given or made in writing and shall be deemed to have been given on the third Business Day after its deposit in the U.S. mail, postage prepaid and properly addressed, by certified or registered mail, return receipt requested, or on the Business Day on which it is actually delivered by messenger delivery, telecopy or other electronic transmission, whichever is earlier. The address of each party for the purposes hereof is as follows:

         Guarantor:                                          With a copy to:

                                                            Physician Reliance Network, Inc.
         -------------------------------------              Two Lincoln Centre
         -------------------------------------              5420 LBJ Freeway, Suite 900
         -------------------------------------              Dallas, Texas 75240
         -------------------------------------              Attention:               Patricia A. Secchio,
         Attention:                                                                   Assistant Secretary
                          --------------------
                          --------------------
         Telecopy:                                          Telecopy:                (214) 387-0049
                          --------------------

         Agent:                                             With a copy to:

         Bank One, Texas, N.A.                              Jenkens & Gilchrist, P.C.
         1717 Main Street, 3rd Floor                        1445 Ross Avenue, Suite 3200
         Dallas, Texas 75201                                Dallas, Texas 75202-2799
         Attention:       Healthcare Finance                Attention: Terry G. Freeman, Esq.
                          Group: URGENT
         Telecopy:  (214) 290-2492                          Telecopy: (214) 855-4300


         Lenders:

         At the respective addresses shown adjacent to each Lender's name on the signature pages of the Credit Agreement or the most recent Assignment and Acceptance with respect to a Lender, or such other address as may hereafter be designated and delivered in writing.

         23. Survival. All representations, warranties, covenants and agreements of Guarantor in this Guaranty shall survive the execution of this Guaranty.

         24. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Guaranty.

         25. Limitation on Interest. Notwithstanding anything to the contrary contained or referred to in this Guaranty, none of the terms and provisions of this Guaranty, the Credit Agreement, the Notes or any other Loan Document shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate, and neither Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations or the Guaranteed Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other indebtedness, liability or obligation provided for in this Guaranty, the Credit Agreement, the Notes or any other Loan Document which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (a) the amount of such interest, charge, fee, expense or other indebtedness, liability or obligation that would be payable in the absence of this paragraph 25 or (b) an amount, which when added to all other interest payable under this Guaranty, the Credit Agreement, the Notes and any other Loan Document, equals the Maximum Rate. If, notwithstanding the foregoing, Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and the Guaranteed Obligations and treated hereunder as such, and if the Obligations and the Guaranteed Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to Borrower, Guarantor or such other Person (as appropriate). In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, Guarantor, Borrower, Agent and the Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations and the Guaranteed Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations and the Guaranteed Obligations; provided that if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, Agent and the Lenders shall refund to Borrower, Guarantor or such other Person (as appropriate) the amount of such excess and, in such event, neither Agent nor any Lender shall be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, receiving or applying interest in excess of the Maximum Rate.

         26. Irrevocable Nature of Guaranty. This Guaranty may not be revoked by Guarantor; provided, however, in the event it shall be determined that Guarantor shall have the right, in accordance with applicable law and notwithstanding its express agreement herein to the contrary, to revoke this Guaranty, Guarantor may deliver to Agent, at its address for notices set forth in the Credit Agreement, written notice of Guarantor's intention not to be liable hereunder for any Guaranteed Obligations arising, created or incurred after Agent's receipt of such notice, whereupon such notice shall be effective to the extent (but only to the extent) provided hereinbelow as to Guarantor from and after (but not before) the time when such notice is actually delivered to and received by and receipted for in writing by Agent (the "Effective Revocation Time"); provided, further, however, that such notice shall not be effective as to, and shall not in any way restrict, limit, impair, release or otherwise affect, the indebtedness, liabilities or obligations of Guarantor under this Guaranty with respect to (a) any Guaranteed Obligations consisting of indebtedness, liabilities or obligations under the Credit Agreement, the Notes or any other Loan Document, whether incurred before or after the Effective Revocation Time (including, without limitation, any loans, advances or extensions of credit at any time made or created under the Credit Agreement, whether or not agreed, committed or contemplated to be made by Agent or any Lender and whether or not discretionary with Agent or any Lender), (b) any Guaranteed Obligations arising, created or incurred prior to the Effective Revocation Time, (c) any amendments, modifications, renewals, extensions, restatements and/or supplements to or of the indebtedness, liabilities or obligations referred to in clauses (a) and (b) preceding, whether occurring before or after the Effective Revocation Time, or (d) any interest or costs of collection with respect to any of the indebtedness, liabilities or obligations referred to in clauses (a), (b) or (c) preceding.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.

                                        GUARANTOR:


                                        ----------------------------

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

         The undersigned has executed this Guaranty solely for the purpose of confirming receipt of this Guaranty and reliance on this Guaranty by Agent and the Lenders as of the date first written above.

                                        BANK ONE, TEXAS, N.A., as Agent


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                  EXHIBIT "F"

                       Form of Borrower Pledge Agreement

                                PLEDGE AGREEMENT
                                   (Borrower)

         This PLEDGE AGREEMENT (this "Agreement"), dated June __, 1997, is executed and delivered by PHYSICIAN RELIANCE NETWORK, INC., a Texas corporation ("Pledgor"), to and in favor of BANK ONE, TEXAS, N.A., a national banking association, as agent for itself and the other Lenders (as such term is hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, "Agent").

                                   RECITALS:

         A. Pledgor, the lenders named therein (together with their successors and assigns, the "Lenders"), NationsBank of Texas, N.A. (as a Lender and co-agent ("Co-Agent")) and Agent are, concurrently herewith, entering into that certain Amended and Restated Credit Agreement (as the same may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, the "Credit Agreement"), and, in connection therewith, inter alia, Pledgor is executing and delivering to each of the Lenders a Revolving Note (as defined in the Credit Agreement) which together with the other Revolving Notes executed and delivered by Pledgor to the Lenders on the Closing Date (as defined in the Credit Agreement) in connection with the Credit Agreement are in the aggregate principal amount of $140,000,000 (such Revolving Notes, as they may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, are hereinafter individually called a "Note" and collectively called the "Notes"; the Credit Agreement, the Notes and the other Loan Documents (as defined in the Credit Agreement) and any and all amendments, modifications, renewals, extensions, restatements and/or supplements thereto from time to time, are hereinafter collectively called the "Loan Documents");

         B. Execution and delivery of this Agreement is a condition to Agent and the Lenders entering into the Credit Agreement and the funding of Advances pursuant thereto;

         C. Pledgor is the owner of the Pledged Shares (as such term is defined below). Pursuant to the terms of the Credit Agreement, and in consideration of the benefits provided to Pledgor thereunder, Pledgor has agreed to grant to Agent a continuing security interest, collateral assignment, lien and pledge in and to all right, title and interest of Pledgor in the Collateral (as such term is defined below), as security for the Secured Obligations (as such term is defined below), on the terms prescribed below.

         THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor and Agent each hereby agrees as follows:

                                   AGREEMENT:

         1. Definitions. Unless otherwise defined in this Agreement, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

                 "Agent" has the meaning set forth in the introductory paragraph of this Agreement.

                 "Collateral" has the meaning set forth in paragraph 2.

                 "Event of Default" means any Event of Default defined in paragraph 7.

                 "Lender" means each of the "Lenders" as such term is defined in the Credit Agreement, and "Lenders" means all of such Lenders, collectively.

                 "Credit Agreement" means that certain Amended and Restated Credit Agreement, dated of even date herewith, among Pledgor, the Lenders, Co-Agent and Agent, as the same may be renewed, extended, modified, supplemented, amended or restated from time to time.

                 "Equity Rights" has the meaning set forth in paragraph 5.

                 "Pledge Amendment" has the meaning set forth in paragraph 4.

                 "Pledged Shares" has the meaning set forth in paragraph 2.

                 "Pledgor" has the meaning set forth in the introductory paragraph of this Agreement.

                 "Secured Obligations" means all "Obligations" as defined in the Credit Agreement, all costs, fees and expenses incurred by Secured Party in enforcing this Agreement, and any and all renewals, extensions, increases, amendments, modifications, supplements or restatements thereof.

                 "Secured Party" means Agent and its successors and assigns, and includes any person to whom Agent, or its successors or assigns, may assign its rights and interests under this Agreement.

                 "UCC" means the Texas Uniform Commercial Code.

Unless expressly provided otherwise, all terms defined in the Credit Agreement, wherever used in this Agreement, shall have the same meanings as are prescribed by the Credit Agreement, and all terms defined by the UCC, wherever used herein, shall have the same meanings as are prescribed by the UCC.

         2. Security Interest and Pledge. As collateral security for the prompt payment in full when due of the Secured Obligations, Pledgor hereby pledges and grants to Secured Party a first priority security interest in all of Pledgor's right, title and interest in and to the following property (such property being hereinafter sometimes called the "Collateral"):

                 (a) all the Capital Stock issued by, and all other ownership interest in, the Persons described on Schedule 1 hereof and all Material Subsidiaries hereafter created or acquired and owned by Pledgor, whether any of the foregoing are now owned or hereafter acquired, including, without limitation, the Capital Stock or other ownership interests described on Schedule 1 (the "Pledged Shares"); and

                 (b) all products, proceeds, revenues, distributions, dividends, stock dividends, securities and other property, rights, interests and other general intangibles that Pledgor receives or is at any time entitled to receive on account of the property described in clause (a) preceding.

         3. Representations and Warranties. Pledgor hereby represents and warrants the following to Secured Party: (a) Pledgor has the power and authority to execute and perform this Agreement; (b) this Agreement constitutes legal, valid and binding obligations of Pledgor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights generally;
(c) Pledgor has good and transferable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement; (d) no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral; (e) the execution and performance of this Agreement by Pledgor will not conflict with any agreement, law or regulation, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral; (f) no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the execution and performance of this Agreement; (g) all of Pledgor's records concerning the Collateral shall be maintained at the principal office of Pledgor which, as of the date hereof, is located at the address for notice specified herein for Pledgor; and (h) the Pledged Shares are wholly comprised of unrestricted assets of the Pledgor.

         4. Covenants. So long as any of the Secured Obligations remain unpaid, Pledgor covenants and agrees with Secured Party as follows:

                 (a) Delivery. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Secured Party each certificate identified on Schedule 1 hereof, accompanied by undated stock powers or assignments, as applicable, duly executed in blank. Each time Schedule 1 hereto is amended in accordance with paragraph 4(f) hereof or otherwise, Pledgor shall deliver to Secured Party each new certificate identified thereon, accompanied by undated stock powers or assignments, as applicable, duly executed in blank.

                 (b) Disposition of Pledged Shares. Pledgor shall not sell, transfer, deliver or otherwise dispose of any of the Collateral or any interest therein without the express written permission of Secured Party.

                 (c) Ownership and Liens. Pledgor will maintain good and defensible title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to the Collateral. At its sole expense, Pledgor will defend Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

                 (d) Possession of Pledged Shares. The Pledged Shares are certificated and are evidenced by share certificates issued by the issuer thereof in the name of Pledgor. Promptly upon execution of this Agreement, Pledgor shall deliver, or cause to be delivered, to Lender each certificate evidencing the Pledged Shares, together with stock powers duly executed in blank with respect to all such certificates. Promptly upon issuance or receipt thereof, Pledgor shall deliver, or cause to be delivered, to Secured Party, all other share certificates and other instruments or documents from time to time evidencing any of the Pledged Shares or any stock, stock dividends, stock splits, non-cash distributions, warrants and rights received with respect to any of the Pledged Shares, together with stock powers duly executed in blank with respect to all share certificates. Secured Party hereby is appointed to retain physical possession of the certificates and instruments representing or evidencing Pledged Shares in accordance with the provisions of this Agreement. Any and all certificates or other property or items referenced in this paragraph 4(d)from time to time coming within the possession of Pledgor, and any and all proceeds thereof, shall be held in trust for the benefit of Secured Party and forthwith delivered to Secured Party in the form received.

                 (e) Inspection of Books and Records. Pledgor will keep adequate records concerning the Collateral. Secured Party and its representatives and agents shall have the right to inspect and copy such records at any time during normal business hours.

                 (f) Additional Pledged Collateral. Pledgor shall pledge hereunder, immediately upon its acquisition thereof, any and all additional Pledged Shares evidencing Collateral, including any and all shares of Capital Stock of any Person whose Capital Stock is required to be pledged pursuant to Article 3 of the Credit Agreement. Pledgor agrees that it will, upon obtaining any additional Capital Stock required to be pledged hereunder as provided in this paragraph 4 promptly (and in any event within fifteen (15) Business Days) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule 2 annexed hereto (a "Pledge Amendment"), in respect of the additional property to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all property listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Collateral; provided that the failure of Pledgor to execute a Pledge Amendment with respect to any additional property pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

                 (g) Margin Shares. Pledgor represents to Secured Party that none of the Pledged Shares constitute "margin stock" as defined by Regulation "U" of the Board of Governors of the Federal Reserve Board.

                 (h) Further Assurances. Pledgor will from time to time, at its sole expense, promptly execute and deliver all further instruments, financing statements and documents and take all further action necessary or appropriate or that Secured Party may request in order to achieve and maintain perfection and priority of Secured Party's security interests under this Agreement and otherwise effect the purposes of this Agreement. Without limiting the foregoing, Pledgor will take all action necessary to enable Secured Party to comply with Chapter 8 and Chapter 9 of the UCC relative to perfection of the security interests in the Collateral under this Agreement.

         5. Additional Securities. Pledgor shall not consent to or approve the issuance of any additional shares of any class of Capital Stock of the issuer of any Pledged Shares, or any securities convertible into, or exchangeable for, any such shares or ownership interest or any warrants, options, rights or other commitments entitling any Person to purchase or otherwise acquire any such shares or any additional ownership interest (any of the foregoing herein an "Equity Right"); provided however, Pledgor may consent to or approve the issuance of any Equity Right if such Equity Right is granted to Pledgor and is delivered to Secured Party as additional Collateral in accordance with the terms hereof to secure the Secured Obligations.

         6. Performance By Secured Party. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may take such action as may be deemed necessary by Secured Party to protect its interest in the Collateral, and expenses of Secured Party incurred in connection therewith shall be a part of the Secured Obligations secured by the Collateral and payable by Pledgor to Secured Party on demand.

         7.      Power of Attorney. Pledgor hereby irrevocably appoints
Secured Party as Pledgor's attorney-in-fact, such power being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action authorized under paragraph 4(f) and to take any other action or execute and deliver any notice, demand or instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to perfect its interests, rights and benefits under this Agreement or, upon and during the continuation of any Event of Default to dispose of and transfer any Collateral or otherwise protect or enforce its rights under this Agreement. Pledgor irrevocably authorizes any other person to rely upon and comply with any notice, demand, stock power or other document signed by Secured Party, whether in the name of Secured Party or Pledgor, the same as if such notice or demand were executed and delivered by Pledgor, and Pledgor agrees to indemnify and hold Secured Party and any such other person harmless from any and all claims resulting from such compliance. Unless an Event of Default has occurred and is continuing, the right to vote the Pledged Shares and other rights in respect of ownership thereof (excluding the right to dispose of or encumber the Collateral) shall remain vested in Pledgor subject to Secured Party's rights under this Agreement

         8. Notification to Issuers. Secured Party shall be entitled at any time to take such action as it deems necessary in order to register its security interest, collateral assignment, lien and pledge in the Pledged Shares with the issuer thereof or otherwise notify such issuer of Secured Party's interests in the Pledged Shares.

         9. Default. An Event of Default ("Event of Default") shall exist under this Agreement upon the occurrence of any one or more of the following events: (a) default by Pledgor in the performance or observance of any of the covenants, terms or conditions herein; (b) any "Event of Default" as defined by the Credit Agreement; (c) any representation or warranty contained herein or made or furnished by Pledgor in connection herewith shall be false or misleading in any material respect as of the date made or deemed to have been made; (d) the filing of any petition in bankruptcy, or any other insolvency proceeding, by or against Pledgor under the United States Bankruptcy Code or any other applicable law; or (e) any repudiation by Pledgor, or impairment of, Secured Party's rights under this Agreement.

         10. Remedies. Upon the occurrence and at any time during the continuance of an Event of Default, Secured Party may from time to time in its discretion, without limitation and without notice, except as expressly provided in the Credit Agreement: (a) exercise in respect of the Collateral all the rights and remedies of a secured party under the UCC; (b) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest, pledge and lien granted hereunder by any available judicial procedure; (c) sell or otherwise dispose of, at Secured Party's office, or on the premises of Pledgor, or elsewhere, the Collateral, in whole or in part, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Secured Obligations have been paid and performed in full); (d) buy the Collateral, or any portion thereof, at any public sale; (e) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations; or (f) apply for the appointment of a receiver for the Collateral. Pledgor agrees that in the event Pledgor is entitled to receive any notice of the sale or other disposition of any Collateral, notice shall be deemed reasonable if deposited in the United States Mail, postage prepaid, or courier delivered or telecopied, addressed to Pledgor's address for notice specified herein, five (5) days prior to the date of any public sale, or the date after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to proceed with any such sale, regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         11. Disposition of the Pledged Shares Upon Default. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws (including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1944 and state "Blue Sky" laws) and that Secured Party may determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each such private sale may be at prices and other terms less favorable than what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of
Section 9.504(c) of the UCC, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws, and in such event, Secured Party may bid for the purchase of such securities. Any purchaser at a sale conducted pursuant to the terms of this Agreement shall hold the property sold absolutely, free from any claim or right on the part of Pledgor. Each and every purchaser of any of the Pledged Shares shall be vested with all shareholder's ownership rights including, without limitation, all voting, dividend and distribution rights. Pledgor agrees that Secured Party may purchase the Pledged Shares or any part thereof at any sale conducted in accordance herewith provided that at least five (5) days prior notice of such sale has been furnished to Pledgor.

         12. Interest Payments and Collateral Substitution. Upon the occurrence and during the continuance of an Event of Default, all rights, if any, of Pledgor to receive and retain interest payments, dividends and other distributions on the Collateral shall automatically be suspended, and all such rights shall thereupon become vested with Secured Party, until such time as may be agreed otherwise by Secured Party in writing. All interest payments, dividends or other distributions which may be received by Pledgor at any time when the receipt of same by Pledgor is prohibited by this Agreement shall be received by Pledgor and held in trust for the benefit of Secured Party and shall be segregated from other property of Pledgor and forthwith delivered to Secured Party in the form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

         13. Indemnity. WITHOUT LIMITATION OF THE APPLICABILITY OF ANY OTHER PROVISION OF THE LOAN DOCUMENTS, THE PROVISIONS OF SECTION 12.4 ("INDEMNITY") OF THE CREDIT AGREEMENT HEREBY ARE INCORPORATED HEREIN BY REFERENCE AND PLEDGOR ACKNOWLEDGES THAT ITS OBLIGATIONS THEREUNDER SHALL HAVE FULL APPLICABILITY TO ANY INDEMNIFIED CLAIMS RELATING TO OR IN CONNECTION WITH THIS AGREEMENT AS FULLY AS IF SET FORTH HEREIN AT LENGTH. THE INDEMNIFICATION PROVIDED FOR IN THIS PARAGRAPH SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND SHALL EXTEND AND CONTINUE TO BENEFIT EACH INDIVIDUAL OR ENTITY WHO IS OR HAS AT ANY TIME BEEN AN INDEMNIFIED PERSON HEREUNDER. IT IS AGREED THAT SECURED PARTY SHALL HAVE NO OBLIGATION TO TAKE NECESSARY STEPS TO PRESERVE RIGHTS AGAINST PRIOR PARTIES, IF ANY.

         14. Costs and Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all costs, fees and expenses (including, without limitation, reasonable attorneys' fees and expenses), which Secured Party may incur in connection with the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, or the exercise or enforcement of any of the rights of Secured Party under this Agreement.

         15. No Commitment. Nothing in this Agreement shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit for the benefit of Pledgor.

         16. Notices. Except as otherwise provided in this Agreement, all notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given in accordance with the terms of Section 12.2 ("Notices") of the Credit Agreement, the provisions of which are incorporated herein by reference.

         17.     Waivers. In connection with all matters pertaining to this
Agreement:

                 (a) Pledgor hereby waives: (i) notice of acceptance of this Agreement; (ii) notice of presentment for payment, demand, protest and notice thereof as to any promissory notes or other instruments among the Loan Documents; (iii) all other notices and demands except to the extent otherwise expressly provided herein; and
         (iv) any defense arising by reason of any defense of any other Person obligated for payment for all or any portion of the Secured

         Obligations or by reason of the release or other termination of the liability of any such Person in respect thereof.

                 (b) Pledgor hereby waives and agrees not to assert against Secured Party: (i) any defense (legal or equitable), setoff, counterclaim or claim which it may now or at any time hereafter have against any other party liable to Secured Party; (ii) any defense, setoff, counterclaim or claim of any kind or nature available to any other Person against Secured Party, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Secured Obligations or any security therefor;
         (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Secured Party under any applicable law; and (iv) the benefit of any statute of limitations affecting any other Person's liability hereunder.

                 (c) Pledgor hereby consents and agrees that, without notice or consent and without affecting or impairing its obligations hereunder, Secured Party may, by action or inaction: (i) compromise, settle, extend the duration or the time for the payment of, discharge the performance of or refuse to or otherwise not enforce the Loan Documents; (ii) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to any other Person in respect thereof; (iii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; and (iv) release or substitute any Guarantor of the Obligations, or enforce, exchange, release or waive any security for the Obligations or any Guaranty of the Obligations, or any portion thereof.

         18. Waiver of Trial By Jury. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST PLEDGOR OR SECURED PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH SUCH PARTY ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

         19. Non-Impairment; Non-Waiver. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Obligations, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral or any other "Collateral" as defined in the Credit Agreement, or
(iii) any release or indulgence granted to any endorser, Guarantor or surety of the Obligations. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder. Secured Party may waive any Event of Default of Pledgor without waiving any other prior or subsequent Event of Default of Pledgor. Secured Party may remedy any default without waiving the Event of Default of Pledgor remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default of Pledgor shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof nor consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to, nor demand on, Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances. Pledgor consents and agrees that, without notice to or by Pledgor and without affecting or impairing the obligations of Pledgor hereunder, Secured Party may, by action or inaction: (a) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Credit Agreement or any other Loan Document; (b) release all or any one or more parties to the Credit Agreement or any other Loan Document or grant other indulgences to Pledgor, and such other parties in respect thereof; (c) amend or modify in any manner and at any time (or from time to time) the Credit Agreement or any other Loan Document; or (d) release or substitute any other Person, if any, liable for payment or performance of the Obligations, or enforce, exchange, release or waive any security for the Obligations or any Guaranty of the Obligations, or any portion thereof.

         20.    Benefit; Equivalent Value. Pledgor represents to Secured
Party that execution and performance of this Agreement is in the best interest of Pledgor and that any extension of credit under the Credit Agreement is reasonably expected to directly benefit Pledgor and that such benefits are of reasonably equivalent value to Pledgor, and Pledgor acknowledges that the execution and delivery of this Agreement is a condition precedent to the extension of any such credit. Execution, delivery and performance by Pledgor of this Agreement does not, and will not, violate or contravene any provision of Pledgor's articles of incorporation, bylaws or any other agreement governing or affecting Pledgor.

         21. No Election. Secured Party shall have the right to seek recourse under this Agreement to the fullest extent provided for herein, and no election by Secured Party to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Secured Party's right to proceed in any other form of action or proceeding or against other parties unless Secured Party has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Secured Party under any document or instrument evidencing the Secured Obligations shall serve to diminish the obligations of Pledgor under this Agreement, except to the extent that Secured Party finally and unconditionally shall have realized in full, indefeasible payment of all of the Secured Obligations by such action or proceeding.

         22. Successors and Assigns. This Agreement shall be binding on Pledgor and its successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns. Secured Party's rights under this Agreement may be transferred in connection with any transfer of the Secured Obligations, or any part thereof, to the extent not otherwise prohibited by the Credit Agreement. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

         23. Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under the Credit Agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

         24. Entire Agreement. This Agreement embodies the entire agreement between the parties relating to the subject matter hereof, and may be modified or amended only by an instrument in writing executed by an authorized officer of both Secured Party and Pledgor. It is expressly agreed that no conversations, statements, negotiations or other verbal communications between Secured Party and Pledgor, nor any purported modification or amendment, or waiver, shall be binding unless the same is evidenced in writing, executed by an authorized officer of Secured Party and Pledgor.

         25. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF TEXAS.

         26. Copies Valid as Financing Statements. Pledgor grants to Secured Party a special power of attorney to sign its name, on its behalf, to any financing statement describing the Collateral, or any part thereof, or to any amendment of any financing statement filed pursuant to this Agreement, and to file such financing statement or amendment in any jurisdiction deemed necessary by Secured Party to perfect Secured Party's interests under this Agreement. A carbon, photographic or other reproduction, including photocopy, telecopy or electronic transmission, of this Agreement or any financing statement shall be sufficient as a financing statement and may be filed as an original.

         27. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future laws effective during the term of the Credit Agreement, such provisions shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement. In such case, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected thereby.

         28. Multiple Counterparts. This Agreement may be executed simultaneously in one or more multiple originals, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         29. Survival. All covenants, agreements, representations and warranties made by Pledgor herein shall survive the execution, delivery and closing of this Agreement, and all documents executed in connection herewith, and shall not be affected by any investigation made by any party.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of the effective date specified in the preamble.

                                           PHYSICIAN RELIANCE NETWORK, INC.


                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                           BANK ONE, TEXAS, N.A., as Agent


                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                   Schedule 1
                                       to
                                Pledge Agreement

----------------------------------------------------------------------------------------------
                   Person                  Ownership      Number of     Certificate  Par Value
                    and                    Interest        Shares         Number
              Type of Entity                              Units or %
                                                           Interest
----------------------------------------------------------------------------------------------
1. TOPS Pharmacy Services, Inc.             common stock
----------------------------------------------------------------------------------------------
2. Innovative Medical Communications, Inc.  common stock      800            1
----------------------------------------------------------------------------------------------
3. PRN Research, Inc.                       common stock
----------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------
6.
----------------------------------------------------------------------------------------------
7.
----------------------------------------------------------------------------------------------
8.
----------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------
11.
----------------------------------------------------------------------------------------------
12.
----------------------------------------------------------------------------------------------
13.
----------------------------------------------------------------------------------------------
14.
----------------------------------------------------------------------------------------------
15.
----------------------------------------------------------------------------------------------
16.
----------------------------------------------------------------------------------------------





Schedule 1 - Solo Page

                                   Schedule 2
                                       to
                                Pledge Agreement

                                Pledge Amendment


         This Pledge Amendment, dated _____________, ____, is delivered pursuant to paragraph 4(f) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated June 11, 1997, among the undersigned and Bank One, Texas, N.A., as agent, as Secured Party (the "Pledge Agreement", capitalized terms defined therein being used herein as therein defined), Schedule 1 to the Pledge Agreement is hereby amended to add the property described below and the property listed on this Pledge Amendment shall be part of the Collateral and shall secure all Secured Obligations.


                                           PHYSICIAN RELIANCE NETWORK, INC.


                                           By:
                                              -------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------


================================================================================
      Person          Ownership       Number of        Certificate        Par
                      Interest         Shares,           Number          Value
                                      Units or %
                                       Interest
================================================================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================





Schedule 2 - Solo Page

                                  EXHIBIT "G"

                  Form of Pledging Subsidiary Pledge Agreement

                                                                    Draft Dated
                                                                       06/10/97


                                PLEDGE AGREEMENT
                             (Pledging Subsidiary)


     This PLEDGE AGREEMENT (this "Agreement"), dated ____________, 1997, is executed and delivered by __________________, a ___________________
("Pledgor"), to and in favor of BANK ONE, TEXAS, N.A., a national banking association, as agent for itself and the other Lenders (as such term is hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, "Agent").

                                   RECITALS:

     A. Physician Reliance Network, Inc. ("Borrower"), the lenders named therein (together with their successors and assigns, the "Lenders"), NationsBank of Texas, N.A., (as a Lender and co-agent ("Co-Agent")) and Agent are, concurrently herewith, entering into that certain Amended and Restated Credit Agreement dated June __, 1997 (as the same may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, the "Credit Agreement "), and, in connection therewith, inter alia Borrower is executing and delivering to each of the Lenders a Revolving Note (as defined in the Credit Agreement) which together with the other Revolving Notes executed and delivered by Borrower to the Lenders on the Closing Date (as defined in the Credit Agreement) in connection with the Credit Agreement are in the aggregate principal amount of $140,000,000 (such Revolving Notes, as they may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, are hereinafter individually called a "Note" and collectively called the "Notes"; the Credit Agreement, the Notes and the other Loan Documents (as defined in the Credit Agreement) and any and all amendments, modifications, renewals, extensions, restatements and/or supplements thereto from time to time, are hereinafter collectively called the "Loan Documents");

     B. Execution and delivery of this Agreement is a condition to Agent and the Lenders entering into the Credit Agreement and the funding of Advances pursuant thereto;

     C. Pledgor is the owner of the Pledged Shares (as such term is defined below). Pursuant to the terms of the Credit Agreement, and has determined that availability of extensions of credit by the Lenders to Borrower under the Notes and pursuant to the Credit Agreement provides direct and indirect benefits to Pledgor.

     D. Pledgor is the owner of the Pledged Shares, and in consideration of the benefits provided to Pledgor under the Credit Agreement, Pledgor has agreed to grant to Agent a continuing security interest, collateral assignment, lien and pledge in and to all right, title and interest of Pledgor in the Collateral (as such term is defined below), as security for the Secured Obligations (as such term is defined below), on the terms prescribed below.

     THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor and Agent each hereby agrees as follows:

                                   AGREEMENT:

     1. Definitions. Unless otherwise defined in this Agreement, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

          "Agent" has the meaning set forth in the introductory paragraph of this Agreement.

          "Borrower" has the meaning set forth in Recital A of this Agreement.

          "Collateral" has the meaning set forth in paragraph 2.

          "Event of Default" means any Event of Default defined in paragraph 7.

          "Lender" means each of the "Lenders" as such term is defined in the Credit Agreement, and "Lenders" means all of such Lenders, collectively.

          "Credit Agreement" means that certain Amended and Restated Credit Agreement dated as of June , 1997, among Borrower, the Lenders, Co-Agent and Agent, as the same may be renewed, extended, modified, supplemented, amended or restated from time to time.

          "Equity Rights" has the meaning set forth in paragraph 5.

          "Pledge Amendment" has the meaning set forth in paragraph 4.

          "Pledged Shares" has the meaning set forth in paragraph 2.

          "Pledgor" has the meaning set forth in the introductory paragraph of this Agreement.

          "Secured Obligations" means all "Obligations" as defined in the Credit Agreement, all costs, fees and expenses incurred by Secured Party in enforcing this Agreement, and any and all renewals, extensions, increases, amendments, modifications, supplements or restatements thereof.

          "Secured Party" means Agent and its successors and assigns, and includes any person to whom Agent, or its successors or assigns, may assign its rights and interests under this Agreement.

               "UCC" means the Texas Uniform Commercial Code.

Unless expressly provided otherwise, all terms defined in the Credit Agreement, wherever used in this Agreement, shall have the same meanings as are prescribed by the Credit Agreement, and all terms defined by the UCC, wherever used herein, shall have the same meanings as are prescribed by the UCC.

          2. Security Interest and Pledge. As collateral security for the prompt payment in full when due of the Secured Obligations, Pledgor hereby pledges and grants to Secured Party a first priority security interest in all of Pledgor's right, title and interest in and to the following property (such property being hereinafter sometimes called the "Collateral"):

                    (a) all the Capital Stock issued by, and all other ownership interest in, the Persons described on Schedule I hereof and all Material Subsidiaries hereafter created or acquired and owned by Pledgor, whether any of the foregoing are now owned or hereafter acquired, including, without limitation, the Capital Stock or other ownership interests described on Schedule 1 (the "Pledged Shares"); and

                    (b) all products, proceeds, revenues, distributions, dividends, stock dividends, securities and other property, rights, interests and other general intangibles that Pledgor receives or is at any time entitled to receive on account of the property described in clause (a) preceding.

Anything contained in this Agreement or in any other Loan Document to the contrary notwithstanding, the indebtedness, liabilities and obligations of Pledgor hereunder shall not exceed an aggregate amount equal to the greatest amount that would not render Pledgor's obligations under this Agreement subject to avoidance under Sections 544, 548 or 550 of the Federal Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors; provided however, that for purposes of this proviso it shall be presumed that the Secured Obligations of Pledgor under this Agreement do not equal or exceed any aggregate amount which would render Pledgor's indebtedness, liabilities or obligations under this Agreement subject to being so avoided, set aside or annulled, and the burden of proof to the contrary shall be on the party asserting to the contrary. Subject to, but without limiting the generality of the foregoing proviso, the provisions of this Agreement are severable and, in any action or proceeding involving any state corporate law or any bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights, if the indebtedness, liabilities or obligations of Pledgor under this Agreement would otherwise be held or determined to be void, invalid or unenforceable on account of the amount thereof under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the amount thereof shall, without any further action by Pledgor, Agent, any Lender or any other Person, be automatically limited and reduced to the greatest amount which is valid and enforceable as determined in such action or proceeding.

          3. Representations and Warranties. Pledgor hereby represents and warrants the following to Secured Party: (a) Pledgor has the power and authority to execute and perform this Agreement; (b) this Agreement constitutes legal, valid and binding obligations of Pledgor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights generally;
(c) Pledgor has good and transferable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement; (d) no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the
Collateral: (e) the execution and performance of this Agreement by Pledgor will not conflict with any agreement, law or regulation, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral; (f) no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the execution and performance of this Agreement; (g) all of Pledgor's records concerning the Collateral shall be maintained at the principal office of Pledgor which, as of the date hereof, is located at the address for notice specified herein for Pledgor; and (h) the Pledged Shares are wholly comprised of unrestricted assets of the Pledgor.

     4. Covenants. So long as any of the Secured Obligations remain unpaid, Pledgor covenants and agrees with Secured Party as follows:

               (a) Delivery. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Secured Party each certificate identified on Schedule 1 hereof, accompanied by undated stock powers or assignments, as applicable, duly executed in blank. Each time Schedule 1 hereto is amended in accordance with paragraph 4(f) hereof or otherwise, Pledgor shall deliver to Secured Party each new certificate identified thereon, accompanied by undated stock powers or assignments, as applicable, duly executed in blank.

               (b) Disposition of Pledged Shares. Pledgor shall not sell, transfer, deliver or otherwise dispose of any of the Collateral or any interest therein without the express written permission of Secured Party.

               (c) Ownership and Liens. Pledgor will maintain good and defensible title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to the Collateral. At its sole expense, Pledgor will defend Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

               (d) Possession of Pledged Shares. The Pledged Shares are certificated and are evidenced by share certificates issued by the issuer thereof in the name of Pledgor. Promptly upon execution of this Agreement, Pledgor shall deliver, or cause to be delivered, to Lender each certificate evidencing the Pledged Shares, together with stock powers duly executed in blank with respect to all such certificates. Promptly upon issuance or receipt thereof, Pledgor shall deliver, or cause to be delivered, to Secured Party, all other share certificates and other instruments or documents from time to time evidencing any of the Pledged Shares or any stock, stock dividends, stock splits, non-cash distributions, warrants and rights received with respect to any of the Pledged Shares, together with stock powers duly executed in blank with respect to all such share certificates. Secured Party hereby is appointed to retain physical possession of the certificates and instruments representing or evidencing Pledged Shares in accordance with the provisions of this Agreement. Any and all certificates or other property or items referenced in this paragraph 4(d) from time to time coming within the possession of Pledgor, and any and all proceeds thereof, shall be held in trust for the benefit of Secured Party and forthwith delivered to Secured Party in the form received.

               (e) Inspection of Books and Records. Pledgor will keep adequate records concerning the Collateral. Secured Party and its representatives and agents shall have the right to inspect and copy such records at any time during normal business hours.

               (f) Additional Pledged Collateral. Pledgor shall pledge hereunder, immediately upon its acquisition thereof, any and all additional Pledged Shares evidencing Collateral, including any and all shares of Capital Stock of any Person whose Capital Stock is required to be pledged pursuant to Article 3 of the Credit Agreement. Pledgor agrees that it will, upon obtaining any additional Capital Stock required to be pledged hereunder as provided in this paragraph 4 promptly (and in any event within fifteen (15) Business Days) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule 2 annexed hereto (a "Pledge Amendment"), in respect of the additional property to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all property listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Collateral; provided that the failure of Pledgor to execute a Pledge Amendment with respect to any additional property pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

               (g) Margin Shares. Pledgor represents to Secured Party that none of the Pledged Shares constitute "margin stock" as defined by Regulation "U" of the Board of Governors of the Federal Reserve Board.

               (h) Further Assurances. Pledgor will from time to time, at its sole expense, promptly execute and deliver all further instruments, financing statements and documents and take all further action necessary or appropriate or that Secured Party may request in order to achieve and maintain perfection and priority of Secured Party's security interests under this Agreement and otherwise effect the purposes of this Agreement. Without limiting the foregoing, Pledgor will take all action necessary to enable Secured Party to comply with Chapter 8 and Chapter 9 of the UCC relative to perfection of the security interests in the Collateral under this Agreement.

     5. Additional Securities. Pledgor shall not consent to or approve the issuance of any additional shares of any class of Capital Stock of the issuer of any Pledged Shares, or any securities convertible into, or exchangeable for, any such shares or ownership interest or any warrants, options, rights or other commitments entitling any Person to purchase or otherwise acquire any such shares or any additional ownership interest (any of the foregoing herein an "Equity Right"); provided however, Pledgor may consent to or approve the issuance of any Equity Right if such Equity Right is granted to Pledgor and is delivered to Secured Party as additional Collateral in accordance with the terms hereof to secure the Secured Obligations.

     6. Performance By Secured Party. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may take such action as may be deemed necessary by Secured Party to protect its interest in the Collateral, and expenses of Secured Party incurred in connection therewith shall be a part of the Secured Obligations secured by the Collateral and payable by Pledgor to Secured Party on demand.

     7. Power of Attorney. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action authorized under paragraph 4(f) and to take any other action or execute and deliver any notice, demand or instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to perfect its interests, rights and benefits under this Agreement or, upon and during the continuation of any Event of Default to dispose of and transfer any Collateral or otherwise protect or enforce its rights under this Agreement. Pledgor irrevocably authorizes any other person to rely upon and comply with any notice, demand, stock power or other document signed by Secured Party, whether in the name of Secured Party or Pledgor, the same as if such notice or demand were executed and delivered by Pledgor, and Pledgor agrees to indemnify and hold Secured Party and any such other person harmless from any and all claims resulting from such compliance. Unless an Event of Default has occurred and is continuing, the right to vote the Pledged Shares and other rights in respect of ownership thereof (excluding the right to dispose of or encumber the Collateral) shall remain vested in Pledgor subject to Secured Party's rights under this Agreement

     8. Notification to Issuers. Secured Party shall be entitled at any time to take such action as it deems necessary in order to register its security interest, collateral assignment, lien and pledge in the Pledged Shares with the issuer thereof or otherwise notify such issuer of Secured Party's interests in the Pledged Shares.

     9. Default. An Event of Default ("Event of Default") shall exist under this Agreement upon the occurrence of any one or more of the following events:
(a) default by Pledgor in the performance or observance of any of the covenants, terms or conditions herein; (b) any "Event of Default" as defined by the Credit Agreement; (c) any representation or warranty contained herein or made or furnished by Pledgor in connection herewith shall be false or misleading in any material respect as of the date made or deemed to have been made; (d) the filing of any petition in bankruptcy, or any other insolvency proceeding, by or against Pledgor or Borrower under the United States Bankruptcy Code or any other applicable law; or (e) any repudiation by Pledgor, or impairment of, Secured Party's rights under this Agreement.

     10. Remedies. Upon the occurrence and at any time during the continuance of an Event of Default, Secured Party may from time to time in its discretion, without limitation and without notice, except as expressly provided in the Credit Agreement: (a) exercise in respect of the Collateral all the rights and remedies of a secured party under the UCC; (b) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest, pledge and lien granted hereunder by any available judicial procedure; (c) sell or otherwise dispose of, at Secured Party's office, or on the premises of Pledgor, or elsewhere, the Collateral, in whole or in part, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Secured Obligations have been paid and performed in full); (d) buy the Collateral, or any portion thereof, at any public sale; (e) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations; or (f) apply for the appointment of a receiver for the Collateral. Pledgor agrees that in the event Pledgor is entitled to receive any notice of the sale or other disposition of any Collateral, notice shall be deemed reasonable if deposited in the United States Mail, postage prepaid, or courier delivered or telecopied, addressed to Pledgor's address for notice specified herein, five
(5) days prior to the date of any public sale, or the date after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to proceed with any such sale, regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     11. Disposition of the Pledged Shares Upon Default. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws (including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1944 and state "Blue Sky" laws) and that Secured Party may determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof Pledgor acknowledges that each such private sale may be at prices and other terms less favorable than what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bonafide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the UCC, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws, and in such event, Secured Party may bid for the purchase of such securities. Any purchaser at a sale conducted pursuant to the terms of this Agreement shall hold the property sold absolutely, free from any claim or right on the part of Pledgor. Each and every purchaser of any of the Pledged Shares shall be vested with all shareholder's ownership rights including, without limitation, all voting, dividend and distribution rights. Pledgor agrees that Secured Party may purchase the Pledged Shares or any part thereof at any sale conducted in accordance herewith provided that at least five (5) days prior notice of such sale has been furnished to Pledgor.

     12. Interest Payments and Collateral Substitution. Upon the occurrence and during the continuance of an Event of Default, all rights, if any, of Pledgor to receive and retain interest payments, dividends and other distributions on the Collateral shall automatically be suspended, and all such rights shall thereupon become vested with Secured Party, until such time as may be agreed otherwise by Secured Party in writing. All interest payments, dividends or other distributions which may be received by Pledgor at any time when the receipt of same by Pledgor is prohibited by this Agreement shall be received by Pledgor and held in trust for the benefit of Secured Party and shall be segregated from other property of Pledgor and forthwith delivered to Secured Party in the form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

     13. Indemnity. WITHOUT LIMITATION OF THE APPLICABILITY OF ANY OTHER PROVISION OF THE LOAN DOCUMENTS, THE PROVISIONS OF SECTION 12.4 ("INDEMNITY") OF THE CREDIT AGREEMENT HEREBY ARE

INCORPORATED HEREIN BY REFERENCE AND PLEDGOR ACKNOWLEDGES THAT THE OBLIGATIONS OF BORROWER REFERENCED THEREIN SHALL HAVE FULL APPLICABILITY TO PLEDGOR HEREUNDER AND ANY INDEMNIFIED CLAIMS RELATING TO OR IN CONNECTION WITH THIS AGREEMENT AS FULLY AS IF SET FORTH HEREIN AT LENGTH. THE INDEMNIFICATION PROVIDED FOR IN THIS PARAGRAPH SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND SHALL EXTEND AND CONTINUE TO BENEFIT EACH INDIVIDUAL OR ENTITY WHO IS OR HAS AT ANY TIME BEEN AN INDEMNIFIED PERSON HEREUNDER. IT IS AGREED THAT SECURED PARTY SHALL HAVE NO OBLIGATION TO TAKE NECESSARY STEPS TO PRESERVE RIGHTS AGAINST PRIOR PARTIES, IF ANY.

     14. Costs and Expenses. Subject to the limitations of paragraph 2, Pledgor will upon demand pay to Secured Party the amount of any and all costs, fees and expenses (including, without limitation, reasonable attorneys' fees and expenses), which Secured Party may incur in connection with the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, or the exercise or enforcement of any of the rights of Secured Party under this Agreement.

     15. No Commitment. Nothing in this Agreement shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit for the benefit of Borrower or Pledgor.

     16. Notices. Except as otherwise provided in this Agreement, all notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given to the parties hereto, at the addresses set forth below, in accordance with the terms of Section 12.2 ("Notices") of the Credit Agreement, the provisions of which are incorporated herein by reference.

Pledgor:                                     With  a  copy  to:

________________________________             Physician Reliance Network, Inc.
________________________________             Two Lincoln Centre
________________________________             5420 LBJ Freeway, Suite 900
________________________________             Dallas, Texas  75240
                                             Attention: Patricia A. Secchio,
Attention:______________________                        Assistant Secretary
                                             Telecopy:  (214) 387-0049
Telecopy: ______________________

Agent:                                     With a copy to:

Bank One, Texas, N.A.                      Jenkens & Gilchrist, P.C.
1717 Main Street                           1445 Ross Avenue, Suite 3200
Dallas, Texas 75201                        Dallas, Texas 75202-2799
Attention:   Healthcare Finance            Attention: Terry G. Freeman, Esq.
             Group: URGENT
Telecopy:  (214) 290-2492                  Telecopy: (214) 855-4300

Lenders:

At the respective addresses shown adjacent to each Lender's name on the signature pages of the Credit Agreement or the most recent Assignment and Acceptance with respect to a Lender, or such other address as may hereafter be designated and delivered in writing.

17. Waivers. In connection with all matters pertaining to this Agreement:

     (a) Pledgor hereby waives: (i) notice of acceptance of this Agreement;
(ii) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Obligations thereunder; (iii) notice of the amount of the Secured Obligations, subject, however, to the right to make inquiry of Secured Party to ascertain the amount of the Secured Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase the risk with respect to Borrower under this Agreement; (v) notice of presentment for payment, demand, protest and notice thereof as to any promissory notes or other instruments among the Loan Documents; (vi) all other notices and demands except to the extent otherwise expressly provided herein;
(vii) any right by statute or otherwise to require Secured Party to institute suit against Borrower or to exhaust any rights and remedies which Secured Party has or may have against Borrower; (viii) any defense arising by reason of any defense of any other Person obligated for payment for all or any portion of the Secured Obligations or by reason of the release or other termination of the liability of any such Person in respect thereof.

     (b) Pledgor hereby waives and agrees not to assert against Secured Party:
(i) any defense (legal or equitable), setoff, counterclaim or claim which it may now or at any time hereafter have against Borrower or any other party liable to Secured Party; (ii) any defense, setoff, counterclaim or claim of any kind or nature available to any other Person against Secured Party, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Secured Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Secured Party under any applicable law; (iv) the benefit of any statute of limitations affecting other Person's liability hereunder.

     (c) Pledgor hereby waives: (i) any right it has or may have against Borrower with respect to the Secured Obligations; (ii) any right to proceed against Borrower, now or hereafter, for contribution, indemnity, reimbursement and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which it may now have or hereafter have as against Borrower with respect to the Secured Obligations; and (iii) any rights of recourse to or with respect to any property of Borrower.

               (d) Pledgor hereby consents and agrees that, without notice or consent and without affecting or impairing its obligations hereunder, Secured Party may, by action or inaction: (i) compromise, settle, extend the duration or the time for the payment of, discharge the performance of or refuse to or otherwise not enforce the Loan Documents; (ii) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to any other Person in respect thereof; (iii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or (iv) release or substitute any Guarantor, if any, of the Obligations (as defined in the Credit Agreement), or enforce, exchange, release or waive any security for the Obligations or any Guaranty of the Obligations, or any portion thereof.

     18. Financial Condition of Borrower. Pledgor represents and warrants to Secured Party that Pledgor is currently informed of the financial condition of Borrower and has had the opportunity to make a diligent inquiry with respect to facts and circumstances which bear upon the risk of nonpayment of the Obligations. Pledgor further represents and warrants to Secured Party that Pledgor has read and understands the terms and conditions of the Credit Agreement and the other Loan Documents. Pledgor hereby covenants that Pledgor (without reliance upon Secured Party) will continue to keep informed of Borrower's financial condition, the financial condition of any other Persons ever liable for payment or performance of the Obligations and the Secured Obligations and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations and the Secured Obligations without requirement of notice by Secured Party.

     19. Waiver of Trial By Jury. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST PLEDGOR OR SECURED PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH SUCH PARTY ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     20. Non-Impairment; Non-Waiver. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Obligations,
(ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral or any other "Collateral" as defined in the Credit Agreement, or (iii) any release or indulgence granted to Borrower or any endorser, Guarantor or surety of the Obligations. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder. Secured Party may waive any Event of Default of Borrower or Pledgor without waiving any other prior or subsequent Event of Default of

Borrower or Pledgor. Secured Party may remedy any default without waiving the Event of Default of Borrower or Pledgor remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default of Borrower or Pledgor shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof nor consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to, nor demand on, Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances. Pledgor consents and agrees that, without notice to or by Pledgor and without affecting or impairing the obligations of Pledgor hereunder, Secured Party may, by action or inaction: (a) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Credit Agreement or any other Loan Document, (b) release all or any one or more parties to the Credit Agreement or any other Loan Document or grant other indulgences to Borrower, and such other parties in respect thereof, (c) amend or modify in any manner and at any time (or from time to time) the Credit Agreement or any other Loan Document; or (d) release or substitute any other Person, if any, liable for payment or performance of the Obligations, or enforce, exchange, release or waive any security for the Obligations or any Guaranty of the Obligations, or any portion thereof.

     21. Benefit; Equivalent Value. Pledgor represents to Secured Party that execution and performance of this Agreement is in the best interest of Pledgor and that any extension of credit under the Credit Agreement is reasonably expected to directly and indirectly benefit Pledgor and that such benefits are of reasonably equivalent value to Pledgor, and Pledgor acknowledges that the execution and delivery of this Agreement is a condition precedent to the extension of any such credit. Execution, delivery and performance by Pledgor of this Agreement does not, and will not, violate or contravene any provision of Pledgor's articles of incorporation, partnership agreement, bylaws, operating agreement (as applicable) or any other agreement governing or affecting Pledgor.

     22. No Election. Secured Party shall have the right to seek recourse under this Agreement to the fullest extent provided for herein, and no election by Secured Party to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Secured Party's right to proceed in any other form of action or proceeding or against other parties unless Secured Party has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Secured Party under any document or instrument evidencing the Secured Obligations shall serve to diminish the obligations of Pledgor under this Agreement, except to the extent that Secured Party finally and unconditionally shall have realized in full, indefeasible payment of all of the Secured Obligations by such action or proceeding.

     23. Successors and Assigns. This Agreement shall be binding on Pledgor and its successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns. Secured Party's rights under this Agreement may be transferred in connection with any transfer of the Secured Obligations, or any part thereof, to the extent not otherwise prohibited by the Credit

Agreement. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

     24. Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under the Credit Agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

     25. Entire Agreement. This Agreement embodies the entire agreement between the parties relating to the subject matter hereof, and may be modified or amended only by an instrument in writing executed by an authorized officer of both Secured Party and Pledgor. It is expressly agreed that no conversations, statements, negotiations or other verbal communications between Secured Party and Pledgor, nor any purported modification or amendment, or waiver, shall be binding unless the same is evidenced in writing, executed by an authorized officer of Secured Party and Pledgor.

     26. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF TEXAS.

     27. Copies Valid as Financing Statements. Pledgor grants to Secured Party a special power of attorney to sign its name, on its behalf, to any financing statement describing the Collateral, or any part thereof, or to any amendment of any financing statement filed pursuant to this Agreement, and to file such financing statement or amendment in any Jurisdiction deemed necessary by Secured Party to perfect Secured Party's interests under this Agreement. A carbon, photographic or other reproduction, including photocopy, telecopy or electronic transmission, of this Agreement or any financing statement shall be sufficient as a financing statement and may be filed as an original.

     28. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future laws effective during the term of the Credit Agreement, such provisions shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement. In such case, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected thereby.

     29. Multiple Counterparts. This Agreement may be executed simultaneously in one or more multiple originals, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     30. Survival. All covenants, agreements, representations and warranties made by Pledgor herein shall survive the execution, delivery and closing of this Agreement, and all documents executed in connection herewith, and shall not be affected by any investigation made by any party.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of the effective date specified in the preamble.

                                           [PLEDGING SUBSIDIARY]


                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                           BANK ONE, TEXAS, N.A., as Agent


                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                   Schedule 1
                                       to
                                Pledge Agreement

----------------------------------------------------------------------------------------------
                   Person                  Ownership      Number of     Certificate  Par Value
                    and                    Interest        Shares         Number
              Type of Entity                              Units or %
                                                           Interest
----------------------------------------------------------------------------------------------
1.
----------------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------
6.
----------------------------------------------------------------------------------------------
7.
----------------------------------------------------------------------------------------------
8.
----------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------
11.
----------------------------------------------------------------------------------------------
12.
----------------------------------------------------------------------------------------------
13.
----------------------------------------------------------------------------------------------
14.
----------------------------------------------------------------------------------------------
15.
----------------------------------------------------------------------------------------------
16.
----------------------------------------------------------------------------------------------





Schedule 1 - Solo Page

                                   Schedule 2
                                       to
                                Pledge Agreement

                                Pledge Amendment


         This Pledge Amendment, dated _____________, ____, is delivered pursuant to paragraph 4(f) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated _______, 1997, among the undersigned and Bank One, Texas, N.A., as agent, as Secured Party (the "Pledge Agreement", capitalized terms defined therein being used herein as therein defined), Schedule 1 to the Pledge Agreement is hereby amended to add the property described below and the property listed on this Pledge Amendment shall be part of the Collateral and shall secure all Secured Obligations.


                                           [PLEDGING SUBSIDIARY]


                                           By:
                                              -------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------


================================================================================
      Person          Ownership       Number of        Certificate        Par
                      Interest         Shares,           Number          Value
                                      Units or %
                                       Interest
================================================================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================





Schedule 2 - Solo Page

                                  Schedule 5.1
                                     to the
                     Amended and Restated Credit Agreement

                       Trade Names, Mergers, Acquisitions



1. Borrower was incorporated as Physician Competitive Resource Corporation, Inc. and in April 1994 changed its name to Physician Reliance Network, Inc.

2. Borrower acquired the capital stock of TOPS Pharmacy Services, Inc. on July 1, 1993.

3.   In October 1993, North Texas Oncology Center, Inc. merged into Borrower.

                                Schedule 5.6(a)
                                     to the
                     Amended and Restated Credit Agreement




1.   Texas Oncology, P.A. owns in excess of 10% of Borrower's common stock.

                                Schedule 5.6(b)
                                     to the
                     Amended and Restated Credit Agreement


                   Subsidiaries and Ownership of Subsidiaries


Subsidiaries              % Owned   Shares outstanding    Material Subsidiaries
------------              -------   ------------------    ---------------------
TOPS Pharmacy
 Services, Inc.              100           3,000                  Yes

Innovative Medical
 Communications, Inc.         80           1,000                  No

PRN Research, Inc.           100           1,000                  No

                                  Schedule 5.8
                                     to the
                     Amended and Restated Credit Agreement


                           Litigation and Judgements

     In March 1996, Methodist Hospitals of Dallas ("Methodist") filed a lawsuit in the District Court of Dallas County, Texas against the Company and TOPA. This lawsuit asserts various claims, including claims of monopolization, conspiracy to monopolize, attempted monopolization, unfair competition, and tortious interference with actual and prospective contractual relationships. Methodist is seeking both injunctive relief and unspecified monetary and punitive damages. This matter is set for trial in February 1998. The Company has denied each of Methodist's claims, believes this lawsuit is without merit, and intends to vigorously defend itself. The Company is not aware of any governmental actions to assert claims against TOPA or the Company similar to those asserted by Methodist.

     On or about September 12, 1996, the Company was named as a defendant in a suit styled Alan Hinerfeld On Behalf of Himself and All Others Similarly Situated v. Physician Reliance Network, Inc., Merrick H. Reese, Joseph S. Bailes, Randall D. Kurtz, Robert W. Daly, Robert J. Whren, Merrill Lynch, Pierce Fenner & Smith, Inc., Smith Barney , Inc., Piper Jaffray Inc., and Cowen & Company, in the 14th Judicial District Court, Dallas County, Texas ("Hinerfeld"). On or about September 17, 1996, the Company was named as a defendant in a suit styled Susan Kaufman On Behalf of Herself and All Others Similarly Situated v. Physician Reliance Network, Inc., Texas Oncology, P.A., Merrick H. Reese, Joseph S. Bailes, J. Ernest Sims, Pamela Burgess, Randall D. Kurtz, Robert W. Daly and Robert J. Whren in the United States District Court for the Northern District of Texas, Dallas Division ("Kaufman"). On or about October 15, 1996, the Company was named as a defendant in a suit styled Robert
N. Abendschein, On Behalf of Himself and All Others Similarly Situated v. Physician Reliance Network, Inc., Texas Oncology, P.A., Merrick H. Reese, Joseph S. Bailes, Randall D. Kurtz, J. Ernest Sims, Robert J. Whren, Robert W. Daly and Pamela Burgess, in the 134th Judicial District Court, Dallas County, Texas ("Abendschein"). By order dated December 16, 1996, the Abendschein case was consolidated with the Hinerfeld action. On or about March 3, 1997, the Abendschein state court suit was dismissed without prejudice, and on or about March 11, 1997, plaintiff Abendschein joined the Kaufman Federal court suit. Pamela Burgess is no longer a named defendant in the Kaufman action. Kaufman seeks recovery on behalf of all persons who purchased shares of the Company's common stock on the open market from February 12, 1996, to July 11, 1996, and alleges claims under Sections 10b and 20(a) of the Federal Securities Exchange Act of 1934, and under Rule 10b-5 promulgated thereunder. Hinerfeld seeks recovery on behalf of persons who purchased stock between April 23, 1996, and July 11, 1996, in the April 1996 public offering of the

Company's common stock and alleges claims under Sections 11, 12(a)(2) and 15 of the Federal Securities Act of 1933 and the Texas Securities Revised Civil Statutes Section 581-33. As relief, Kaufman asserts that, if a class is certified, damages will exceed $64,482,458. Hinerfeld seeks unspecified monetary damages.

     On September 4, 1996, the Company was named as a defendant in a similar suit styled Charles J. Jackson v. Physician Reliance Network, Inc., Texas Oncology, P.A.; Smith Barney, Inc.; Cowen & Co., Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Piper Jaffray Inc.; Merrick H. Reese, M.D., Individually; Joseph S. Bailes, M.D., Individually; and J. Ernest Sims, Individually, in the 214th Judicial District Court, Nueces County, Texas ("Jackson"). Through an amended pleading, Jackson purports to represent a class of all persons who purchased and presently own shares of the Company's common stock from November 1994 through September 4, 1996. Jackson asserts claims under Sections 11 and 15 of the federal Securities Act and the Texas Securities Act. J. Ernest Sims is no longer a named defendant in the Jackson action, but Randall D. Kurtz has been named as a defendant. As relief, Jackson seeks $1,380 plus interest thereon as his costs for purchasing the Company's common stock. Jackson seeks unspecified monetary damages on behalf of the class. On or about April 15, 1997, Jackson was transferred to the 14th Judicial District Court, Dallas County, Texas. Responsive pleadings have been filed, plaintiffs have moved for class certification, and discovery has commenced in all three suits.

     In general, Jackson, Kaufman, and Hinerfeld assert that the Company has engaged in certain improper accounting practices, that the relationship between the Company and certain of the Affiliated Physician Groups violates federal and state law, and that certain of the Affiliated Physician Groups have charged the Medicare program amounts in excess of the cost of delivering certain services. The Company believes that the lawsuits are without merit and intends to vigorously defend itself. The Company is not aware of any governmental actions to assert claims against TOPA or the Company similar to those in this litigation.

                                 Schedule 5.12
                                     to the
                     Amended and Restated Credit Agreement


     Physician Reliance Network, Inc. is a party to the following Service
Agreements:


   State                          Practice
   -----                          --------
Arkansas   -  Oncology Associates, P.A. dated as of June 2, 1997

Illinois   -  Hematoloty-Oncology Associates of Illinois, L.L.C.
              dated as of December 9, 1996

Iowa       -  Iowa Cancer Care, P.L.C. dated as of April 1, 1995


Maryland   -  (1) Central Maryland Oncology Group, P.A.
                  dated as of January 1, 1996
              (2) John C. Downs, M.D., P.A.
                  dated as of January 1, 1996

Minnesota  -  Minnesota Oncology Hematology, P.A.
              dated as of July 12, 1996


Missouri   -  (1) Hematology-Oncology Associates of Columbia, Inc.
                  dated as of October 1, 1995
              (2) Murrell, Westgate & Bryer, Inc.
                  dated as of December 29, 1995
              (3) Donald C. Patterson, Inc.
                  dated as of November 6, 1996

New York   -  (1) Capital District Oncology, P.C.
                  dated as of June 1, 1996
              (2) Northeastern NY Regional Cancer Care, P.C.
                  dated as of September 16, 1996

Oregon     -  Oncology Associates of Oregon, P.C.
              dated as of September 1, 1995

Texas      -  Texas Oncology, P.A. dated as of January 1, 1996


Washington -  (1) Washington Cancer Center, P.C.
                  dated as of April 1, 1997
              (2) Spokane Oncology Hematology Associates, P.S.
                  dated as of November 1, 1995

                                 Schedule 5.19
                                     to the
                     Amended and Restated Credit Agreement


                        Indebtedness and Capital Leases




Name                   Original Amt.      3/31/97 Amt.       Mat. Date
----                   -------------      ------------       ---------
Iowa                   $750,000.00        $   455,201          3/l/99
Oregon                 $   750,000        $   499,985          9/1/99
Ft. Worth              $ 2,120,000        $ 1,125,109         1/15/99
Medical City           $   937,930        $   852,313          4/l/05
Missouri               $ 1,767,500        $ 1,289,790         10/1/99
Spokane                $ 1,000,000        $   786,641         11/1/00
Harth & Haley          $   150,000        $   150,000          4/l/98
MOHPA                  $ 6,300,000        $ 5,623,227          7/l/00
ID Assoc               $ 1,700,000        $ 1,200,000         9/15/99
Patterson              $   267,301        $   267,301         11/6/99
Chicago-Shaw           $ 3,984,487        $ 3,984,487         12/8/00
Chicago-Dragon         $   996,000        $   996,000         12/8/00
Senyszyn               $    80,000        $    65,897          5/1/00
Horowitz               $   180,000        $   148,268          5/1/00
Gupta                  $   180,000        $   148,268          5/1/00
Coulter Leasing        $   157,500        $   121,180          4/l/01

                                  Schedule 7.2
                                     to the
                     Amended and Restated Credit Agreement


                                Permitted Liens


1. Liens arising by statute in respect of taxes which are not yet due and payable (and which are fully paid on or before their due date).

2. Landlord's liens which are subordinated in favor of Agent for the benefit of Lenders pursuant to a written subordination agreement in form satisfactory to Agent.

3.   Purchase money security interests in Equipment allowed in Section 7.2.

4. Credits in favor of Payors on Governmental Claims arising in the usual and ordinary course of business.

                                 REVOLVING NOTE


$40,000,000                                                        June 11, 1997

     FOR VALUE RECEIVED, the undersigned, PHYSICIAN RELIANCE NETWORK, INC., a Texas corporation ("Borrower"), hereby promises to pay to the order of BANK ONE, TEXAS, N.A., a national banking association, with its principal office located at 1717 Main Street, 3rd Floor, Dallas, Texas 75201 ("Lender"), the principal amount of FORTY MILLION DOLLARS ($40,000,000) or such lesser amount as may from time to time be advanced and remain unpaid and outstanding hereunder, together with accrued interest as provided hereinbelow.

     This promissory note ("Note") is executed and delivered by Borrower pursuant to the certain Amended and Restated Credit Agreement dated as of June 11, 1997 (the "Credit Agreement"), among Borrower, the "Lenders" referenced therein (the "Lenders"), Bank One, Texas, N.A., in its capacity as agent for the Lenders ("Agent") and NationsBank of Texas, N.A., in its capacity as co-agent, and is one of the Revolving Notes referenced therein. Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth for such term in the Credit Agreement.

     All loans from time to time requested by Borrower hereunder are subject to the terms and provisions of the Credit Agreement. Principal may be borrowed, repaid and reborrowed, from time to time during the Funding Period, subject to all terms and provisions of the Credit Agreement, provided that the maximum principal amount at any time outstanding under this Note shall not at any time exceed an amount equal to the lesser of Lender's Committed Maximum (the face amount hereof) or Lender's Committed Percentage of the Credit Limit. The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Facility as provided by the Credit Agreement. Lender's records shall be conclusive proof of loans, payments and interest accruals hereunder, absent proof by Borrower of manifest error.

     All unpaid principal and accrued interest under this Note shall be payable as provided in the Credit Agreement. Notwithstanding the foregoing, to the extent that any accrued interest is not paid prior to the fifth day following its due date as specified above, Agent may at its option (but with no obligation to do so), add the amount of such accrued interest to the unpaid principal due by Borrower under the Facility, in which event the aggregate amount thereof shall be treated as an Advance under the Facility and Lender's Committed Percentage thereof shall be deemed to be outstanding under this Note.

     If at any time, from time to time, the aggregate unpaid principal amount outstanding under this Note exceeds the maximum amount allowed to be outstanding hereunder, Borrower shall make an immediate payment of principal in an amount not less than the amount of such excess. All such amounts, if any, payable by Borrower shall be deemed to be payable on demand, and may be offset by Lender against any amount owing by Lender to Borrower, without prior notice to Borrower.

     Subject to the terms of the Credit Agreement, Borrower shall have the right to prepay this Note in full at any time without penalty.

     This Note in all respects is subject to the Credit Agreement, and Lender shall have all rights and remedies as provided therein (including, without limitation, the right to have Agent suspend or cease funding hereunder, or to accelerate this Note, on the conditions specified therein). All indebtedness, liabilities and obligations from time to time evidenced hereby are secured by continuing security interests and liens in all Collateral. Proceeds of the Collateral shall be subject to the provisions of the Credit Agreement.

     No delay by Agent or any Lender in the exercise of any power or right hereunder shall operate as a waiver or impair Lender's rights and remedies under this Note or the other Loan Documents. Borrower and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest and any other notice of any kind, and agrees that its liability hereunder shall not be affected by any renewals, extensions or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any security for the indebtedness, liabilities and obligations evidenced hereby.

     Borrower hereby promises to pay to Lender all reasonable fees, costs and expenses incurred by Lender in enforcement and collection of any amounts under this Note, including, without limitation, reasonable attorneys' fees.

     In no contingency or event whatsoever shall the amount of interest under this Note paid by Borrower, received by Lender, agreed to be paid by Borrower, or requested or demanded to be paid by Lender, exceed the Maximum Rate. In the event any such sums paid to Lender by Borrower would exceed the Maximum Rate, Lender shall automatically apply such excess to any unpaid principal or, if the amount of such excess exceeds said unpaid principal, such excess shall be paid to Borrower. All sums paid, or agreed to be paid, by Borrower hereunder which are or hereafter may be construed to be compensation for the use, forbearance or detention of money shall be amortized, prorated, spread and allocated in respect of the Obligations throughout the full Contract Term until the Obligations are paid in full. Notwithstanding any provisions contained in the other Loan Documents or herein, Lender shall never be entitled to receive, collect or apply as interest any amount in excess of the Maximum Rate and, in the event Lender ever receives, collects or applies any amount that otherwise would be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third-party expense rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the indebtedness was outstanding the total amount of interest at any time contracted for, charged or received. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law. Subject to the foregoing, Borrower hereby agrees that the actual effective rate of interest from time to time existing with respect to loans made by Lender to Borrower hereunder, including all amounts agreed to by Borrower or charged or received by Lender, which may be deemed to be interest under applicable law, shall be deemed to be a rate which is agreed to and stipulated by Borrower and Lender in accordance with applicable law.

     This Note may not be changed, amended or modified except in writing executed by Lender and Borrower and with the written consent of Agent.

     BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST BORROWER, AGENT OR LENDER ARISING OUT OF OR RELATING TO THIS NOTE. BORROWER ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, EXCEPT AS TO PROVISIONS RELATING TO THE RATE OF INTEREST TO BE CHARGED ON THE UNPAID PRINCIPAL HEREOF, IN WHICH CASE, TO THE EXTENT FEDERAL LAW OTHERWISE WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, SUCH FEDERAL LAW SHALL APPLY.



                                        PHYSICIAN RELIANCE NETWORK, INC.


                                        By:    /s/ GEORGE MCGINN
                                           -----------------------------
                                        Name:  George McGinn
                                             ---------------------------
                                        Title: Ex. Vice President
                                              --------------------------

                                 REVOLVING NOTE


$25,000,000                                                        June 11, 1997

     FOR VALUE RECEIVED, the undersigned, PHYSICIAN RELIANCE NETWORK, INC., a Texas corporation ("Borrower"), hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A., a national banking association, with its principal office located at 901 Main Street, Dallas, Texas 75202 ("Lender"), the principal amount of TWENTY-FIVE MILLION DOLLARS ($25,000,000) or such lesser amount as may from time to time be advanced and remain unpaid and outstanding hereunder, together with accrued interest as provided hereinbelow.

     This promissory note ("Note") is executed and delivered by Borrower pursuant to the certain Amended and Restated Credit Agreement dated as of June 11, 1997 (the "Credit Agreement"), among Borrower, the "Lenders" referenced therein (the "Lenders"), Bank One, Texas, N.A., in its capacity as agent for the Lenders ("Agent") and NationsBank of Texas, N.A., in its capacity as co-agent, and is one of the Revolving Notes referenced therein. Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth for such term in the Credit Agreement.

     All loans from time to time requested by Borrower hereunder are subject to the terms and provisions of the Credit Agreement. Principal may be borrowed, repaid and reborrowed, from time to time during the Funding Period, subject to all terms and provisions of the Credit Agreement, provided that the maximum principal amount at any time outstanding under this Note shall not at any time exceed an amount equal to the lesser of Lender's Committed Maximum (the face amount hereof) or Lender's Committed Percentage of the Credit Limit. The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Facility as provided by the Credit Agreement. Lender's records shall be conclusive proof of loans, payments and interest accruals hereunder, absent proof by Borrower of manifest error.

     All unpaid principal and accrued interest under this Note shall be payable as provided in the Credit Agreement. Notwithstanding the foregoing, to the extent that any accrued interest is not paid prior to the fifth day following its due date as specified above, Agent may at its option (but with no obligation to do so), add the amount of such accrued interest to the unpaid principal due by Borrower under the Facility, in which event the aggregate amount thereof shall be treated as an Advance under the Facility and Lender's Committed Percentage thereof shall be deemed to be outstanding under this Note.

     If at any time, from time to time, the aggregate unpaid principal amount outstanding under this Note exceeds the maximum amount allowed to be outstanding hereunder, Borrower shall make an immediate payment of principal in an amount not less than the amount of such excess. All such amounts, if any, payable by Borrower shall be deemed to be payable on demand, and may be offset by Lender against any amount owing by Lender to Borrower, without prior notice to Borrower.

     Subject to the terms of the Credit Agreement, Borrower shall have the right to prepay this Note in full at any time without penalty.

     This Note in all respects is subject to the Credit Agreement, and Lender shall have all rights and remedies as provided therein (including, without limitation, the right to have Agent suspend or cease funding hereunder, or to accelerate this Note, on the conditions specified therein). All indebtedness, liabilities and obligations from time to time evidenced hereby are secured by continuing security interests and liens in all Collateral. Proceeds of the Collateral shall be subject to the provisions of the Credit Agreement.

     No delay by Agent or any Lender in the exercise of any power or right hereunder shall operate as a waiver or impair Lender's rights and remedies under this Note or the other Loan Documents. Borrower and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest and any other notice of any kind, and agrees that its liability hereunder shall not be affected by any renewals, extensions or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any security for the indebtedness, liabilities and obligations evidenced hereby.

     Borrower hereby promises to pay to Lender all reasonable fees, costs and expenses incurred by Lender in enforcement and collection of any amounts under this Note, including, without limitation, reasonable attorneys' fees.

     In no contingency or event whatsoever shall the amount of interest under this Note paid by Borrower, received by Lender, agreed to be paid by Borrower, or requested or demanded to be paid by Lender, exceed the Maximum Rate. In the event any such sums paid to Lender by Borrower would exceed the Maximum Rate, Lender shall automatically apply such excess to any unpaid principal or, if the amount of such excess exceeds said unpaid principal, such excess shall be paid to Borrower. All sums paid, or agreed to be paid, by Borrower hereunder which are or hereafter may be construed to be compensation for the use, forbearance or detention of money shall be amortized, prorated, spread and allocated in respect of the Obligations throughout the full Contract Term until the Obligations are paid in full. Notwithstanding any provisions contained in the other Loan Documents or herein, Lender shall never be entitled to receive, collect or apply as interest any amount in excess of the Maximum Rate and, in the event Lender ever receives, collects or applies any amount that otherwise would be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third-party expense rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the indebtedness was outstanding the total amount of interest at any time contracted for, charged or received. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law. Subject to the foregoing, Borrower hereby agrees that the actual effective rate of interest from time to time existing with respect to loans made by Lender to Borrower hereunder, including all amounts agreed to by Borrower or charged or received by Lender, which may be deemed to be interest under applicable law, shall be deemed to be a rate which is agreed to and stipulated by Borrower and Lender in accordance with applicable law.

     This Note may not be changed, amended or modified except in writing executed by Lender and Borrower and with the written consent of Agent.

     BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST BORROWER, AGENT OR LENDER ARISING OUT OF OR RELATING TO THIS NOTE. BORROWER ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, EXCEPT AS TO PROVISIONS RELATING TO THE RATE OF INTEREST TO BE CHARGED ON THE UNPAID PRINCIPAL HEREOF, IN WHICH CASE, TO THE EXTENT FEDERAL LAW OTHERWISE WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, SUCH FEDERAL LAW SHALL APPLY.



                                        PHYSICIAN RELIANCE NETWORK, INC.


                                        By:    /s/ GEORGE MCGINN
                                           -----------------------------
                                        Name:  George McGinn
                                             ---------------------------
                                        Title: Ex. Vice President
                                              --------------------------

                                 REVOLVING NOTE


$10,000,000                                                        June 11, 1997

     FOR VALUE RECEIVED, the undersigned, PHYSICIAN RELIANCE NETWORK, INC., a Texas corporation ("Borrower"), hereby promises to pay to the order of BANQUE PARIBAS, a bank organized under the laws of France acting through its Houston agency, with its principal office located at 1200 Smith, Suite 3100, Houston, Texas 77002 ("Lender"), the principal amount of TEN MILLION DOLLARS ($10,000,000) or such lesser amount as may from time to time be advanced and remain unpaid and outstanding hereunder, together with accrued interest as provided hereinbelow.

     This promissory note ("Note") is executed and delivered by Borrower pursuant to the certain Amended and Restated Credit Agreement dated as of June 11, 1997 (the "Credit Agreement"), among Borrower, the "Lenders" referenced therein (the "Lenders"), Bank One, Texas, N.A., in its capacity as agent for the Lenders ("Agent") and NationsBank of Texas, N.A., in its capacity as co-agent, and is one of the Revolving Notes referenced therein. Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth for such term in the Credit Agreement.

     All loans from time to time requested by Borrower hereunder are subject to the terms and provisions of the Credit Agreement. Principal may be borrowed, repaid and reborrowed, from time to time during the Funding Period, subject to all terms and provisions of the Credit Agreement, provided that the maximum principal amount at any time outstanding under this Note shall not at any time exceed an amount equal to the lesser of Lender's Committed Maximum (the face amount hereof) or Lender's Committed Percentage of the Credit Limit. The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Facility as provided by the Credit Agreement. Lender's records shall be conclusive proof of loans, payments and interest accruals hereunder, absent proof by Borrower of manifest error.

     All unpaid principal and accrued interest under this Note shall be payable as provided in the Credit Agreement. Notwithstanding the foregoing, to the extent that any accrued interest is not paid prior to the fifth day following its due date as specified above, Agent may at its option (but with no obligation to do so), add the amount of such accrued interest to the unpaid principal due by Borrower under the Facility, in which event the aggregate amount thereof shall be treated as an Advance under the Facility and Lender's Committed Percentage thereof shall be deemed to be outstanding under this Note.

     If at any time, from time to time, the aggregate unpaid principal amount outstanding under this Note exceeds the maximum amount allowed to be outstanding hereunder, Borrower shall make an immediate payment of principal in an amount not less than the amount of such excess. All such amounts, if any, payable by Borrower shall be deemed to be payable on demand, and may be offset by Lender against any amount owing by Lender to Borrower, without prior notice to Borrower.

     Subject to the terms of the Credit Agreement, Borrower shall have the right to prepay this Note in full at any time without penalty.

     This Note in all respects is subject to the Credit Agreement, and Lender shall have all rights and remedies as provided therein (including, without limitation, the right to have Agent suspend or cease funding hereunder, or to accelerate this Note, on the conditions specified therein). All indebtedness, liabilities and obligations from time to time evidenced hereby are secured by continuing security interests and liens in all Collateral. Proceeds of the Collateral shall be subject to the provisions of the Credit Agreement.

     No delay by Agent or any Lender in the exercise of any power or right hereunder shall operate as a waiver or impair Lender's rights and remedies under this Note or the other Loan Documents. Borrower and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest and any other notice of any kind, and agrees that its liability hereunder shall not be affected by any renewals, extensions or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any security for the indebtedness, liabilities and obligations evidenced hereby.

     Borrower hereby promises to pay to Lender all reasonable fees, costs and expenses incurred by Lender in enforcement and collection of any amounts under this Note, including, without limitation, reasonable attorneys' fees.

     In no contingency or event whatsoever shall the amount of interest under this Note paid by Borrower, received by Lender, agreed to be paid by Borrower, or requested or demanded to be paid by Lender, exceed the Maximum Rate. In the event any such sums paid to Lender by Borrower would exceed the Maximum Rate, Lender shall automatically apply such excess to any unpaid principal or, if the amount of such excess exceeds said unpaid principal, such excess shall be paid to Borrower. All sums paid, or agreed to be paid, by Borrower hereunder which are or hereafter may be construed to be compensation for the use, forbearance or detention of money shall be amortized, prorated, spread and allocated in respect of the Obligations throughout the full Contract Term until the Obligations are paid in full. Notwithstanding any provisions contained in the other Loan Documents or herein, Lender shall never be entitled to receive, collect or apply as interest any amount in excess of the Maximum Rate and, in the event Lender ever receives, collects or applies any amount that otherwise would be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third-party expense rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the indebtedness was outstanding the total amount of interest at any time contracted for, charged or received. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law. Subject to the foregoing, Borrower hereby agrees that the actual effective rate of interest from time to time existing with respect to loans made by Lender to Borrower hereunder, including all amounts agreed to by Borrower or charged or received by Lender, which may be deemed to be interest under applicable law, shall be deemed to be a rate which is agreed to and stipulated by Borrower and Lender in accordance with applicable law.

     This Note may not be changed, amended or modified except in writing executed by Lender and Borrower and with the written consent of Agent.

     BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST BORROWER, AGENT OR LENDER ARISING OUT OF OR RELATING TO THIS NOTE. BORROWER ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, EXCEPT AS TO PROVISIONS RELATING TO THE RATE OF INTEREST TO BE CHARGED ON THE UNPAID PRINCIPAL HEREOF, IN WHICH CASE, TO THE EXTENT FEDERAL LAW OTHERWISE WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, SUCH FEDERAL LAW SHALL APPLY.



                                        PHYSICIAN RELIANCE NETWORK, INC.


                                        By:    /s/ GEORGE MCGINN
                                           -----------------------------
                                        Name:  George McGinn
                                             ---------------------------
                                        Title: Ex. Vice President
                                              --------------------------

                                 REVOLVING NOTE


$15,000,000                                                        June 11, 1997

     FOR VALUE RECEIVED, the undersigned, PHYSICIAN RELIANCE NETWORK, INC., a Texas corporation ("Borrower"), hereby promises to pay to the order of COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland", a banking organization organized and existing under the laws of the Nederlands, acting through its New York Branch, with its principal office located at 245 Park Avenue, New York, New York 10167 ("Lender"), the principal amount of FIFTEEN MILLION DOLLARS ($15,000,000) or such lesser amount as may from time to time be advanced and remain unpaid and outstanding hereunder, together with accrued interest as provided hereinbelow.

     This promissory note ("Note") is executed and delivered by Borrower pursuant to the certain Amended and Restated Credit Agreement dated as of June 11, 1997 (the "Credit Agreement"), among Borrower, the "Lenders" referenced therein (the "Lenders"), Bank One, Texas, N.A., in its capacity as agent for the Lenders ("Agent") and NationsBank of Texas, N.A., in its capacity as co-agent, and is one of the Revolving Notes referenced therein. Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth for such term in the Credit Agreement.

     All loans from time to time requested by Borrower hereunder are subject to the terms and provisions of the Credit Agreement. Principal may be borrowed, repaid and reborrowed, from time to time during the Funding Period, subject to all terms and provisions of the Credit Agreement, provided that the maximum principal amount at any time outstanding under this Note shall not at any time exceed an amount equal to the lesser of Lender's Committed Maximum (the face amount hereof) or Lender's Committed Percentage of the Credit Limit. The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Facility as provided by the Credit Agreement. Lender's records shall be conclusive proof of loans, payments and interest accruals hereunder, absent proof by Borrower of manifest error.

     All unpaid principal and accrued interest under this Note shall be payable as provided in the Credit Agreement. Notwithstanding the foregoing, to the extent that any accrued interest is not paid prior to the fifth day following its due date as specified above, Agent may at its option (but with no obligation to do so), add the amount of such accrued interest to the unpaid principal due by Borrower under the Facility, in which event the aggregate amount thereof shall be treated as an Advance under the Facility and Lender's Committed Percentage thereof shall be deemed to be outstanding under this Note.

     If at any time, from time to time, the aggregate unpaid principal amount outstanding under this Note exceeds the maximum amount allowed to be outstanding hereunder, Borrower shall make an immediate payment of principal in an amount not less than the amount of such excess. All such amounts, if any, payable by Borrower shall be deemed to be payable on demand, and may be offset by Lender against any amount owing by Lender to Borrower, without prior notice to Borrower.

     Subject to the terms of the Credit Agreement, Borrower shall have the right to prepay this Note in full at any time without penalty.

     This Note in all respects is subject to the Credit Agreement, and Lender shall have all rights and remedies as provided therein (including, without limitation, the right to have Agent suspend or cease funding hereunder, or to accelerate this Note, on the conditions specified therein). All indebtedness, liabilities and obligations from time to time evidenced hereby are secured by continuing security interests and liens in all Collateral. Proceeds of the Collateral shall be subject to the provisions of the Credit Agreement.

     No delay by Agent or any Lender in the exercise of any power or right hereunder shall operate as a waiver or impair Lender's rights and remedies under this Note or the other Loan Documents. Borrower and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest and any other notice of any kind, and agrees that its liability hereunder shall not be affected by any renewals, extensions or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any security for the indebtedness, liabilities and obligations evidenced hereby.

     Borrower hereby promises to pay to Lender all reasonable fees, costs and expenses incurred by Lender in enforcement and collection of any amounts under this Note, including, without limitation, reasonable attorneys' fees.

     In no contingency or event whatsoever shall the amount of interest under this Note paid by Borrower, received by Lender, agreed to be paid by Borrower, or requested or demanded to be paid by Lender, exceed the Maximum Rate. In the event any such sums paid to Lender by Borrower would exceed the Maximum Rate, Lender shall automatically apply such excess to any unpaid principal or, if the amount of such excess exceeds said unpaid principal, such excess shall be paid to Borrower. All sums paid, or agreed to be paid, by Borrower hereunder which are or hereafter may be construed to be compensation for the use, forbearance or detention of money shall be amortized, prorated, spread and allocated in respect of the Obligations throughout the full Contract Term until the Obligations are paid in full. Notwithstanding any provisions contained in the other Loan Documents or herein, Lender shall never be entitled to receive, collect or apply as interest any amount in excess of the Maximum Rate and, in the event Lender ever receives, collects or applies any amount that otherwise would be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third-party expense rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the indebtedness was outstanding the total amount of interest at any time contracted for, charged or received. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law. Subject to the foregoing, Borrower hereby agrees that the actual effective rate of interest from time to time existing with respect to loans made by Lender to Borrower hereunder, including all amounts agreed to by Borrower or charged or received by Lender, which may be deemed to be interest under applicable law, shall be deemed to be a rate which is agreed to and stipulated by Borrower and Lender in accordance with applicable law.

     This Note may not be changed, amended or modified except in writing executed by Lender and Borrower and with the written consent of Agent.

     BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST BORROWER, AGENT OR LENDER ARISING OUT OF OR RELATING TO THIS NOTE. BORROWER ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, EXCEPT AS TO PROVISIONS RELATING TO THE RATE OF INTEREST TO BE CHARGED ON THE UNPAID PRINCIPAL HEREOF, IN WHICH CASE, TO THE EXTENT FEDERAL LAW OTHERWISE WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, SUCH FEDERAL LAW SHALL APPLY.



                                        PHYSICIAN RELIANCE NETWORK, INC.


                                        By:    /s/ GEORGE MCGINN
                                           -----------------------------
                                        Name:  George McGinn
                                             ---------------------------
                                        Title: Ex. Vice President
                                              --------------------------

                                 REVOLVING NOTE


$10,000,000                                                        June 11, 1997

     FOR VALUE RECEIVED, the undersigned, PHYSICIAN RELIANCE NETWORK, INC., a Texas corporation ("Borrower"), hereby promises to pay to the order of THE FUJI BANK LIMITED, a Japanese corporation operating under the banking laws of Japan, with its principal office located at 1 Houston Center, Suite 4100, 1221 McKinney, Houston, Texas 77010 ("Lender"), the principal amount of TEN MILLION DOLLARS ($10,000,000) or such lesser amount as may from time to time be advanced and remain unpaid and outstanding hereunder, together with accrued interest as provided hereinbelow.

     This promissory note ("Note") is executed and delivered by Borrower pursuant to the certain Amended and Restated Credit Agreement dated as of June 11, 1997 (the "Credit Agreement"), among Borrower, the "Lenders" referenced therein (the "Lenders"), Bank One, Texas, N.A., in its capacity as agent for the Lenders ("Agent") and NationsBank of Texas, N.A., in its capacity as co-agent, and is one of the Revolving Notes referenced therein. Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth for such term in the Credit Agreement.

     All loans from time to time requested by Borrower hereunder are subject to the terms and provisions of the Credit Agreement. Principal may be borrowed, repaid and reborrowed, from time to time during the Funding Period, subject to all terms and provisions of the Credit Agreement, provided that the maximum principal amount at any time outstanding under this Note shall not at any time exceed an amount equal to the lesser of Lender's Committed Maximum (the face amount hereof) or Lender's Committed Percentage of the Credit Limit. The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Facility as provided by the Credit Agreement. Lender's records shall be conclusive proof of loans, payments and interest accruals hereunder, absent proof by Borrower of manifest error.

     All unpaid principal and accrued interest under this Note shall be payable as provided in the Credit Agreement. Notwithstanding the foregoing, to the extent that any accrued interest is not paid prior to the fifth day following its due date as specified above, Agent may at its option (but with no obligation to do so), add the amount of such accrued interest to the unpaid principal due by Borrower under the Facility, in which event the aggregate amount thereof shall be treated as an Advance under the Facility and Lender's Committed Percentage thereof shall be deemed to be outstanding under this Note.

     If at any time, from time to time, the aggregate unpaid principal amount outstanding under this Note exceeds the maximum amount allowed to be outstanding hereunder, Borrower shall make an immediate payment of principal in an amount not less than the amount of such excess. All such amounts, if any, payable by Borrower shall be deemed to be payable on demand, and may be offset by Lender against any amount owing by Lender to Borrower, without prior notice to Borrower.

     Subject to the terms of the Credit Agreement, Borrower shall have the right to prepay this Note in full at any time without penalty.

     This Note in all respects is subject to the Credit Agreement, and Lender shall have all rights and remedies as provided therein (including, without limitation, the right to have Agent suspend or cease funding hereunder, or to accelerate this Note, on the conditions specified therein). All indebtedness, liabilities and obligations from time to time evidenced hereby are secured by continuing security interests and liens in all Collateral. Proceeds of the Collateral shall be subject to the provisions of the Credit Agreement.

     No delay by Agent or any Lender in the exercise of any power or right hereunder shall operate as a waiver or impair Lender's rights and remedies under this Note or the other Loan Documents. Borrower and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest and any other notice of any kind, and agrees that its liability hereunder shall not be affected by any renewals, extensions or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any security for the indebtedness, liabilities and obligations evidenced hereby.

     Borrower hereby promises to pay to Lender all reasonable fees, costs and expenses incurred by Lender in enforcement and collection of any amounts under this Note, including, without limitation, reasonable attorneys' fees.

     In no contingency or event whatsoever shall the amount of interest under this Note paid by Borrower, received by Lender, agreed to be paid by Borrower, or requested or demanded to be paid by Lender, exceed the Maximum Rate. In the event any such sums paid to Lender by Borrower would exceed the Maximum Rate, Lender shall automatically apply such excess to any unpaid principal or, if the amount of such excess exceeds said unpaid principal, such excess shall be paid to Borrower. All sums paid, or agreed to be paid, by Borrower hereunder which are or hereafter may be construed to be compensation for the use, forbearance or detention of money shall be amortized, prorated, spread and allocated in respect of the Obligations throughout the full Contract Term until the Obligations are paid in full. Notwithstanding any provisions contained in the other Loan Documents or herein, Lender shall never be entitled to receive, collect or apply as interest any amount in excess of the Maximum Rate and, in the event Lender ever receives, collects or applies any amount that otherwise would be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third-party expense rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the indebtedness was outstanding the total amount of interest at any time contracted for, charged or received. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law. Subject to the foregoing, Borrower hereby agrees that the actual effective rate of interest from time to time existing with respect to loans made by Lender to Borrower hereunder, including all amounts agreed to by Borrower or charged or received by Lender, which may be deemed to be interest under applicable law, shall be deemed to be a rate which is agreed to and stipulated by Borrower and Lender in accordance with applicable law.

     This Note may not be changed, amended or modified except in writing executed by Lender and Borrower and with the written consent of Agent.

     BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST BORROWER, AGENT OR LENDER ARISING OUT OF OR RELATING TO THIS NOTE. BORROWER ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, EXCEPT AS TO PROVISIONS RELATING TO THE RATE OF INTEREST TO BE CHARGED ON THE UNPAID PRINCIPAL HEREOF, IN WHICH CASE, TO THE EXTENT FEDERAL LAW OTHERWISE WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, SUCH FEDERAL LAW SHALL APPLY.



                                        PHYSICIAN RELIANCE NETWORK, INC.


                                        By:    /s/ GEORGE MCGINN
                                           -----------------------------
                                        Name:  George McGinn
                                             ---------------------------
                                        Title: Ex. Vice President
                                              --------------------------

                                 REVOLVING NOTE


$10,000,000                                                        June 11, 1997

     FOR VALUE RECEIVED, the undersigned, PHYSICIAN RELIANCE NETWORK, INC., a Texas corporation ("Borrower"), hereby promises to pay to the order of MELLON BANK, N.A., a national banking association, with its principal office located at 2 Mellon Bank Center, Room 152-0270, Pittsburgh, Pennsylvania 15259-0001 ("Lender"), the principal amount of TEN MILLION DOLLARS ($10,000,000) or such lesser amount as may from time to time be advanced and remain unpaid and outstanding hereunder, together with accrued interest as provided hereinbelow.

     This promissory note ("Note") is executed and delivered by Borrower pursuant to the certain Amended and Restated Credit Agreement dated as of June 11, 1997 (the "Credit Agreement"), among Borrower, the "Lenders" referenced therein (the "Lenders"), Bank One, Texas, N.A., in its capacity as agent for the Lenders ("Agent") and NationsBank of Texas, N.A., in its capacity as co-agent, and is one of the Revolving Notes referenced therein. Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth for such term in the Credit Agreement.

     All loans from time to time requested by Borrower hereunder are subject to the terms and provisions of the Credit Agreement. Principal may be borrowed, repaid and reborrowed, from time to time during the Funding Period, subject to all terms and provisions of the Credit Agreement, provided that the maximum principal amount at any time outstanding under this Note shall not at any time exceed an amount equal to the lesser of Lender's Committed Maximum (the face amount hereof) or Lender's Committed Percentage of the Credit Limit. The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Facility as provided by the Credit Agreement. Lender's records shall be conclusive proof of loans, payments and interest accruals hereunder, absent proof by Borrower of manifest error.

     All unpaid principal and accrued interest under this Note shall be payable as provided in the Credit Agreement. Notwithstanding the foregoing, to the extent that any accrued interest is not paid prior to the fifth day following its due date as specified above, Agent may at its option (but with no obligation to do so), add the amount of such accrued interest to the unpaid principal due by Borrower under the Facility, in which event the aggregate amount thereof shall be treated as an Advance under the Facility and Lender's Committed Percentage thereof shall be deemed to be outstanding under this Note.

     If at any time, from time to time, the aggregate unpaid principal amount outstanding under this Note exceeds the maximum amount allowed to be outstanding hereunder, Borrower shall make an immediate payment of principal in an amount not less than the amount of such excess. All such amounts, if any, payable by Borrower shall be deemed to be payable on demand, and may be offset by Lender against any amount owing by Lender to Borrower, without prior notice to Borrower.

     Subject to the terms of the Credit Agreement, Borrower shall have the right to prepay this Note in full at any time without penalty.

     This Note in all respects is subject to the Credit Agreement, and Lender shall have all rights and remedies as provided therein (including, without limitation, the right to have Agent suspend or cease funding hereunder, or to accelerate this Note, on the conditions specified therein). All indebtedness, liabilities and obligations from time to time evidenced hereby are secured by continuing security interests and liens in all Collateral. Proceeds of the Collateral shall be subject to the provisions of the Credit Agreement.

     No delay by Agent or any Lender in the exercise of any power or right hereunder shall operate as a waiver or impair Lender's rights and remedies under this Note or the other Loan Documents. Borrower and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest and any other notice of any kind, and agrees that its liability hereunder shall not be affected by any renewals, extensions or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any security for the indebtedness, liabilities and obligations evidenced hereby.

     Borrower hereby promises to pay to Lender all reasonable fees, costs and expenses incurred by Lender in enforcement and collection of any amounts under this Note, including, without limitation, reasonable attorneys' fees.

     In no contingency or event whatsoever shall the amount of interest under this Note paid by Borrower, received by Lender, agreed to be paid by Borrower, or requested or demanded to be paid by Lender, exceed the Maximum Rate. In the event any such sums paid to Lender by Borrower would exceed the Maximum Rate, Lender shall automatically apply such excess to any unpaid principal or, if the amount of such excess exceeds said unpaid principal, such excess shall be paid to Borrower. All sums paid, or agreed to be paid, by Borrower hereunder which are or hereafter may be construed to be compensation for the use, forbearance or detention of money shall be amortized, prorated, spread and allocated in respect of the Obligations throughout the full Contract Term until the Obligations are paid in full. Notwithstanding any provisions contained in the other Loan Documents or herein, Lender shall never be entitled to receive, collect or apply as interest any amount in excess of the Maximum Rate and, in the event Lender ever receives, collects or applies any amount that otherwise would be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third-party expense rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the indebtedness was outstanding the total amount of interest at any time contracted for, charged or received. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law. Subject to the foregoing, Borrower hereby agrees that the actual effective rate of interest from time to time existing with respect to loans made by Lender to Borrower hereunder, including all amounts agreed to by Borrower or charged or received by Lender, which may be deemed to be interest under applicable law, shall be deemed to be a rate which is agreed to and stipulated by Borrower and Lender in accordance with applicable law.

     This Note may not be changed, amended or modified except in writing executed by Lender and Borrower and with the written consent of Agent.

     BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST BORROWER, AGENT OR LENDER ARISING OUT OF OR RELATING TO THIS NOTE. BORROWER ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, EXCEPT AS TO PROVISIONS RELATING TO THE RATE OF INTEREST TO BE CHARGED ON THE UNPAID PRINCIPAL HEREOF, IN WHICH CASE, TO THE EXTENT FEDERAL LAW OTHERWISE WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, SUCH FEDERAL LAW SHALL APPLY.



                                        PHYSICIAN RELIANCE NETWORK, INC.


                                        By:    /s/ GEORGE MCGINN
                                           -----------------------------
                                        Name:  George McGinn
                                             ---------------------------
                                        Title: Ex. Vice President
                                              --------------------------

                                 REVOLVING NOTE


$15,000,000                                                        June 11, 1997

     FOR VALUE RECEIVED, the undersigned, PHYSICIAN RELIANCE NETWORK, INC., a Texas corporation ("Borrower"), hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION, a national banking association, with its principal office located at 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707 ("Lender"), the principal amount of FIFTEEN MILLION DOLLARS ($15,000,000) or such lesser amount as may from time to time be advanced and remain unpaid and outstanding hereunder, together with accrued interest as provided hereinbelow.

     This promissory note ("Note") is executed and delivered by Borrower pursuant to the certain Amended and Restated Credit Agreement dated as of June 11, 1997 (the "Credit Agreement"), among Borrower, the "Lenders" referenced therein (the "Lenders"), Bank One, Texas, N.A., in its capacity as agent for the Lenders ("Agent") and NationsBank of Texas, N.A., in its capacity as co-agent, and is one of the Revolving Notes referenced therein. Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth for such term in the Credit Agreement.

     All loans from time to time requested by Borrower hereunder are subject to the terms and provisions of the Credit Agreement. Principal may be borrowed, repaid and reborrowed, from time to time during the Funding Period, subject to all terms and provisions of the Credit Agreement, provided that the maximum principal amount at any time outstanding under this Note shall not at any time exceed an amount equal to the lesser of Lender's Committed Maximum (the face amount hereof) or Lender's Committed Percentage of the Credit Limit. The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Facility as provided by the Credit Agreement. Lender's records shall be conclusive proof of loans, payments and interest accruals hereunder, absent proof by Borrower of manifest error.

     All unpaid principal and accrued interest under this Note shall be payable as provided in the Credit Agreement. Notwithstanding the foregoing, to the extent that any accrued interest is not paid prior to the fifth day following its due date as specified above, Agent may at its option (but with no obligation to do so), add the amount of such accrued interest to the unpaid principal due by Borrower under the Facility, in which event the aggregate amount thereof shall be treated as an Advance under the Facility and Lender's Committed Percentage thereof shall be deemed to be outstanding under this Note.

     If at any time, from time to time, the aggregate unpaid principal amount outstanding under this Note exceeds the maximum amount allowed to be outstanding hereunder, Borrower shall make an immediate payment of principal in an amount not less than the amount of such excess. All such amounts, if any, payable by Borrower shall be deemed to be payable on demand, and may be offset by Lender against any amount owing by Lender to Borrower, without prior notice to Borrower.

     Subject to the terms of the Credit Agreement, Borrower shall have the right to prepay this Note in full at any time without penalty.

     This Note in all respects is subject to the Credit Agreement, and Lender shall have all rights and remedies as provided therein (including, without limitation, the right to have Agent suspend or cease funding hereunder, or to accelerate this Note, on the conditions specified therein). All indebtedness, liabilities and obligations from time to time evidenced hereby are secured by continuing security interests and liens in all Collateral. Proceeds of the Collateral shall be subject to the provisions of the Credit Agreement.

     No delay by Agent or any Lender in the exercise of any power or right hereunder shall operate as a waiver or impair Lender's rights and remedies under this Note or the other Loan Documents. Borrower and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest and any other notice of any kind, and agrees that its liability hereunder shall not be affected by any renewals, extensions or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any security for the indebtedness, liabilities and obligations evidenced hereby.

     Borrower hereby promises to pay to Lender all reasonable fees, costs and expenses incurred by Lender in enforcement and collection of any amounts under this Note, including, without limitation, reasonable attorneys' fees.

     In no contingency or event whatsoever shall the amount of interest under this Note paid by Borrower, received by Lender, agreed to be paid by Borrower, or requested or demanded to be paid by Lender, exceed the Maximum Rate. In the event any such sums paid to Lender by Borrower would exceed the Maximum Rate, Lender shall automatically apply such excess to any unpaid principal or, if the amount of such excess exceeds said unpaid principal, such excess shall be paid to Borrower. All sums paid, or agreed to be paid, by Borrower hereunder which are or hereafter may be construed to be compensation for the use, forbearance or detention of money shall be amortized, prorated, spread and allocated in respect of the Obligations throughout the full Contract Term until the Obligations are paid in full. Notwithstanding any provisions contained in the other Loan Documents or herein, Lender shall never be entitled to receive, collect or apply as interest any amount in excess of the Maximum Rate and, in the event Lender ever receives, collects or applies any amount that otherwise would be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third-party expense rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the indebtedness was outstanding the total amount of interest at any time contracted for, charged or received. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law. Subject to the foregoing, Borrower hereby agrees that the actual effective rate of interest from time to time existing with respect to loans made by Lender to Borrower hereunder, including all amounts agreed to by Borrower or charged or received by Lender, which may be deemed to be interest under applicable law, shall be deemed to be a rate which is agreed to and stipulated by Borrower and Lender in accordance with applicable law.

     This Note may not be changed, amended or modified except in writing executed by Lender and Borrower and with the written consent of Agent.

     BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST BORROWER, AGENT OR LENDER ARISING OUT OF OR RELATING TO THIS NOTE. BORROWER ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, EXCEPT AS TO PROVISIONS RELATING TO THE RATE OF INTEREST TO BE CHARGED ON THE UNPAID PRINCIPAL HEREOF, IN WHICH CASE, TO THE EXTENT FEDERAL LAW OTHERWISE WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, SUCH FEDERAL LAW SHALL APPLY.



                                        PHYSICIAN RELIANCE NETWORK, INC.


                                        By:    /s/ GEORGE MCGINN
                                           -----------------------------
                                        Name:  George McGinn
                                             ---------------------------
                                        Title: Ex. Vice President
                                              --------------------------

                                 REVOLVING NOTE


$15,000,000                                                        June 11, 1997

     FOR VALUE RECEIVED, the undersigned, PHYSICIAN RELIANCE NETWORK, INC., a Texas corporation ("Borrower"), hereby promises to pay to the order of SUNTRUST BANK, CENTRAL FLORIDA, N.A., a national banking association, with its principal office located at 200 South Orange Avenue, Tower 10, Orlando, Florida 32801 ("Lender"), the principal amount of FIFTEEN MILLION DOLLARS ($15,000,000) or such lesser amount as may from time to time be advanced and remain unpaid and outstanding hereunder, together with accrued interest as provided hereinbelow.

     This promissory note ("Note") is executed and delivered by Borrower pursuant to the certain Amended and Restated Credit Agreement dated as of June 11, 1997 (the "Credit Agreement"), among Borrower, the "Lenders" referenced therein (the "Lenders"), Bank One, Texas, N.A., in its capacity as agent for the Lenders ("Agent") and NationsBank of Texas, N.A., in its capacity as co-agent, and is one of the Revolving Notes referenced therein. Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth for such term in the Credit Agreement.

     All loans from time to time requested by Borrower hereunder are subject to the terms and provisions of the Credit Agreement. Principal may be borrowed, repaid and reborrowed, from time to time during the Funding Period, subject to all terms and provisions of the Credit Agreement, provided that the maximum principal amount at any time outstanding under this Note shall not at any time exceed an amount equal to the lesser of Lender's Committed Maximum (the face amount hereof) or Lender's Committed Percentage of the Credit Limit. The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Facility as provided by the Credit Agreement. Lender's records shall be conclusive proof of loans, payments and interest accruals hereunder, absent proof by Borrower of manifest error.

     All unpaid principal and accrued interest under this Note shall be payable as provided in the Credit Agreement. Notwithstanding the foregoing, to the extent that any accrued interest is not paid prior to the fifth day following its due date as specified above, Agent may at its option (but with no obligation to do so), add the amount of such accrued interest to the unpaid principal due by Borrower under the Facility, in which event the aggregate amount thereof shall be treated as an Advance under the Facility and Lender's Committed Percentage thereof shall be deemed to be outstanding under this Note.

     If at any time, from time to time, the aggregate unpaid principal amount outstanding under this Note exceeds the maximum amount allowed to be outstanding hereunder, Borrower shall make an immediate payment of principal in an amount not less than the amount of such excess. All such amounts, if any, payable by Borrower shall be deemed to be payable on demand, and may be offset by Lender against any amount owing by Lender to Borrower, without prior notice to Borrower.

     Subject to the terms of the Credit Agreement, Borrower shall have the right to prepay this Note in full at any time without penalty.

     This Note in all respects is subject to the Credit Agreement, and Lender shall have all rights and remedies as provided therein (including, without limitation, the right to have Agent suspend or cease funding hereunder, or to accelerate this Note, on the conditions specified therein). All indebtedness, liabilities and obligations from time to time evidenced hereby are secured by continuing security interests and liens in all Collateral. Proceeds of the Collateral shall be subject to the provisions of the Credit Agreement.

     No delay by Agent or any Lender in the exercise of any power or right hereunder shall operate as a waiver or impair Lender's rights and remedies under this Note or the other Loan Documents. Borrower and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest and any other notice of any kind, and agrees that its liability hereunder shall not be affected by any renewals, extensions or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any security for the indebtedness, liabilities and obligations evidenced hereby.

     Borrower hereby promises to pay to Lender all reasonable fees, costs and expenses incurred by Lender in enforcement and collection of any amounts under this Note, including, without limitation, reasonable attorneys' fees.

     In no contingency or event whatsoever shall the amount of interest under this Note paid by Borrower, received by Lender, agreed to be paid by Borrower, or requested or demanded to be paid by Lender, exceed the Maximum Rate. In the event any such sums paid to Lender by Borrower would exceed the Maximum Rate, Lender shall automatically apply such excess to any unpaid principal or, if the amount of such excess exceeds said unpaid principal, such excess shall be paid to Borrower. All sums paid, or agreed to be paid, by Borrower hereunder which are or hereafter may be construed to be compensation for the use, forbearance or detention of money shall be amortized, prorated, spread and allocated in respect of the Obligations throughout the full Contract Term until the Obligations are paid in full. Notwithstanding any provisions contained in the other Loan Documents or herein, Lender shall never be entitled to receive, collect or apply as interest any amount in excess of the Maximum Rate and, in the event Lender ever receives, collects or applies any amount that otherwise would be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third-party expense rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the indebtedness was outstanding the total amount of interest at any time contracted for, charged or received. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law. Subject to the foregoing, Borrower hereby agrees that the actual effective rate of interest from time to time existing with respect to loans made by Lender to Borrower hereunder, including all amounts agreed to by Borrower or charged or received by Lender, which may be deemed to be interest under applicable law, shall be deemed to be a rate which is agreed to and stipulated by Borrower and Lender in accordance with applicable law.

     This Note may not be changed, amended or modified except in writing executed by Lender and Borrower and with the written consent of Agent.

     BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST BORROWER, AGENT OR LENDER ARISING OUT OF OR RELATING TO THIS NOTE. BORROWER ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, EXCEPT AS TO PROVISIONS RELATING TO THE RATE OF INTEREST TO BE CHARGED ON THE UNPAID PRINCIPAL HEREOF, IN WHICH CASE, TO THE EXTENT FEDERAL LAW OTHERWISE WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, SUCH FEDERAL LAW SHALL APPLY.



                                        PHYSICIAN RELIANCE NETWORK, INC.


                                        By:    /s/ GEORGE MCGINN
                                           -----------------------------
                                        Name:  George McGinn
                                             ---------------------------
                                        Title: Ex. Vice President
                                              --------------------------

                                PLEDGE AGREEMENT
                                   (Borrower)

         This PLEDGE AGREEMENT (this "Agreement"), dated June 11, 1997, is executed and delivered by PHYSICIAN RELIANCE NETWORK, INC., a Texas corporation ("Pledgor"), to and in favor of BANK ONE, TEXAS, N.A., a national banking association, as agent for itself and the other Lenders (as such term is hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, "Agent").

                                   RECITALS:

         A. Pledgor, the lenders named therein (together with their successors and assigns, the "Lenders"), NationsBank of Texas, N.A. (as a Lender and co-agent ("Co-Agent")) and Agent are, concurrently herewith, entering into that certain Amended and Restated Credit Agreement (as the same may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, the "Credit Agreement"), and, in connection therewith, inter alia, Pledgor is executing and delivering to each of the Lenders a Revolving Note (as defined in the Credit Agreement) which together with the other Revolving Notes executed and delivered by Pledgor to the Lenders on the Closing Date (as defined in the Credit Agreement) in connection with the Credit Agreement are in the aggregate principal amount of $140,000,000 (such Revolving Notes, as they may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, are hereinafter individually called a "Note" and collectively called the "Notes"; the Credit Agreement, the Notes and the other Loan Documents (as defined in the Credit Agreement) and any and all amendments, modifications, renewals, extensions, restatements and/or supplements thereto from time to time, are hereinafter collectively called the "Loan Documents");

         B. Execution and delivery of this Agreement is a condition to Agent and the Lenders entering into the Credit Agreement and the funding of Advances pursuant thereto;

         C. Pledgor is the owner of the Pledged Shares (as such term is defined below). Pursuant to the terms of the Credit Agreement, and in consideration of the benefits provided to Pledgor thereunder, Pledgor has agreed to grant to Agent a continuing security interest, collateral assignment, lien and pledge in and to all right, title and interest of Pledgor in the Collateral (as such term is defined below), as security for the Secured Obligations (as such term is defined below), on the terms prescribed below.

         THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor and Agent each hereby agrees as follows:

                                   AGREEMENT:

         1. Definitions. Unless otherwise defined in this Agreement, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

                 "Agent" has the meaning set forth in the introductory paragraph of this Agreement.

                 "Collateral" has the meaning set forth in paragraph 2.

                 "Event of Default" means any Event of Default defined in paragraph 7.

                 "Lender" means each of the "Lenders" as such term is defined in the Credit Agreement, and "Lenders" means all of such Lenders, collectively.

                 "Credit Agreement" means that certain Amended and Restated Credit Agreement, dated of even date herewith, among Pledgor, the Lenders, Co-Agent and Agent, as the same may be renewed, extended, modified, supplemented, amended or restated from time to time.

                 "Equity Rights" has the meaning set forth in paragraph 5.

                 "Pledge Amendment" has the meaning set forth in paragraph 4.

                 "Pledged Shares" has the meaning set forth in paragraph 2.

                 "Pledgor" has the meaning set forth in the introductory paragraph of this Agreement.

                 "Secured Obligations" means all "Obligations" as defined in the Credit Agreement, all costs, fees and expenses incurred by Secured Party in enforcing this Agreement, and any and all renewals, extensions, increases, amendments, modifications, supplements or restatements thereof.

                 "Secured Party" means Agent and its successors and assigns, and includes any person to whom Agent, or its successors or assigns, may assign its rights and interests under this Agreement.

                 "UCC" means the Texas Uniform Commercial Code.

Unless expressly provided otherwise, all terms defined in the Credit Agreement, wherever used in this Agreement, shall have the same meanings as are prescribed by the Credit Agreement, and all terms defined by the UCC, wherever used herein, shall have the same meanings as are prescribed by the UCC.

         2. Security Interest and Pledge. As collateral security for the prompt payment in full when due of the Secured Obligations, Pledgor hereby pledges and grants to Secured Party a first priority security interest in all of Pledgor's right, title and interest in and to the following property (such property being hereinafter sometimes called the "Collateral"):

                 (a) all the Capital Stock issued by, and all other ownership interest in, the Persons described on Schedule 1 hereof and all Material Subsidiaries hereafter created or acquired and owned by Pledgor, whether any of the foregoing are now owned or hereafter acquired, including, without limitation, the Capital Stock or other ownership interests described on Schedule 1 (the "Pledged Shares"); and

                 (b) all products, proceeds, revenues, distributions, dividends, stock dividends, securities and other property, rights, interests and other general intangibles that Pledgor receives or is at any time entitled to receive on account of the property described in clause (a) preceding.

         3. Representations and Warranties. Pledgor hereby represents and warrants the following to Secured Party: (a) Pledgor has the power and authority to execute and perform this Agreement; (b) this Agreement constitutes legal, valid and binding obligations of Pledgor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights generally;
(c) Pledgor has good and transferable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement; (d) no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral; (e) the execution and performance of this Agreement by Pledgor will not conflict with any agreement, law or regulation, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral; (f) no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the execution and performance of this Agreement; (g) all of Pledgor's records concerning the Collateral shall be maintained at the principal office of Pledgor which, as of the date hereof, is located at the address for notice specified herein for Pledgor; and (h) the Pledged Shares are wholly comprised of unrestricted assets of the Pledgor.

         4. Covenants. So long as any of the Secured Obligations remain unpaid, Pledgor covenants and agrees with Secured Party as follows:

                 (a) Delivery. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Secured Party each certificate identified on Schedule 1 hereof, accompanied by undated stock powers or assignments, as applicable, duly executed in blank. Each time Schedule 1 hereto is amended in accordance with paragraph 4(f) hereof or otherwise, Pledgor shall deliver to Secured Party each new certificate identified thereon, accompanied by undated stock powers or assignments, as applicable, duly executed in blank.

                 (b) Disposition of Pledged Shares. Pledgor shall not sell, transfer, deliver or otherwise dispose of any of the Collateral or any interest therein without the express written permission of Secured Party.

                 (c) Ownership and Liens. Pledgor will maintain good and defensible title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to the Collateral. At its sole expense, Pledgor will defend Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

                 (d) Possession of Pledged Shares. The Pledged Shares are certificated and are evidenced by share certificates issued by the issuer thereof in the name of Pledgor. Promptly upon execution of this Agreement, Pledgor shall deliver, or cause to be delivered, to Lender each certificate evidencing the Pledged Shares, together with stock powers duly executed in blank with respect to all such certificates. Promptly upon issuance or receipt thereof, Pledgor shall deliver, or cause to be delivered, to Secured Party, all other share certificates and other instruments or documents from time to time evidencing any of the Pledged Shares or any stock, stock dividends, stock splits, non-cash distributions, warrants and rights received with respect to any of the Pledged Shares, together with stock powers duly executed in blank with respect to all share certificates. Secured Party hereby is appointed to retain physical possession of the certificates and instruments representing or evidencing Pledged Shares in accordance with the provisions of this Agreement. Any and all certificates or other property or items referenced in this paragraph 4(d)from time to time coming within the possession of Pledgor, and any and all proceeds thereof, shall be held in trust for the benefit of Secured Party and forthwith delivered to Secured Party in the form received.

                 (e) Inspection of Books and Records. Pledgor will keep adequate records concerning the Collateral. Secured Party and its representatives and agents shall have the right to inspect and copy such records at any time during normal business hours.

                 (f) Additional Pledged Collateral. Pledgor shall pledge hereunder, immediately upon its acquisition thereof, any and all additional Pledged Shares evidencing Collateral, including any and all shares of Capital Stock of any Person whose Capital Stock is required to be pledged pursuant to Article 3 of the Credit Agreement. Pledgor agrees that it will, upon obtaining any additional Capital Stock required to be pledged hereunder as provided in this paragraph 4 promptly (and in any event within fifteen (15) Business Days) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule 2 annexed hereto (a "Pledge Amendment"), in respect of the additional property to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all property listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Collateral; provided that the failure of Pledgor to execute a Pledge Amendment with respect to any additional property pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

                 (g) Margin Shares. Pledgor represents to Secured Party that none of the Pledged Shares constitute "margin stock" as defined by Regulation "U" of the Board of Governors of the Federal Reserve Board.

                 (h) Further Assurances. Pledgor will from time to time, at its sole expense, promptly execute and deliver all further instruments, financing statements and documents and take all further action necessary or appropriate or that Secured Party may request in order to achieve and maintain perfection and priority of Secured Party's security interests under this Agreement and otherwise effect the purposes of this Agreement. Without limiting the foregoing, Pledgor will take all action necessary to enable Secured Party to comply with Chapter 8 and Chapter 9 of the UCC relative to perfection of the security interests in the Collateral under this Agreement.

         5. Additional Securities. Pledgor shall not consent to or approve the issuance of any additional shares of any class of Capital Stock of the issuer of any Pledged Shares, or any securities convertible into, or exchangeable for, any such shares or ownership interest or any warrants, options, rights or other commitments entitling any Person to purchase or otherwise acquire any such shares or any additional ownership interest (any of the foregoing herein an "Equity Right"); provided however, Pledgor may consent to or approve the issuance of any Equity Right if such Equity Right is granted to Pledgor and is delivered to Secured Party as additional Collateral in accordance with the terms hereof to secure the Secured Obligations.

         6. Performance By Secured Party. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may take such action as may be deemed necessary by Secured Party to protect its interest in the Collateral, and expenses of Secured Party incurred in connection therewith shall be a part of the Secured Obligations secured by the Collateral and payable by Pledgor to Secured Party on demand.

         7. Power of Attorney. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action authorized under paragraph 4(f) and to take any other action or execute and deliver any notice, demand or instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to perfect its interests, rights and benefits under this Agreement or, upon and during the continuation of any Event of Default to dispose of and transfer any Collateral or otherwise protect or enforce its rights under this Agreement. Pledgor irrevocably authorizes any other person to rely upon and comply with any notice, demand, stock power or other document signed by Secured Party, whether in the name of Secured Party or Pledgor, the same as if such notice or demand were executed and delivered by Pledgor, and Pledgor agrees to indemnify and hold Secured Party and any such other person harmless from any and all claims resulting from such compliance. Unless an Event of Default has occurred and is continuing, the right to vote the Pledged Shares and other rights in respect of ownership thereof (excluding the right to dispose of or encumber the Collateral) shall remain vested in Pledgor subject to Secured Party's rights under this Agreement

         8. Notification to Issuers. Secured Party shall be entitled at any time to take such action as it deems necessary in order to register its security interest, collateral assignment, lien and pledge in the Pledged Shares with the issuer thereof or otherwise notify such issuer of Secured Party's interests in the Pledged Shares.

         9. Default. An Event of Default ("Event of Default") shall exist under this Agreement upon the occurrence of any one or more of the following events: (a) default by Pledgor in the performance or observance of any of the covenants, terms or conditions herein; (b) any "Event of Default" as defined by the Credit Agreement; (c) any representation or warranty contained herein or made or furnished by Pledgor in connection herewith shall be false or misleading in any material respect as of the date made or deemed to have been made; (d) the filing of any petition in bankruptcy, or any other insolvency proceeding, by or against Pledgor under the United States Bankruptcy Code or any other applicable law; or (e) any repudiation by Pledgor, or impairment of, Secured Party's rights under this Agreement.

         10. Remedies. Upon the occurrence and at any time during the continuance of an Event of Default, Secured Party may from time to time in its discretion, without limitation and without notice, except as expressly provided in the Credit Agreement: (a) exercise in respect of the Collateral all the rights and remedies of a secured party under the UCC; (b) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest, pledge and lien granted hereunder by any available judicial procedure; (c) sell or otherwise dispose of, at Secured Party's office, or on the premises of Pledgor, or elsewhere, the Collateral, in whole or in part, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Secured Obligations have been paid and performed in full); (d) buy the Collateral, or any portion thereof, at any public sale; (e) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations; or (f) apply for the appointment of a receiver for the Collateral. Pledgor agrees that in the event Pledgor is entitled to receive any notice of the sale or other disposition of any Collateral, notice shall be deemed reasonable if deposited in the United States Mail, postage prepaid, or courier delivered or telecopied, addressed to Pledgor's address for notice specified herein, five (5) days prior to the date of any public sale, or the date after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to proceed with any such sale, regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         11. Disposition of the Pledged Shares Upon Default. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws (including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1944 and state "Blue Sky" laws) and that Secured Party may determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each such private sale may be at prices and other terms less favorable than what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of
Section 9.504(c) of the UCC, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws, and in such event, Secured Party may bid for the purchase of such securities. Any purchaser at a sale conducted pursuant to the terms of this Agreement shall hold the property sold absolutely, free from any claim or right on the part of Pledgor. Each and every purchaser of any of the Pledged Shares shall be vested with all shareholder's ownership rights including, without limitation, all voting, dividend and distribution rights. Pledgor agrees that Secured Party may purchase the Pledged Shares or any part thereof at any sale conducted in accordance herewith provided that at least five (5) days prior notice of such sale has been furnished to Pledgor.

         12. Interest Payments and Collateral Substitution. Upon the occurrence and during the continuance of an Event of Default, all rights, if any, of Pledgor to receive and retain interest payments, dividends and other distributions on the Collateral shall automatically be suspended, and all such rights shall thereupon become vested with Secured Party, until such time as may be agreed otherwise by Secured Party in writing. All interest payments, dividends or other distributions which may be received by Pledgor at any time when the receipt of same by Pledgor is prohibited by this Agreement shall be received by Pledgor and held in trust for the benefit of Secured Party and shall be segregated from other property of Pledgor and forthwith delivered to Secured Party in the form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

         13. Indemnity. WITHOUT LIMITATION OF THE APPLICABILITY OF ANY OTHER PROVISION OF THE LOAN DOCUMENTS, THE PROVISIONS OF SECTION 12.4 ("INDEMNITY") OF THE CREDIT AGREEMENT HEREBY ARE INCORPORATED HEREIN BY REFERENCE AND PLEDGOR ACKNOWLEDGES THAT ITS OBLIGATIONS THEREUNDER SHALL HAVE FULL APPLICABILITY TO ANY INDEMNIFIED CLAIMS RELATING TO OR IN CONNECTION WITH THIS AGREEMENT AS FULLY AS IF SET FORTH HEREIN AT LENGTH. THE INDEMNIFICATION PROVIDED FOR IN THIS PARAGRAPH SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND SHALL EXTEND AND CONTINUE TO BENEFIT EACH INDIVIDUAL OR ENTITY WHO IS OR HAS AT ANY TIME BEEN AN INDEMNIFIED PERSON HEREUNDER. IT IS AGREED THAT SECURED PARTY SHALL HAVE NO OBLIGATION TO TAKE NECESSARY STEPS TO PRESERVE RIGHTS AGAINST PRIOR PARTIES, IF ANY.

         14. Costs and Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all costs, fees and expenses (including, without limitation, reasonable attorneys' fees and expenses), which Secured Party may incur in connection with the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, or the exercise or enforcement of any of the rights of Secured Party under this Agreement.

         15. No Commitment. Nothing in this Agreement shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit for the benefit of Pledgor.

         16. Notices. Except as otherwise provided in this Agreement, all notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given in accordance with the terms of Section 12.2 ("Notices") of the Credit Agreement, the provisions of which are incorporated herein by reference.

         17.     Waivers.  In connection with all matters pertaining to this
Agreement:

                 (a) Pledgor hereby waives: (i) notice of acceptance of this Agreement; (ii) notice of presentment for payment, demand, protest and notice thereof as to any promissory notes or other instruments among the Loan Documents; (iii) all other notices and demands except to the extent otherwise expressly provided herein; and
         (iv) any defense arising by reason of any defense of any other Person obligated for payment for all or any portion of the Secured

         Obligations or by reason of the release or other termination of the liability of any such Person in respect thereof.

                 (b) Pledgor hereby waives and agrees not to assert against Secured Party: (i) any defense (legal or equitable), setoff, counterclaim or claim which it may now or at any time hereafter have against any other party liable to Secured Party; (ii) any defense, setoff, counterclaim or claim of any kind or nature available to any other Person against Secured Party, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Secured Obligations or any security therefor;
         (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Secured Party under any applicable law; and (iv) the benefit of any statute of limitations affecting any other Person's liability hereunder.

                 (c) Pledgor hereby consents and agrees that, without notice or consent and without affecting or impairing its obligations hereunder, Secured Party may, by action or inaction: (i) compromise, settle, extend the duration or the time for the payment of, discharge the performance of or refuse to or otherwise not enforce the Loan Documents; (ii) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to any other Person in respect thereof; (iii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; and (iv) release or substitute any Guarantor of the Obligations, or enforce, exchange, release or waive any security for the Obligations or any Guaranty of the Obligations, or any portion thereof.

         18. Waiver of Trial By Jury. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST PLEDGOR OR SECURED PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH SUCH PARTY ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

         19. Non-Impairment; Non-Waiver. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Obligations, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral or any other "Collateral" as defined in the Credit Agreement, or
(iii) any release or indulgence granted to any endorser, Guarantor or surety of the Obligations. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder. Secured Party may waive any Event of Default of Pledgor without waiving any other prior or subsequent Event of Default of Pledgor. Secured Party may remedy any default without waiving the Event of Default of Pledgor remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default of Pledgor shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof nor consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to, nor demand on, Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances. Pledgor consents and agrees that, without notice to or by Pledgor and without affecting or impairing the obligations of Pledgor hereunder, Secured Party may, by action or inaction: (a) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Credit Agreement or any other Loan Document; (b) release all or any one or more parties to the Credit Agreement or any other Loan Document or grant other indulgences to Pledgor, and such other parties in respect thereof; (c) amend or modify in any manner and at any time (or from time to time) the Credit Agreement or any other Loan Document; or (d) release or substitute any other Person, if any, liable for payment or performance of the Obligations, or enforce, exchange, release or waive any security for the Obligations or any Guaranty of the Obligations, or any portion thereof.

         20. Benefit; Equivalent Value. Pledgor represents to Secured Party that execution and performance of this Agreement is in the best interest of Pledgor and that any extension of credit under the Credit Agreement is reasonably expected to directly benefit Pledgor and that such benefits are of reasonably equivalent value to Pledgor, and Pledgor acknowledges that the execution and delivery of this Agreement is a condition precedent to the extension of any such credit. Execution, delivery and performance by Pledgor of this Agreement does not, and will not, violate or contravene any provision of Pledgor's articles of incorporation, bylaws or any other agreement governing or affecting Pledgor.

         21. No Election. Secured Party shall have the right to seek recourse under this Agreement to the fullest extent provided for herein, and no election by Secured Party to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Secured Party's right to proceed in any other form of action or proceeding or against other parties unless Secured Party has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Secured Party under any document or instrument evidencing the Secured Obligations shall serve to diminish the obligations of Pledgor under this Agreement, except to the extent that Secured Party finally and unconditionally shall have realized in full, indefeasible payment of all of the Secured Obligations by such action or proceeding.

         22. Successors and Assigns. This Agreement shall be binding on Pledgor and its successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns. Secured Party's rights under this Agreement may be transferred in connection with any transfer of the Secured Obligations, or any part thereof, to the extent not otherwise prohibited by the Credit Agreement. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

         23. Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under the Credit Agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

         24. Entire Agreement. This Agreement embodies the entire agreement between the parties relating to the subject matter hereof, and may be modified or amended only by an instrument in writing executed by an authorized officer of both Secured Party and Pledgor. It is expressly agreed that no conversations, statements, negotiations or other verbal communications between Secured Party and Pledgor, nor any purported modification or amendment, or waiver, shall be binding unless the same is evidenced in writing, executed by an authorized officer of Secured Party and Pledgor.

         25. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF TEXAS.

         26. Copies Valid as Financing Statements. Pledgor grants to Secured Party a special power of attorney to sign its name, on its behalf, to any financing statement describing the Collateral, or any part thereof, or to any amendment of any financing statement filed pursuant to this Agreement, and to file such financing statement or amendment in any jurisdiction deemed necessary by Secured Party to perfect Secured Party's interests under this Agreement. A carbon, photographic or other reproduction, including photocopy, telecopy or electronic transmission, of this Agreement or any financing statement shall be sufficient as a financing statement and may be filed as an original.

         27. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future laws effective during the term of the Credit Agreement, such provisions shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement. In such case, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected thereby.

         28. Multiple Counterparts. This Agreement may be executed simultaneously in one or more multiple originals, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         29. Survival. All covenants, agreements, representations and warranties made by Pledgor herein shall survive the execution, delivery and closing of this Agreement, and all documents executed in connection herewith, and shall not be affected by any investigation made by any party.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of the effective date specified in the preamble.

                                           PHYSICIAN RELIANCE NETWORK, INC.


                                           By:/s/ GEORGE MCGINN
                                              --------------------------------
                                           Name:   George McGinn
                                                ------------------------------
                                           Title:   Ex. V.P.
                                                 -----------------------------

                                           BANK ONE, TEXAS, N.A., as Agent


                                           By: /s/ [ILLEGIBLE]
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                   Schedule 1
                                       to
                                Pledge Agreement

----------------------------------------------------------------------------------------------------------------------
                               Person                         Ownership         Number of     Certificate    Par Value
                                and                           Interest           Shares         Number
                          Type of Entity                                        Units or %
                                                                                 Interest
----------------------------------------------------------------------------------------------------------------------
1.     TOPS Pharmacy Services, Inc., formerly known as and     common stock        3000            3              no
       issued by Texas Oncology Pharmacy Services, Inc. to
       Pledgor in its former name of Physician Competitive
       Resource Corporation
----------------------------------------------------------------------------------------------------------------------
2.     Innovative Medical Communications, Inc., formerly       common stock         800            1              no
       known as and issued to Pledgor by PRN
       Communications, Inc.
----------------------------------------------------------------------------------------------------------------------
3.     PRN Research, Inc.                                      common stock        1000            1              no
----------------------------------------------------------------------------------------------------------------------






Schedule 1 - Solo Page

                                   Schedule 2
                                       to
                                Pledge Agreement

                                Pledge Amendment


         This Pledge Amendment, dated _____________, ____, is delivered pursuant to paragraph 4(f) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated June 11, 1997, among the undersigned and Bank One, Texas, N.A., as agent, as Secured Party (the "Pledge Agreement", capitalized terms defined therein being used herein as therein defined), Schedule 1 to the Pledge Agreement is hereby amended to add the property described below and the property listed on this Pledge Amendment shall be part of the Collateral and shall secure all Secured Obligations.


                                           PHYSICIAN RELIANCE NETWORK, INC.


                                           By:
                                              -------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------


================================================================================
      Person          Ownership       Number of        Certificate        Par
                      Interest         Shares,           Number          Value
                                      Units or %
                                       Interest
================================================================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================





Schedule 2 - Solo Page

                          CONSENT AND ACKNOWLEDGEMENT

         Each of the undersigned hereby consents to Pledgor's execution and delivery of the foregoing Agreement and consents, acknowledges and agrees that the pledge and security interest created by the Agreement does not violate or conflict with any restriction in respect of its Capital Stock which comprises any of the Pledged Shares pursuant to this Agreement. Each of the undersigned agrees that upon Agent's exercise of its remedies pursuant to paragraph 10 of such Agreement, it will, at its sole cost and expense, provide Agent, or any of Agent's successors or assigns pursuant to the Borrower Pledge Agreement or the Credit Agreement, with all registrations or opinions reasonably required in order to comply with any applicable restriction on transfer of such Pledged Shares.

                                  TOPS PHARMACY SERVICES, INC.


                                  By: /s/ GEORGE MCGINN
                                     ------------------------------------
                                  Name:  George McGinn
                                       ----------------------------------
                                           Vice President


                                  INNOVATIVE MEDICAL COMMUNICATIONS, INC.


                                  By: /s/ GEORGE MCGINN
                                     ------------------------------------
                                  Name:  George McGinn
                                       ----------------------------------
                                           Vice President


                                  PRN RESEARCH, INC.


                                  By: /s/ GEORGE MCGINN
                                     ------------------------------------
                                  Name:  George McGinn
                                       ----------------------------------
                                           Secretary

                               GUARANTY AGREEMENT

         This GUARANTY AGREEMENT (this "Guaranty"), dated June 11, 1997, is executed and delivered by TOPS PHARMACY SERVICES, INC., a Texas corporation ("Guarantor"), to and in favor of BANK ONE, TEXAS, N.A., a national banking association, as agent for itself and the other Lenders (as such term is hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, "Agent").

                                   RECITALS:

         A. Physician Reliance Network, Inc. ("Borrower"), the lenders named therein (together with their successors and assigns, the "Lenders"), Agent and NationsBank of Texas, N.A. (as a Lender and as co-agent) are, concurrently herewith, entering into that certain Amended and Restated Credit Agreement (as the same may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, the "Credit Agreement") and, in connection therewith, inter alia, Borrower is executing and delivering to each of the Lenders a Revolving Note (as defined in the Credit Agreement) which together with the other Revolving Notes executed and delivered by Borrower to the Lenders on the Closing Date (as defined in the Credit Agreement) in connection with the Credit Agreement are in the aggregate principal amount of $140,000,000 (such Revolving Notes, as they may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, are hereinafter individually called a "Note" and collectively called the "Notes"; the Credit Agreement, the Notes and the other Loan Documents (as defined in the Credit Agreement) and any and all amendments, modifications, renewals, extensions, restatements and/or supplements thereto from time to time, are hereinafter collectively called the "Loan Documents");

         B. Guarantor has directly and indirectly benefitted and will directly and indirectly benefit from the loans evidenced and governed by the Credit Agreement, the Notes and the other Loan Documents and the other transactions evidenced by and contemplated in the Loan Documents; and

         C. Execution and delivery of this Guaranty is a condition to Agent and the Lenders entering into the Credit Agreement and the funding of Advances pursuant thereto;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                   AGREEMENT:

         1.      Definitions.     Unless otherwise defined in this Guaranty,
all capitalized terms used in this Guaranty shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Guaranty of Indebtedness, Liabilities and Obligations. Guarantor hereby irrevocably and unconditionally guarantees (a) payment to Agent and the Lenders when due, whether at stated maturity, by acceleration or otherwise, of any and all Obligations (as such term is defined in the Credit Agreement), which Obligations include, without limitation, (i) any and all interest, penalties, fees and expenses (specifically including, but not limited to, attorneys' fees and expenses) which

Borrower may now or at any time hereafter owe to Agent or any Lender (whether or not such interest, penalties, fees and expenses were originally contracted with Agent or any Lender or with another or others and whether or not such interest, penalties, fees and expenses are enforceable against Borrower) pursuant to the Credit Agreement, any Note or any other Loan Document plus (ii) the principal amount of any and all indebtedness, liabilities and other obligations, whether primary, absolute, secondary, direct, indirect, fixed, contingent, liquidated, unliquidated, secured or unsecured, matured or unmatured, joint, several or joint and several, due or to become due and whether arising by agreement, note, discount, acceptance, overdraft or otherwise, which Borrower may now or at any time hereafter owe to Agent or any Lender (whether or not such indebtedness, liabilities and obligations were originally contracted with Agent or any Lender or with another or others and whether or not such indebtedness, liabilities or obligations are enforceable against Borrower) pursuant to the Credit Agreement, any Note or any other Loan Document and (b) the faithful, prompt and complete compliance by Borrower with all terms, conditions, covenants, agreements and undertakings of Borrower under the Credit Agreement, any Note or any other Loan Document (the Obligations and the interest, penalties, fees, expenses, indebtedness, liabilities and obligations, etc. referred to in clauses (a) and (b) preceding as to which payment, performance and compliance are guaranteed pursuant to this Guaranty are hereinafter individually and collectively called the "Guaranteed Obligations"); provided, however, notwithstanding anything to the contrary contained in this paragraph 2, the Guaranteed Obligations of Guarantor hereunder shall not exceed an aggregate amount equal to the greatest amount that would not render Guarantor's obligations under this Guaranty subject to avoidance under Sections 544, 548 or 550 of the Federal Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors; provided further, however, that for purposes of this proviso it shall be presumed that the Guaranteed Obligations of Guarantor under this Guaranty do not equal or exceed any aggregate amount which would render Guarantor's indebtedness, liabilities or obligations under this Guaranty subject to being so avoided, set aside or annulled, and the burden of proof to the contrary shall be on the party asserting to the contrary. Subject to, but without limiting the generality of the foregoing proviso, the provisions of this Guaranty are severable and, in any action or proceeding involving any state corporate law or any bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights, if the indebtedness, liabilities or obligations of Guarantor under this Guaranty would otherwise be held or determined to be void, invalid or unenforceable on account of the amount thereof under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount thereof shall, without any further action by Guarantor, Agent, any Lender or any other Person, be automatically limited and reduced to the greatest amount which is valid and enforceable as determined in such action or proceeding.

         Notwithstanding that Borrower may not be liable or obligated to Agent or any Lender for interest and/or attorneys' fees and expenses on, or in connection with, the Guaranteed Obligations from and after the Petition Date (as hereinafter defined) as a result of the provisions of the federal bankruptcy laws or otherwise, the Guaranteed Obligations for which Guarantor shall be liable and obligated under this Guaranty shall include (to the extent permitted by law or a court of competent jurisdiction) interest accruing on the Guaranteed Obligations at the highest rate provided for in the Credit Agreement from and after the date on which Borrower files for protection under the federal bankruptcy laws or from and after the date on which an involuntary proceeding is filed against Borrower under the federal bankruptcy laws (herein collectively referred to as the "Petition Date") and all attorneys' fees and expenses incurred by Agent or any Lender from and after the Petition Date in connection with the Guaranteed Obligations.

         3. Continuing Guaranty of Payment. This Guaranty is and shall be an absolute, irrevocable and continuing guaranty of payment, and not merely of collection, and from time to time or at any time the Guaranteed Obligations may be increased, reduced or paid in full without affecting the liability or obligation of Guarantor with respect to indebtedness, liabilities and obligations of Borrower to Agent or any Lender thereafter incurred. Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated (if a release or discharge has occurred), as the case may be, if at any time any payment (or any part thereof) to Agent or any Lender in respect of the Guaranteed Obligations is rescinded or must otherwise be restored by Agent or any Lender pursuant to any bankruptcy, insolvency, reorganization, receivership or other debtor relief granted to Borrower or its successors or assigns. In the event that Agent or any Lender must rescind or restore any payment received by Agent or any Lender, respectively, in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Agent or such Lender, respectively, shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Agent, Lenders and Guarantor that Guarantor's liabilities and obligations hereunder shall not be discharged except by the full and complete payment and performance of the Guaranteed Obligations and then only to the extent of such payment and performance. This Guaranty is independent of, and in addition and without modification to, and does not impair or in any way affect any other guaranty, endorsement or other agreement executed in favor of Agent or any Lender, and this Guaranty and Guarantor's liabilities and obligations under this Guaranty shall not be impaired or otherwise affected by the execution, delivery or performance by Guarantor or any other Person of any other guaranty, endorsement or other agreement.

         4. Absolute Guaranty. Guarantor's liabilities and obligations under this Guaranty shall be absolute and unconditional irrespective of, shall not be released, impaired, limited, reduced, conditioned upon or otherwise affected by and shall continue in full force and effect notwithstanding the occurrence of any event (other than an event consisting of payment and performance of such liabilities and obligations as provided in paragraph 3 hereof) at any time or from time to time, including, without limitation, any one or more of the following events specified in clauses (a) through (o) of this paragraph 4 below, and neither Agent nor any Lender shall be obligated or required to take or to refrain from taking any of such actions or inactions specified below and shall not have any liability, obligation or duty whatsoever with respect to such actions or inactions, it being acknowledged and agreed by Guarantor that all of such liabilities, obligations and duties (if any) of Agent or any Lender otherwise existing and all rights and remedies (if any) of Guarantor with respect thereto (whether such liabilities, obligations, duties, rights or remedies exist by virtue of agreement, common law, equity, statute or otherwise), and each and every defense which, under principles of guaranty or suretyship law, would otherwise operate to eliminate, impair, condition or restrict the liabilities and obligations of Guarantor for the Guaranteed Obligations, are hereby expressly waived by Guarantor:

                (a) The taking or accepting of any security or other guaranty for any or all of the Guaranteed Obligations, whether heretofore, concurrently herewith or hereafter;

                (b) Any failure to create or perfect or properly create or perfect any lien, security interest or assignment intended as security, or any release, surrender, exchange, substitution, subordination or loss of any security or guaranty at any time existing in connection with any or all of the Guaranteed Obligations for any reason;

                (c) Any partial or full release of the liability or obligation of Guarantor under any other guaranty whether or not similar to this Guaranty;

                (d) The entering into, delivery of, modification of, amendment to or waiver of compliance with the Credit Agreement, any Note or any other Loan Document, or any agreement, document or instrument evidencing, securing or otherwise affecting all or part of the Guaranteed Obligations, without the notification of Guarantor, the right of such notification being hereby specifically waived by Guarantor;

                (e) The bankruptcy, insolvency, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust or relating to any other entity or Person) of Borrower, Guarantor or any other Person at any time liable or obligated for the payment of any or all of the Guaranteed Obligations, whether now existing or hereafter arising;

                (f) Any renewal, extension, modification, refunding and/or rearrangement of the payment of any or all of the Guaranteed Obligations at any time and from time to time, whether on one or more occasions, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance or compromise that might be granted or given by Agent or any Lender to Borrower or Guarantor;

                (g) Any neglect, delay, omission, failure or refusal of Agent or any Lender to (i) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or any collateral, security or guaranty therefor, whether under the Credit Agreement, any Note or any other Loan Document or otherwise, (ii) take or prosecute or properly or diligently take or prosecute any action for the collection of any or all of the Guaranteed Obligations against Borrower, Guarantor or any other guarantor of any or all of the Guaranteed Obligations and/or any other Person, (iii) foreclose or prosecute or properly or diligently foreclose or prosecute any action in connection with any agreement, document or instrument or arrangement evidencing, securing or otherwise affecting all or any part of the Guaranteed Obligations, or (iv) mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations;

                (h) Any failure of Agent or any Lender to give notice to Borrower and/or Guarantor of, or obtain the consent of Borrower and/or Guarantor with respect to, (i) demand, presentment, protest, nonpayment, intention to accelerate, acceleration, lack of diligence or delay in collection of all or any part of the Guaranteed Obligations or any other matter, or the absence thereof, (ii) any renewal, extension or assignment of the Guaranteed Obligations or any part thereof, (iii) the disposition or release of all or any part of any security for the Guaranteed Obligations (whether or not such disposition is commercially reasonable) or (iv) any other action taken or refrained from being taken by Agent or any Lender against Borrower, it being agreed that (except as may be expressly provided in the other Loan Documents) that neither Agent nor any Lender shall be required to give Borrower or Guarantor any notice of any kind or to obtain Borrower's or Guarantor's consent under any circumstances whatsoever with respect to or in connection with the Guaranteed Obligations;

                (i) The unenforceability, illegality or uncollectibility of all or any part of the Guaranteed Obligations against Borrower by reason of the fact that the interest contracted for, charged, collected or received in respect of the Guaranteed Obligations exceeds the maximum amount permitted by law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers, directors, partners, trustees or representatives creating the Guaranteed Obligations acted in excess of their authority, the Loan Agreement, any Note, or any other Loan Document evidencing the Guaranteed Obligations has been forged or otherwise is irregular or is not genuine or authentic, or expiration of the applicable statute of limitations with respect to the Guaranteed Obligations;

                (j) Any payment by Borrower to Agent or any Lender is held to constitute a preferential transfer or a fraudulent conveyance or transfer under any applicable law, or for any reason Agent or any Lender is required to refund such payment or pay such amount to Borrower or any other Person;

                (k) Any merger, reorganization, consolidation or dissolution of Borrower, any sale, lease or transfer of any or all of the assets of Borrower, or any change in name, business, location, composition, structure or any change in the shareholders, partners or members (whether by accession, secession, death, dissolution, transfer of assets or otherwise) of Borrower;

                (l) Any failure of Agent or any Lender to notify Guarantor of the acceptance of this Guaranty or of the funding of Advances by any Lender in reliance on this Guaranty or of the failure of Borrower to make any payment due by Borrower to Agent or any Lender;

                (m) Any existing or future offset, claim or defense of Borrower against Agent or any Lender or against payment of all or any part of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise;

                (n) Any full or partial release of the liability of Borrower, any guarantor of all or any part of the Guaranteed Obligations or any other Person for all or any part of the Guaranteed Obligations, it being acknowledged and agreed by Guarantor that it may be required to pay the Guaranteed Obligations in full without assistance or support, whether from Borrower, any other guarantor or any other Person; or

                (o) Any other action taken or omitted to be taken with respect to any of the Credit Agreement, any Note or any other Loan Document, the Guaranteed Obligations or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay all or any part of the Guaranteed Obligations pursuant to the terms hereof.

Without limiting the foregoing or Guarantor's liability under this Guaranty, to the extent that Agent and the Lenders (or any of them) have advanced funds or extended credit to Borrower and do not receive payments or benefits thereon in the amounts and at the times required or provided by or in connection with the Credit Agreement, any Notes or any other Loan Document, Guarantor is absolutely liable to make such payments and to confer such benefits on the Lenders on a timely basis.

         5. Representations and Warranties. In connection with this Guaranty, Guarantor hereby represents and warrants to Agent and the Lenders as follows:

                (a) Guarantor and Borrower are members of an affiliated and integrated group of businesses and are engaged in related business and supporting lines of business; Guarantor has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Credit Agreement, the Notes and the other Loan Documents; this Guaranty is given by Guarantor in furtherance of the direct and indirect business interests and purposes of Guarantor, and is necessary to the conduct, promotion and attainment of the business interests of Borrower and Guarantor; and the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder;

                (b) The execution and delivery of this Guaranty and the performance of and compliance with the terms hereof will not constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any material contract, agreement or instrument to which Guarantor is a party or which may be applicable to Guarantor or any of its assets;

                (c) This Guaranty, when executed and delivered by Guarantor, will constitute the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity;

                (d) As of the date of this Guaranty, and after giving effect to this Guaranty and the contingent obligation evidenced by this Guaranty, Guarantor is not, on either an unconsolidated basis or a consolidated basis with Borrower and Guarantor's subsidiaries, insolvent, as such term is used or defined in any applicable bankruptcy, fraudulent conveyance, fraudulent transfer or similar law, and Guarantor has and will have assets which, fairly valued, exceed its indebtedness, liabilities and obligations; Guarantor is not executing this Guaranty with any intention to hinder, delay or defraud any present or future creditor or creditors of Guarantor; Guarantor is not engaged in any business or transaction (including, without limitation, the execution of this Guaranty) which will leave Guarantor with unreasonably small capital or assets which are unreasonably small in relation to the business or transactions engaged in by Guarantor, and Guarantor does not intend to engage in any such business or transaction; Guarantor does not intend to incur, nor does Guarantor believe that it will incur, debts beyond Guarantor's ability to repay such debts as they mature;

                (e) All acts and conditions required to be performed and satisfied prior to the creation and issuance of this Guaranty, and to constitute this Guaranty as the legal, valid and binding obligation of Guarantor in accordance with its terms, have been performed and satisfied in due and strict compliance with all applicable laws;

                (f) Guarantor is familiar with, and has independently received and reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral (if any) intended to secure the Guaranteed Obligations; however, Guarantor is not relying on such financial condition or any such collateral (if any) as an inducement to enter into this Guaranty;

                (g) Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any Person other than Guarantor will be liable to pay the Guaranteed Obligations;

                (h) Except for the execution of the Credit Agreement, neither Agent, any Lender nor any other Person has made any representation, warranty or statement to, or promise, covenant or agreement with, Guarantor in order to induce Guarantor to execute this Guaranty; and

                (i)       Guarantor is a Subsidiary of Borrower.

         6. Default. Upon the occurrence and during the continuation of an Event of Default, Guarantor shall, on demand by Agent and without further notice of dishonor and without notice of any kind (including, without limitation, notice of acceptance by Agent or any Lender of this Guaranty) having been given to Borrower, Guarantor or any other Person previous to such demand, promptly (i.e., not later than 1:00 p.m., Dallas, Texas time, on the date of such demand or, if such demand is made after 12:00 noon, on the next succeeding Business Day) pay, in immediately available funds, the full unpaid amount of the Guaranteed Obligations, or such lesser amount, if any, as may be specifically demanded by Agent from time to time, to Agent at Agent's Principal Office located in Dallas, Texas or at such other place as Agent may specify to Guarantor in writing. If acceleration of the time for payment of any amount payable by Borrower under or with respect to any of the Guaranteed Obligations is stayed or otherwise delayed upon the insolvency, bankruptcy or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be payable by Guarantor hereunder promptly on demand by Agent.

         7. Cumulative Remedies; No Election. If Guarantor is or becomes liable or obligated for the Guaranteed Obligations, by endorsement or otherwise, other than under this Guaranty, such liability or obligation shall not be in any manner impaired or affected hereby, and the rights and remedies of Agent or any Lender hereunder shall be cumulative of any and all other rights and remedies that Agent or such Lender may ever have against Guarantor. The exercise by Agent or any Lender of any right or remedy hereunder or under any other agreement, document or instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Without in any way limiting the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty or security to any and all other guaranties or security heretofore, concurrently herewith or hereafter executed and/or delivered by Guarantor to or in favor of Agent or any Lender relating to the Guaranteed Obligations, and nothing herein shall ever be deemed to in any way negate or replace any such other guaranties or security; provided, however, that Agent and the Lenders shall have all of their rights and remedies under this Guaranty irrespective of anything to the contrary contained in any such other guaranties or security. This Guaranty may be enforced from time to time as often as occasion therefor may arise, and it is agreed and understood that it shall not be necessary for Agent or any Lender, in order to enforce this Guaranty against Guarantor, first to exercise any rights or remedies against Borrower or any other Person or institute suit or exhaust any available rights or remedies against security in Agent's or any Lender's possession or under Agent's or any Lender's control, or to resort to any other sources or means of obtaining payment of the Guaranteed Obligations.

         8. Joint and Several Obligation. Guarantor agrees that Agent and the Lenders, in their sole discretion, may (a) bring suit against all guarantors or other Persons liable or obligated to Agent or any Lender or against any one or more of them, for interest, penalties, expenses, fees, indebtedness, liabilities and obligations owed to Agent or any Lender and apply any amounts obtained by Agent or any Lender in such a manner as Agent or any Lender may elect, (b) bring suit against all guarantors of the Guaranteed Obligations jointly and severally or against any one or more of them, (c) settle fully or in part with any one or more of such guarantors for such consideration as Agent or any Lender may deem proper, and (d) partially or fully release one or more of such guarantors from liability under any guaranty agreement, and that no such action shall impair the rights of Agent or any Lender to collect the Guaranteed Obligations (or the unpaid balance thereof) from other guarantors (including, without limitation, Guarantor), or any of them, not so sued, settled with, or released.

         9. Release of Collateral, etc. If all or any part of the Guaranteed Obligations is at any time secured, Guarantor agrees that Agent or any Lender may, at any time and from time to time in its discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security without impairing or diminishing the liabilities or obligations of Guarantor hereunder. Guarantor further agrees that, if Borrower or any other Person executes in favor of Agent or any Lender any collateral agreement, mortgage, deed of trust, collateral assignment, security agreement or other security instrument, the exercise by Agent or any Lender of any right or remedy thereby conferred on Agent or any Lender shall be wholly discretionary with Agent and such Lender, respectively, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of Guarantor hereunder. Guarantor further agrees that (except to the extent prohibited by applicable law notwithstanding an agreement of the parties to the contrary) neither Agent nor any Lender shall be liable for its failure to use diligence or care in the collection of the Guaranteed Obligations, in the creation or perfection of any lien, security interest or assignment intended as security or in preserving the liability of any Person liable or obligated on the Guaranteed Obligations, and Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof, and diligence in bringing suit against any Person liable on the Guaranteed Obligations or any part thereof.

         10. Binding Effect. This Guaranty is for the benefit of Agent and the Lenders and their successors and assigns, and in the event of an assignment by Agent or any Lender or its successors or assigns of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness, liabilities and obligations so assigned, may be transferred with such indebtedness, liabilities and obligations. This Guaranty is binding, not only upon Guarantor, but upon its successors and assigns.

         11. Waiver of Subrogation, Contribution and Other Rights. UPON PAYMENT BY GUARANTOR OF ANY SUMS IN RESPECT OF THE GUARANTEED OBLIGATIONS HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY AMOUNTS ADVANCED TO BORROWER BY GUARANTOR), ALL RIGHTS OF GUARANTOR AGAINST BORROWER OR ANY OTHER GUARANTOR OF THE GUARANTEED OBLIGATIONS ARISING AS A RESULT THEREFROM BY WAY OF RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION AND/OR OTHERWISE SHALL IN ALL RESPECTS BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT AND ENFORCEMENT TO THE PRIOR INDEFEASIBLE PAYMENT AND ENFORCEMENT IN FULL OF THE GUARANTEED OBLIGATIONS. GUARANTOR SHALL NOT HAVE, AND HEREBY IRREVOCABLY WAIVES, ANY AND ALL RIGHTS AND REMEDIES OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION AND/OR OTHERWISE AGAINST OR FROM BORROWER UNLESS AND UNTIL ALL OF THE GUARANTEED OBLIGATIONS HAVE BEEN PAID AND PERFORMED IN FULL. IN ADDITION TO THE FOREGOING, GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL CLAIMS OR OTHER RIGHTS AND REMEDIES IT MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST AGENT, ANY LENDER, BORROWER OR ANY OTHER PERSON UNDER CHAPTER 34 OF THE TEXAS BUSINESS AND COMMERCE CODE, UNDER RULES 31 AND 163 OF THE TEXAS RULES OF CIVIL PROCEDURE, UNDER SECTION 17.001 OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE AND UNDER ANY OTHER STATUTE OF ANY STATE OR OTHER JURISDICTION REQUIRING RECOURSE AGAINST THE PRIMARY OBLIGOR OR IMPOSING OTHER REQUIREMENTS AS A CONDITION TO RECOURSE AGAINST A GUARANTOR IF AND TO THE EXTENT THAT THE SAME MAY BE APPLICABLE TO THIS GUARANTY. Except as expressly otherwise provided in this paragraph 11, Guarantor shall have all rights of subrogation, reimbursement, exoneration, contribution and indemnification that may exist under currently applicable law.

         12. Subordination of Indebtedness and Liens. The payment of any and all principal of and interest on all indebtedness of Borrower, whether primary, absolute, secondary, direct, indirect, fixed, contingent, liquidated, unliquidated, secured or unsecured, matured or unmatured, joint, several or joint and several, now or hereafter existing, due or to become due to Guarantor (the "Guarantor Debt"), shall in all respects be subordinate and junior in right of payment and enforcement to the prior payment and enforcement in full of the Guaranteed Obligations as provided in this paragraph 12. Except as may be expressly permitted by the Credit Agreement, no payment shall be made on or with respect to the Guarantor Debt unless and until the Guaranteed Obligations shall have been paid and performed in full. In the event that Guarantor or any Affiliate of Guarantor shall receive any payment on account of the Guarantor Debt in violation of this paragraph 12, Guarantor will hold, or cause to be held (as the case may be), any amount so received in trust for the benefit of Agent and the Lenders and will forthwith deliver, or cause to be delivered (as the case may be), such payment to Agent, in the form received, to be applied to the Guaranteed Obligations. All assignments, liens, pledges and security interests (if any) securing payment of all or any part of the Guarantor Debt (the "Subordinated Liens") shall be and remain inferior and subordinate to the assignments, liens, pledges and security interests (if any) securing payment of all or any part of the Guaranteed Obligations, regardless of whether such Subordinated Liens presently exist or are hereafter created or when such Subordinated Liens were created, perfected, filed or recorded. Guarantor shall not exercise or enforce any creditors' rights or remedies that it may have against Borrower or foreclose, repossess, sequester or otherwise institute any action or proceeding (whether judicial or otherwise, including, without limitation, the commencement of, or joinder in, any bankruptcy, insolvency, reorganization, liquidation, receivership or other debtor relief law) to enforce any Subordinated Lien on any assets of Borrower or any other Person unless and until the Guaranteed Obligations shall have been irrevocably paid and performed in full. The terms and provisions of this paragraph 12 are given by Guarantor as additional rights, remedies and benefits to any and all other subordination agreements heretofore, concurrently herewith or hereafter executed by Guarantor to or in favor of Agent or any Lender, and nothing in this Guaranty shall ever be deemed to in any way negate or replace any other such previous, concurrent or subsequent subordination agreements. All promissory notes, accounts receivable ledgers and other evidences of the Guarantor Debt, and all mortgages, deeds of trust, security agreements, assignments and other security documents evidencing the Subordinated Liens, shall contain a specific written notice that the indebtedness and liens, evidenced thereby are subordinated as provided in this paragraph 12.

         13.     Right of Setoff.   Guarantor hereby grants to Agent and each
Lender a right of setoff upon any and all monies, securities or other property of Guarantor, and the proceeds therefrom, now or hereafter held or received by or in transit to Agent or any Lender from or for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Guarantor, and any and all claims of Guarantor against Agent or any Lender at any time existing. The right of setoff granted pursuant to this paragraph 13 shall be cumulative of and in addition to Agent's and each Lender's common law right of setoff.

         14. Further Assurances. Upon the request of Agent or any Lender, Guarantor will, at any time and from time to time, duly execute and deliver to Agent any and all such further agreements, documents and instruments, and supply such additional information, as may be necessary or advisable, in the reasonable opinion of Agent or any Lender, to obtain the full benefits of this Guaranty.

         15. Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance here from. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. No provision herein or in any other Loan Document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

         16. Modification in Writing. No modification, consent, amendment or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of Agent and Guarantor and then shall be effective only in the specific instance and for the specific purpose for which given.

         17. No Waiver, Etc. No notice to or demand on Guarantor or Agent in any case shall entitle Guarantor or Agent, respectively, to any other or further notice or demand in similar or other circumstances. No delay or omission by Agent, any Lender or Guarantor in exercising any right or remedy hereunder shall impair any such right or remedy or be construed as a waiver thereof or any acquiescence therein, and no single or partial exercise of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy hereunder.

         18. Cumulative Rights. All rights and remedies of Agent and the Lenders hereunder are cumulative of each other and of every other right or remedy which Agent or any Lender may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         19. Expenses. Guarantor agrees to pay on demand by Agent all costs and expenses incurred by Agent or any Lender in connection with the negotiation, preparation, execution and performance of the terms and provisions of this Guaranty and any and all amendments, modifications, renewals, restatements and/or supplements hereto from time to time, including, without limitation, the reasonable fees and expenses of legal counsel to Agent. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay to Agent all costs and expenses incurred by Agent or any Lender in the enforcement of this Guaranty from time to time, including, without limitation, the reasonable fees and expenses of all legal counsel to Agent and the Lenders.

         20. Applicable Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES).

         21. Waiver of Trial By Jury. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST GUARANTOR, AGENT OR ANY LENDER ARISING OUT OF OR RELATING TO THIS GUARANTY. EACH

SUCH PARTY ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

         22. Notices. All notices and other communications required or permitted to be given under this Guaranty shall be given or made in writing and shall be deemed to have been given on the third Business Day after its deposit in the U.S. mail, postage prepaid and properly addressed, by certified or registered mail, return receipt requested, or on the Business Day on which it is actually delivered by messenger delivery, telecopy or other electronic transmission, whichever is earlier. The address of each party for the purposes hereof is as follows:

         Guarantor:                                         With a copy to:

         TOPS Pharmacy Services, Inc.                       Physician Reliance Network, Inc.
         c/o Physician Reliance Network, Inc.               Two Lincoln Centre
         Two Lincoln Centre                                 5420 LBJ Freeway, Suite 900
         LBJ Freeway, Suite 900                             Dallas, Texas 75240
         Dallas, Texas 75240                                Attention:       Patricia A. Secchio,
         Attention:       Patricia A. Secchio,                               Assistant Secretary
         Assistant Secretary
         Telecopy:        (214) 387-0049                    Telecopy:        (214) 387-0049


         Agent:                                             With a copy to:

         Bank One, Texas, N.A.                              Jenkens & Gilchrist, P.C.
         Main Street, 3rd Floor                             1445 Ross Avenue, Suite 3200
         Dallas, Texas 75201                                Dallas, Texas 75202-2799
         Attention:       Healthcare Finance                Attention:        Terry G. Freeman, Esq.
                          Group: URGENT
         Telecopy:        (214) 290-2492                    Telecopy:        (214) 855-4300


         Lenders:

         At the respective addresses shown adjacent to each Lender's name on the signature pages of the Credit Agreement or the most recent Assignment and Acceptance with respect to a Lender, or such other address as may hereafter be designated and delivered in writing.

         23. Survival. All representations, warranties, covenants and agreements of Guarantor in this Guaranty shall survive the execution of this Guaranty.

         24. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Guaranty.

         25. Limitation on Interest. Notwithstanding anything to the contrary contained or referred to in this Guaranty, none of the terms and provisions of this Guaranty, the Credit Agreement, the Notes or any other Loan Document shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate, and neither Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations or the Guaranteed Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other indebtedness, liability or obligation provided for in this Guaranty, the Credit Agreement, the Notes or any other Loan Document which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (a) the amount of such interest, charge, fee, expense or other indebtedness, liability or obligation that would be payable in the absence of this paragraph 25 or (b) an amount, which when added to all other interest payable under this Guaranty, the Credit Agreement, the Notes and any other Loan Document, equals the Maximum Rate. If, notwithstanding the foregoing, Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and the Guaranteed Obligations and treated hereunder as such, and if the Obligations and the Guaranteed Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to Borrower, Guarantor or such other Person (as appropriate). In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, Guarantor, Borrower, Agent and the Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations and the Guaranteed Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations and the Guaranteed Obligations; provided that if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, Agent and the Lenders shall refund to Borrower, Guarantor or such other Person (as appropriate) the amount of such excess and, in such event, neither Agent nor any Lender shall be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, receiving or applying interest in excess of the Maximum Rate.

         26. Irrevocable Nature of Guaranty. This Guaranty may not be revoked by Guarantor; provided, however, in the event it shall be determined that Guarantor shall have the right, in accordance with applicable law and notwithstanding its express agreement herein to the contrary, to revoke this Guaranty, Guarantor may deliver to Agent, at its address for notices set forth in the Credit Agreement, written notice of Guarantor's intention not to be liable hereunder for any Guaranteed Obligations arising, created or incurred after Agent's receipt of such notice, whereupon such notice shall be effective to the extent (but only to the extent) provided hereinbelow as to

Guarantor from and after (but not before) the time when such notice is actually delivered to and received by and receipted for in writing by Agent (the "Effective Revocation Time"); provided, further, however, that such notice shall not be effective as to, and shall not in any way restrict, limit, impair, release or otherwise affect, the indebtedness, liabilities or obligations of Guarantor under this Guaranty with respect to (a) any Guaranteed Obligations consisting of indebtedness, liabilities or obligations under the Credit Agreement, the Notes or any other Loan Document, whether incurred before or after the Effective Revocation Time (including, without limitation, any loans, advances or extensions of credit at any time made or created under the Credit Agreement, whether or not agreed, committed or contemplated to be made by Agent or any Lender and whether or not discretionary with Agent or any Lender), (b) any Guaranteed Obligations arising, created or incurred prior to the Effective Revocation Time, (c) any amendments, modifications, renewals, extensions, restatements and/or supplements to or of the indebtedness, liabilities or obligations referred to in clauses (a) and (b) preceding, whether occurring before or after the Effective Revocation Time, or (d) any interest or costs of collection with respect to any of the indebtedness, liabilities or obligations referred to in clauses (a), (b) or (c) preceding.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.

                                       GUARANTOR:

                                       TOPS PHARMACY SERVICES, INC.

                                       By: /s/ GEORGE McGINN
                                          ------------------------------------
                                       Name:   GEORGE McGINN
                                            ----------------------------------
                                       Title:  Vice President
                                             ---------------------------------

         The undersigned has executed this Guaranty solely for the purpose of confirming receipt of this Guaranty and reliance on this Guaranty by Agent and the Lenders as of the date first written above.

                                       BANK ONE, TEXAS, N.A., as Agent


                                       By: /s/ JAMES B. LUKOWICZ
                                          -------------------------------------
                                       Name:   JAMES B. LUKOWICZ
                                            -----------------------------------
                                       Title:  Vice President
                                             ----------------------------------

                               GUARANTY AGREEMENT

         This GUARANTY AGREEMENT (this "Guaranty"), dated June 11, 1997, is executed and delivered by INNOVATIVE MEDICAL COMMUNICATIONS, INC., a Texas corporation ("Guarantor"), to and in favor of BANK ONE, TEXAS, N.A., a national banking association, as agent for itself and the other Lenders (as such term is hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, "Agent").

                                   RECITALS:

         A. Physician Reliance Network, Inc. ("Borrower"), the lenders named therein (together with their successors and assigns, the "Lenders"), Agent and NationsBank of Texas, N.A. (as a Lender and as co-agent) are, concurrently herewith, entering into that certain Amended and Restated Credit Agreement (as the same may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, the "Credit Agreement") and, in connection therewith, inter alia, Borrower is executing and delivering to each of the Lenders a Revolving Note (as defined in the Credit Agreement) which together with the other Revolving Notes executed and delivered by Borrower to the Lenders on the Closing Date (as defined in the Credit Agreement) in connection with the Credit Agreement are in the aggregate principal amount of $140,000,000 (such Revolving Notes, as they may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, are hereinafter individually called a "Note" and collectively called the "Notes"; the Credit Agreement, the Notes and the other Loan Documents (as defined in the Credit Agreement) and any and all amendments, modifications, renewals, extensions, restatements and/or supplements thereto from time to time, are hereinafter collectively called the "Loan Documents");

         B. Guarantor has directly and indirectly benefitted and will directly and indirectly benefit from the loans evidenced and governed by the Credit Agreement, the Notes and the other Loan Documents and the other transactions evidenced by and contemplated in the Loan Documents; and

         C. Execution and delivery of this Guaranty is a condition to Agent and the Lenders entering into the Credit Agreement and the funding of Advances pursuant thereto;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                   AGREEMENT:

         1.      Definitions.     Unless otherwise defined in this Guaranty,
all capitalized terms used in this Guaranty shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Guaranty of Indebtedness, Liabilities and Obligations. Guarantor hereby irrevocably and unconditionally guarantees (a) payment to Agent and the Lenders when due, whether at stated maturity, by acceleration or otherwise, of any and all Obligations (as such term is defined in the Credit Agreement), which Obligations include, without limitation, (i) any and all interest, penalties, fees and expenses (specifically including, but not limited to, attorneys' fees and expenses) which

Borrower may now or at any time hereafter owe to Agent or any Lender (whether or not such interest, penalties, fees and expenses were originally contracted with Agent or any Lender or with another or others and whether or not such interest, penalties, fees and expenses are enforceable against Borrower) pursuant to the Credit Agreement, any Note or any other Loan Document plus (ii) the principal amount of any and all indebtedness, liabilities and other obligations, whether primary, absolute, secondary, direct, indirect, fixed, contingent, liquidated, unliquidated, secured or unsecured, matured or unmatured, joint, several or joint and several, due or to become due and whether arising by agreement, note, discount, acceptance, overdraft or otherwise, which Borrower may now or at any time hereafter owe to Agent or any Lender (whether or not such indebtedness, liabilities and obligations were originally contracted with Agent or any Lender or with another or others and whether or not such indebtedness, liabilities or obligations are enforceable against Borrower) pursuant to the Credit Agreement, any Note or any other Loan Document and (b) the faithful, prompt and complete compliance by Borrower with all terms, conditions, covenants, agreements and undertakings of Borrower under the Credit Agreement, any Note or any other Loan Document (the Obligations and the interest, penalties, fees, expenses, indebtedness, liabilities and obligations, etc. referred to in clauses (a) and (b) preceding as to which payment, performance and compliance are guaranteed pursuant to this Guaranty are hereinafter individually and collectively called the "Guaranteed Obligations"); provided, however, notwithstanding anything to the contrary contained in this paragraph 2, the Guaranteed Obligations of Guarantor hereunder shall not exceed an aggregate amount equal to the greatest amount that would not render Guarantor's obligations under this Guaranty subject to avoidance under Sections 544, 548 or 550 of the Federal Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors; provided further, however, that for purposes of this proviso it shall be presumed that the Guaranteed Obligations of Guarantor under this Guaranty do not equal or exceed any aggregate amount which would render Guarantor's indebtedness, liabilities or obligations under this Guaranty subject to being so avoided, set aside or annulled, and the burden of proof to the contrary shall be on the party asserting to the contrary. Subject to, but without limiting the generality of the foregoing proviso, the provisions of this Guaranty are severable and, in any action or proceeding involving any state corporate law or any bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights, if the indebtedness, liabilities or obligations of Guarantor under this Guaranty would otherwise be held or determined to be void, invalid or unenforceable on account of the amount thereof under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount thereof shall, without any further action by Guarantor, Agent, any Lender or any other Person, be automatically limited and reduced to the greatest amount which is valid and enforceable as determined in such action or proceeding.

         Notwithstanding that Borrower may not be liable or obligated to Agent or any Lender for interest and/or attorneys' fees and expenses on, or in connection with, the Guaranteed Obligations from and after the Petition Date (as hereinafter defined) as a result of the provisions of the federal bankruptcy laws or otherwise, the Guaranteed Obligations for which Guarantor shall be liable and obligated under this Guaranty shall include (to the extent permitted by law or a court of competent jurisdiction) interest accruing on the Guaranteed Obligations at the highest rate provided for in the Credit Agreement from and after the date on which Borrower files for protection under the federal bankruptcy laws or from and after the date on which an involuntary proceeding is filed against Borrower under the federal bankruptcy laws (herein collectively referred to as the "Petition Date") and all attorneys' fees and expenses incurred by Agent or any Lender from and after the Petition Date in connection with the Guaranteed Obligations.

         3. Continuing Guaranty of Payment. This Guaranty is and shall be an absolute, irrevocable and continuing guaranty of payment, and not merely of collection, and from time to time or at any time the Guaranteed Obligations may be increased, reduced or paid in full without affecting the liability or obligation of Guarantor with respect to indebtedness, liabilities and obligations of Borrower to Agent or any Lender thereafter incurred. Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated (if a release or discharge has occurred), as the case may be, if at any time any payment (or any part thereof) to Agent or any Lender in respect of the Guaranteed Obligations is rescinded or must otherwise be restored by Agent or any Lender pursuant to any bankruptcy, insolvency, reorganization, receivership or other debtor relief granted to Borrower or its successors or assigns. In the event that Agent or any Lender must rescind or restore any payment received by Agent or any Lender, respectively, in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Agent or such Lender, respectively, shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Agent, Lenders and Guarantor that Guarantor's liabilities and obligations hereunder shall not be discharged except by the full and complete payment and performance of the Guaranteed Obligations and then only to the extent of such payment and performance. This Guaranty is independent of, and in addition and without modification to, and does not impair or in any way affect any other guaranty, endorsement or other agreement executed in favor of Agent or any Lender, and this Guaranty and Guarantor's liabilities and obligations under this Guaranty shall not be impaired or otherwise affected by the execution, delivery or performance by Guarantor or any other Person of any other guaranty, endorsement or other agreement.

         4. Absolute Guaranty. Guarantor's liabilities and obligations under this Guaranty shall be absolute and unconditional irrespective of, shall not be released, impaired, limited, reduced, conditioned upon or otherwise affected by and shall continue in full force and effect notwithstanding the occurrence of any event (other than an event consisting of payment and performance of such liabilities and obligations as provided in paragraph 3 hereof) at any time or from time to time, including, without limitation, any one or more of the following events specified in clauses (a) through (o) of this paragraph 4 below, and neither Agent nor any Lender shall be obligated or required to take or to refrain from taking any of such actions or inactions specified below and shall not have any liability, obligation or duty whatsoever with respect to such actions or inactions, it being acknowledged and agreed by Guarantor that all of such liabilities, obligations and duties (if any) of Agent or any Lender otherwise existing and all rights and remedies (if any) of Guarantor with respect thereto (whether such liabilities, obligations, duties, rights or remedies exist by virtue of agreement, common law, equity, statute or otherwise), and each and every defense which, under principles of guaranty or suretyship law, would otherwise operate to eliminate, impair, condition or restrict the liabilities and obligations of Guarantor for the Guaranteed Obligations, are hereby expressly waived by Guarantor:

                 (a) The taking or accepting of any security or other guaranty for any or all of the Guaranteed Obligations, whether heretofore, concurrently herewith or hereafter;

                 (b) Any failure to create or perfect or properly create or perfect any lien, security interest or assignment intended as security, or any release, surrender, exchange, substitution, subordination or loss of any security or guaranty at any time existing in connection with any or all of the Guaranteed Obligations for any reason;

                 (c) Any partial or full release of the liability or obligation of Guarantor under any other guaranty whether or not similar to this Guaranty;

                 (d) The entering into, delivery of, modification of, amendment to or waiver of compliance with the Credit Agreement, any Note or any other Loan Document, or any agreement, document or instrument evidencing, securing or otherwise affecting all or part of the Guaranteed Obligations, without the notification of Guarantor, the right of such notification being hereby specifically waived by Guarantor;

                 (e) The bankruptcy, insolvency, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust or relating to any other entity or Person) of Borrower, Guarantor or any other Person at any time liable or obligated for the payment of any or all of the Guaranteed Obligations, whether now existing or hereafter arising;

                 (f) Any renewal, extension, modification, refunding and/or rearrangement of the payment of any or all of the Guaranteed Obligations at any time and from time to time, whether on one or more occasions, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance or compromise that might be granted or given by Agent or any Lender to Borrower or Guarantor;

                 (g) Any neglect, delay, omission, failure or refusal of Agent or any Lender to (i) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or any collateral, security or guaranty therefor, whether under the Credit Agreement, any Note or any other Loan Document or otherwise, (ii) take or prosecute or properly or diligently take or prosecute any action for the collection of any or all of the Guaranteed Obligations against Borrower, Guarantor or any other guarantor of any or all of the Guaranteed Obligations and/or any other Person, (iii) foreclose or prosecute or properly or diligently foreclose or prosecute any action in connection with any agreement, document or instrument or arrangement evidencing, securing or otherwise affecting all or any part of the Guaranteed Obligations, or (iv) mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations;

                 (h) Any failure of Agent or any Lender to give notice to Borrower and/or Guarantor of, or obtain the consent of Borrower and/or Guarantor with respect to, (i) demand, presentment, protest, nonpayment, intention to accelerate, acceleration, lack of diligence or delay in collection of all or any part of the Guaranteed Obligations or any other matter, or the absence thereof, (ii) any renewal, extension or assignment of the Guaranteed Obligations or any part thereof, (iii) the disposition or release of all or any part of any security for the Guaranteed Obligations (whether or not such disposition is commercially reasonable) or (iv) any other action taken or refrained from being taken by Agent or any Lender against Borrower, it being agreed that (except as may be expressly provided in the other Loan Documents) that neither Agent nor any Lender shall be required to give Borrower or Guarantor any notice of any kind or to obtain Borrower's or Guarantor's consent under any circumstances whatsoever with respect to or in connection with the Guaranteed Obligations;

                 (i) The unenforceability, illegality or uncollectibility of all or any part of the Guaranteed Obligations against Borrower by reason of the fact that the interest contracted for, charged, collected or received in respect of the Guaranteed Obligations exceeds the maximum amount permitted by law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers, directors, partners, trustees or representatives creating the Guaranteed Obligations acted in excess of their authority, the Loan Agreement, any Note, or any other Loan Document evidencing the Guaranteed Obligations has been forged or otherwise is irregular or is not genuine or authentic, or expiration of the applicable statute of limitations with respect to the Guaranteed Obligations;

                 (j) Any payment by Borrower to Agent or any Lender is held to constitute a preferential transfer or a fraudulent conveyance or transfer under any applicable law, or for any reason Agent or any Lender is required to refund such payment or pay such amount to Borrower or any other Person;

                 (k) Any merger, reorganization, consolidation or dissolution of Borrower, any sale, lease or transfer of any or all of the assets of Borrower, or any change in name, business, location, composition, structure or any change in the shareholders, partners or members (whether by accession, secession, death, dissolution, transfer of assets or otherwise) of Borrower;

                 (l) Any failure of Agent or any Lender to notify Guarantor of the acceptance of this Guaranty or of the funding of Advances by any Lender in reliance on this Guaranty or of the failure of Borrower to make any payment due by Borrower to Agent or any Lender;

                 (m) Any existing or future offset, claim or defense of Borrower against Agent or any Lender or against payment of all or any part of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise;

                 (n) Any full or partial release of the liability of Borrower, any guarantor of all or any part of the Guaranteed Obligations or any other Person for all or any part of the Guaranteed Obligations, it being acknowledged and agreed by Guarantor that it may be required to pay the Guaranteed Obligations in full without assistance or support, whether from Borrower, any other guarantor or any other Person; or

                 (o) Any other action taken or omitted to be taken with respect to any of the Credit Agreement, any Note or any other Loan Document, the Guaranteed Obligations or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay all or any part of the Guaranteed Obligations pursuant to the terms hereof.

Without limiting the foregoing or Guarantor's liability under this Guaranty, to the extent that Agent and the Lenders (or any of them) have advanced funds or extended credit to Borrower and do not receive payments or benefits thereon in the amounts and at the times required or provided by or in connection with the Credit Agreement, any Notes or any other Loan Document, Guarantor is absolutely liable to make such payments and to confer such benefits on the Lenders on a timely basis.

         5. Representations and Warranties. In connection with this Guaranty, Guarantor hereby represents and warrants to Agent and the Lenders as follows:

                 (a) Guarantor and Borrower are members of an affiliated and integrated group of businesses and are engaged in related business and supporting lines of business; Guarantor has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Credit Agreement, the Notes and the other Loan Documents; this Guaranty is given by Guarantor in furtherance of the direct and indirect business interests and purposes of Guarantor, and is necessary to the conduct, promotion and attainment of the business interests of Borrower and Guarantor; and the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder;

                 (b) The execution and delivery of this Guaranty and the performance of and compliance with the terms hereof will not constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any material contract, agreement or instrument to which Guarantor is a party or which may be applicable to Guarantor or any of its assets;

                 (c) This Guaranty, when executed and delivered by Guarantor, will constitute the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity;

                 (d) As of the date of this Guaranty, and after giving effect to this Guaranty and the contingent obligation evidenced by this Guaranty, Guarantor is not, on either an unconsolidated basis or a consolidated basis with Borrower and Guarantor's subsidiaries, insolvent, as such term is used or defined in any applicable bankruptcy, fraudulent conveyance, fraudulent transfer or similar law, and Guarantor has and will have assets which, fairly valued, exceed its indebtedness, liabilities and obligations; Guarantor is not executing this Guaranty with any intention to hinder, delay or defraud any present or future creditor or creditors of Guarantor; Guarantor is not engaged in any business or transaction (including, without limitation, the execution of this Guaranty) which will leave Guarantor with unreasonably small capital or assets which are unreasonably small in relation to the business or transactions engaged in by Guarantor, and Guarantor does not intend to engage in any such business or transaction; Guarantor does not intend to incur, nor does Guarantor believe that it will incur, debts beyond Guarantor's ability to repay such debts as they mature;

                 (e) All acts and conditions required to be performed and satisfied prior to the creation and issuance of this Guaranty, and to constitute this Guaranty as the legal, valid and binding obligation of Guarantor in accordance with its terms, have been performed and satisfied in due and strict compliance with all applicable laws;

                 (f) Guarantor is familiar with, and has independently received and reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral (if any) intended to secure the Guaranteed Obligations; however, Guarantor is not relying on such financial condition or any such collateral (if any) as an inducement to enter into this Guaranty;

                 (g) Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any Person other than Guarantor will be liable to pay the Guaranteed Obligations;

                 (h) Except for the execution of the Credit Agreement, neither Agent, any Lender nor any other Person has made any representation, warranty or statement to, or promise, covenant or agreement with, Guarantor in order to induce Guarantor to execute this Guaranty; and

                 (i)      Guarantor is a Subsidiary of Borrower.

         6. Default. Upon the occurrence and during the continuation of an Event of Default, Guarantor shall, on demand by Agent and without further notice of dishonor and without notice of any kind (including, without limitation, notice of acceptance by Agent or any Lender of this Guaranty) having been given to Borrower, Guarantor or any other Person previous to such demand, promptly (i.e., not later than 1:00 p.m., Dallas, Texas time, on the date of such demand or, if such demand is made after 12:00 noon, on the next succeeding Business Day) pay, in immediately available funds, the full unpaid amount of the Guaranteed Obligations, or such lesser amount, if any, as may be specifically demanded by Agent from time to time, to Agent at Agent's Principal Office located in Dallas, Texas or at such other place as Agent may specify to Guarantor in writing. If acceleration of the time for payment of any amount payable by Borrower under or with respect to any of the Guaranteed Obligations is stayed or otherwise delayed upon the insolvency, bankruptcy or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be payable by Guarantor hereunder promptly on demand by Agent.

         7. Cumulative Remedies; No Election. If Guarantor is or becomes liable or obligated for the Guaranteed Obligations, by endorsement or otherwise, other than under this Guaranty, such liability or obligation shall not be in any manner impaired or affected hereby, and the rights and remedies of Agent or any Lender hereunder shall be cumulative of any and all other rights and remedies that Agent or such Lender may ever have against Guarantor. The exercise by Agent or any Lender of any right or remedy hereunder or under any other agreement, document or instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Without in any way limiting the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty or security to any and all other guaranties or security heretofore, concurrently herewith or hereafter executed and/or delivered by Guarantor to or in favor of Agent or any Lender relating to the Guaranteed Obligations, and nothing herein shall ever be deemed to in any way negate or replace any such other guaranties or security; provided, however, that Agent and the Lenders shall have all of their rights and remedies under this Guaranty irrespective of anything to the contrary contained in any such other guaranties or security. This Guaranty may be enforced from time to time as often as occasion therefor may arise, and it is agreed and understood that it shall not be necessary for Agent or any Lender, in order to enforce this Guaranty against Guarantor, first to exercise any rights or remedies against Borrower or any other Person or institute suit or exhaust any available rights or remedies against security in Agent's or any Lender's possession or under Agent's or any Lender's control, or to resort to any other sources or means of obtaining payment of the Guaranteed Obligations.

         8. Joint and Several Obligation. Guarantor agrees that Agent and the Lenders, in their sole discretion, may (a) bring suit against all guarantors or other Persons liable or obligated to Agent or any Lender or against any one or more of them, for interest, penalties, expenses, fees, indebtedness, liabilities and obligations owed to Agent or any Lender and apply any amounts obtained by Agent or any Lender in such a manner as Agent or any Lender may elect, (b) bring suit against all guarantors of the Guaranteed Obligations jointly and severally or against any one or more of them, (c) settle fully or in part with any one or more of such guarantors for such consideration as Agent or any Lender may deem proper, and (d) partially or fully release one or more of such guarantors from liability under any guaranty agreement, and that no such action shall impair the rights of Agent or any Lender to collect the Guaranteed Obligations (or the unpaid balance thereof) from other guarantors (including, without limitation, Guarantor), or any of them, not so sued, settled with, or released.

         9. Release of Collateral, etc. If all or any part of the Guaranteed Obligations is at any time secured, Guarantor agrees that Agent or any Lender may, at any time and from time to time in its discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security without impairing or diminishing the liabilities or obligations of Guarantor hereunder. Guarantor further agrees that, if Borrower or any other Person executes in favor of Agent or any Lender any collateral agreement, mortgage, deed of trust, collateral assignment, security agreement or other security instrument, the exercise by Agent or any Lender of any right or remedy thereby conferred on Agent or any Lender shall be wholly discretionary with Agent and such Lender, respectively, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of Guarantor hereunder. Guarantor further agrees that (except to the extent prohibited by applicable law notwithstanding an agreement of the parties to the contrary) neither Agent nor any Lender shall be liable for its failure to use diligence or care in the collection of the Guaranteed Obligations, in the creation or perfection of any lien, security interest or assignment intended as security or in preserving the liability of any Person liable or obligated on the Guaranteed Obligations, and Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof, and diligence in bringing suit against any Person liable on the Guaranteed Obligations or any part thereof.

         10. Binding Effect. This Guaranty is for the benefit of Agent and the Lenders and their successors and assigns, and in the event of an assignment by Agent or any Lender or its successors or assigns of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness, liabilities and obligations so assigned, may be transferred with such indebtedness, liabilities and obligations. This Guaranty is binding, not only upon Guarantor, but upon its successors and assigns.

         11. Waiver of Subrogation, Contribution and Other Rights. UPON PAYMENT BY GUARANTOR OF ANY SUMS IN RESPECT OF THE GUARANTEED OBLIGATIONS HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY AMOUNTS ADVANCED TO BORROWER BY GUARANTOR), ALL RIGHTS OF GUARANTOR AGAINST BORROWER OR ANY OTHER GUARANTOR OF THE GUARANTEED OBLIGATIONS ARISING AS A RESULT THEREFROM BY WAY OF RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION AND/OR OTHERWISE SHALL IN ALL RESPECTS BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT AND ENFORCEMENT TO THE PRIOR INDEFEASIBLE PAYMENT AND ENFORCEMENT IN FULL OF THE GUARANTEED OBLIGATIONS. GUARANTOR SHALL NOT HAVE, AND HEREBY IRREVOCABLY WAIVES, ANY AND ALL RIGHTS AND REMEDIES OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION AND/OR OTHERWISE AGAINST OR FROM BORROWER UNLESS AND UNTIL ALL OF THE GUARANTEED OBLIGATIONS HAVE BEEN PAID AND PERFORMED IN FULL. IN ADDITION TO THE FOREGOING, GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL CLAIMS OR OTHER RIGHTS AND REMEDIES IT MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST AGENT, ANY LENDER, BORROWER OR ANY OTHER PERSON UNDER CHAPTER 34 OF THE TEXAS BUSINESS AND COMMERCE CODE, UNDER RULES 31 AND 163 OF THE TEXAS RULES OF CIVIL PROCEDURE, UNDER SECTION 17.001 OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE AND UNDER ANY OTHER STATUTE OF ANY STATE OR OTHER JURISDICTION REQUIRING RECOURSE AGAINST THE PRIMARY OBLIGOR OR IMPOSING OTHER REQUIREMENTS AS A CONDITION TO RECOURSE AGAINST A GUARANTOR IF AND TO THE EXTENT THAT THE SAME MAY BE APPLICABLE TO THIS GUARANTY. Except as expressly otherwise provided in this paragraph 11, Guarantor shall have all rights of subrogation, reimbursement, exoneration, contribution and indemnification that may exist under currently applicable law.

         12. Subordination of Indebtedness and Liens. The payment of any and all principal of and interest on all indebtedness of Borrower, whether primary, absolute, secondary, direct, indirect, fixed, contingent, liquidated, unliquidated, secured or unsecured, matured or unmatured, joint, several or joint and several, now or hereafter existing, due or to become due to Guarantor (the "Guarantor Debt"), shall in all respects be subordinate and junior in right of payment and enforcement to the prior payment and enforcement in full of the Guaranteed Obligations as provided in this paragraph 12. Except as may be expressly permitted by the Credit Agreement, no payment shall be made on or with respect to the Guarantor Debt unless and until the Guaranteed Obligations shall have been paid and performed in full. In the event that Guarantor or any Affiliate of Guarantor shall receive any payment on account of the Guarantor Debt in violation of this paragraph 12, Guarantor will hold, or cause to be held (as the case may be), any amount so received in trust for the benefit of Agent and the Lenders and will forthwith deliver, or cause to be delivered (as the case may be), such payment to Agent, in the form received, to be applied to the Guaranteed Obligations. All assignments, liens, pledges and security interests (if any) securing payment of all or any part of the Guarantor Debt (the "Subordinated Liens") shall be and remain inferior and subordinate to the assignments, liens, pledges and security interests (if any) securing payment of all or any part of the Guaranteed Obligations, regardless of whether such Subordinated Liens presently exist or are hereafter created or when such Subordinated Liens were created, perfected, filed or recorded. Guarantor shall not exercise or enforce any creditors' rights or remedies that it may have against Borrower or foreclose, repossess, sequester or otherwise institute any action or proceeding (whether judicial or otherwise, including, without limitation, the commencement of, or joinder in, any bankruptcy, insolvency, reorganization, liquidation, receivership or other debtor relief law) to enforce any Subordinated Lien on any assets of Borrower or any other Person unless and until the Guaranteed Obligations shall have been irrevocably paid and performed in full. The terms and provisions of this paragraph 12 are given by Guarantor as additional rights, remedies and benefits to any and all other subordination agreements heretofore, concurrently herewith or hereafter executed by Guarantor to or in favor of Agent or any Lender, and nothing in this Guaranty shall ever be deemed to in any way negate or replace any other such previous, concurrent or subsequent subordination agreements. All promissory notes, accounts receivable ledgers and other evidences of the Guarantor Debt, and all mortgages, deeds of trust, security agreements, assignments and other security documents evidencing the Subordinated Liens, shall contain a specific written notice that the indebtedness and liens, evidenced thereby are subordinated as provided in this paragraph 12.

         13.     Right of Setoff.   Guarantor hereby grants to Agent and each
Lender a right of setoff upon any and all monies, securities or other property of Guarantor, and the proceeds therefrom, now or hereafter held or received by or in transit to Agent or any Lender from or for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Guarantor, and any and all claims of Guarantor against Agent or any Lender at any time existing. The right of setoff granted pursuant to this paragraph 13 shall be cumulative of and in addition to Agent's and each Lender's common law right of setoff.

         14. Further Assurances. Upon the request of Agent or any Lender, Guarantor will, at any time and from time to time, duly execute and deliver to Agent any and all such further agreements, documents and instruments, and supply such additional information, as may be necessary or advisable, in the reasonable opinion of Agent or any Lender, to obtain the full benefits of this Guaranty.

         15. Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance here from. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. No provision herein or in any other Loan Document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

         16. Modification in Writing. No modification, consent, amendment or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of Agent and Guarantor and then shall be effective only in the specific instance and for the specific purpose for which given.

         17. No Waiver, Etc. No notice to or demand on Guarantor or Agent in any case shall entitle Guarantor or Agent, respectively, to any other or further notice or demand in similar or other circumstances. No delay or omission by Agent, any Lender or Guarantor in exercising any right or remedy hereunder shall impair any such right or remedy or be construed as a waiver thereof or any acquiescence therein, and no single or partial exercise of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy hereunder.

         18. Cumulative Rights. All rights and remedies of Agent and the Lenders hereunder are cumulative of each other and of every other right or remedy which Agent or any Lender may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         19. Expenses. Guarantor agrees to pay on demand by Agent all costs and expenses incurred by Agent or any Lender in connection with the negotiation, preparation, execution and performance of the terms and provisions of this Guaranty and any and all amendments, modifications, renewals, restatements and/or supplements hereto from time to time, including, without limitation, the reasonable fees and expenses of legal counsel to Agent. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay to Agent all costs and expenses incurred by Agent or any Lender in the enforcement of this Guaranty from time to time, including, without limitation, the reasonable fees and expenses of all legal counsel to Agent and the Lenders.

         20. Applicable Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES).

         21. Waiver of Trial By Jury. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST GUARANTOR, AGENT OR ANY LENDER ARISING OUT OF OR RELATING TO THIS GUARANTY. EACH

SUCH PARTY ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

         22. Notices. All notices and other communications required or permitted to be given under this Guaranty shall be given or made in writing and shall be deemed to have been given on the third Business Day after its deposit in the U.S. mail, postage prepaid and properly addressed, by certified or registered mail, return receipt requested, or on the Business Day on which it is actually delivered by messenger delivery, telecopy or other electronic transmission, whichever is earlier. The address of each party for the purposes hereof is as follows:

         Guarantor:                                 With a copy to:

         Innovative Medical Communications, Inc.   Physician Reliance Network, Inc.
         c/o Physician Reliance Network, Inc.      Two Lincoln Centre
         Two Lincoln Centre                        5420 LBJ Freeway, Suite 900
         5420 LBJ Freeway, Suite 900               Dallas, Texas 75240
         Dallas, Texas 75240                       Attention:       Patricia A. Secchio,
         Attention:       Patricia A. Secchio,                      Assistant Secretary
                          Assistant Secretary                       Telecopy:        (214) 387-0049
         Telecopy:        (214) 387-0049


         Agent:                                    With a copy to:

         Bank One, Texas, N.A.                     Jenkens & Gilchrist, P.C.
         1717 Main Street, 3rd Floor               1445 Ross Avenue, Suite 3200
         Dallas, Texas 75201                       Dallas, Texas 75202-2799
         Attention:       Healthcare Finance       Attention: Terry G. Freeman, Esq.
                          Group: URGENT
         Telecopy:  (214) 290-2492                 Telecopy: (214) 855-4300


         Lenders:

         At the respective addresses shown adjacent to each Lender's name on the signature pages of the Credit Agreement or the most recent Assignment and Acceptance with respect to a Lender, or such other address as may hereafter be designated and delivered in writing.

         23. Survival. All representations, warranties, covenants and agreements of Guarantor in this Guaranty shall survive the execution of this Guaranty.

         24. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Guaranty.

         25. Limitation on Interest. Notwithstanding anything to the contrary contained or referred to in this Guaranty, none of the terms and provisions of this Guaranty, the Credit Agreement, the Notes or any other Loan Document shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate, and neither Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations or the Guaranteed Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other indebtedness, liability or obligation provided for in this Guaranty, the Credit Agreement, the Notes or any other Loan Document which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (a) the amount of such interest, charge, fee, expense or other indebtedness, liability or obligation that would be payable in the absence of this paragraph 25 or (b) an amount, which when added to all other interest payable under this Guaranty, the Credit Agreement, the Notes and any other Loan Document, equals the Maximum Rate. If, notwithstanding the foregoing, Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and the Guaranteed Obligations and treated hereunder as such, and if the Obligations and the Guaranteed Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to Borrower, Guarantor or such other Person (as appropriate). In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, Guarantor, Borrower, Agent and the Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations and the Guaranteed Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations and the Guaranteed Obligations; provided that if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, Agent and the Lenders shall refund to Borrower, Guarantor or such other Person (as appropriate) the amount of such excess and, in such event, neither Agent nor any Lender shall be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, receiving or applying interest in excess of the Maximum Rate.

         26. Irrevocable Nature of Guaranty. This Guaranty may not be revoked by Guarantor; provided, however, in the event it shall be determined that Guarantor shall have the right, in accordance with applicable law and notwithstanding its express agreement herein to the contrary, to revoke this Guaranty, Guarantor may deliver to Agent, at its address for notices set forth in the Credit Agreement, written notice of Guarantor's intention not to be liable hereunder for any Guaranteed Obligations arising, created or incurred after Agent's receipt of such notice, whereupon such notice shall be effective to the extent (but only to the extent) provided hereinbelow as to

Guarantor from and after (but not before) the time when such notice is actually delivered to and received by and receipted for in writing by Agent (the "Effective Revocation Time"); provided, further, however, that such notice shall not be effective as to, and shall not in any way restrict, limit, impair, release or otherwise affect, the indebtedness, liabilities or obligations of Guarantor under this Guaranty with respect to (a) any Guaranteed Obligations consisting of indebtedness, liabilities or obligations under the Credit Agreement, the Notes or any other Loan Document, whether incurred before or after the Effective Revocation Time (including, without limitation, any loans, advances or extensions of credit at any time made or created under the Credit Agreement, whether or not agreed, committed or contemplated to be made by Agent or any Lender and whether or not discretionary with Agent or any Lender), (b) any Guaranteed Obligations arising, created or incurred prior to the Effective Revocation Time, (c) any amendments, modifications, renewals, extensions, restatements and/or supplements to or of the indebtedness, liabilities or obligations referred to in clauses (a) and (b) preceding, whether occurring before or after the Effective Revocation Time, or (d) any interest or costs of collection with respect to any of the indebtedness, liabilities or obligations referred to in clauses (a), (b) or (c) preceding.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.

                                        GUARANTOR:

                                        INNOVATIVE MEDICAL COMMUNICATIONS, INC.


                                        By: /s/ GEORGE MCGINN
                                           -------------------------------------
                                                George McGinn
                                                Vice President

         The undersigned has executed this Guaranty solely for the purpose of confirming receipt of this Guaranty and reliance on this Guaranty by Agent and the Lenders as of the date first written above.

                                        BANK ONE, TEXAS, N.A., as Agent


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                               GUARANTY AGREEMENT

     This GUARANTY AGREEMENT (this "Guaranty"), dated June 11, 1997, is executed and delivered by PRN RESEARCH, INC., a Texas corporation ("Guarantor"), to and in favor of BANK ONE, TEXAS, N.A., a national banking association, as agent for itself and the other Lenders (as such term is hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, "Agent").

                                   RECITALS:

     A. Physician Reliance Network, Inc. ("Borrower"), the lenders named therein (together with their successors and assigns, the "Lenders"), Agent and NationsBank of Texas, N.A. (as a Lender and as co-agent) are, concurrently herewith, entering into that certain Amended and Restated Credit Agreement (as the same may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, the "Credit Agreement") and, in connection therewith, inter alia, Borrower is executing and delivering to each of the Lenders a Revolving Note (as defined in the Credit Agreement) which together with the other Revolving Notes executed and delivered by Borrower to the Lenders on the Closing Date (as defined in the Credit Agreement) in connection with the Credit Agreement are in the aggregate principal amount of $140,000,000 (such Revolving Notes, as they may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, are hereinafter individually called a "Note" and collectively called the "Notes"; the Credit Agreement, the Notes and the other Loan Documents (as defined in the Credit Agreement) and any and all amendments, modifications, renewals, extensions, restatements and/or supplements thereto from time to time, are hereinafter collectively called the "Loan Documents");

     B. Guarantor has directly and indirectly benefitted and will directly and indirectly benefit from the loans evidenced and governed by the Credit Agreement, the Notes and the other Loan Documents and the other transactions evidenced by and contemplated in the Loan Documents; and

     C. Execution and delivery of this Guaranty is a condition to Agent and the Lenders entering into the Credit Agreement and the funding of Advances pursuant thereto;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                   AGREEMENT:

     1. Definitions. Unless otherwise defined in this Guaranty, all capitalized terms used in this Guaranty shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Guaranty of Indebtedness, Liabilities and Obligations. Guarantor hereby irrevocably and unconditionally guarantees (a) payment to Agent and the Lenders when due, whether at stated maturity, by acceleration or otherwise, of any and all Obligations (as such term is defined in the Credit Agreement), which Obligations include, without limitation, (i) any and all interest, penalties, fees and expenses (specifically including, but not limited to, attorneys' fees and expenses) which

Borrower may now or at any time hereafter owe to Agent or any Lender (whether or not such interest, penalties, fees and expenses were originally contracted with Agent or any Lender or with another or others and whether or not such interest, penalties, fees and expenses are enforceable against Borrower) pursuant to the Credit Agreement, any Note or any other Loan Document plus (ii) the principal amount of any and all indebtedness, liabilities and other obligations, whether primary, absolute, secondary, direct, indirect, fixed, contingent, liquidated, unliquidated, secured or unsecured, matured or unmatured, joint, several or joint and several, due or to become due and whether arising by agreement, note, discount, acceptance, overdraft or otherwise, which Borrower may now or at any time hereafter owe to Agent or any Lender (whether or not such indebtedness, liabilities and obligations were originally contracted with Agent or any Lender or with another or others and whether or not such indebtedness, liabilities or obligations are enforceable against Borrower) pursuant to the Credit Agreement, any Note or any other Loan Document and (b) the faithful, prompt and complete compliance by Borrower with all terms, conditions, covenants, agreements and undertakings of Borrower under the Credit Agreement, any Note or any other Loan Document (the Obligations and the interest, penalties, fees, expenses, indebtedness, liabilities and obligations, etc. referred to in clauses (a) and (b) preceding as to which payment, performance and compliance are guaranteed pursuant to this Guaranty are hereinafter individually and collectively called the "Guaranteed Obligations"); provided, however, notwithstanding anything to the contrary contained in this paragraph 2, the Guaranteed Obligations of Guarantor hereunder shall not exceed an aggregate amount equal to the greatest amount that would not render Guarantor's obligations under this Guaranty subject to avoidance under Sections 544, 548 or 550 of the Federal Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors; provided further, however, that for purposes of this proviso it shall be presumed that the Guaranteed Obligations of Guarantor under this Guaranty do not equal or exceed any aggregate amount which would render Guarantor's indebtedness, liabilities or obligations under this Guaranty subject to being so avoided, set aside or annulled, and the burden of proof to the contrary shall be on the party asserting to the contrary. Subject to, but without limiting the generality of the foregoing proviso, the provisions of this Guaranty are severable and, in any action or proceeding involving any state corporate law or any bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights, if the indebtedness, liabilities or obligations of Guarantor under this Guaranty would otherwise be held or determined to be void, invalid or unenforceable on account of the amount thereof under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount thereof shall, without any further action by Guarantor, Agent, any Lender or any other Person, be automatically limited and reduced to the greatest amount which is valid and enforceable as determined in such action or proceeding.

     Notwithstanding that Borrower may not be liable or obligated to Agent or any Lender for interest and/or attorneys' fees and expenses on, or in connection with, the Guaranteed Obligations from and after the Petition Date (as hereinafter defined) as a result of the provisions of the federal bankruptcy laws or otherwise, the Guaranteed Obligations for which Guarantor shall be liable and obligated under this Guaranty shall include (to the extent permitted by law or a court of competent jurisdiction) interest accruing on the Guaranteed Obligations at the highest rate provided for in the Credit Agreement from and after the date on which Borrower files for protection under the federal bankruptcy laws or from and after the date on which an involuntary proceeding is filed against Borrower under the federal bankruptcy laws (herein collectively referred to as the "Petition Date") and all attorneys' fees and expenses incurred by Agent or any Lender from and after the Petition Date in connection with the Guaranteed Obligations.

     3. Continuing Guaranty of Payment. This Guaranty is and shall be an absolute, irrevocable and continuing guaranty of payment, and not merely of collection, and from time to time or at any time the Guaranteed Obligations may be increased, reduced or paid in full without affecting the liability or obligation of Guarantor with respect to indebtedness, liabilities and obligations of Borrower to Agent or any Lender thereafter incurred. Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated (if a release or discharge has occurred), as the case may be, if at any time any payment (or any part thereof) to Agent or any Lender in respect of the Guaranteed Obligations is rescinded or must otherwise be restored by Agent or any Lender pursuant to any bankruptcy, insolvency, reorganization, receivership or other debtor relief granted to Borrower or its successors or assigns. In the event that Agent or any Lender must rescind or restore any payment received by Agent or any Lender, respectively, in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Agent or such Lender, respectively, shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Agent, Lenders and Guarantor that Guarantor's liabilities and obligations hereunder shall not be discharged except by the full and complete payment and performance of the Guaranteed Obligations and then only to the extent of such payment and performance. This Guaranty is independent of, and in addition and without modification to, and does not impair or in any way affect any other guaranty, endorsement or other agreement executed in favor of Agent or any Lender, and this Guaranty and Guarantor's liabilities and obligations under this Guaranty shall not be impaired or otherwise affected by the execution, delivery or performance by Guarantor or any other Person of any other guaranty, endorsement or other agreement.

     4. Absolute Guaranty. Guarantor's liabilities and obligations under this Guaranty shall be absolute and unconditional irrespective of, shall not be released, impaired, limited, reduced, conditioned upon or otherwise affected by and shall continue in full force and effect notwithstanding the occurrence of any event (other than an event consisting of payment and performance of such liabilities and obligations as provided in paragraph 3 hereof) at any time or from time to time, including, without limitation, any one or more of the following events specified in clauses (a) through (o) of this paragraph 4 below, and neither Agent nor any Lender shall be obligated or required to take or to refrain from taking any of such actions or inactions specified below and shall not have any liability, obligation or duty whatsoever with respect to such actions or inactions, it being acknowledged and agreed by Guarantor that all of such liabilities, obligations and duties (if any) of Agent or any Lender otherwise existing and all rights and remedies (if any) of Guarantor with respect thereto (whether such liabilities, obligations, duties, rights or remedies exist by virtue of agreement, common law, equity, statute or otherwise), and each and every defense which, under principles of guaranty or suretyship law, would otherwise operate to eliminate, impair, condition or restrict the liabilities and obligations of Guarantor for the Guaranteed Obligations, are hereby expressly waived by Guarantor:

          (a) The taking or accepting of any security or other guaranty for any or all of the Guaranteed Obligations, whether heretofore, concurrently herewith or hereafter;

          (b) Any failure to create or perfect or properly create or perfect any lien, security interest or assignment intended as security, or any release, surrender, exchange, substitution, subordination or loss of any security or guaranty at any time existing in connection with any or all of the Guaranteed Obligations for any reason;

          (c) Any partial or full release of the liability or obligation of Guarantor under any other guaranty whether or not similar to this Guaranty;

          (d) The entering into, delivery of, modification of, amendment to or waiver of compliance with the Credit Agreement, any Note or any other Loan Document, or any agreement, document or instrument evidencing, securing or otherwise affecting all or part of the Guaranteed Obligations, without the notification of Guarantor, the right of such notification being hereby specifically waived by Guarantor;

          (e) The bankruptcy, insolvency, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust or relating to any other entity or Person) of Borrower, Guarantor or any other Person at any time liable or obligated for the payment of any or all of the Guaranteed Obligations, whether now existing or hereafter arising;

          (f) Any renewal, extension, modification, refunding and/or rearrangement of the payment of any or all of the Guaranteed Obligations at any time and from time to time, whether on one or more occasions, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance or compromise that might be granted or given by Agent or any Lender to Borrower or Guarantor;

          (g) Any neglect, delay, omission, failure or refusal of Agent or any Lender to (i) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or any collateral, security or guaranty therefor, whether under the Credit Agreement, any Note or any other Loan Document or otherwise, (ii) take or prosecute or properly or diligently take or prosecute any action for the collection of any or all of the Guaranteed Obligations against Borrower, Guarantor or any other guarantor of any or all of the Guaranteed Obligations and/or any other Person, (iii) foreclose or prosecute or properly or diligently foreclose or prosecute any action in connection with any agreement, document or instrument or arrangement evidencing, securing or otherwise affecting all or any part of the Guaranteed Obligations, or (iv) mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations;

          (h) Any failure of Agent or any Lender to give notice to Borrower and/or Guarantor of, or obtain the consent of Borrower and/or Guarantor with respect to, (i) demand, presentment, protest, nonpayment, intention to accelerate, acceleration, lack of diligence or delay in collection of all or any part of the Guaranteed Obligations or any other matter, or the absence thereof, (ii) any renewal, extension or assignment of the Guaranteed Obligations or any part thereof, (iii) the disposition or release of all or any part of any security for the Guaranteed Obligations (whether or not such disposition is commercially reasonable) or (iv) any other action taken or refrained from being taken by Agent or any Lender against Borrower, it being agreed that (except as may be expressly provided in the other Loan Documents) that neither Agent nor any Lender shall be required to give Borrower or Guarantor any notice of any kind or to obtain Borrower's or Guarantor's consent under any circumstances whatsoever with respect to or in connection with the Guaranteed Obligations;

          (i) The unenforceability, illegality or uncollectibility of all or any part of the Guaranteed Obligations against Borrower by reason of the fact that the interest contracted for, charged, collected or received in respect of the Guaranteed Obligations exceeds the maximum amount permitted by law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers, directors, partners, trustees or representatives creating the Guaranteed Obligations acted in excess of their authority, the Loan Agreement, any Note, or any other Loan Document evidencing the Guaranteed Obligations has been forged or otherwise is irregular or is not genuine or authentic, or expiration of the applicable statute of limitations with respect to the Guaranteed Obligations;

          (j) Any payment by Borrower to Agent or any Lender is held to constitute a preferential transfer or a fraudulent conveyance or transfer under any applicable law, or for any reason Agent or any Lender is required to refund such payment or pay such amount to Borrower or any other Person;

          (k) Any merger, reorganization, consolidation or dissolution of Borrower, any sale, lease or transfer of any or all of the assets of Borrower, or any change in name, business, location, composition, structure or any change in the shareholders, partners or members (whether by accession, secession, death, dissolution, transfer of assets or otherwise) of Borrower;

          (l) Any failure of Agent or any Lender to notify Guarantor of the acceptance of this Guaranty or of the funding of Advances by any Lender in reliance on this Guaranty or of the failure of Borrower to make any payment due by Borrower to Agent or any Lender;

          (m) Any existing or future offset, claim or defense of Borrower against Agent or any Lender or against payment of all or any part of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise;

          (n) Any full or partial release of the liability of Borrower, any guarantor of all or any part of the Guaranteed Obligations or any other Person for all or any part of the Guaranteed Obligations, it being acknowledged and agreed by Guarantor that it may be required to pay the Guaranteed Obligations in full without assistance or support, whether from Borrower, any other guarantor or any other Person; or

          (o) Any other action taken or omitted to be taken with respect to any of the Credit Agreement, any Note or any other Loan Document, the Guaranteed Obligations or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay all or any part of the Guaranteed Obligations pursuant to the terms hereof.

Without limiting the foregoing or Guarantor's liability under this Guaranty, to the extent that Agent and the Lenders (or any of them) have advanced funds or extended credit to Borrower and do not receive payments or benefits thereon in the amounts and at the times required or provided by or in connection with the Credit Agreement, any Notes or any other Loan Document, Guarantor is absolutely liable to make such payments and to confer such benefits on the Lenders on a timely basis.

     5. Representations and Warranties. In connection with this Guaranty, Guarantor hereby represents and warrants to Agent and the Lenders as follows:

          (a) Guarantor and Borrower are members of an affiliated and integrated group of businesses and are engaged in related business and supporting lines of business; Guarantor has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Credit Agreement, the Notes and the other Loan Documents; this Guaranty is given by Guarantor in furtherance of the direct and indirect business interests and purposes of Guarantor, and is necessary to the conduct, promotion and attainment of the business interests of Borrower and Guarantor; and the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder;

          (b) The execution and delivery of this Guaranty and the performance of and compliance with the terms hereof will not constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any material contract, agreement or instrument to which Guarantor is a party or which may be applicable to Guarantor or any of its assets;

          (c) This Guaranty, when executed and delivered by Guarantor, will constitute the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity;

          (d) As of the date of this Guaranty, and after giving effect to this Guaranty and the contingent obligation evidenced by this Guaranty, Guarantor is not, on either an unconsolidated basis or a consolidated basis with Borrower and Guarantor's subsidiaries, insolvent, as such term is used or defined in any applicable bankruptcy, fraudulent conveyance, fraudulent transfer or similar law, and Guarantor has and will have assets which, fairly valued, exceed its indebtedness, liabilities and obligations; Guarantor is not executing this Guaranty with any intention to hinder, delay or defraud any present or future creditor or creditors of Guarantor; Guarantor is not engaged in any business or transaction (including, without limitation, the execution of this Guaranty) which will leave Guarantor with unreasonably small capital or assets which are unreasonably small in relation to the business





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
     or transactions engaged in by Guarantor, and Guarantor does not intend to engage in any such business or transaction; Guarantor does not intend to incur, nor does Guarantor believe that it will incur, debts beyond Guarantor's ability to repay such debts as they mature;

          (e) All acts and conditions required to be performed and satisfied prior to the creation and issuance of this Guaranty, and to constitute this Guaranty as the legal, valid and binding obligation of Guarantor in accordance with its terms, have been performed and satisfied in due and strict compliance with all applicable laws;

          (f) Guarantor is familiar with, and has independently received and reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral (if any) intended to secure the Guaranteed Obligations; however, Guarantor is not relying on such financial condition or any such collateral (if any) as an inducement to enter into this Guaranty;

          (g) Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any Person other than Guarantor will be liable to pay the Guaranteed Obligations;

          (h) Except for the execution of the Credit Agreement, neither Agent, any Lender nor any other Person has made any representation, warranty or statement to, or promise, covenant or agreement with, Guarantor in order to induce Guarantor to execute this Guaranty; and

          (i) Guarantor is a Subsidiary of Borrower.

     6. Default. Upon the occurrence and during the continuation of an Event of Default, Guarantor shall, on demand by Agent and without further notice of dishonor and without notice of any kind (including, without limitation, notice of acceptance by Agent or any Lender of this Guaranty) having been given to Borrower, Guarantor or any other Person previous to such demand, promptly (i.e., not later than 1:00 p.m., Dallas, Texas time, on the date of such demand or, if such demand is made after 12:00 noon, on the next succeeding Business
Day) pay, in immediately available funds, the full unpaid amount of the Guaranteed Obligations, or such lesser amount, if any, as may be specifically demanded by Agent from time to time, to Agent at Agent's Principal Office located in Dallas, Texas or at such other place as Agent may specify to Guarantor in writing. If acceleration of the time for payment of any amount payable by Borrower under or with respect to any of the Guaranteed Obligations is stayed or otherwise delayed upon the insolvency, bankruptcy or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be payable by Guarantor hereunder promptly on demand by Agent.

     7. Cumulative Remedies; No Election. If Guarantor is or becomes liable or obligated for the Guaranteed Obligations, by endorsement or otherwise, other than under this Guaranty, such liability or obligation shall not be in any manner impaired or affected hereby, and the rights and remedies of Agent or any Lender hereunder shall be cumulative of any and all other rights and remedies that Agent or such Lender may ever have against Guarantor. The exercise by Agent or any Lender of any right or remedy hereunder or under any other agreement, document or instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Without in any way limiting the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty or security to any and all other guaranties or security heretofore, concurrently herewith or hereafter executed and/or delivered by Guarantor to or in favor of Agent or any Lender relating to the Guaranteed Obligations, and nothing herein shall ever be deemed to in any way negate or replace any such other guaranties or security; provided, however, that Agent and the Lenders shall have all of their rights and remedies under this Guaranty irrespective of anything to the contrary contained in any such other guaranties or security. This Guaranty may be enforced from time to time as often as occasion therefor may arise, and it is agreed and understood that it shall not be necessary for Agent or any Lender, in order to enforce this Guaranty against Guarantor, first to exercise any rights or remedies against Borrower or any other Person or institute suit or exhaust any available rights or remedies against security in Agent's or any Lender's possession or under Agent's or any Lender's control, or to resort to any other sources or means of obtaining payment of the Guaranteed Obligations.

     8. Joint and Several Obligation. Guarantor agrees that Agent and the Lenders, in their sole discretion, may (a) bring suit against all guarantors or other Persons liable or obligated to Agent or any Lender or against any one or more of them, for interest, penalties, expenses, fees, indebtedness, liabilities and obligations owed to Agent or any Lender and apply any amounts obtained by Agent or any Lender in such a manner as Agent or any Lender may elect, (b) bring suit against all guarantors of the Guaranteed Obligations jointly and severally or against any one or more of them, (c) settle fully or in part with any one or more of such guarantors for such consideration as Agent or any Lender may deem proper, and (d) partially or fully release one or more of such guarantors from liability under any guaranty agreement, and that no such action shall impair the rights of Agent or any Lender to collect the Guaranteed Obligations (or the unpaid balance thereof) from other guarantors (including, without limitation, Guarantor), or any of them, not so sued, settled with, or released.

     9. Release of Collateral, etc. If all or any part of the Guaranteed Obligations is at any time secured, Guarantor agrees that Agent or any Lender may, at any time and from time to time in its discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security without impairing or diminishing the liabilities or obligations of Guarantor hereunder. Guarantor further agrees that, if Borrower or any other Person executes in favor of Agent or any Lender any collateral agreement, mortgage, deed of trust, collateral assignment, security agreement or other security instrument, the exercise by Agent or any Lender of any right or remedy thereby conferred on Agent or any Lender shall be wholly discretionary with Agent and such Lender, respectively, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of Guarantor hereunder. Guarantor further agrees that (except to the extent prohibited by applicable law notwithstanding an agreement of the parties to the contrary) neither Agent nor any Lender shall be liable for its failure to use diligence or care in the collection of the Guaranteed Obligations, in the creation or perfection of any lien, security interest or assignment intended as security or in preserving the liability of any Person liable or obligated on the Guaranteed Obligations, and Guarantor hereby waives presentment





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
for payment, notice of nonpayment, protest and notice thereof, and diligence in bringing suit against any Person liable on the Guaranteed Obligations or any part thereof.

     10. Binding Effect. This Guaranty is for the benefit of Agent and the Lenders and their successors and assigns, and in the event of an assignment by Agent or any Lender or its successors or assigns of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness, liabilities and obligations so assigned, may be transferred with such indebtedness, liabilities and obligations. This Guaranty is binding, not only upon Guarantor, but upon its successors and assigns.

     11. Waiver of Subrogation, Contribution and Other Rights. UPON PAYMENT BY GUARANTOR OF ANY SUMS IN RESPECT OF THE GUARANTEED OBLIGATIONS HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY AMOUNTS ADVANCED TO BORROWER BY GUARANTOR), ALL RIGHTS OF GUARANTOR AGAINST BORROWER OR ANY OTHER GUARANTOR OF THE GUARANTEED OBLIGATIONS ARISING AS A RESULT THEREFROM BY WAY OF RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION AND/OR OTHERWISE SHALL IN ALL RESPECTS BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT AND ENFORCEMENT TO THE PRIOR INDEFEASIBLE PAYMENT AND ENFORCEMENT IN FULL OF THE GUARANTEED OBLIGATIONS. GUARANTOR SHALL NOT HAVE, AND HEREBY IRREVOCABLY WAIVES, ANY AND ALL RIGHTS AND REMEDIES OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION AND/OR OTHERWISE AGAINST OR FROM BORROWER UNLESS AND UNTIL ALL OF THE GUARANTEED OBLIGATIONS HAVE BEEN PAID AND PERFORMED IN FULL. IN ADDITION TO THE FOREGOING, GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL CLAIMS OR OTHER RIGHTS AND REMEDIES IT MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST AGENT, ANY LENDER, BORROWER OR ANY OTHER PERSON UNDER CHAPTER 34 OF THE TEXAS BUSINESS AND COMMERCE CODE, UNDER RULES 31 AND 163 OF THE TEXAS RULES OF CIVIL PROCEDURE, UNDER SECTION 17.001 OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE AND UNDER ANY OTHER STATUTE OF ANY STATE OR OTHER JURISDICTION REQUIRING RECOURSE AGAINST THE PRIMARY OBLIGOR OR IMPOSING OTHER REQUIREMENTS AS A CONDITION TO RECOURSE AGAINST A GUARANTOR IF AND TO THE EXTENT THAT THE SAME MAY BE APPLICABLE TO THIS GUARANTY. Except as expressly otherwise provided in this paragraph 11, Guarantor shall have all rights of subrogation, reimbursement, exoneration, contribution and indemnification that may exist under currently applicable law.

     12. Subordination of Indebtedness and Liens. The payment of any and all principal of and interest on all indebtedness of Borrower, whether primary, absolute, secondary, direct, indirect, fixed, contingent, liquidated, unliquidated, secured or unsecured, matured or unmatured, joint, several or joint and several, now or hereafter existing, due or to become due to Guarantor (the "Guarantor Debt"), shall in all respects be subordinate and junior in right of payment and enforcement to the prior payment and enforcement in full of the Guaranteed Obligations as provided in this paragraph 12. Except as may be expressly permitted by the Credit Agreement, no payment shall be made on or with respect to the Guarantor Debt unless and until the Guaranteed Obligations shall have been paid and performed in full. In the event that Guarantor or any Affiliate of Guarantor shall receive any payment on account of the Guarantor Debt in violation of this paragraph 12, Guarantor will hold, or cause to be held (as the case may be), any amount so received in trust for the benefit of Agent and the Lenders and will forthwith deliver, or cause to be delivered (as the case may be), such payment to Agent, in the form received, to be applied to the Guaranteed Obligations. All assignments, liens, pledges and security interests (if any) securing payment of all or any part of the Guarantor Debt (the "Subordinated Liens") shall be and remain inferior and subordinate to the assignments, liens, pledges and security interests (if any) securing payment of all or any part of the Guaranteed Obligations, regardless of whether such Subordinated Liens presently exist or are hereafter created or when such Subordinated Liens were created, perfected, filed or recorded. Guarantor shall not exercise or enforce any creditors' rights or remedies that it may have against Borrower or foreclose, repossess, sequester or otherwise institute any action or proceeding (whether judicial or otherwise, including, without limitation, the commencement of, or joinder in, any bankruptcy, insolvency, reorganization, liquidation, receivership or other debtor relief law) to enforce any Subordinated Lien on any assets of Borrower or any other Person unless and until the Guaranteed Obligations shall have been irrevocably paid and performed in full. The terms and provisions of this paragraph 12 are given by Guarantor as additional rights, remedies and benefits to any and all other subordination agreements heretofore, concurrently herewith or hereafter executed by Guarantor to or in favor of Agent or any Lender, and nothing in this Guaranty shall ever be deemed to in any way negate or replace any other such previous, concurrent or subsequent subordination agreements. All promissory notes, accounts receivable ledgers and other evidences of the Guarantor Debt, and all mortgages, deeds of trust, security agreements, assignments and other security documents evidencing the Subordinated Liens, shall contain a specific written notice that the indebtedness and liens, evidenced thereby are subordinated as provided in this paragraph 12.

     13. Right of Setoff. Guarantor hereby grants to Agent and each Lender a right of setoff upon any and all monies, securities or other property of Guarantor, and the proceeds therefrom, now or hereafter held or received by or in transit to Agent or any Lender from or for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Guarantor, and any and all claims of Guarantor against Agent or any Lender at any time existing. The right of setoff granted pursuant to this paragraph 13 shall be cumulative of and in addition to Agent's and each Lender's common law right of setoff.

     14. Further Assurances. Upon the request of Agent or any Lender, Guarantor will, at any time and from time to time, duly execute and deliver to Agent any and all such further agreements, documents and instruments, and supply such additional information, as may be necessary or advisable, in the reasonable opinion of Agent or any Lender, to obtain the full benefits of this Guaranty.

     15. Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance here from. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. No provision herein or in any other Loan Document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

     16. Modification in Writing. No modification, consent, amendment or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of Agent and Guarantor and then shall be effective only in the specific instance and for the specific purpose for which given.

     17. No Waiver, Etc. No notice to or demand on Guarantor or Agent in any case shall entitle Guarantor or Agent, respectively, to any other or further notice or demand in similar or other circumstances. No delay or omission by Agent, any Lender or Guarantor in exercising any right or remedy hereunder shall impair any such right or remedy or be construed as a waiver thereof or any acquiescence therein, and no single or partial exercise of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy hereunder.

     18. Cumulative Rights. All rights and remedies of Agent and the Lenders hereunder are cumulative of each other and of every other right or remedy which Agent or any Lender may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     19. Expenses. Guarantor agrees to pay on demand by Agent all costs and expenses incurred by Agent or any Lender in connection with the negotiation, preparation, execution and performance of the terms and provisions of this Guaranty and any and all amendments, modifications, renewals, restatements and/or supplements hereto from time to time, including, without limitation, the reasonable fees and expenses of legal counsel to Agent. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay to Agent all costs and expenses incurred by Agent or any Lender in the enforcement of this Guaranty from time to time, including, without limitation, the reasonable fees and expenses of all legal counsel to Agent and the Lenders.

     20. Applicable Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES).

     21. Waiver of Trial By Jury. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST GUARANTOR, AGENT OR ANY LENDER ARISING OUT OF OR RELATING TO THIS GUARANTY. EACH





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
SUCH PARTY ACKNOWLEDGES THAT THIS WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     22. Notices. All notices and other communications required or permitted to be given under this Guaranty shall be given or made in writing and shall be deemed to have been given on the third Business Day after its deposit in the U.S. mail, postage prepaid and properly addressed, by certified or registered mail, return receipt requested, or on the Business Day on which it is actually delivered by messenger delivery, telecopy or other electronic transmission, whichever is earlier. The address of each party for the purposes hereof is as follows:

     Guarantor:                                With a copy to:

     PRN Research, Inc.                        Physician Reliance Network, Inc.
     c/o Physician Reliance Network, Inc.      Two Lincoln Centre
     Two Lincoln Centre                        5420 LBJ Freeway, Suite 900
     5420 LBJ Freeway, Suite 900               Dallas, Texas 75240
     Dallas, Texas 75240                       Attention: Patricia A. Secchio,
     Attention:  Patricia A. Secchio,                     Assistant Secretary
                 Assistant Secretary           Telecopy:  (214) 387-0049
     Telecopy:   (214) 387-0049



     Agent:                                    With a copy to:

     Bank One, Texas, N.A.                     Jenkens & Gilchrist, P.C.
     1717 Main Street, 3rd Floor               1445 Ross Avenue, Suite 3200
     Dallas, Texas 75201                       Dallas, Texas 75202-2799
     Attention:  Healthcare Finance            Attention: Terry G. Freeman, Esq.
                 Group: URGENT
                 Telecopy:  (214) 290-2492     Telecopy: (214) 855-4300


     Lenders:

     At the respective addresses shown adjacent to each Lender's name on the signature pages of the Credit Agreement or the most recent Assignment and Acceptance with respect to a Lender, or such other address as may hereafter be designated and delivered in writing.

     23. Survival. All representations, warranties, covenants and agreements of Guarantor in this Guaranty shall survive the execution of this Guaranty.

     24. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Guaranty.

     25. Limitation on Interest. Notwithstanding anything to the contrary contained or referred to in this Guaranty, none of the terms and provisions of this Guaranty, the Credit Agreement, the Notes or any other Loan Document shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate, and neither Agent nor any Lender shall ever charge, receive, take, collect, reserve or apply, as interest on the Obligations or the Guaranteed Obligations, any amount in excess of the Maximum Rate. The parties hereto agree that any interest, charge, fee, expense or other indebtedness, liability or obligation provided for in this Guaranty, the Credit Agreement, the Notes or any other Loan Document which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (a) the amount of such interest, charge, fee, expense or other indebtedness, liability or obligation that would be payable in the absence of this paragraph 25 or (b) an amount, which when added to all other interest payable under this Guaranty, the Credit Agreement, the Notes and any other Loan Document, equals the Maximum Rate. If, notwithstanding the foregoing, Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and the Guaranteed Obligations and treated hereunder as such, and if the Obligations and the Guaranteed Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to Borrower, Guarantor or such other Person (as appropriate). In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, Guarantor, Borrower, Agent and the Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations and the Guaranteed Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations and the Guaranteed Obligations; provided that if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, Agent and the Lenders shall refund to Borrower, Guarantor or such other Person (as appropriate) the amount of such excess and, in such event, neither Agent nor any Lender shall be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, receiving or applying interest in excess of the Maximum Rate.

     26. Irrevocable Nature of Guaranty. This Guaranty may not be revoked by Guarantor; provided, however, in the event it shall be determined that Guarantor shall have the right, in accordance with applicable law and notwithstanding its express agreement herein to the contrary, to revoke this Guaranty, Guarantor may deliver to Agent, at its address for notices set forth in the Credit Agreement, written notice of Guarantor's intention not to be liable hereunder for any Guaranteed Obligations arising, created or incurred after Agent's receipt of such notice, whereupon such notice shall be effective to the extent (but only to the extent) provided hereinbelow as to

Guarantor from and after (but not before) the time when such notice is actually delivered to and received by and receipted for in writing by Agent (the "Effective Revocation Time"); provided, further, however, that such notice shall not be effective as to, and shall not in any way restrict, limit, impair, release or otherwise affect, the indebtedness, liabilities or obligations of Guarantor under this Guaranty with respect to (a) any Guaranteed Obligations consisting of indebtedness, liabilities or obligations under the Credit Agreement, the Notes or any other Loan Document, whether incurred before or after the Effective Revocation Time (including, without limitation, any loans, advances or extensions of credit at any time made or created under the Credit Agreement, whether or not agreed, committed or contemplated to be made by Agent or any Lender and whether or not discretionary with Agent or any Lender), (b) any Guaranteed Obligations arising, created or incurred prior to the Effective Revocation Time, (c) any amendments, modifications, renewals, extensions, restatements and/or supplements to or of the indebtedness, liabilities or obligations referred to in clauses (a) and (b) preceding, whether occurring before or after the Effective Revocation Time, or (d) any interest or costs of collection with respect to any of the indebtedness, liabilities or obligations referred to in clauses (a), (b) or (c) preceding.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.

                                       GUARANTOR:

                                       PRN RESEARCH, INC.



                                       By:      /s/ GEORGE MCGINN
                                          ------------------------------------
                                       Name:    George McGinn
                                            ----------------------------------
                                       Title:   Secretary
                                             ---------------------------------

     The undersigned has executed this Guaranty solely for the purpose of confirming receipt of this Guaranty and reliance on this Guaranty by Agent and the Lenders as of the date first written above.

                                     BANK ONE, TEXAS, N.A., as Agent


                                     By: /s/ [ILLEGIBLE]
                                        ---------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------